As filed with the Securities and Exchange
                         Commission on January 31, 2006

                                                               File Nos. 2-48227
                                                                        811-2383

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF l933

                           Pre-Effective Amendment No.

                        Post-Effective Amendment No. 86               X

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

                               Amendment No. 64                       X


                        ALLIANCEBERNSTEIN BOND FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

               Registrants Telephone Number, including Area Code:
                                 (800) 221-5672

                                 MARK R. MANLEY
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York l0105
                     (Name and address of agent for service)

                          Copies of communications to:
                              Patricia A. Poglinco
                               Seward & Kissel LLP
                             One Battery Park Plaza
                            New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)

[_]  immediately upon filing pursuant to paragraph (b)
[X]  on February 1, 2006 pursuant to paragraph (b)
[_]  60 days after filing pursuant to paragraph (a)(1)
[_]  on (date) pursuant to paragraph (a)(1)
[_]  75 days after filing pursuant to paragraph (a)(2)
[_]  on (date) pursuant to paragraph (a)(2) of Rule 485.

          If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                  PROSPECTUS

[LOGO]
     ALLIANCEBERNSTEIN/R/
Investment Research and Management

    The AllianceBernstein Bond Funds


                                                               February 1, 2006


  Income and Stability Funds
                                         [GRAPHIC]

                                              AllianceBernstein Short
     Duration Portfolio
                                         [GRAPHIC]

                                              AllianceBernstein U.S.
     Government Portfolio
                                         [GRAPHIC]

                                              AllianceBernstein
     Intermediate Bond Portfolio
  Total Return Funds
                                         [GRAPHIC]

                                              AllianceBernstein Corporate
     Bond Portfolio
                                         [GRAPHIC]

                                              AllianceBernstein High
     Yield Fund
                                         [GRAPHIC]

                                              AllianceBernstein Emerging
     Market Debt Fund
  Income Funds
                                         [GRAPHIC]

                                              AllianceBernstein
     Multi-Market Strategy Trust
                                         [GRAPHIC]

                                              AllianceBernstein Global
     Strategic Income Trust
                                         [GRAPHIC]

                                              AllianceBernstein Global
     Government Income Trust

    The AllianceBernstein Bond Funds provide a broad selection of investment alternatives to investors seeking high current income.

    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
(right triangle) Are Not FDIC Insured
(right triangle) May Lose Value
(right triangle) Are Not Bank Guaranteed

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                            Page

SUMMARY INFORMATION........................   4

INCOME AND STABILITY FUNDS.................   6

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO.   6

ALLIANCEBERNSTEIN U.S. GOVERNMENT PORTFOLIO   8

ALLIANCEBERNSTEIN INTERMEDIATE BOND
  PORTFOLIO................................  10

TOTAL RETURN FUNDS.........................  12

ALLIANCEBERNSTEIN CORPORATE BOND PORTFOLIO.  12

ALLIANCEBERNSTEIN HIGH YIELD FUND..........  14

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND  16

INCOME FUNDS...............................  18

ALLIANCEBERNSTEIN MULTI-MARKET STRATEGY
  TRUST....................................  18

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME
  TRUST....................................  20

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME
  TRUST....................................  22

RISKS SUMMARY..............................  24

FEES AND EXPENSES OF THE FUNDS.............  27

                                                  Page

INVESTING IN THE FUNDS...........................  30
How to Buy Shares................................  30
The Different Share Class Expenses...............  31
Sales Charge Reduction Programs..................  32
CDSC Waivers and Other Programs..................  33
The "Pros" and "Cons" of Different Share Classes.  34
Payments to Financial Advisors and their Firms...  35
How to Exchange Shares...........................  36
How to Sell or Redeem Shares.....................  36
Frequent Purchases and Redemptions of Fund Shares  37
How the Funds Value their Shares.................  39

MORE INFORMATION ABOUT THE FUNDS AND THEIR
  INVESTMENTS....................................  39

MANAGEMENT OF THE FUNDS..........................  47

DIVIDENDS, DISTRIBUTIONS AND TAXES...............  52

CONVERSION FEATURE...............................  53

GENERAL INFORMATION..............................  53

GLOSSARY OF INVESTMENT TERMS.....................  53

FINANCIAL HIGHLIGHTS.............................  55

APPENDIX A....................................... A-1

BOND RATINGS..................................... A-1

APPENDIX B....................................... B-1
Hypothetical Investment and Expense Information.. B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

This Prospectus begins with a summary of key information about each of the AllianceBernstein Bond Funds. The Summary describes a Fund's objectives, investment strategies, principal risks, and fees. You will find additional information about the Funds and their investments beginning on page 6.


PERFORMANCE INFORMATION
This Summary includes a table for each Fund showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Fund by showing:

.. how the Fund's average annual returns for one, five, and ten years (or over the life of the Fund) compare to those of a broad-based securities market index; and

.. how the Fund's performance changed from year to year over ten years (or over the life of the Fund).

                                  PLEASE NOTE

  A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

  As with all investments, you may lose money by investing in the Funds.

RISK

                            WHY IS RISK IMPORTANT?

  You should consider risk carefully when investing in a Fund. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments would typically have a lower return than a riskier investment. In other words, you should get a higher return if your investments have more risk.

  We have included a graphic for each Fund that shows the Fund's risk profile as compared to our other bond funds. For your information, bond funds generally, but not always, are less risky than stock funds. The bar chart for each Fund also gives an indication of a Fund's overall risk. A Fund whose performance as reflected in the bars does not vary significantly from year-to-year is a lower-risk investment. Conversely, a Fund with a higher variability of returns is a riskier investment.

This summary lists the principal risks for each Fund followed by an explanation of these risks. Generally, each Fund has broad risks that apply to all funds, such as market risk, interest rate risk, and credit risk, as well as specific risks for a Fund that invests in a particular type of fixed-income securities, such as emerging market debt risk, high yield securities risk, prepayment risk or currency risk. The risks of a Fund may be increased by the use of borrowing techniques or derivatives, such as futures, options and swaps.

                             WHAT IS MARKET RISK?

  Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the fixed income securities owned by a Fund. The value of fixed income securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for consumer spending, home sales and mortgage rates, or corporate earnings. All of the Funds are subject to this risk.

                          WHAT IS INTEREST RATE RISK?

  Changes in interest rates affect the value of fixed-income securities. If interest rates rise, the prices of these securities fall because to earn the higher rate the fixed principal amount has to be lower. In other words, fixed-income securities' prices and interest rates move in opposite directions. Increases in interest rates will cause a Fund's net asset value to decline and, at least in the near term, this decrease in value will not be offset by higher interest income from new investments. This risk is higher for fixed-income securities with longer maturities. Shorter and intermediate-term securities are less sensitive to interest rate changes. The opposite side of the effect of changes in interest rates is that if interest rates fall, the prices of fixed-income securities will increase. You, as an investor, would benefit from decreases in interest rates because your Fund's net asset value would increase.

                             WHAT IS CREDIT RISK?

  The issuers of fixed income securities may default by failing to make interest payments or to repay principal in a timely manner. This is referred to as credit risk. To illustrate, credit risk is virtually non-existent for securities issued by the U.S. government as well as other major non-U.S. countries. Credit risk is higher for fixed-income securities issued by corporations. The degree of credit risk is reflected in credit ratings described below. Securities with higher credit risks (and lower ratings), often referred to as high yield securities, generally pay a higher interest rate to compensate investors for the additional risk.

CREDIT RATINGS
Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as Standard & Poor's, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by Alliance:

..  investment grade or

..  below investment grade ("high yield securities" or "junk bonds").

For a further description of credit ratings, see "Appendix A--Bond Ratings." As noted in Appendix A, the credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch, and with the addition of "high" or "low" for Dominion. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund's minimum rating category. For example, a Fund may purchase a security rated B1 by Moody's, or B- by S&P, provided the Fund may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other rating agencies.


OTHER INFORMATION
Maturity and Duration

The maturity of a fixed-income security is the date at which the principal amount of the security is payable. As discussed above, fixed-income securities with longer maturities will be more volatile because they are more sensitive to interest rates. To compensate for the increase in risk, however, these securities generally have a higher yield.

Duration measures a bond or portfolio's sensitivity to interest rate changes. It is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of four years, its value will change 4% if rates change by 1%; a duration of two years will result in a 2% change in value, and so on. Thus, shorter duration bonds result in lower expected volatility.

General

..  The Fund's investment adviser is Alliance Capital Management L.P., or
   Alliance, a global investment manager providing diversified services to institutions and individuals through a broad line of investments including 120 mutual funds.

.. References to "net assets" mean the assets of a Fund after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflects the value of a Fund's investments.

.. Funds that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as U.S. Government or Corporate Bond, will not change these policies without 60 days' prior written notice to shareholders.

INCOME AND STABILITY FUNDS
--------------------------------------------------------------------------------

The Income and Stability Funds offer a selection of alternatives to investors seeking high current income consistent with the preservation of capital through investments primarily in investment grade securities.

AllianceBernstein Short Duration Portfolio
--------------------------------------------------------------------------------


                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund seeks to provide safety of principal and a moderate rate of return that is subject to taxes.


The Fund invests, under normal circumstances, at least 80% of its net assets in securities rated A- or better and comparably rated commercial paper and notes. The Fund may purchase many types of fixed-income securities, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, loan participations and preferred stock. The Fund also may invest up to 20% of its total assets in foreign fixed-income securities of issuers in developed or emerging-market countries. The Fund also may invest up to 20% of its total assets in fixed-income securities rated BB- or B- by national rating agencies, which are not investment grade or higher.


The Fund seeks to maintain an effective duration of one to three years under normal market conditions. The Fund may use interest-rate forecasting to determine the best level of interest-rate risk at a given time. The Fund may moderately shorten its average duration when Alliance expects interest rates to rise and modestly lengthen its average duration when Alliance anticipates that rates will fall.

To solve the complex problems of bond valuation, Alliance devotes considerable resources to research. Alliance has developed proprietary and innovative means of improving investment decision-making, which is intended to be disciplined, centralized and highly systematic. Our research is applied within a value-oriented framework.

The Fund may invest, without limit, in derivatives, such as options, futures, forwards and swaps. The Fund also may invest up to 20% of its assets in hybrid instruments, which have characteristics of futures, options, currencies, and securities. The Fund also may:

..  purchase or sell securities on a forward commitment basis;

..  invest in variable, floating and inverse floating rate investments;

..  invest in zero coupon and interest-only or principal-only securities; and

..  invest in obligations of supranational entities.


The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.


PRINCIPAL RISKS:


                 .Market Risk          .Prepayment Risk
                 .Interest Rate Risk   .Foreign Risk
                 .Credit Risk          .Emerging Market Risk
                 .Inflation Risk       .Currency Risk
                                       .Leverage Risk
                                       .Derivatives Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                             Since
                                                   1 Year Inception**
---------------------------------------------------------------------
Class A*** Return Before Taxes                     -3.28%   -0.63%
           --------------------------------------- ------ -----------
           Return After Taxes on Distributions     -4.35%   -1.55%
           --------------------------------------- ------ -----------
           Return After Taxes on Distributions and
           Sale of Fund Shares*                    -2.14%   -1.05%
---------- --------------------------------------- ------ -----------
Class B    Return Before Taxes                     -2.64%   -0.04%
---------- --------------------------------------- ------ -----------
Class C    Return Before Taxes                     -0.76%    0.29%
---------- --------------------------------------- ------ -----------
Merrill    (reflects no deduction for fees,
Lynch      expenses, or taxes)
1-3 Year
Treasury
Index                                               1.67%    1.28%
---------- --------------------------------------- ------ -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception dates for Class A, B and C shares: 5/21/03.
***After-tax returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these shares have different expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

                               Calendar Year End (%)

 96      97      98      99       00     01      02      03      04      05
----    ----    ----    ----     ----   ----    ----    ----    ----    ----
 n/a    n/a     n/a     n/a      n/a    n/a     n/a     n/a     0.92%   1.02%




You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 1.10% in the 1st quarter, 2004; and Worst quarter was down -1.24% in the 2nd quarter, 2004.

AllianceBernstein U.S. Government Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is to generate income and price appreciation without assuming what Alliance considers undue risk.


The Fund invests, under normal circumstances, at least 80% of its net assets in U.S. Government securities and repurchase agreements and forward contracts relating to U.S. Government securities. U.S. Government securities in which the Fund invests may include a significant amount of mortgage-backed securities issued by government-sponsored entities, such as the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, that are neither issued nor guaranteed by the U.S. Treasury. The Fund may invest the remaining 20% of its net assets in non-U.S. Government debt securities, such as mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities and variable, floating, and inverse floating rate instruments, preferred stock, and other corporate debt securities.


The Fund will not invest in any security rated below BBB- by S&P or Baa- by Moody's. The Fund may invest in debt securities with a range of maturities from short- to long-term.


The Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls. The Fund may also invest, without limit, in derivative instruments, such as options, futures, forwards, or swap agreements.


The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

PRINCIPAL RISKS:

              .  Market Risk            .  Prepayment Risk
              .  Interest Rate Risk     .  Derivatives Risk
              .  Credit Risk            .  Leverage Risk
              .  Inflation Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                            1 year 5 years** 10 years**
-----------------------------------------------------------------------
Class A*** Return Before Taxes              -2.13%   3.29%     4.23%
           -------------------------------- ------ --------- ----------
           Return After Taxes on
           Distributions                    -3.49%   1.43%     1.82%
           -------------------------------- ------ --------- ----------
           Return After Taxes on
           Distributions and Sale of Fund
           Shares                           -1.39%   1.68%     2.07%
---------- -------------------------------- ------ --------- ----------
Class B    Return Before Taxes              -1.52%   3.42%     4.22%
---------- -------------------------------- ------ --------- ----------
Class C    Return Before Taxes               0.45%   3.45%     3.92%
---------- -------------------------------- ------ --------- ----------
Advisor    Return Before Taxes
Class                                        2.46%   4.50%     5.01%
---------- -------------------------------- ------ --------- ----------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Government
Bond Index                                   2.65%   5.39%     5.94%
---------- -------------------------------- ------ --------- ----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Dates for Advisor Class shares: 10/6/00. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.
***After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these shares have different expense ratios. --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

                             Calendar Year End (%)

 96      97      98      99       00     01      02      03      04     05
----    ----    ----    ----     ----   ----    ----    ----    ----   ----
0.34    8.55    8.60    -3.21    12.42  5.72    9.21    0.72    3.35   2.16




You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 5.62% in the 3rd quarter, 2002; and Worst quarter was down -3.29% in the 1st quarter, 1996.

AllianceBernstein Intermediate Bond Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:

The Fund's investment objective is to generate income and price appreciation without assuming what Alliance considers undue risk.


The Fund invests, under normal circumstances, at least 80% of its net assets in investment grade fixed-income securities. The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Fund expects that the average duration of the Fund's investments will be in the intermediate range of three to six years. The Fund may invest up to 20% of its net assets in below investment grade bonds.

The Fund may invest without limit in U.S. Dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. Dollar denominated foreign fixed-income securities, whose currency risk will be fully hedged at the time of investment. These investments may include, in each case, developed and emerging market debt securities.


The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements. For hedging purposes, the Fund may enter into forward currency exchange contracts and options on foreign currencies.

The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

PRINCIPAL RISKS:


              .  Market Risk            .  Prepayment Risk
              .  Interest Rate Risk     .  Foreign Risk
              .  Credit Risk            .  Currency Risk
              .  Inflation Risk         .  Emerging Markets Risk
                                        .  Derivatives Risk
                                        .  Leverage Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                                Since
                                            1 year 5 years** Inception**
------------------------------------------------------------------------
Class A*** Return Before Taxes              -2.38%   3.91%      4.80%
           -------------------------------- ------ --------- -----------
           Return After Taxes on
           Distributions                    -3.66%   2.13%      2.86%
           -------------------------------- ------ --------- -----------
           Return After Taxes on
           Distributions and Sale of Fund
           Shares                           -1.55%   2.27%      2.91%
---------- -------------------------------- ------ --------- -----------
Class B    Return Before Taxes              -1.70%   4.08%      4.82%
---------- -------------------------------- ------ --------- -----------
Class C    Return Before Taxes               0.35%   4.09%      4.75%
---------- -------------------------------- ------ --------- -----------
Advisor    Return Before Taxes
Class                                        2.35%   5.12%      5.81%
---------- -------------------------------- ------ --------- -----------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes,
Aggregate
Index                                        2.43%   5.87%      6.52%
---------- -------------------------------- ------ --------- -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Dates for Class A, B and C shares: 7/1/99, and Advisor Class shares: 10/9/00. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares, respectively.
***After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these shares have different expense ratios. --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

                               Calendar Year End (%)

    96     97     98     99     00     01     02     03     04     05
   -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
    n/a    n/a    n/a    n/a   11.25   7.36   7.67   3.69   3.48   1.94




You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 4.56% in the 3rd quarter, 2001; and Worst quarter was down -2.50% in the 2nd quarter, 2004.

TOTAL RETURN FUNDS
--------------------------------------------------------------------------------

The Total Return Funds offer a selection of alternatives to investors seeking to maximize total returns.

AllianceBernstein Corporate Bond Portfolio
--------------------------------------------------------------------------------


                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is to maximize total returns from price appreciation and income.


The Fund invests, under normal circumstances, in at least 80% of its net assets in corporate bonds and other corporate debt securities. The Fund also invests in securities of non-corporate issuers. The Fund invests primarily in fixed-income securities considered investment grade but also invests in below investment grade securities. The Fund may invest up to 50% of its assets in foreign (non-U.S.) fixed-income securities and in sovereign debt obligations. All of the Fund's investments, whether foreign or domestic, are U.S. Dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term.


The Fund pursues a more aggressive investment strategy than other corporate bond funds because, among other things, it may invest more of its assets in below investment grade securities. As a result, the Fund may have higher risk because it tends to have greater net asset value volatility than most other corporate bond funds.


The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.


The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

PRINCIPAL RISKS:

              .  Market Risk            .  Foreign Risk
              .  Interest Rate Risk     .  Derivatives Risk
              .  Credit Risk
              .  Inflation Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                             1 Year 5 Years** 10 Years**
------------------------------------------------------------------------
Class A***  Return Before Taxes              -2.69%   5.44%     5.85%
            -------------------------------- ------ --------- ----------
            Return After Taxes on
            Distributions                    -4.38%   2.92%     2.82%
            -------------------------------- ------ --------- ----------
            Return After Taxes on
            Distributions and Sale of Fund
            Shares                           -1.76%   3.08%     3.05%
----------- -------------------------------- ------ --------- ----------
Class B     Return Before Taxes              -1.98%   5.57%     5.86%
----------- -------------------------------- ------ --------- ----------
Class C     Return Before Taxes              -0.04%   5.59%     5.56%
----------- -------------------------------- ------ --------- ----------
Advisor     Return Before Taxes
Class                                         1.86%   6.65%     6.62%
----------- -------------------------------- ------ --------- ----------
Lehman      (reflects no deduction for fees,
Brothers    expenses, or taxes)
Baa U.S.
Credit
Index                                         0.81%   7.23%     6.40%
----------- -------------------------------- ------ --------- ----------
Lehman      (reflects no deduction for fees,
Brothers    expenses, or taxes)
Long BAA
U.S. Credit
Index                                         2.66%   9.90%     7.59%
----------- -------------------------------- ------ --------- ----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Dates for Advisor Class shares: 8/8/02. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.
***After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these shares have different expense ratios. --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
--Arenot relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [Chart]

                             Calendar Year End (%)

  96       97      98       99     00      01      02      03      04      05
 ------  -----   -----    -----   -----  -----  -------  ------  ------  -----
10.02%   11.81%  -0.03%   1.93%   8.12%  8.33%  -1.85%   16.46%   8.09%  1.63%


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 7.01% in the 2nd quarter, 1997; and Worst quarter was down -7.04% in the 3rd quarter, 1998.

AllianceBernstein High Yield Fund
--------------------------------------------------------------------------------
                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is to maximize total returns from price appreciation and income.


The Fund invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. The Fund invests in a diversified mix of high yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Fund is managed to maximize total return by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Fund uses various strategies in attempting to achieve its objective. The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Fund may invest in U.S. Dollar-denominated and non-U.S. Dollar-denominated foreign fixed-income securities. The Fund may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.



The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements. For hedging purposes, the Fund may enter into forward currency exchange contracts and options on foreign currencies.


PRINCIPAL RISKS:

              .  Market Risk            .  Foreign Risk
              .  Interest Rate Risk     .  Currency Risk
              .  Credit Risk            .  Derivatives Risk
              .  Inflation Risk         .  Liquidity Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                           Since
                                         1 Year 5 Years Inception**
-------------------------------------------------------------------
Class A***    Return Before Taxes        -2.36%  4.75%     3.37%
              -------------------------- ------ ------- -----------
              Return After Taxes on
              Distributions              -4.85%  1.47%    -0.39%
              -------------------------- ------ ------- -----------
              Return After Taxes on
              Distributions and Sale of
              Fund Shares                -1.56%  2.01%     0.53%
------------- -------------------------- ------ ------- -----------
Class B       Return Before Taxes        -2.76%  4.91%     3.38%
------------- -------------------------- ------ ------- -----------
Class C       Return Before Taxes         0.09%  4.91%     3.17%
------------- -------------------------- ------ ------- -----------
Advisor Class Return Before Taxes         2.04%  5.98%     4.21%
------------- -------------------------- ------ ------- -----------
Lehman        (reflects no deduction for
Brothers      fees, expenses, or taxes)
High Yield 2%
Constrained
Index                                     2.76% 13.72%     6.16%
------------- -------------------------- ------ ------- -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for all Classes: 4/22/97.
***After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these shares have different expense ratios. --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                     [CHART]

                              Calendar Year End (%)

96    97      98      99      00       01      02      03    04     05
---   ---   -----   -----   ------   -----   -----   -----  -----  ----
n/a   n/a   -1.68   -1.79   -11.90   -0.59   -3.26   24.26   8.17  1.91




You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 8.06% in the 2nd quarter, 2003; and Worst quarter was down -9.63% in the 3rd quarter, 1998.

AllianceBernstein Emerging Market Debt Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES
The Fund's investment objective is to maximize total returns from price appreciation and income.


The Fund invests, under normal circumstances, at least 80% of its net assets in emerging market debt securities. The Fund invests at least 65% of its total assets in sovereign debt obligations. The Fund's investments in sovereign debt obligations and non-U.S. corporate fixed-income securities emphasize countries that are included in the J.P. Morgan Emerging Markets Bond Index Global and are considered at the time of purchase to be emerging markets or developing countries. The Fund may invest in debt securities with a range of maturities from short- to long-term.


The Fund generally invests in U.S. Dollar-denominated sovereign debt obligations and corporate fixed-income securities. The Fund may also invest in non-U.S. Dollar-denomi nated fixed-income securities but will invest no more than 5% of its assets in securities denominated in any one currency other than the U.S. Dollar. As an operating policy, the Fund will limit its investments in non-U.S. Dollar-denominated securities to no more than 25% of its assets.


Substantially all of the Fund's assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC+ or lower by S&P and Fitch) and unrated securities of equivalent investment quality. The Fund also may invest in investment grade securities and unrated securities.


The Fund may use borrowings for investment purposes. The Fund may also make short sales of securities or maintain a short position. The Fund is non-diversified, meaning it may invest more of its assets in a fewer number of issuers.


The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements. For hedging purposes, the Fund may enter into forward currency exchange contracts and options on foreign currencies.


PRINCIPAL RISKS:


              .  Market Risk            .  Emerging Market Risk
              .  Interest Rate Risk     .  Foreign Risk
              .  Credit Risk            .  Currency Risk
              .  Inflation Risk         .  Derivatives Risk
                                        .  Diversification Risk
                                        .  Leverage Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                              1 Year 5 Years 10 Years
---------------------------------------------------------------------
Class A** Return Before Taxes                  5.50% 15.34%   13.38%
          ----------------------------------- ------ ------- --------
          Return After Taxes on Distributions  2.95% 11.39%    7.98%
          ----------------------------------- ------ ------- --------
          Return After Taxes on Distributions
          and Sale of Fund Shares              3.82% 10.73%    7.89%
--------- ----------------------------------- ------ ------- --------
Class B   Return Before Taxes                  6.27% 15.41%   13.33%
--------- ----------------------------------- ------ ------- --------
Class C   Return Before Taxes                  8.26% 15.41%   12.98%
--------- ----------------------------------- ------ ------- --------
JPMorgan  (reflects no deduction for fees,
Emerging  expenses, or taxes)
Markets
Global
Index                                         10.73% 12.26%   12.99%
--------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

                             Calendar Year End (%)

  96      97      98       99      00      01     02      03      04      05
 ----    ----    ----     ----    ----    ----   ----    ----    ----    -----
 39.45   9.01   -22.06    26.71   14.47   6.10   18.69   38.42   11.09   10.16




You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 18.35% in the 4th quarter, 2002; and Worst quarter was down -28.67% in the 3rd quarter, 1998.

INCOME FUNDS
--------------------------------------------------------------------------------

The Income Funds are choices for investors seeking current income.

AllianceBernstein Multi-Market Strategy Trust
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:

The Fund's current investment objective is the highest level of current income that is available, consistent with what Alliance considers to be prudent investment risk, from a portfolio of high-quality debt securities having remaining maturities of not more than five years. Effective April 1, 2006, the Fund's investment objective will be to generate current income consistent with preservation of capital.


The Fund invests, under normal circumstances, in high-quality debt securities having remaining maturities of not more than five years. The Fund offers investors a higher yield than a money market fund and less fluctuation in NAV than a longer-term global bond fund. The Fund invests in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund normally expects to maintain at least 70% of its assets in debt securities denominated in currencies of foreign countries whose currencies are considered stable by Alliance. The Fund limits its investments in a single currency other than the U.S. Dollar to 25% of its net assets, except for the Euro in which the Fund may invest up to 50% of its net assets.

The Fund seeks to minimize investment risk and fluctuations in NAV by limiting its investments to short-term fixed-income securities of high quality and invests in:

..  U.S. Government securities;


.. high-quality U.S. Dollar-denominated or non-U.S. Dollar-denominated foreign government securities;


.. obligations issued by supranational entities and corporate debt securities having a high-quality rating;

.. certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of foreign banks) having total assets of more than $500 million, and determined by Alliance to be of high quality; and

.. prime commercial paper, including indexed commercial paper, or unrated commercial paper of equivalent quality and issued by U.S. or foreign companies having outstanding investment grade debt securities.


The Fund invests primarily in debt securities with shorter-term maturities.


Alliance actively manages the Fund's portfolio in accordance with a multi-market investment strategy, allocating the Fund's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. Alliance adjusts the Fund's exposure to each currency so that the percentage of assets invested in securities of a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relative strength of a country's currency. Fundamental economic strength, credit quality, and interest rate trends are the principal factors considered by Alliance in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within a Fund's investment portfolio.

The returns available from short-term foreign currency-denominated debt instruments can be adversely affected by changes in exchange rates. Alliance expects the purchase or sales of forward currency exchange contracts and foreign currency hedging techniques, including "cross-hedges", to help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the NAV of the Fund's shares resulting from adverse changes in currency exchange rates. The Fund may purchase debt securities (sometimes referred to as "linked" securities) that are denominated in one currency while the principal amounts of, and value of interest payments on, such securities are determined with reference to another currency.


The Fund is non-diversified, meaning that it may invest more of its assets in a fewer number of issuers. The Fund may invest, without limit, in derivatives, such as options, futures, forwards and swaps. The Fund may invest in preferred stock.


PRINCIPAL RISKS:

              .  Market Risk            .  Foreign Risk
              .  Interest Rate Risk     .  Currency Risk
              .  Credit Risk            .  Derivatives Risk
              .  Inflation Risk         .  Diversification Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 -3.42%  2.39%   4.78%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions -6.18%  1.30%   2.29%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Fund Shares             -2.23%  1.40%   2.50%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                 -2.72%  2.46%   4.75%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                 -0.85%  2.46%   4.44%
---------- ----------------------------------- ------ ------- --------
Merrill    (reflects no deduction for fees,
Lynch 1-5  expenses, or taxes)
Year
Government
Bond Index                                      1.39%  4.07%   5.04%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                     [CHART]

                               Calendar Year End (%)

 96      97      98      99      00      01      02      03     04      05
----    ----    ----    ----    ----    ----    ----    ----   ----    ----
16.19   6.71    6.18    2.58    5.16    4.96    5.49    2.12   3.02    0.80




You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 2.87% in the 1st quarter, 1996; and Worst quarter was down -0.25% in the 4th quarter, 2005.

AllianceBernstein Global Strategic Income Trust
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:

The Fund's current investment objective is primarily a high level of current income and, secondarily, capital appreciation. Effective April 1, 2006, the Fund's investment objective will be to generate current income consistent with preservation of capital.

The Fund invests in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. Government and non-U.S. government securities and supranational entities, including lower-rated securities. Under normal circumstances, the Fund invests at least 65% of its net assets in fixed-income securities of issuers located in at least three countries, one of which may be the United States. The Fund limits its investments in the securities of any one foreign government to 25% of its total assets. The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Fund's investments in U.S. Government securities and other fixed-income securities may include mortgage-related securities, other asset backed securities, inflation-protected securities, and zero coupon securities. The Fund may make use borrowings to purchase securities or make other investments.


The Fund will maintain at least 65% of its total assets in investment grade securities. Its other investments will include below investment grade securities such as corporate high yield fixed-income securities, sovereign debt obligations and fixed-income securities of issuers located in emerging markets.

The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

The Fund may invest, without limit, in derivatives, such as options, futures, forwards and swaps. The Fund also may:

..  invest in loan participations and assignments;

.. invest in foreign currencies and Eurodollar instruments, and purchase or sell forward currency exchange contracts;

..  invest in variable, floating, and inverse floating rate instruments;


..  invest in preferred stock;


..  invest in indexed commercial paper;

..  invest in structured securities;

.. purchase and sell securities on a forward commitment basis and enter into standby commitments;

..  make short sales of securities or maintain a short position; and

..  enter into reverse repurchase agreements and dollar rolls.

PRINCIPAL RISKS:


              .  Market Risk            .  Foreign Risk
              .  Interest Rate Risk     .  Emerging Market Risk
              .  Credit Risk            .  Currency Risk
              .  Inflation Risk         .  Derivatives Risk
                                        .  Leverage Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                              Since
                                            1 Year 5 Years Inception**
----------------------------------------------------------------------
Class A*** Return Before Taxes               0.37%  4.69%     7.30%
           -------------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions                    -2.08%  2.34%     3.91%
           -------------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions and Sale of Fund
           Shares                            0.21%  2.54%     4.09%
---------- -------------------------------- ------ ------- -----------
Class B    Return Before Taxes               0.16%  4.86%     7.29%
---------- -------------------------------- ------ ------- -----------
Class C    Return Before Taxes               2.98%  4.84%     7.00%
---------- -------------------------------- ------ ------- -----------
Advisor    Return Before Taxes
Class                                        5.15%  5.91%     8.09%
---------- -------------------------------- ------ ------- -----------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Global
Aggregate
Bond Index
(U.S.
hedged)                                      4.28%  5.58%     6.53%
---------- -------------------------------- ------ ------- -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Dates for Class A shares: 1/9/96, Class B and Class C shares:
  3/21/96, and Advisor Class shares: 12/18/97. Performance information for periods prior to the inception of Class B and Class C and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares and the lower expense ratio of Advisor Class shares, respectively.
***After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B, Class C and
   Advisor Class shares because these shares have different expense ratios. --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

                              Calendar Year End (%)

 96       97     98       99      00      01      02      03     04     05
----     ----   ----     ----    ----    ----    ----    ----   ----   ----
 n/a    15.31   1.99     7.63    4.57   -2.81    5.04    15.61  6.13   4.82




You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 7.36% in the 4th quarter, 2002; and Worst quarter was down -5.70% in the 3rd quarter, 1998.

AllianceBernstein Global Government Income Trust
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is to generate current income consistent with preservation of capital.


The Fund invests, under normal circumstances, at least 80% of its net assets in government securities. The Fund invests, under normal circumstances, at least 65% of its net assets in debt securities issued or guaranteed by governments of countries that are members of the Organization of Economic Co-operation and Development, or OECD. The Fund's investments may be denominated in local currency or U.S. Dollar-denominated, but the Fund expects to maintain at least 25% of its assets in U.S. Dollar-denominated securities. The Fund may invest in debt securities with a range of maturities from short- to long-term.



The OECD is composed of 30 countries having market democracies that work together to address economic, social, and environmental and governance issues. The OECD countries, three-quarters of which are considered to be developed countries, such as the United States, the United Kingdom, Canada and Australia, provide the Fund with broad and diversified global investment opportunities. The Fund will invest no more than 10% of its net assets in any one country unless that country is both a member of the OECD and rated investment grade.


Alliance will actively manage the Fund's assets in relation to market conditions and general economic conditions and adjust the Fund's investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar.

Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities rated investment grade at the time of investment. The Fund may use borrowings for investment purposes.


The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements. For hedging purposes, the Fund may enter into forward currency exchange contracts and options on foreign currencies.


PRINCIPAL RISKS:


              .  Market Risk            .  Emerging Market Risk
              .  Interest Rate Risk     .  Foreign Risk
              .  Credit Risk            .  Currency Risk
              .  Inflation Risk         .  Derivatives Risk
                                        .  Diversification Risk
                                        .  Leverage Risk


Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                  5.08%  7.50%   10.81%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions  2.72%  4.41%    7.00%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Fund Shares              3.22%  4.46%    6.86%
---------- ----------------------------------- ------ ------- --------
Class B    Return Before Taxes                  5.79%  7.56%   10.74%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                  7.91%  7.63%   10.45%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Global
Government
Bond Index                                     -6.13%  6.71%      N/A
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Aggregate
Bond Index                                      2.43%  5.87%    6.16%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

                              Calendar Year End (%)

  96      97      98      99      00      01      02    03      04    05
-----   -----    ----    ----    -----   -----  -----  -----   ----  ----
24.20   14.98    6.54    7.86    18.47   0.31   10.69  15.13   6.87  9.72





You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 9.59% in the 2nd quarter, 2003; and Worst quarter was down -5.45% in the 2nd quarter, 2004.

RISKS SUMMARY


In this Summary, we describe principal and other risks that may affect a Fund's portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Funds and Their Investments."


MARKET RISK
This is the risk that the value of a Fund's investments will fluctuate as the bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

INTEREST RATE RISK
Changes in interest rates will affect the value of a Fund's investments in fixed-income securities. When interest rates rise, the value of a Fund's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for Funds that invest in fixed-income securities with longer maturities or durations.


CREDIT RISK
This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.


INFLATION RISK
This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater for those Funds that invest a significant portion of their assets in fixed-income securities with longer maturities.


FOREIGN (NON-U.S.) RISK
A Fund's investments in non-U.S. securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. Foreign companies usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Fund's investments in a foreign country. These risks are heightened for emerging market countries because there may be more economic political and social instability, and investments in companies in emerging markets may have more risk because these securities may be more volatile and less liquid. To the extent a Fund invests in a particular country or geographic region, the Fund may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.


CURRENCY RISK
This is the risk that fluctuations in the exchange rates in the currency markets between the U.S. Dollar and foreign (non-U.S.) currencies may negatively affect the value of a Fund's investments or reduce the returns of a Fund.


EMERGING MARKET RISK
Foreign investment risk may be particularly high to the extent a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

PREPAYMENT RISK
The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

DIVERSIFICATION RISK
Funds that are "non-diversified" may invest more of their assets in a relatively small number of issuers. Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

DERIVATIVES RISK
The Funds may use derivatives. These investment strategies may be riskier than other investment strategies and may result in greater volatility for a Fund, particularly during periods of market declines.

LEVERAGE RISK
When a Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's investments. A Fund may create leverage through the use of reverse repurchase arrangements, forward contracts or dollar rolls or by borrowing money.

LIQUIDITY RISK
Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous time or price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

MANAGEMENT RISK
Each Fund is subject to management risk because it is an actively managed investment fund. Alliance will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that its decisions will produce the desired results.

------------------------------------------------------------------------------------------------------------------------------
                                                                Foreign
                               Interest                          (Non-  Emerging           Pre-   Diversifi-  Deri-
                                 Rate   Credit Market Inflation  U.S.)   Market  Currency payment   cation   vatives Leverage
Fund                             Risk    Risk   Risk    Risk     Risk     Risk     Risk    Risk      Risk     Risk     Risk
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Short
 Duration                         .       .      .        .        .       .        .        .                  .       .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein U.S.
 Government                       .       .      .        .                                  .                  .       .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Intermediate
 Bond                             .       .      .        .        .       .        .        .                  .       .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Corporate
 Bond                             .       .      .        .        .                                            .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein High Yield      .       .      .        .        .                .                           .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Emerging
 Market Debt                      .       .      .        .        .       .        .                 .         .       .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Multi-Market
 Strategy                         .       .      .        .        .                .                 .         .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global
 Strategic Income                 .       .      .        .        .       .        .                           .       .
------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global
 Government Income                .       .      .        .        .       .        .                 .         .       .
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------

                                         Manage-
                               Liquidity  ment
Fund                             Risk     Risk
------------------------------------------------
AllianceBernstein Short
 Duration                                   .
------------------------------------------------
AllianceBernstein U.S.
 Government                                 .
------------------------------------------------
AllianceBernstein Intermediate
 Bond                                       .
------------------------------------------------
AllianceBernstein Corporate
 Bond                                       .
------------------------------------------------
AllianceBernstein High Yield       .        .
------------------------------------------------
AllianceBernstein Emerging
 Market Debt                                .
------------------------------------------------
AllianceBernstein Multi-Market
 Strategy                                   .
------------------------------------------------
AllianceBernstein Global
 Strategic Income                           .
------------------------------------------------
AllianceBernstein Global
 Government Income                          .
------------------------------------------------

FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

                   WHY ARE FUND FEES AND EXPENSES IMPORTANT?

  Fees and expenses reduce the investment performance of a Fund. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other funds. Some of these fees are paid directly by you at the time of investment (for example, a front-end sales charge) or, under certain circumstances, at the time you redeem or sell your shares back to the Fund. You pay other fees and expenses indirectly because they are deducted from a Fund's assets and reduce the value of your shares. These fees include management fees, distribution (Rule 12b-1) fees, and operating expenses.

SHAREHOLDER FEES (fees paid directly from your investment)

                                      Class A   Class B     Class B     Class C    Advisor Class
                                      Shares   Shares(a)   Shares(b)    Shares        Shares
                                     --------- ---------- ----------- ------------ -------------
Maximum Sales Charge (Load)
 Imposed on Purchases (as a
 percentage of offering price)       4.25% (c)    None       None         None         None

Maximum Deferred Sales Charge
 (Load) (as a percentage of original
 purchase price or redemption
 proceeds, whichever is lower)       None (c)  3.00% (c)* 4.00% (c)** 1.00% (c)***     None

Exchange Fee                           None       None       None         None         None

(a)For all Funds except AllianceBernstein High Yield and AllianceBernstein Global Strategic Income.
(b)For AllianceBernstein High Yield and AllianceBernstein Global Strategic
   Income.

(c)Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A, B, and C shares may also be subject to waiver in certain circumstances.

* Class B shares automatically convert to Class A shares after 6 years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 3rd year.
**Class B shares automatically convert to Class A shares after 8 years. The
  CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 4th year.
***For Class C shares, the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in a Fund with the cost of investing in other funds. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same, and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                              Operating Expenses
       -----------------------------------------------------------------
       AllianceBernstein Short Duration          Class A Class B Class C
       Portfolio                                 ------- ------- -------
        Management Fees                            .47%    .47%    .47%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .12%    .11%    .11%
          Other Expenses                           .13%    .14%    .14%
                                                  ----    ----    ----
        Total Other Expenses                       .25%    .25%    .25%
                                                  ----    ----    ----
        Total Fund Operating Expenses             1.02%   1.72%   1.72%
                                                  ====    ====    ====

                          Examples
------------------------------------------------------------

               Class A Class B+ Class B++ Class C+ Class C++
               ------- -------- --------- -------- ---------
After 1 year   $  525   $  475   $  175    $  275   $  175
After 3 years  $  736   $  642   $  542    $  542   $  542
After 5 years  $  964   $  933   $  933    $  933   $  933
After 10 years $1,620   $1,675   $1,675    $2,030   $2,030

                                                               Advisor
          AllianceBernstein U.S.       Class A Class B Class C  Class
          Government Portfolio         ------- ------- ------- -------
           Management Fees               .43%    .43%    .43%    .43%
           Distribution and/or Service
            (12b-1) Fees                 .30%   1.00%   1.00%   None
           Interest Expense              .24%    .24%    .25%    .22%
           Other Expenses
             Transfer Agent              .25%    .27%    .26%    .21%
             Other Expenses              .06%    .06%    .06%    .08%
                                        ----    ----    ----    ----
           Total Other Expenses          .31%    .33%    .32%    .29%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.28%   2.00%   2.00%    .94%
                                        ====    ====    ====    ====

                                   Examples

                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 year   $  550   $  503   $  203    $  303   $  203   $   96
After 3 years  $  814   $  727   $  627    $  627   $  627   $  300
After 5 years  $1,097   $1,078   $1,078    $1,078   $1,078   $  520
After 10 years $1,905   $1,971   $1,971    $2,327   $2,327   $1,155

          AllianceBernstein                                    Advisor
          Intermediate Bond            Class A Class B Class C  Class
          Portfolio                    ------- ------- ------- -------
           Management Fees               .45%    .45%    .45%    .45%
           Distribution and/or Service
            (12b-1) Fees (b)             .30%   1.00%   1.00%   None
           Other Expenses
             Transfer Agent              .35%    .37%    .37%    .27%
             Other Expenses              .18%    .17%    .18%    .12%
                                        ----    ----    ----    ----
           Total Other Expenses          .53%    .54%    .55%    .39%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.28%   1.99%   2.00%    .84%
                                        ====    ====    ====    ====
           Waiver and/or Expense
            Reimbursement (c)           (.30)%  (.31)%  (.32)%  (.16)%
                                        ----    ----    ----    ----
           Net Expenses                  .98%   1.68%   1.68%    .68%
                                        ====    ====    ====    ====

                                   Examples

                                                                Advisor
                  Class A Class B+ Class B++ Class C+ Class C++  Class
                  ------- -------- --------- -------- --------- -------
After 1 year      $  521   $  471   $  171    $  271   $  171   $   69
After 3 years+++  $  785   $  694   $  594    $  597   $  597   $  252
After 5 years+++  $1,070   $1,044   $1,044    $1,048   $1,048   $  450
After 10 years+++ $1,879   $1,940   $1,940    $2,302   $2,302   $1,022

                                                               Advisor
          AllianceBernstein            Class A Class B Class C  Class
          Corporate Bond Portfolio     ------- ------- ------- -------
           Management Fees               .50%    .50%    .50%    .50%
           Distribution and/or Service
            (12b-1) fees                 .30%   1.00%   1.00%   None
           Interest Expense              .00%    .01%    .01%    .01%
           Other Expenses
             Transfer Agent              .16%    .17%    .16%    .17%
             Other Expenses              .10%    .10%    .10%    .12%
                                        ----    ----    ----    ----
           Total Other Expenses          .26%    .27%    .26%    .29%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.06%   1.78%   1.77%    .80%
                                        ====    ====    ====    ====

                                   Examples

                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 year   $  528   $  481   $  181    $  280   $  180    $ 82
After 3 years  $  748   $  660   $  560    $  557   $  557    $255
After 5 years  $  985   $  964   $  964    $  959   $  959    $444
After 10 years $1,664   $1,731   $1,731    $2,084   $2,084    $990

                                                               Advisor
          AllianceBernstein            Class A Class B Class C  Class
          High Yield Fund              ------- ------- ------- -------
           Management Fees               .50%    .50%    .50%    .50%
           Distribution and/or Service
            (12b-1) fees                 .30%   1.00%   1.00%   None
           Other Expenses
             Transfer Agent              .21%    .22%    .21%    .18%
             Other Expenses              .13%    .14%    .14%    .12%
                                        ----    ----    ----    ----
           Total Other Expenses          .34%    .36%    .35%    .30%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.14%   1.86%   1.85%    .80%
                                        ====    ====    ====    ====

                                   Examples

                                                                Advisor
                  Class A Class B+ Class B++ Class C+ Class C++  Class
                  ------- -------- --------- -------- --------- -------
After 1 year      $  536   $  589   $  189    $  288   $  188    $ 82
After 3 years+++  $  772   $  785   $  585    $  582   $  582    $255
After 5 years+++  $1,026   $1,006   $1,006    $1,001   $1,001    $444
After 10 years+++ $1,752   $1,992   $1,992    $2,169   $2,169    $990

--------------------------------------------------------------------------------
Please refer to the footnotes on page 29.

                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein Emerging           Class A Class B Class C
          Market Debt Fund                     ------- ------- -------
           Management Fees                       .50%    .50%    .50%
           Distribution and/or Service (12b-1)
            Fees                                 .30%   1.00%   1.00%
           Interest Expense                      .01%    .01%    .01%
           Other expenses
             Transfer Agent                      .13%    .15%    .14%
             Other Expenses                      .24%    .21%    .22%
                                                ----    ----    ----
           Total Other Expenses                  .37%    .36%    .36%
                                                ----    ----    ----
           Total Fund Operating Expenses (a)    1.18%   1.87%   1.87%
                                                ====    ====    ====

                          Examples
------------------------------------------------------------

               Class A Class B+ Class B++ Class C+ Class C++
               ------- -------- --------- -------- ---------
After 1 year   $  540   $  490   $  190    $  290   $  190
After 3 years  $  784   $  688   $  588    $  588   $  588
After 5 years  $1,046   $1,011   $1,011    $1,011   $1,011
After 10 years $1,796   $1,845   $1,845    $2,190   $2,190

       AllianceBernstein Multi-Market            Class A Class B Class C
       Strategy Trust                            ------- ------- -------
        Management Fees                            .50%    .50%    .50%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other expenses
          Transfer Agent                           .35%    .38%    .36%
          Other Expenses                           .35%    .36%    .35%
                                                  ----    ----    ----
        Total Other Expenses                       .70%    .74%    .71%
                                                  ----    ----    ----
        Total Fund Operating Expenses (a)         1.50%   2.24%   2.21%
                                                  ====    ====    ====

                                   Examples

               Class A Class B+ Class B++ Class C+ Class C++
               ------- -------- --------- -------- ---------
After 1 year   $  571   $  527   $  227    $  324   $  224
After 3 years  $  879   $  800   $  700    $  691   $  691
After 5 years  $1,209   $1,200   $1,200    $1,185   $1,185
After 10 years $2,139   $2,218   $2,218    $2,544   $2,544

                                                               Advisor
          AllianceBernstein Global     Class A Class B Class C  Class
          Strategic Income Trust       ------- ------- ------- -------
           Management Fees               .50%    .50%    .50%    .50%
           Distribution and/or Service
            (12b-1) Fees                 .30%   1.00%   1.00%   None
           Other Expenses
             Transfer Agent              .15%    .17%    .16%    .15%
             Other Expenses              .56%    .55%    .56%    .58%
                                        ----    ----    ----    ----
           Total Other Expenses          .71%    .72%    .72%    .73%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.51%   2.22%   2.22%   1.23%
                                        ====    ====    ====    ====

                                   Examples

                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 year   $  572   $  625   $  225    $  325   $  225   $  125
After 3 years  $  882   $  894   $  694    $  694   $  694   $  390
After 5 years  $1,214   $1,190   $1,190    $1,190   $1,190   $  676
After 10 years $2,150   $2,375   $2,375    $2,554   $2,554   $1,489

       AllianceBernstein Global                  Class A Class B Class C
       Government Income Trust                   ------- ------- -------
        Management Fees                            .50%    .50%    .50%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other expenses
          Transfer Agent                           .13%    .15%    .14%
          Other Expenses                           .11%    .11%    .11%
                                                  ----    ----    ----
        Total Other Expenses                       .24%    .26%    .25%
                                                  ----    ----    ----
        Total Fund Operating Expenses (a)         1.04%   1.76%   1.75%
                                                  ====    ====    ====

                                   Examples

               Class A Class B+ Class B++ Class C+ Class C++
               ------- -------- --------- -------- ---------
After 1 year   $  527   $  479   $  179    $  278   $  178
After 3 years  $  742   $  654   $  554    $  551   $  551
After 5 years  $  975   $  954   $  954    $  949   $  949
After 10 years $1,642   $1,709   $1,709    $2,062   $2,062

+ Assumes redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years, and for AllianceBernstein High Yield and AllianceBernstein Global Strategic Income, 8 years.
++ Assumes no redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years, and for AllianceBernstein High Yield and AllianceBernstein Global Strategic Income, 8 years.
+++These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial term.
(a)Restated to exclude expenses attributable to costs of proxy solicitation that have been incurred during 2005 or that are expected to be incurred in 2006. These amounts for each Fund are as follows:

                     Fund                           Amount
                     ----                           ------
                     U.S. Government Portfolio       .07%
                     Intermediate Bond Portfolio     .08%
                     Corporate Bond Portfolio        .08%
                     High Yield Fund                 .07%
                     Emerging Market Debt Fund       .04%
                     Multi-Market Strategy Trust     .11%
                     Global Strategic Income Trust   .06%
                     Global Government Income Trust  .04%

(b)Total Fund Operating Expenses for the fiscal year ended October 31, 2005, do not reflect the voluntary waiver of certain distribution expenses by the Fund's principal underwriter, AllianceBernstein Investment Research and Management, Inc. If the waiver were reflected, the net expenses of the Class B shares would have been 1.29%.
(c)Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the end of the Fund's current fiscal year and may be extended by Alliance for additional one year terms.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------


This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. AllianceBernstein U.S. Government, AllianceBernstein Intermediate, AllianceBernstein Corporate Bond, AllianceBernstein High Yield and AllianceBernstein Global Strategic Income offer four classes of shares through this Prospectus, and AllianceBernstein Short Duration, AllianceBernstein Emerging Market Debt, AllianceBernstein Multi-Market Strategy and AllianceBernstein Global Government Income offer three classes of shares through this Prospectus. Retirement shares of AllianceBernstein U.S. Government, AllianceBernstein Intermediate Bond, AllianceBernstein Corporate Bond, AllianceBernstein High Yield, AllianceBernstein Multi-Market Strategy and AllianceBernstein Global Strategic Income are available though a separate prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The Pros and Cons of Different Share Classes" below. Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under "Sales Charge Reduction Programs" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, pension plan consultants or other "financial intermediaries" who distribute shares of the Funds and your individual financial advisor under "Payments to Financial Advisors and their Firms."


HOW TO BUY SHARES
Class A, Class B and Class C Shares

You may purchase a Fund's Class A, Class B, or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM.

Purchases Minimums and Maximums

Minimums:*

--Initial:    $2,500
--Subsequent: $   50

--------------------------------------------------------------------------------
*These purchase minimums may not apply to accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM.

Maximum Individual Purchase Amount:

--Class A shares       None
--Class B shares $  100,000
--Class C shares $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Subscription Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. Alliance Global Investor Services, Inc., or AGIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Advisor Class Shares
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM;


.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and


.. by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds.

Each Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.

Employee Benefit Plans
Special eligibility rules apply to some employee benefit plans. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:


..  Traditional and ROTH IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;


.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans; and

.. certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

Class B shares are generally not available to group retirement plans; however, group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

Required Information

A Fund is required by law to obtain, verify, and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potential criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.


A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Subscription Application.

General
ABIRM may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees), initial sales charges and/or CDSCs. Please see below for a discussion of how CDSCs are calculated. If you are not eligible to buy Advisor Class shares, you will need to choose among Class A, Class B, and Class C shares. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."


                           WHAT IS A RULE 12b-1 FEE?

  A Rule 12b-1 fee is a fee deducted from a fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in a Fund's fee table near the front of this Prospectus.

Asset-based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees
Each Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

              Distribution and/or Service
                (Rule 12b-1) Fee (As a
                Percentage of Aggregate
               Average Daily Net Assets)
              ---------------------------
Class A                   .30%
Class B                  1.00%
Class C                  1.00%
Advisor Class             None

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares (except for AllianceBernstein High Yield and AllianceBernstein Global Strategic Income Class B shares, which convert to Class A shares after eight years). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares - Initial Sales Charge Alternative
You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in excess of $1,000,000 are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%.

Class B Shares - Deferred Sales Charge Alternative
You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a CDSC if you redeem shares within three years (four years in the case of AllianceBernstein High Yield and AllianceBernstein Global Strategic Income) of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

AllianceBernstein High Yield and AllianceBernstein Global Strategic Income:

Year Since Purchase  CDSC
-------------------  ----
First                4.0%
Second               3.0%
Third                2.0%
Fourth               1.0%
Fifth and thereafter None

All Other Funds:

Year Since Purchase CDSC
------------------- ----
      First         3.0%
      Second        2.0%
      Third         1.0%
      Fourth        None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase (except for Class B shares of AllianceBernstein High Yield and AllianceBernstein Global Strategic Income, which automatically convert to Class A shares eight years after the end of the month of your purchase). If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares - Asset-based Sales Charge Alternative
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

                          HOW IS THE CDSC CALCULATED?

  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein mutual fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

Advisor Class Shares - Fee Based Program Alternative
You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.

SALES CHARGE REDUCTION PROGRAMS
This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Fund or your financial intermediary in order to be eligible for sales charge reduction programs.


Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "Reducing or Eliminating Sales Charges"). More information on Breakpoints and other sales charge waivers is available in each Fund's SAI.


Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein Mutual Funds held in:

..  all of the shareholder's accounts at the Funds or a financial intermediary;

..  any account of the shareholder at another financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

            You Can Reduce Sales Charges When Buying Class A Shares

Breakpoints or Quantity Discounts Offered by the Funds
The Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Fund is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                           Initial Sales Charge
                                           ------------------
                                            As % of    As % of
                                           Net Amount  Offering
                                            Invested    Price
                 Amount Purchased          ----------  --------
                 Up to $100,000               4.44%      4.25%
                 $100,000 up to $250,000      3.36       3.25
                 $250,000 up to $500,000      2.30       2.25
                 $500,000 up to $1,000,000    1.78       1.75
                 $1,000,000 and above         0.00       0.00

Rights of Accumulation
To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of a Fund with the value of existing investments in the Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges
A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Fund into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

.. an individual, his or her spouse, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

Letter of Intent
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Funds offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The Fund will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Other Programs
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under "CDSC Waivers and Other Programs" below.

Class A Shares - Sales at NAV
The Funds may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

.. investment management clients of Alliance or its affiliates, including clients and prospective clients of Alliance's AllianceBernstein Institutional Investment Management division;

.. present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of Alliance, ABIRM, AGIS and their affiliates or their spouses, siblings, direct ancestors or direct descendants or any trust, individual retirement account or retirement plan account for the benefit of such person;

.. officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person; or

.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services.

CDSC WAIVERS AND OTHER PROGRAMS

         Here Are Some Ways To Avoid Or Minimize Charges On Redemption

CDSC Waivers
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2; or


.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or a loan from a group retirement plan participant's or beneficiary's direction to allocate his or her plan account among other investment alternatives available under a group retirement plan.


Dividend Reinvestment Program
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program
The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above. Please see a Fund's SAI for more details.

Reinstatement Privilege
A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABIRM has approved, at its discretion, the reinstatement of the shares.

Systematic Withdrawal Plan

The Funds offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.


THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares due to their substantially higher 12b-1 fees. Class B shares redeemed within three years (four years for AllianceBernstein High Yield and AllianceBernstein Global Strategic Income) of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B, or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Other
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase, sale, or exchange of Class A, Class B, Class C, or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial advisor for assistance in choosing a class of Fund shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS

Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and may receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC, and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.


                       What is a Financial Intermediary?

  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.

In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.


In the case of Class B shares, ABIRM may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

In the case of Class C shares, ABIRM may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.


In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

  Your financial advisor's firm receives compensation from the Funds, ABIRM, and/or Alliance in several ways from various sources, which include some or all of the following:

  -upfront sales commissions
  -12b-1 fees
  -additional distribution support
  -defrayal of costs for educational seminars and training
  -payments related to providing shareholder record-keeping and/or transfer agency services.

  Please read the Prospectus carefully for information on this compensation.


Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. ABIRM may pay a portion of "ticket" or other transactional charges.

For 2006, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17,500,000. In 2005, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.


A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.


The Funds and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds--Transfer Agency Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses" in this Prospectus.


  If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

  Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of this Prospectus, ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


  Advest
  A.G. Edwards
  AIG Financial Advisors
  Ameriprise Financial Services
  AXA Advisors
  Banc of America
  Bank One Securities Corp.
  BNY Investment Center
  Charles Schwab
  Chase Investment Services
  Citicorp Investment Securities
  Citigroup Global Markets
  Commonwealth Financial Network
  Independent Financial Marketing Group
  ING Advisors Network
  Legg Mason
  Lincoln Financial Advisors
  Linsco/Private Ledger
  McDonald Investments
  Merrill Lynch
  Morgan Stanley
  Mutual Service Corporation
  National Financial
  National Planning Holdings
  New England Securities
  PFS Investments
  Piper Jaffray
  Raymond James
  RBC Dain Rauscher
  Securities America
  Signator Investors
  SunTrust Bank
  UBS AG
  UBS Financial Services
  Uvest Financial Services
  Wachovia Securities
  Walnut Street Securities
  Wells Fargo Investments

Although the Funds may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers and dealers to effect portfolio transactions.


HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. In order to receive a day's NAV, AGIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

Selling Shares Through Your Broker or Financial Advisor
Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Selling Shares Directly to the Fund
By Mail:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          Alliance Global Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          Alliance Global Investor Services, Inc. 8000 IH 10 W, 4th floor San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. AGIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.


.. For your protection, AGIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor Alliance, AGIS, ABIRM or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that AGIS reasonably believes to be genuine.


..  If you have selected electronic funds transfer in your Subscription
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.


..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day .


.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

Investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of foreign securities established some time before a Fund calculates its own share price (referred to as "time zone arbitrage"). Each of the Funds has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be fair value of those securities at the time the Fund calculates is NAV. While there is no assurance, each of the Funds expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders. This risk is generally not applicable to the Funds because they do not invest in foreign securities.


A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. If a Fund invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, it has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Funds may be adversely affected by price arbitrage because they may significantly invest in fixed-income securities, such as high yield bonds, asset-backed securities or foreign fixed-income securities, that may be thinly traded or traded infrequently.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

.. Transaction Surveillance Procedures. The Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

.. Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Funds, the Funds will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a share-holder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of a Fund's Board of Directors. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


The Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, if one of the Funds believes that foreign security values may be affected by events that occur after the close of foreign securities markets, it may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

MORE INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Funds' investment practices and risks. Most of these investment practices are discretionary, which means that Alliance may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices and additional descriptions of each Fund's strategies, investments, and risks can be found in the Fund's SAI.

Derivatives Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

The Funds may use the following types of derivatives.


.. Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts include the following.

   Forward Currency Exchange Contracts. A Fund may purchase or sell currency exchange contracts to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract as transaction hedge (to "lock in" the U.S. dollar price of a non-U.S. dollar security), as position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).


.. Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise.

.. Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments include the following:

   Options on Foreign Currencies. A Fund invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.

   Options on Securities. A Fund may purchase or write a put or call option on securities. The Fund will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Fund does not exercise an option, the premium it paid for the option will be lost. Normally, a Fund will write only "covered" options, which means writing an option for securities the Fund owns, but may write an uncovered call option for cross-hedging purposes.

   Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. Swap Transactions. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount).

 The Funds' investments in swap transactions include the following:

   Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. The value of the reference obligation received by a Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

   Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

   Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

   Interest Rate Swaps, Caps, and Floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Fund's portfolio or protecting against an increase in the price of securities a Fund anticipates purchasing at a later date. A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. These transactions do not involve the delivery of securities or other underlying assets or principal.

   Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

   Swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

..  Other Derivative Investments

   Eurodollar Instruments Eurodollar instruments are essentially
   U.S. Dollar-denominated futures contracts or options that are linked to London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

   Hybrid Instruments. Hybrid instruments (a type of potentially high-risk derivative) have the characteristics of futures, options, currencies, and securities. These instruments may take a variety of forms. Hybrids can have volatile prices and limited liquidity.

Forward Commitments Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

The Funds may invest significantly in TBA-mortgage-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by GNMA, FNMA or FHLMC are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrues to the purchaser prior to the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

Illiquid Securities Under current SEC Guidelines, the Funds limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Indexed Commercial Paper Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation.

Inflation-Protected Securities Inflation-protected securities, or IPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Inflation-protected securities tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Investment in Other Investment Companies Subject to the restrictions and limitations of the 1940 Act, a Fund may invest in other investment companies whose investment objectives and policies are substantially similar to those of the Fund. If a Fund acquires shares in investment companies, shareholders would bear indirectly, the expenses of such investment companies (including management and advisory fees), which are in addition to the Fund's expenses. A Fund may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

Loans of Portfolio Securities For the purposes of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Loan Participations and Assignments The Funds may invest in loan participations and assignments of all or a portion of loans from third parties. When a Fund invests in loan participations, it typically will have a contractual relationship only with the lender and not with the borrower. This means that the Fund will assume the credit risk posed by the lender as well as the credit risk posed by the borrower. It will also only be able to enforce its rights through the lender. In addition to credit risks, loan participations, and assignments involve interest rate risk and liquidity risk. The lack of a liquid secondary market for participations and assignments also may make it more difficult for the Fund to assign a value to these investments for purposes of valuing the Fund's portfolio and calculating its net asset value.

Mortgage-Related and Other Asset-Backed Securities Each Fund may invest in mortgage-related or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property.

The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities.

Each Fund may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Funds may invest in other asset-backed securities that have been offered to investors.


Repurchase Agreements Each Fund may enter into repurchase agreements in which a Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.


Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings Each Fund may enter into reverse purchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Rights and Warrants Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales The Funds may make short sales a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Structured Securities The Funds may invest securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. The Funds' investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. Because these types of structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

Variable, Floating and Inverse Floating Rate Instruments Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Funds may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Zero Coupon and Principal-Only Securities Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Foreign (Non-U.S.) Securities Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign fixed-income securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlements may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that Alliance currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

                Algeria            Hong Kong  Philippines
                Argentina          Hungary    Poland
                Belize             India      Qatar
                Brazil             Indonesia  Romania
                Bulgaria           Israel     Russia
                Chile              Jamaica    Singapore
                China              Jordan     Slovakia
                Colombia           Kazakhstan Slovenia
                Costa Rica         Korea      South Africa
                Cote D'Ivoire      Lebanon    Thailand
                Croatia            Malaysia   Trinidad & Tobago
                Czech Republic     Mexico     Tunisia
                Dominican Republic Morocco    Turkey
                Ecuador            Nigeria    Ukraine
                Egypt              Pakistan   Uruguay
                El Salvador        Panama     Venezuela
                Guatemala          Peru       Vietnam

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Effects of Borrowing The Funds may use borrowings for investment purposes subject to the limits imposed by the 1940 Act, which is up to 33 1/3% of a Fund's assets. Borrowings by a Fund result in leveraging of the Fund's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund's shareholders. These include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. If the interest expense on borrowings approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments and reduce the net asset value of a Fund's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage could adversely affect a Funds' shareholders, as noted above, or in anticipation of such changes, each Fund may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Fund shareholders. A Fund may also reduce the degree to which it is leveraged by repaying amounts borrowed.

Investment in Below Investment Grade Fixed-Income Securities Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

Unrated Securities A Fund may invest in unrated securities when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's objective and policies.

Sovereign Debt Obligations No established secondary markets may exist for many of the sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Funds will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The Funds are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Funds' investment objectives. The Funds may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium, and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

Future Developments A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

Changes in Investment Objectives and Policies The Fund's Board of Directors may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any material change to the Fund's investment objective. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.

Portfolio Turnover The portfolio turnover rate for each Fund is included in the Financial Highlights section. Generally, the Funds are actively managed and a Fund's portfolio turnover may exceed 100%, in some cases in response to market conditions or as otherwise discussed with respect to a specific Fund. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, each Fund may invest in certain types of short-term, liquid, investment grade or high quality (depending on the Fund) debt securities. While a Fund is investing for temporary defensive purposes, it may not meet its investment objectives.

Portfolio Holdings Alliance may post information about the number of securities a Fund holds, a summary of a Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of a Fund's investments by country, sector and industry, as applicable, on its website at www.AllianceBernstein.com (click on the Pricing and Performance quick link, choose Mutual Funds, then select the Fund). A Fund's SAI includes a description of the policies and procedures that apply to disclosure of each Fund's portfolio holdings.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of September 30, 2005, totaling approximately $555 billion (of which approximately $74 billion represented assets of investment companies). As of September 30, 2005, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 33 of the nation's FORTUNE 100 companies), for public employee retirement funds in 47 states, for investment companies, and for foundations, endowments, banks and insurance companies world-wide. The 43 registered investment companies, managed by Alliance, comprising 120 separate investment portfolios, currently have approximately 4.0 million shareholder accounts.

Alliance Capital Management L.P. has announced that it will change its name to Alliance Bernstein L.P., effective on or about February 24, 2006. In addition, the Funds' distributor, ABIRM, will change its name to Alliance Bernstein Investments, Inc., effective on or about February 24, 2006.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:

                                                   Fee as a
                                                 percentage of
                                                 average daily   Fiscal
       Fund                                       net assets   Year Ended
       ----                                      ------------- ----------
       AllianceBernstein Short Duration               .47%       9/30/05
       AllianceBernstein U.S. Government              .43%       9/30/05
       AllianceBernstein Intermediate Bond            .25%*     10/31/05
       AllianceBernstein Corporate Bond               .50%       9/30/05
       AllianceBernstein High Yield                   .50%       9/30/05
       AllianceBernstein Emerging Market Debt         .50%      10/31/05
       AllianceBernstein Multi-Market Strategy        .50%      10/31/05
       AllianceBernstein Global Strategic Income      .50%      10/31/05
       AllianceBernstein Global Government
        Income                                        .50%       9/30/05

--------------------------------------------------------------------------------
*Fee stated net of any waivers and/or reimbursements. See the subsection
 "Annual Fund Operating Expenses and Examples" in "Fees and Expenses of the Funds" at the beginning of the Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board of Directors' approval of each Fund's (except those discussed below) investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ending shown in the table. For AllianceBernstein Short Duration and AllianceBernstein High Yield, the information is available in that Fund's semi-annual report to shareholders for the period ended March 31, 2005, and for AllianceBernstein Emerging Market Debt and AllianceBernstein Global Strategic Income, the information is available in that Fund's semi-annual report to shareholders for the period ended April 30, 2005.

Alliance may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. Alliance may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Fund. Certain other clients of Alliance may have investment objectives and policies similar to those of a Fund. Alliance may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of Alliance to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by Alliance to the accounts involved, including a Fund. When two or more of the clients of Alliance (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS

The management of and investment decisions for the Funds' portfolios are made by certain Investment Policy Teams. Each Investment Policy Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for coordinating each Fund's investments.

The following table lists the Investment Policy Teams, the person within each Investment Policy Team with the most significant responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

         Fund and                                 Principal Occupation(s)
        Responsible                                   During the Past
           Team          Employee; Year; Title        Five (5) Years
        -----------    ------------------------- --------------------------
     AllianceBernstein Shawn Keegan;             Vice President of ACMC,
     Short Duration    since October 2005-       with which he has been
     Portfolio         Vice President of ACMC    associated in a
     U.S. Investment                             substantially similar
     Grade:                                      capacity to his current
     Structured Asset                            position since 2001.
     Investment                                  Prior thereto, he was a
     Team                                        trader for Aladdin Capital
                                                 since prior to 2001.

                       Lipkee Lu; since October  Vice President of ACMC,
                       2005-Vice President of    with which he has been
                       ACMC                      associated in a
                                                 substantially similar
                                                 capacity to his current
                                                 position since 2005.
                                                 Prior thereto, he was a
                                                 Senior Vice President
                                                 and Portfolio Manager at
                                                 Deerfield Capital
                                                 Management LLC since
                                                 March 2001 and a
                                                 portfolio manager and
                                                 quantitative analyst at
                                                 Scudder Kemper
                                                 Investments since prior
                                                 to 2001.

                       Alison Martier; since May Senior Vice President of
                       2005-Senior Vice          ACMC, with which she
                       President of ACMC and     has been associated in a
                       Director of U.S. Core     substantially similar
                       Fixed Income              capacity to her current
                                                 position since prior to
                                                 2001, and Director of
                                                 U.S. Core Fixed Income.

          Fund and                                Principal Occupation(s)
         Responsible                                  During the Past
            Team          Employee; Year; Title       Five (5) Years
         -----------    ------------------------- ------------------------
                        Greg Wilensky; since      Vice President of ACMC,
                        October 2005-Vice         with which he has been
                        President of ACMC and     associated in a
                        Director of Stable Value  substantially similar
                        Investments               capacity to his current
                                                  position since prior to
                                                  2001, and Director of
                                                  Stable Value
                                                  Investments.

                        Raymond Wong; since       Vice President of ACMC,
                        October 2005-Vice         with which he has been
                        President of ACMC         associated in a
                                                  substantially similar
                                                  capacity to his current
                                                  position since prior to
                                                  2001.

      AllianceBernstein Kewjin Yuoh; since        Vice President of ACMC,
      U.S.              November 2003-Vice        with which he has been
      Government        President of ACMC         associated in a
      Portfolio                                   substantially similar
      U.S. Investment                             capacity to his current
      Grade:                                      position since March
      Structured Asset                            2003. Prior thereto, he
      Investment                                  was a Vice President of
      Team                                        Credit Suisse Asset
                                                  Management since prior
                                                  to 2001.

                        Sean Kelleher; since      (see above)
                        October 2005-(see
                        above)

                        Lipkee Lu; since October  (see above)
                        2005-(see above)

      AllianceBernstein Greg Wilensky; since      (see above)
      Intermediate      October 2005-(see
      Bond Portfolio    above)
      U.S. Investment   Alison Martier; since May (see above)
      Grade: Core       2005-(see above)
      Fixed Income
      Investment
      Team

                        Shawn Keegan; since       (see above)
                        October 2005-(see
                        above)

                        Joran Laird; since        Vice President of ACMC,
                        October 2005-Vice         with which he has been
                        President of ACMC         associated in a
                                                  substantially similar
                                                  capacity to his current
                                                  position since prior to
                                                  2001.

                        Jeffrey Phlegar; since    Executive Vice President
                        October 2005-Executive    of ACMC, with which he
                        Vice President of ACMC    has been associated in a
                                                  substantially similar
                                                  capacity to his current
                                                  position since prior to
                                                  2001.

      AllianceBernstein Lawrence J. Shaw; since   Senior Vice President of
      Corporate Bond    August 2002-Senior Vice   ACMC, with which he
      Portfolio         President of ACMC         has been associated in a
      U.S. Investment                             substantially similar
      Grade:                                      capacity to his current
      Corporate Bond                              position since prior to
      and U.S. High                               2001.
      Yield Investment
      Team

          Fund and                                Principal Occupation(s)
         Responsible                                  During the Past
            Team         Employee; Year; Title        Five (5) Years
         -----------    ------------------------ -------------------------
                        Michael A. Snyder; since Senior Vice President of
                        August 2002-Senior Vice  ACMC, with which he
                        President of ACMC and    has been associated in a
                        Director of High Yield   substantially similar
                                                 capacity to his current
                                                 position since May 2001,
                                                 and Director of High
                                                 Yield. Prior thereto, he
                                                 was a Managing Director
                                                 in the high yield asset
                                                 group at Donaldson,
                                                 Lufkin and Jenrette since
                                                 prior to 2001.

      AllianceBernstein Gershon Distenfeld;      Vice President of ACMC,
      High Yield Fund   since May 2005-Vice      with which he has been
      U.S. High Yield   President of ACMC        associated in a
      Investment                                 substantially similar
      Team                                       capacity to his current
                                                 position since prior to
                                                 2001.
                        Michael A. Snyder; since (see above)
                        July 2001-(see above)
                        Mark A. Hamilton; since  Vice President of ACMC,
                        October 2005- Vice       with which he has been
                        President of ACMC        associated in a
                                                 substantially similar
                                                 capacity to his current
                                                 position since prior to
                                                 2001.

      AllianceBernstein Michael L. Mon; since    Vice President of ACMC,
      Multi-Market      July 1999-Vice President with which he has been
      Strategy Trust    of ACMC                  associated in a
      Global Fixed                               substantially similar
      Income                                     capacity to his current
      Investment                                 position since prior to
      Team                                       2001.

                        Douglas J. Peebles;      Executive Vice President
                        since inception-         of ACMC, with which he
                        Executive Vice President has been associated in a
                        of ACMC, Chief           substantially similar
                        Investment Officer and   capacity to his current
                        Co-Head of Fixed         position since prior to
                        Income                   2001, and Chief
                                                 Investment Officer and
                                                 Co-Head of Fixed
                                                 Income.

      AllianceBernstein Paul J. DeNoon; since    Senior Vice President of
      Emerging Market   August 2002-Senior Vice  ACMC, with which he
      Debt Fund         President of ACMC and    has been associated in a
      Global Fixed      Director of Emerging     substantially similar
      Income:           Market Debt              capacity to his current
      Emerging                                   position since prior to
      Markets                                    2001, and Director of
      Investment                                 Emerging Market Debt.
      Team
                        Fernando Grisales; since Assistant Vice President
                        January 2005-Assistant   of ACMC, with which he
                        Vice President           has been associated
                                                 since October 2001. He
                                                 provided trade support
                                                 to Alliance's Bernstein
                                                 Private Wealth Group
                                                 from October 2001 until
                                                 June 2003. From

         Fund and                                 Principal Occupation(s)
        Responsible                                   During the Past
           Team         Employee; Year; Title         Five (5) Years
        -----------    ------------------------ ---------------------------
                                                June 2003 until January
                                                2005, he worked as a
                                                portfolio assistant for the
                                                Global Fixed Income
                                                Team and became an
                                                Assistant Portfolio
                                                Manager for the Global
                                                Fixed Income: Emerging
                                                Markets Investment
                                                Team in January 2005.
                       Michael L. Mon; since    (see above)
                       August 2002-(see above)
                       Douglas J. Peebles;      (see above)
                       since August 2002-(see
                       above)
                       Matthew Sheridan; since  Vice President of ACMC,
                       October 2005 -- Vice     with which he has been
                       President of ACMC        associated in a
                                                substantially similar
                                                capacity to his current
                                                position since prior to
                                                2001.
     AllianceBernstein Douglas J. Peebles;      (see above)
     Global Strategic  since inception--(see
     Income Trust      above)
     Global Fixed
     Income            Paul J. DeNoon; since    (see above)
     Investment        October 2005--(see
     Team and U.S.     above)
     High Yield
     Investment        Michael L. Mon; since    (see above)
     Team              October 2005--(see
                       above)

                       Michael A. Snyder; since (see above)
                       October 2005--(see
                       above)

     AllianceBernstein Paul J. DeNoon; since    (see above)
     Global            August 2002--(see
     Government        above)
     Income Trust
     Global Fixed      Michael L. Mon; since    (see above)
     Income            September 2003--(see
     Investment        above)
     Team
                       Douglas J. Peebles;      (see above)
                       since inception--(see
                       above)

                       Scott DiMaggio; since    Vice President of ACMC,
                       August 2005--Vice        with which he has been
                       President of ACMC and    associated in a
                       Director of Canada Fixed substantially similar
                       Income                   capacity to his current
                                                position since prior to
                                                2001, and Director of
                                                Canada Fixed Income.


LEGAL PROCEEDINGS
As has been previously reported, the staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

.. Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

.. Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

.. Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that Alliance's registered investment company clients, including the Funds, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, Alliance began waiving a portion of the advisory fee it receives for managing the Funds. On September 7, 2004, each Fund's advisory agreement was amended to reflect the reduced advisory fee.

A special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of Alliance's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of each of the Funds (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of Alliance ("Alliance defendants"); and certain other defendants not affiliated with Alliance, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed in various federal and state courts against Alliance and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws, and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The plaintiffs in the removed actions have since moved for a remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of Alliance. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between Alliance and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by Alliance. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, Alliance received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State

Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require Alliance to produce documents concerning, among other things, any market timing or late trading in Alliance's sponsored mutual funds. Alliance responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against Alliance, Alliance Holding, and various other defendants not affiliated with Alliance. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. That motion is pending.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to Alliance and Alliance Holding. The Summary Order claims that Alliance and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. The time for Alliance and Alliance Holding to respond to the Summary Order has been extended. Alliance intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against Alliance, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Compliant names certain of the AllianceBernstein Mutual Funds, including the Funds, as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants. The complaints have been consolidated in the Southern District of New York. On October 19, 2005, the District Court granted in part, and denied in part, defendant's motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiff's Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of a Fund's shares or other adverse consequences to that Fund. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, Alliance believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Funds.


TRANSFER AGENCY SERVICES
AGIS acts as the transfer agent for the Funds. AGIS, an indirect wholly-owned subsidiary of Alliance, registers the transfer, issuance, and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.


Many Fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries. The Fund, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.20% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Fund." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.


DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its share-holders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2008, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, would qualify for these reduced tax rates.


Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, such Fund may, provided certain requirements are satisfied, be eligible to "pass through" to the Fund's shareholders credits or deductions for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim all or a portion of a credit or deduction for the amount of such taxes.


Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send its share-holders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

If you are neither a citizen nor resident of the United States, a Fund will withhold U.S. federal income tax at the rate of 30% on income dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund. Under the American Jobs Creation

Act of 2004, for taxable years of each Fund beginning after December 31, 2004 and before January 1, 2008, a Fund is not required to withhold with respect to distributions of net short-term capital gains in excess of net long-term capital losses nor with respect to distributions of interest income that would not be subject to U.S. federal income tax if earned directly by a non-resident foreign person. Each Fund is also required to apply backup withholding on distributions and redemption proceeds otherwise payable to any noncorporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or, in the case of distributions, who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be offset by the amount of tax withheld. If backup withholding results in an overpayment of United States federal income tax, a refund or credit may be obtained from the Internal Revenue Service, provided that required information is furnished. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010.

CONVERSION FEATURE
--------------------------------------------------------------------------------


As described above, Advisor Class shares may be held solely through certain fee-based program accounts and employee benefit plans, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or a Fund. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund. A Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee, or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.


GENERAL INFORMATION
--------------------------------------------------------------------------------


Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $500 for 90 days.


During drastic economic or market developments, you might have difficulty reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.


Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.


Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

Bonds are interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

Duration As a technical matter, duration is a measure that relates the price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal payments. Duration is always less than or equal to full maturity. As a practical matter, duration may be used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates, and may have more risk, than a Fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Fixed-income securities are investments, such as bonds, that pay a fixed rate of return.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations.

Sovereign debt obligations are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.


Supranational entities are international organizations formed by two or more governments. Examples of supranational entities include the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the International Finance Corporation and the European Bank for Reconstruction and Development.


U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes, and bonds) and certificates issued by the Government National Mortgage Association, or GNMA. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by the Federal National Mortgage Association, or FNMA and the Federal Home Loan Mortgage Corporation, or FHLMC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of a class of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for all Funds, except AllianceBernstein Short Duration, whose independent registered public accounting firm is PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in each Fund's Annual Report, which is available upon request.

                                    Income from Investment Operations       Less: Dividends and Distributions
                                  -------------------------------------  ---------------------------------------
                                                            Net Increase
                        Net Asset             Net Realized   (Decrease)  Dividends  Distributions  Distributions
                         Value,      Net     and Unrealized in Net Asset  from Net   in Excess of     from Net
                        Beginning Investment Gain (Loss) on  Value from  Investment Net Investment Realized Gain
Fiscal Year or Period   of Period Income(a)   Investments    Operations    Income       Income     on Investments
---------------------   --------- ---------- -------------- ------------ ---------- -------------- --------------
Short Duration
 Class A
 Year Ended 9/30/05....  $12.67      $.33        $(.24)        $ .09       $(.36)       $0.00          $(.01)
 Year Ended 9/30/04....   12.84       .27         (.13)          .14        (.29)        0.00           (.02)
 5/21/03(h) to 9/30/03.   12.87       .08         (.03)          .05        (.08)        0.00           0.00
 Class B
 Year Ended 9/30/05....  $12.67      $.24        $(.24)        $ .00       $(.27)       $0.00          $(.01)
 Year Ended 9/30/04....   12.84       .17         (.12)          .05        (.20)        0.00           (.02)
 5/21/03(h) to 9/30/03.   12.87       .05         (.03)          .02        (.05)        0.00           0.00
 Class C
 Year Ended 9/30/05....  $12.66      $.24        $(.24)        $ .00       $(.27)       $0.00          $(.01)
 Year Ended 9/30/04....   12.84       .17         (.13)          .04        (.20)        0.00           (.02)
 5/21/03(h) to 9/30/03.   12.87       .05         (.03)          .02        (.05)        0.00           0.00
U.S. Government
 Class A
 Year Ended 9/30/05....  $ 7.11      $.28        $(.12)        $ .16       $(.29)       $0.00          $0.00
 Year Ended 9/30/04....    7.27       .30(d)      (.13)          .17        (.33)        0.00           0.00
 7/1/03 to 9/30/03(j)..    7.49       .06         (.20)         (.14)       (.08)        0.00           0.00
 Year Ended 6/30/03....    7.21       .27          .35           .62        (.34)        0.00           0.00
 Year Ended 6/30/02(c).    7.14       .37          .13           .50        (.37)        (.03)          0.00
 Year Ended 6/30/01....    6.99       .47          .17           .64        (.47)        (.01)          0.00
 Class B
 Year Ended 9/30/05....  $ 7.11      $.23        $(.12)        $ .11       $(.24)       $0.00          $0.00
 Year Ended 9/30/04....    7.27       .25(d)      (.13)          .12        (.28)        0.00           0.00
 7/1/03 to 9/30/03(j)..    7.49       .05         (.20)         (.15)       (.07)        0.00           0.00
 Year Ended 6/30/03....    7.21       .22          .35           .57        (.29)        0.00           0.00
 Year Ended 6/30/02(c).    7.14       .32          .13           .45        (.32)        (.03)          0.00
 Year Ended 6/30/01....    7.00       .42          .16           .58        (.42)        (.01)          0.00
 Class C
 Year Ended 9/30/05....  $ 7.12      $.23        $(.12)        $ .11       $(.24)       $0.00          $0.00
 Year Ended 9/30/04....    7.28       .25(d)      (.13)          .12        (.28)        0.00           0.00
 7/1/03 to 9/30/03(j)..    7.50       .05         (.20)         (.15)       (.07)        0.00           0.00
 Year Ended 6/30/03....    7.22       .22          .35           .57        (.29)        0.00           0.00
 Year Ended 6/30/02(c).    7.15       .32          .13           .45        (.32)        (.03)          0.00
 Year Ended 6/30/01....    7.00       .43          .16           .59        (.43)        (.01)          0.00
 Advisor Class
 Year Ended 10/31/05...  $ 7.12      $.30        $(.11)        $ .19       $(.31)       $0.00          $0.00
 Year Ended 9/30/04....    7.28       .32(d)      (.12)          .20        (.36)        0.00           0.00
 7/1/03 to 9/30/03(j)..    7.50       .07         (.20)         (.13)       (.09)        0.00           0.00
 Year Ended 6/30/03....    7.21       .29          .37           .66        (.37)        0.00           0.00
 Year Ended 6/30/02(c).    7.14       .39          .13           .52        (.39)        (.03)          0.00
 10/6/00(h) to 6/30/01.    7.05       .34          .12           .46        (.34)        (.02)          0.00
Intermediate Bond
 Class A
 Year Ended 10/31/05...  $10.43      $.37(d)     $(.28)        $ .09       $(.37)       $0.00          $0.00
 Year Ended 10/31/04...   10.56       .33(d)       .15           .48        (.38)        0.00           (.23)
 7/1/03 to 10/31/03(j).   10.82       .12(d)      (.25)         (.13)       (.13)        0.00           0.00
 Year Ended 6/30/03....   10.25       .33(d)       .66           .99        (.42)        0.00           0.00
 Year Ended 6/30/02(c).   10.22       .46(d)       .17           .63        (.46)        (.10)          (.01)
 Year Ended 6/30/01....    9.85       .55(d)       .42           .97        (.55)        (.04)          (.01)
 Class B
 Year Ended 10/31/05...  $10.42      $.29(d)     $(.25)        $ .04       $(.31)       $0.00          $0.00
 Year Ended 10/31/04...   10.55       .27(d)       .14           .41        (.31)        0.00           (.23)
 7/1/03 to 10/31/03(j).   10.81       .09(d)      (.25)         (.16)       (.10)        0.00           0.00
 Year Ended 6/30/03....   10.24       .26(d)       .66           .92        (.35)        0.00           0.00
 Year Ended 6/30/02(c).   10.21       .38(d)       .16           .54        (.38)        (.09)          (.01)
 Year Ended 6/30/01....    9.84       .47(d)       .43           .90        (.47)        (.05)          (.01)
 Class C
 Year Ended 10/31/05...  $10.40      $.29(d)     $(.26)        $ .03       $(.30)       $0.00          $0.00
 Year Ended 10/31/04...   10.53       .27(d)       .14           .41        (.31)        0.00           (.23)
 7/1/03 to 10/31/03(j).   10.79       .09(d)      (.25)         (.16)       (.10)        0.00           0.00
 Year Ended 6/30/03....   10.23       .26(d)       .65           .91        (.35)        0.00           0.00
 Year Ended 6/30/02(c).   10.19       .38(d)       .17           .55        (.38)        (.09)          (.01)
 Year Ended 6/30/01....    9.83       .48(d)       .41           .89        (.48)        (.04)          (.01)
 Advisor Class
 Year Ended 10/31/05...  $10.43      $.39(d)     $(.26)        $ .13       $(.41)       $0.00          $0.00
 Year Ended 10/31/04...   10.55       .36(d)       .16           .52        (.41)        0.00           (.23)
 7/1/03 to 10/31/03(j).   10.82       .13(d)      (.26)         (.13)       (.14)        0.00           0.00
 Year Ended 6/30/03....   10.25       .36(d)       .66          1.02        (.45)        0.00           0.00
 Year Ended 6/30/02(c).   10.22       .48(d)       .18           .66        (.48)        (.11)          (.01)
 10/9/00(h) to 6/30/01.    9.97       .42(d)       .30           .72        (.42)        (.04)          (.01)

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 62 through 64.

        Less Distributions                                                   Ratios/Supplemental Data
----------------------------------                                         ----------------------
Distributions                                    Total                                   Ratio of Net
in Excess of    Tax       Total     Net Asset  Investment                   Ratio of      Investment
Net Realized  Return    Dividends    Value,   Return Based   Net Assets,    Expenses        Income
   Gain on      of         and       End of   on Net Asset  End of Period  to Average     to Average      Portfolio
 Investments  Capital Distributions  Period     Value(b)   (000's Omitted) Net Assets     Net Assets    Turnover Rate
------------- ------- ------------- --------- ------------ --------------- ----------    ------------   -------------
    $0.00      $0.00      $(.37)     $12.39        .77%       $ 42,602        1.02%          2.61%           220%
     0.00       0.00       (.31)      12.67       1.03          58,793        1.03(e)        2.06            359
     0.00       0.00       (.08)      12.84        .48          92,075         .91(i)        1.81(i)         283

    $0.00      $0.00      $(.28)     $12.39        .05%       $ 27,964        1.72%          1.90%           220%
     0.00       0.00       (.22)      12.67        .32          44,281        1.75(e)        1.34            359
     0.00       0.00       (.05)      12.84        .24          34,311        1.64(i)        1.13(i)         283

    $0.00      $0.00      $(.28)     $12.38        .05%       $ 24,096        1.72%          1.90%           220%
     0.00       0.00       (.22)      12.66        .25          39,581        1.74(e)        1.35            359
     0.00       0.00       (.05)      12.84        .24          32,929        1.63(i)        1.11(i)         283

    $0.00      $0.00      $(.29)     $ 6.98       2.31%       $543,547        1.30%(e)       3.90%           166%
     0.00       0.00       (.33)       7.11       2.49         626,183        1.34(e)(k)     4.23(d)         150
     0.00       0.00       (.08)       7.27      (1.80)        811,376        1.18(e)(i)     3.43(i)         241
     0.00       0.00       (.34)       7.49       8.82         889,115        1.10(e)        3.64            976
     0.00       (.03)      (.43)       7.21       7.11         865,739        1.23(e)        5.15           1009
     0.00       (.01)      (.49)       7.14       9.30         884,574        2.11(e)        6.57            712

    $0.00      $0.00      $(.24)     $ 6.98       1.57%       $138,856        2.02%(e)       3.20%           166%
     0.00       0.00       (.28)       7.11       1.74         229,823        2.07(e)(k)     3.55(d)         150
     0.00       0.00       (.07)       7.27      (1.98)        399,040        1.90(e)(i)     2.75(i)         241
     0.00       0.00       (.29)       7.49       8.07         495,606        1.82(e)        2.95            976
     0.00       (.03)      (.38)       7.21       6.36         400,221        1.93(e)        4.41           1009
     0.00       (.01)      (.44)       7.14       8.39         276,308        2.90(e)        5.95            712

    $0.00      $0.00      $(.24)     $ 6.99       1.58%       $ 84,303        2.02%(e)       3.19%           166%
     0.00       0.00       (.28)       7.12       1.73         107,003        2.06(e)(k)     3.56(d)         150
     0.00       0.00       (.07)       7.28      (1.98)        167,359        1.89(e)(i)     2.76(i)         241
     0.00       0.00       (.29)       7.50       8.06         204,006        1.81(e)        2.96            976
     0.00       (.03)      (.38)       7.22       6.35         202,030        1.93(e)        4.42           1009
     0.00       0.00       (.44)       7.15       8.54         169,213        2.89(e)        5.94            712

    $0.00      $0.00      $(.31)     $ 7.00       2.76%       $  5,981         .94%(e)       4.11%           166%
     0.00       0.00       (.36)       7.12       2.82         247,020        1.02(e)(k)     4.52(d)         150
     0.00       0.00       (.09)       7.28      (1.72)        204,108         .89(e)(i)     3.72(i)         241
     0.00       0.00       (.37)       7.50       9.29         197,649         .81(e)        3.96            976
     0.00       (.03)      (.45)       7.21       7.41         177,834         .89(e)        5.41           1009
     0.00       (.01)      (.37)       7.14       6.65          27,154        1.38(e)(i)     6.74(i)         712

    $0.00      $0.00      $(.37)     $10.15        .90%       $ 52,430         .98%(f)       3.53%(d)        935%
     0.00       0.00       (.61)      10.43       4.66          56,778         .98(f)        3.21(d)         658
     0.00       0.00       (.13)      10.56      (1.20)         68,213         .98(f)(i)     2.60(d)(i)      199
     0.00       0.00       (.42)      10.82       9.87          76,565         .98(f)        3.08(d)         867
     (.03)      0.00       (.60)      10.25       6.23          44,852         .98(f)        4.39(d)         573
     0.00       0.00       (.60)      10.22      10.09          20,068         .98(f)        5.49(d)         385

    $0.00      $0.00      $(.31)     $10.15        .30%       $ 44,944        1.68%(f)       2.82%(d)        935%
     0.00       0.00       (.54)      10.42       3.93          66,635        1.68(f)        2.59(d)         658
     0.00       0.00       (.10)      10.55      (1.44)         96,033        1.68(f)(i)     2.01(d)(i)      199
     0.00       0.00       (.35)      10.81       9.12         113,233        1.68(f)        2.41(d)         867
     (.03)      0.00       (.51)      10.24       5.52          50,354        1.68(f)        3.70(d)         573
     0.00       0.00       (.53)      10.21       9.34          13,960        1.68(f)        4.82(d)         385

    $0.00      $0.00      $(.30)     $10.13        .30%       $ 15,689        1.68%(f)       2.84%(d)        935%
     0.00       0.00       (.54)      10.40       3.93          19,008        1.68(f)        2.60(d)         658
     0.00       0.00       (.10)      10.53      (1.44)         26,021        1.68(f)(i)     2.03(d)(i)      199
     0.00       0.00       (.35)      10.79       9.03          26,445        1.68(f)        2.41(d)         867
     (.03)      0.00       (.51)      10.23       5.63          16,131        1.68(f)        3.71(d)         573
     0.00       0.00       (.53)      10.19       9.25           4,315        1.68(f)        4.88(d)         385

    $0.00      $0.00      $(.41)     $10.15       1.20%       $ 29,576         .68%(f)       3.72%(d)        935%
     0.00       0.00       (.64)      10.43       5.08         309,690         .68(f)        3.47(d)         658
     0.00       0.00       (.14)      10.55      (1.19)        258,747         .68(f)(i)     2.87(d)(i)      199
     0.00       0.00       (.45)      10.82      10.20         246,127         .68(f)        3.39(d)         867
     (.03)      0.00       (.63)      10.25       6.57         185,071         .68(f)        4.69(d)         573
     0.00       0.00       (.47)      10.22       7.28          27,420         .68(f)(i)     5.89(d)(i)      385

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 62 through 64.

                                    Income from Investment Operations       Less: Dividends and Distributions
                                  -------------------------------------  ----------------------------------------
                                                            Net Increase
                        Net Asset             Net Realized   (Decrease)  Dividends  Distributions  Distributions
                         Value,      Net     and Unrealized in Net Asset  from Net   in Excess of     from Net
                        Beginning Investment Gain (Loss) on  Value from  Investment Net Investment Realized Gain
Fiscal Year or Period   of Period Income(a)   Investments    Operations    Income       Income     on Investments
---------------------   --------- ---------- -------------- ------------ ---------- -------------- --------------
Corporate Bond
 Class A
 Year Ended 9/30/05....  $12.18      $.66        $ (.19)       $ .47       $(.64)       $0.00          $0.00
 Year Ended 9/30/04(g).   11.97       .75(d)        .18          .93        (.72)        0.00           0.00
 7/1/03 to 9/30/03(j)..   12.03       .18          (.06)         .12        (.18)        0.00           0.00
 Year Ended 6/30/03....   10.70       .77          1.35         2.12        (.76)        0.00           0.00
 Year Ended 6/30/02(c).   12.29       .94         (1.55)        (.61)       (.94)        0.00           0.00
 Year Ended 6/30/01....   11.91       .97           .42         1.39        (.97)        (.01)          0.00
 Class B
 Year Ended 9/30/05....  $12.17      $.57        $ (.19)       $ .38       $(.55)       $0.00          $0.00
 Year Ended 9/30/04(g).   11.96       .66(d)        .19          .85        (.64)        0.00           0.00
 7/1/03 to 9/30/03(j)..   12.02       .16          (.06)         .10        (.16)        0.00           0.00
 Year Ended 6/30/03....   10.70       .69          1.35         2.04        (.70)        0.00           0.00
 Year Ended 6/30/02(c).   12.30       .85         (1.55)        (.70)       (.85)        (.01)          0.00
 Year Ended 6/30/01....   11.92       .88           .42         1.30        (.88)        (.01)          0.00
 Class C
 Year Ended 9/30/05....  $12.18      $.57        $ (.19)       $ .38       $(.55)       $0.00          $0.00
 Year Ended 9/30/04(g).   11.96       .67(d)        .19          .86        (.64)        0.00           0.00
 7/1/03 to 9/30/03(j)..   12.02       .16          (.06)         .10        (.16)        0.00           0.00
 Year Ended 6/30/03....   10.70       .69          1.35         2.04        (.70)        0.00           0.00
 Year Ended 6/30/02(c).   12.30       .85         (1.55)        (.70)       (.85)        (.01)          0.00
 Year Ended 6/30/01....   11.91       .89           .42         1.31        (.89)        0.00           0.00
 Advisor Class
 Year Ended 9/30/05....  $12.19      $.68        $ (.18)       $ .50       $(.68)       $0.00          $0.00
 Year Ended 9/30/04(g).   11.98       .84(d)        .13          .97        (.76)        0.00           0.00
 7/1/03 to 9/30/03(j)..   12.03       .19          (.05)         .14        (.19)        0.00           0.00
 8/8/02(h) to 6/30/03..   10.21       .69          1.85         2.54        (.70)        0.00           0.00
High Yield
 Class A
 Year Ended 9/30/05....  $ 6.02      $.45(d)     $ (.10)       $ .35       $(.43)       $0.00          $0.00
 Year Ended 9/30/04....    5.98       .43(d)        .11          .54        (.50)        0.00           0.00
 9/1/03 to 9/30/03(j)..    5.90       .04           .08          .12        (.04)        0.00           0.00
 Year Ended 8/31/03....    5.33       .48           .61         1.09        (.49)        0.00           0.00
 Year Ended 8/31/02(c).    6.49       .60         (1.16)        (.56)       (.58)        0.00           0.00
 Year Ended 8/31/01....    8.10       .76         (1.50)        (.74)       (.72)        0.00           0.00
 Class B
 Year Ended 9/30/05....  $ 6.02      $.40(d)     $ (.10)       $ .30       $(.39)       $0.00          $0.00
 Year Ended 9/30/04....    5.99       .50(d)       (.01)         .49        (.46)        0.00           0.00
 9/1/03 to 9/30/03(j)..    5.90       .03(d)        .10          .13        (.04)        0.00           0.00
 Year Ended 8/31/03....    5.33       .43           .62         1.05        (.45)        0.00           0.00
 Year Ended 8/31/02(c).    6.50       .56         (1.17)        (.61)       (.54)        0.00           0.00
 Year Ended 8/31/01....    8.10       .70         (1.48)        (.78)       (.68)        0.00           0.00
 Class C
 Year Ended 9/30/05....  $ 6.03      $.40(d)     $ (.11)       $(.29)      $(.39)       $0.00          $0.00
 Year Ended 9/30/04....    5.99       .45(d)        .05          .50        (.46)        0.00           0.00
 9/1/03 to 9/30/03(j)..    5.90       .03(d)        .10          .13        (.04)        0.00           0.00
 Year Ended 8/31/03....    5.33       .43           .62         1.05        (.45)        0.00           0.00
 Year Ended 8/31/02(c).    6.50       .56         (1.17)        (.61)       (.54)        0.00           0.00
 Year Ended 8/31/01....    8.10       .70         (1.48)        (.78)       (.68)        0.00           0.00
 Advisor Class
 Year Ended 9/30/05....  $ 6.03      $.48(d)     $ (.12)       $ .36       $(.44)       $0.00          $0.00
 Year Ended 9/30/04....    5.99       .44(d)        .11          .55        (.51)        0.00           0.00
 9/1/03 to 9/30/03(j)..    5.91       .04           .08          .12        (.04)        0.00           0.00
 Year Ended 8/31/03....    5.34       .49           .61         1.10        (.50)        0.00           0.00
 Year Ended 8/31/02(c).    6.50       .62         (1.16)        (.54)       (.61)        0.00           0.00
 Year Ended 8/31/01....    8.10       .70         (1.40)        (.70)       (.74)        0.00           0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 62 through 64.

        Less Distributions                                                   Ratios/Supplemental Data
----------------------------------                                         -------------------------
Distributions                                    Total                                      Ratio of Net
in Excess of    Tax       Total     Net Asset  Investment                    Ratio of        Investment
Net Realized  Return    Dividends    Value,   Return Based   Net Assets,     Expenses          Income
   Gain on      of         and       End of   on Net Asset  End of Period   to Average       to Average    Portfolio
 Investments  Capital Distributions  Period     Value(b)   (000's Omitted)  Net Assets       Net Assets  Turnover Rate
------------- ------- ------------- --------- ------------ --------------- ----------       ------------ -------------

    $0.00      $0.00     $ (.64)     $12.01       3.86%       $483,169        1.08%(e)          5.38%         127%
     0.00       0.00       (.72)      12.18       8.01         512,458        1.16(e)(k)        6.25(d)       230
     0.00       0.00       (.18)      11.97       1.06         535,318        1.20(e)(i)        6.18(i)        65
     0.00       (.03)      (.79)      12.03      20.75         555,979        1.16(e)           6.96          171
     0.00       (.04)      (.98)      10.70      (5.51)        520,984        1.12(e)           7.79          276
     0.00       (.03)     (1.01)      12.29      12.03         530,446        1.31(e)           7.95          340

    $0.00      $0.00     $ (.55)     $12.00       3.13%       $162,973        1.80%(e)          4.65%         127%
     0.00       0.00       (.64)      12.17       7.26         251,173        1.89(e)(k)        5.55(d)       230
     0.00       0.00       (.16)      11.96        .88         383,763        1.92(e)(i)        5.48(i)        65
     0.00       (.02)      (.72)      12.02      19.85         418,095        1.88(e)           6.27          171
     0.00       (.04)      (.90)      10.70      (6.23)        458,394        1.83(e)           7.05          276
     0.00       (.03)      (.92)      12.30      11.24         509,953        2.03(e)           7.18          340

    $0.00      $0.00     $ (.55)     $12.01       3.14%       $110,680        1.79%(e)          4.65%         127%
     0.00       0.00       (.64)      12.18       7.35         126,685        1.87(e)(k)        5.55(d)       230
     0.00       0.00       (.16)      11.96        .88         157,719        1.91(e)(i)        5.49(i)        65
     0.00       (.02)      (.72)      12.02      19.85         168,123        1.87(e)           6.28          171
     0.00       (.04)      (.90)      10.70      (6.23)        179,418        1.82(e)           7.07          276
     0.00       (.03)      (.92)      12.30      11.33         185,022        2.03(e)           7.22          340

    $0.00      $0.00     $ (.68)     $12.01       4.10%       $  4,971         .83%(e)          5.62%         127%
     0.00       0.00       (.76)      12.19       8.34              86         .88(e)(k)        6.52(d)       230
     0.00       0.00       (.19)      11.98       1.22           2,883         .91(e)(i)        6.51(i)        65
     0.00       (.02)      (.72)      12.03      25.70           2,298         .88(e)(i)        6.90(i)       171

    $0.00      $(.02)    $ (.45)     $ 5.92       5.84%       $ 92,770        1.16%             7.31%(d)       68%
     0.00       0.00       (.50)       6.02       9.23         117,602        1.15(k)           7.09(d)        83
     0.00       0.00       (.04)       5.98       2.03          90,466        1.63(i)           7.60(i)        10
     0.00       (.03)      (.52)       5.90      21.38         134,674        1.38              8.33          123
     0.00       (.02)      (.60)       5.33      (9.14)         72,455        1.43             10.06           57
     0.00       (.15)      (.87)       6.49      (9.39)         78,053        1.34             10.62           98

    $0.00      $(.01)    $ (.40)     $ 5.92       5.11%       $146,729        1.87%             6.63%(d)       68%
     0.00       0.00       (.46)       6.02       8.38         217,320        1.88(k)           8.18(d)        83
     0.00       0.00       (.04)       5.99       2.15         279,666        2.40(d)(f)(i)     7.11(i)        10
     0.00       (.03)      (.48)       5.90      20.55         277,190        2.11              7.79          123
     0.00       (.02)      (.56)       5.33      (9.94)        256,533        2.15              9.34           57
     0.00       (.14)      (.82)       6.50      (9.94)        356,062        2.06              9.97           98

    $0.00      $(.01)    $ (.40)     $ 5.92       4.94%       $ 46,526        1.86%             6.62%(d)       68%
     0.00       0.00       (.46)       6.03       8.56          66,336        1.87(k)           7.40(d)        83
     0.00       0.00       (.04)       5.99       2.15          68,068        2.40(d)(f)(i)     7.11(i)        10
     0.00       (.03)      (.48)       5.90      20.54          66,427        2.10              7.72          123
     0.00       (.02)      (.56)       5.33      (9.94)         48,448        2.14              9.35           57
     0.00       (.14)      (.82)       6.50      (9.94)         67,360        2.04              9.97           98

    $0.00      $(.02)    $ (.46)     $ 5.93       6.14%       $  6,924         .80%             7.73%(d)       68%
     0.00       0.00       (.51)       6.03       9.51         179,418         .85(k)           7.26(d)        83
     0.00       0.00       (.04)       5.99       2.05         148,041        1.40(i)           8.12(i)        10
     0.00       (.03)      (.53)       5.91      21.73         145,549        1.09              8.72          123
     0.00       (.01)      (.62)       5.34      (8.82)         95,895        1.16             10.43           57
     0.00       (.16)      (.90)       6.50      (8.96)         27,762        1.04             10.92           98

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 62 through 64.

                                     Income from Investment Operations       Less: Dividends and Distributions
                                   -------------------------------------  ----------------------------------------
                                                             Net Increase
                         Net Asset             Net Realized   (Decrease)  Dividends  Distributions  Distributions
                          Value,      Net     and Unrealized in Net Asset  from Net   in Excess of     from Net
                         Beginning Investment Gain (Loss) on  Value from  Investment Net Investment Realized Gain
Fiscal Year or Period    of Period Income(a)   Investments    Operations    Income       Income     on Investments
---------------------    --------- ---------- -------------- ------------ ---------- -------------- --------------
Emerging Market Debt
 Class A
 Year Ended 10/31/05....   $8.38      $.53        $ .34         $ .87       $(.55)       $0.00          $0.00
 Year Ended 10/31/04(g).    8.00       .49(d)       .50           .99        (.61)        0.00           0.00
 9/1/03 to 10/31/03(j)..    7.72       .11          .28           .39        (.11)        0.00           0.00
 Year Ended 8/31/03.....    6.02       .69         1.71          2.40        (.70)        0.00           0.00
 Year Ended 8/31/02(c)..    6.37       .69         (.24)          .45        (.74)        0.00           0.00
 Year Ended 8/31/01.....    7.06       .85         (.76)          .09        (.78)        0.00           0.00
 Class B
 Year Ended 10/31/05....   $8.45      $.47        $ .34         $ .81       $(.49)       $0.00          $0.00
 Year Ended 10/31/04(g).    8.07       .62(d)       .32           .94        (.56)        0.00           0.00
 9/1/03 to 10/31/03(j)..    7.80       .10          .28           .38        (.11)        0.00           0.00
 Year Ended 8/31/03.....    6.09       .64         1.73          2.37        (.66)        0.00           0.00
 Year Ended 8/31/02(c)..    6.45       .64         (.24)          .40        (.70)        0.00           0.00
 Year Ended 8/31/01.....    7.14       .79         (.76)          .03        (.72)        0.00           0.00
 Class C
 Year Ended 10/31/05....   $8.47      $.47        $ .34         $ .81       $(.49)       $0.00          $0.00
 Year Ended 10/31/04(g).    8.09       .45(d)       .49           .94        (.56)        0.00           0.00
 9/1/03 to 10/31/03(j)..    7.82       .10          .28           .38        (.11)        0.00           0.00
 Year Ended 8/31/03.....    6.10       .63         1.75          2.38        (.66)        0.00           0.00
 Year Ended 8/31/02(c)..    6.46       .64         (.24)          .40        (.70)        0.00           0.00
 Year Ended 8/31/01.....    7.15       .79         (.76)          .03        (.72)        0.00           0.00
Multi-Market Strategy
 Class A
 Year Ended 10/31/05....   $5.68      $.11        $(.02)        $ .09       $(.11)       $0.00          $0.00
 Year Ended 10/31/04....    5.70       .14(d)       .03           .17        (.09)        0.00           0.00
 Year Ended 10/31/03....    5.89       .17         (.06)          .11        (.03)        0.00           0.00
 Year Ended 10/31/02(c).    5.99       .19          .02           .21        0.00         0.00           0.00
 Year Ended 10/31/01....    6.08       .35          .13           .48        (.32)        0.00           0.00
 Class B
 Year Ended 10/31/05....   $5.69      $.07        $(.03)        $ .04       $(.06)       $0.00          $0.00
 Year Ended 10/31/04....    5.71       .09(d)       .04           .13        (.07)        0.00           0.00
 Year Ended 10/31/03....    5.90       .12         (.05)          .07        (.02)        0.00           0.00
 Year Ended 10/31/02(c).    6.01       .14          .02           .16        0.00         0.00           0.00
 Year Ended 10/31/01....    6.10       .30          .13           .43        (.29)        0.00           0.00
 Class C
 Year Ended 10/31/05....   $5.70      $.07        $(.02)        $ .05       $(.07)       $0.00          $0.00
 Year Ended 10/31/04....    5.71       .10(d)       .04           .14        (.07)        0.00           0.00
 Year Ended 10/31/03....    5.90       .13         (.06)          .07        (.02)        0.00           0.00
 Year Ended 10/31/02(c).    6.01       .14          .02           .16        0.00         0.00           0.00
 Year Ended 10/31/01....    6.10       .30          .13           .43        (.29)        0.00           0.00
Global Strategic Income
 Class A
 Year Ended 10/31/05....   $8.63      $.39        $ .09         $ .48       $(.41)       $0.00          $0.00
 Year Ended 10/31/04(g).    8.65       .48(d)       .02           .50        (.52)        0.00           0.00
 Year Ended 10/31/03....    7.75       .55          .93          1.48        (.29)        0.00           0.00
 Year Ended 10/31/02(c).    8.43       .63         (.67)         (.04)       (.52)        0.00           0.00
 Year Ended 10/31/01....    9.53       .78         (.90)         (.12)       (.71)        0.00           0.00
 Class B
 Year Ended 10/31/05....   $8.63      $.32        $ .10         $ .42       $(.35)       $0.00          $0.00
 Year Ended 10/31/04(g).    8.65       .41(d)       .02           .43        (.45)        0.00           0.00
 Year Ended 10/31/03....    7.74       .48          .95          1.43        (.27)        0.00           0.00
 Year Ended 10/31/02(c).    8.42       .57         (.67)         (.10)       (.47)        0.00           0.00
 Year Ended 10/31/01....    9.52       .71         (.90)         (.19)       (.65)        0.00           0.00
 Class C
 Year Ended 10/31/05....   $8.64      $.33        $ .09         $ .42       $(.35)       $0.00          $0.00
 Year Ended 10/31/04(g).    8.65       .40(d)       .04           .44        (.45)        0.00           0.00
 Year Ended 10/31/03....    7.75       .50          .92          1.42        (.28)        0.00           0.00
 Year Ended 10/31/02(c).    8.43       .57         (.67)         (.10)       (.47)        0.00           0.00
 Year Ended 10/31/01....    9.52       .72         (.90)         (.18)       (.65)        0.00           0.00
 Advisor Class
 Year Ended 10/31/05....   $8.63      $.47        $ .04         $ .51       $(.44)       $0.00          $0.00
 Year Ended 10/31/04(g).    8.65       .47(d)       .05           .52        (.54)        0.00           0.00
 Year Ended 10/31/03....    7.74       .57          .95          1.52        (.34)        0.00           0.00
 Year ended 10/31/02(c).    8.43       .65         (.67)         (.02)       (.54)        0.00           0.00
 Year ended 10/31/01....    9.53       .80         (.89)         (.09)       (.73)        0.00           0.00
Global Government Income
 Class A
 Year Ended 9/30/05.....   $7.35      $.50        $ .34         $ .84       $(.50)       $0.00          $0.00
 Year Ended 9/30/04(g)..    7.54       .50(d)      (.16)          .34        (.53)        0.00           0.00
 12/1/02 to 9/30/03(j)..    6.86       .44          .73          1.17        (.49)        0.00           0.00
 Year Ended 11/30/02(c).    7.07       .56         (.11)          .45        (.60)        0.00           0.00
 Year Ended 11/30/01....    7.55       .77         (.50)          .27        (.75)        0.00           0.00
 Year Ended 11/30/00....    7.28       .75          .34          1.09        (.49)        0.00           0.00
 Class B
 Year Ended 9/30/05.....   $7.35      $.44        $ .33         $ .77       $(.44)       $0.00          $0.00
 Year Ended 9/30/04(g)..    7.54       .45(d)      (.16)          .29        (.48)        0.00           0.00
 12/1/02 to 9/30/03(j)..    6.86       .40          .73          1.13        (.45)        0.00           0.00
 Year Ended 11/30/02(c).    7.07       .51         (.11)          .40        (.55)        0.00           0.00
 Year Ended 11/30/01....    7.58       .69         (.50)          .19        (.70)        0.00           0.00
 Year Ended 11/30/00....    7.31       .69          .36          1.05        (.48)        0.00           0.00
 Class C
 Year Ended 9/30/05.....   $7.38      $.44        $ .34         $ .78       $(.45)       $0.00          $0.00
 Year Ended 9/30/04(g)..    7.57       .45(d)      (.16)          .29        (.48)        0.00           0.00
 12/1/02 to 9/30/03(j)..    6.88       .40          .74          1.14        (.45)        0.00           0.00
 Year Ended 11/30/02(c).    7.09       .52         (.12)          .40        (.55)        0.00           0.00
 Year Ended 11/30/01....    7.58       .71         (.50)          .21        (.70)        0.00           0.00
 Year Ended 11/30/00....    7.31       .70          .35          1.05        (.47)        0.00           0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 62 through 64.

        Less Distributions                                                  Ratios/Supplemental Data
----------------------------------                                         -----------------------
Distributions                                    Total                                   Ratio of Net
in Excess of    Tax       Total     Net Asset  Investment                   Ratio of      Investment
Net Realized  Return    Dividends    Value,   Return Based   Net Assets,    Expenses        Income
   Gain on      of         and       End of   on Net Asset  End of Period  to Average     to Average    Portfolio
 Investments  Capital Distributions  Period     Value(b)   (000's Omitted) Net Assets     Net Assets  Turnover Rate
------------- ------- ------------- --------- ------------ --------------- ----------    ------------ -------------
    $0.00      $0.00     $ (.55)      $8.70      10.70%      $  213,652       1.20%          6.14%         100%
     0.00       0.00       (.61)       8.38      12.82          156,469       1.23(e)(k)     6.04(d)       173
     0.00       0.00       (.11)       8.00       5.11          137,709       1.75(e)(i)     7.90(i)        20
     0.00       0.00       (.70)       7.72      41.80          118,669       1.94(e)        9.73          125
     0.00       (.06)      (.80)       6.02       7.38           76,397       1.88(e)       11.02          170
     0.00       0.00       (.78)       6.37       1.55           66,750       2.20(e)       12.78          150

    $0.00      $0.00     $ (.49)      $8.77       9.81%      $   53,629       1.89%          5.39%         100%
     0.00       0.00       (.56)       8.45      12.02           61,715       1.94(e)(k)     7.57(d)       173
     0.00       0.00       (.11)       8.07       4.84           90,443       2.45(e)(i)     7.11(i)        20
     0.00       0.00       (.66)       7.80      40.69           89,571       2.64(e)        9.07          125
     0.00       (.06)      (.76)       6.09       6.50           80,064       2.58(e)       10.25          170
     0.00       0.00       (.72)       6.45        .63           83,706       2.88(e)       11.80          150

    $0.00      $0.00     $ (.49)      $8.79       9.81%      $   91,662       1.89%          5.38%         100%
     0.00       0.00       (.56)       8.47      12.00           82,876       1.92(e)(k)     5.51(d)       173
     0.00       0.00       (.11)       8.09       4.83           77,657       2.43(e)(i)     7.09(i)        20
     0.00       0.00       (.66)       7.82      40.80           73,477       2.63(e)        8.91          125
     0.00       (.06)      (.76)       6.10       6.50           45,527       2.56(e)       10.16          170
     0.00       0.00       (.72)       6.46        .63           40,667       2.87(e)       11.81          150

    $0.00      $0.00     $ (.11)      $5.66       1.53%      $  151,845       1.55%          1.90%          46%
     0.00       (.10)      (.19)       5.68       3.11          188,312       1.46(k)        2.39(d)        62
     0.00       (.27)      (.30)       5.70       1.88          224,504       1.49           2.87          113
     0.00       (.31)      (.31)       5.89       3.74          264,978       1.49           3.22          115
     0.00       (.25)      (.57)       5.99       8.27          289,265       1.48           5.87           79

    $0.00      $0.00     $ (.06)      $5.67        .78%      $    5,454       2.28%          1.16%          46%
     0.00       (.08)      (.15)       5.69       2.39            7,831       2.21(k)        1.63(d)        62
     0.00       (.24)      (.26)       5.71       1.17           12,904       2.23           2.13          113
     0.00       (.27)      (.27)       5.90       2.84           13,150       2.24           2.44          115
     0.00       (.23)      (.52)       6.01       7.49           11,311       2.24           5.05           79

    $0.00      $0.00     $ (.07)      $5.68        .81%      $    8,775       2.26%          1.18%          46%
     0.00       (.08)      (.15)       5.70       2.57           10,991       2.17(k)        1.67(d)        62
     0.00       (.24)      (.26)       5.71       1.17           14,480       2.20           2.15          113
     0.00       (.27)      (.27)       5.90       2.83           17,592       2.20           2.48          115
     0.00       (.23)      (.52)       6.01       7.48           15,208       2.19           5.10           79

    $0.00      $0.00     $ (.41)      $8.70       5.67%      $   24,250       1.54%          4.65%          98%
     0.00       0.00       (.52)       8.63       5.89           29,465       1.43(k)        5.83(d)       106
     0.00       (.29)      (.58)       8.65      19.57           37,043       1.60           6.50          155
     0.00       (.12)      (.64)       7.75       (.50)          38,631       1.53           7.71          268
     0.00       (.27)      (.98)       8.43      (1.50)          57,667       1.45           8.60          304

    $0.00      $0.00     $ (.35)      $8.70       4.92%      $   59,513       2.25%          3.94%          98%
     0.00       0.00       (.45)       8.63       5.13           84,385       2.15(k)        5.12(d)       106
     0.00       (.25)      (.52)       8.65      18.89          115,414       2.31           5.83          155
     0.00       (.11)      (.58)       7.74      (1.23)         117,529       2.24           7.02          268
     0.00       (.26)      (.91)       8.42      (2.24)         156,948       2.16           7.85          304

    $0.00      $0.00     $ (.35)      $8.71       4.93%      $   11,492       2.25%          3.94%          98%
     0.00       0.00       (.45)       8.64       5.25           14,094       2.14(k)        5.14(d)       106
     0.00       (.24)      (.52)       8.65      18.74           21,175       2.30           5.81          155
     0.00       (.11)      (.58)       7.75      (1.22)          20,113       2.23           7.00          268
     0.00       (.26)      (.91)       8.43      (2.13)          33,035       2.15           7.90          304

    $0.00      $0.00     $ (.44)      $8.70       6.01%      $    1,594       1.26%          4.93%          98%
     0.00       0.00       (.54)       8.63       6.21              900       1.13(k)        6.15(d)       106
     0.00       (.27)      (.61)       8.65      20.10            1,483       1.30           6.84          155
     0.00       (.13)      (.67)       7.74       (.31)           1,358       1.24           8.08          268
     0.00       (.28)     (1.01)       8.43      (1.19)           1,350       1.13           8.81          304

    $0.00      $0.00     $ (.50)      $7.69      11.83%      $  957,697       1.05%          6.78%          66%
     0.00       0.00       (.53)       7.35       4.72          956,690       1.25(e)(k)     6.80(d)        76
     0.00       0.00       (.49)       7.54      17.48        1,060,244       1.49(e)(i)     7.28(i)        60
     0.00       (.06)      (.66)       6.86       6.69          947,300       1.57(e)        8.19          160
     0.00       0.00       (.75)       7.07       3.32        1,009,606       1.96(e)       10.07          315
     0.00       (.33)      (.82)       7.55      15.80          979,126       2.26(e)       10.03          234

    $0.00      $0.00     $ (.44)      $7.68      11.04%      $  373,923       1.77%          5.82%          66%
     0.00       0.00       (.48)       7.35       3.98          476,171       1.98(e)(k)     6.07(d)        76
     0.00       0.00       (.45)       7.54      16.84          696,043       2.21(e)(i)     6.59(i)        60
     0.00       (.06)      (.61)       6.86       5.92          740,782       2.28(e)        7.47          160
     0.00       0.00       (.70)       7.07       2.20          888,457       2.66(e)        9.06          315
     0.00       (.30)      (.78)       7.58      14.99          826,340       2.93(e)        9.37          234

    $0.00      $0.00     $ (.45)      $7.71      10.87%      $  251,752       1.76%          5.88%          66%
     0.00       0.00       (.48)       7.38       3.97          251,666       1.96(e)(k)     6.07(d)        76
     0.00       0.00       (.45)       7.57      16.94          295,295       2.20(e)(i)     6.56(i)        60
     0.00       (.06)      (.61)       6.88       5.91          277,015       2.27(e)        7.45          160
     0.00       0.00       (.70)       7.09       2.48          310,985       2.65(e)        9.34          315
     0.00       (.31)      (.78)       7.58      14.99          267,646       2.95(e)        9.35          234

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 62 through 64.

--------------------------------------------------------------------------------
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge, if applicable, is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.
(c)As required, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For each Fund, the effective date and impact of this change to each class of shares is as follows:

                                                                       Increase
                                                                    (Decrease) in  Decrease in Ratio of
                                                                     Net Realized  Net Investment Income
                                                      Decrease in   and Unrealized    to Average Net
                                                     Net Investment Gain (Loss) on       Assets:
                                           Effective   Income per    Investments   --------------------
                                             Date        Share        per Share    From:       To:
                                           --------- -------------- -------------- -----        -----
AllianceBernstein U.S. Government            7/1/01
Class A                                                  (0.03)          0.03       5.56%      5.15%
Class B                                                  (0.03)          0.03       4.82%      4.41%
Class C                                                  (0.03)          0.03       4.83%      4.42%
Advisor Class                                            (0.03)          0.03       5.81%      5.41%
AllianceBernstein Intermediate Bond          7/1/01
Class A                                                  (0.05)          0.05       4.93%      4.39%
Class B                                                  (0.05)          0.05       4.24%      3.70%
Class C                                                  (0.05)          0.05       4.25%      3.71%
Advisor Class                                            (0.06)          0.06       5.24%      4.69%
AllianceBernstein Corporate Bond             7/1/01
Class A                                                  (0.01)         (0.01)      7.82%      7.79%
Class B                                                  (0.01)         (0.01)      7.08%      7.05%
Class C                                                  (0.01)         (0.01)      7.10%      7.07%
AllianceBernstein High Yield                 9/1/01
Class A                                                  (0.01)         (0.01)     10.19%     10.06%
Class B                                                  (0.01)         (0.01)      9.47%      9.34%
Class C                                                  (0.01)         (0.01)      9.47%      9.35%
Advisor Class                                            (0.01)         (0.01)     10.56%     10.43%
AllianceBernstein Emerging Market Debt       9/1/01
Class A                                                  (0.01)         (0.01)     11.10%     11.02%
Class B                                                  (0.01)         (0.01)     10.34%     10.25%
Class C                                                  (0.01)         (0.01)     10.24%     10.16%
AllianceBernstein Multi-Market Strategy     11/1/01
Class A                                                  (0.14)         (0.14)      5.56%      3.22%
Class B                                                  (0.14)         (0.14)      4.79%      2.44%
Class C                                                  (0.14)         (0.14)      4.83%      2.48%
AllianceBernstein Global Strategic Income   11/1/01
Class A                                                  (0.03)         (0.03)      8.03%      7.71%
Class B                                                  (0.03)         (0.03)      7.34%      7.02%
Class C                                                  (0.03)         (0.03)      7.32%      7.00%
Advisor Class                                            (0.03)         (0.03)      8.40%      8.08%
AllianceBernstein Global Government Income  12/1/01
Class A                                                  (0.04)         (0.04)      8.83%      8.19%
Class B                                                  (0.04)         (0.04)      8.10%      7.47%
Class C                                                  (0.04)         (0.04)      8.09%      7.45%

Per share, ratios and supplemental data for periods prior to the effective date have not been restated to reflect these changes in presentation.

(d)Net of fees waived and expenses reimbursed by the Adviser.
(e)Includes interest expense. If the following Funds (except for AllianceBernstein Emerging Market Debt which is net of waivers/reimbursements) had borne all expenses excluding interest expense, the ratio of expenses to average net assets would have been as follows:

                                                       September
                                           2005  2004    2003       2003   2002  2001
                                           ----  ----  ---------  ----     ----  ----
AllianceBernstein Short Duration Portfolio
Class A                                          1.01%
Class B                                          1.73%
Class C                                          1.72%
AllianceBernstein U.S. Government
Class A                                    1.06% 1.10%   1.11%(i) 1.09%    1.09% 1.13%
Class B                                    1.78% 1.83%   1.83%(i) 1.81%    1.80% 1.83%
Class C                                    1.77% 1.82%   1.83%(i) 1.80%    1.79% 1.83%
Advisor Class                              0.72% 0.79%   0.81%(i) 0.80%    0.81% 0.81%
AllianceBernstein Corporate Bond
Class A                                    1.08% 1.12%   1.15%(i) 1.13%    1.09% 1.09%
Class B                                    1.79% 1.84%   1.87%(i) 1.85%    1.80% 1.81%
Class C                                    1.78% 1.84%   1.86%(i) 1.84%    1.79% 1.81%
Advisor Class                              0.82% 0.83%   0.86%(i) 0.85%(i)   --    --

                                                        October
                                           2005  2004    2003     2003  2002  2001
                                           ----  ----  -------    ----  ----  ----
AllianceBernstein Emerging Market Debt
Class A                                    1.19% 1.21%   1.47%(i) 1.46% 1.50%
1.47%
Class B                                    1.89% 1.92%   2.17%(i) 2.17% 2.20%
2.17%
Class C                                    1.88% 1.90%   2.16%(i) 2.16% 2.19%
2.16%
AllianceBernstein Global Government Income
Class A                                    1.05% 1.27%   1.26%(i)   --  1.28% 1.23%
Class B                                    1.77% 1.99%   1.98%(i)   --  2.00% 1.94%
Class C                                    1.76% 1.97%   1.97%(i)   --  1.99% 1.93%

(f)Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses for the respective years ended, the expense ratios would have been as follows:

                                                September
                                    2005  2004    2003     2003  2002    2001
                                    ----  ----  ---------  ----  ----  ----
AllianceBernstein Intermediate Bond
Class A                             1.31% 1.26%   1.33%(i) 1.32% 1.48% 2.85%
Class B                             2.02% 2.00%   2.06%(i) 2.05% 2.19% 3.36%
Class C                             2.03% 1.99%   2.06%(i) 2.03% 2.19% 3.42%
Advisor Class                        .84%  .96%   1.03%(i) 1.20% 1.20% 2.29%(i)

(g)The Funds have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to the effective date noted below, these interim payments were reflected within interest income/expense on the statement of operations. For each Fund, the effective date and impact of this change to each class of shares is as follows:

                                                                                      Increase
                                                                       Increase    (Decrease) to
                                                        Increase    (Decrease) in    Ratios of
                                                     (Decrease) in   Net Realized  Net Investment
                                                     Net Investment and Unrealized   Income to
                                           Effective   Income Per    Gain (Loss)      Average
                                             Date        Share        Per Share      Net Assets
                                           --------- -------------- -------------- --------------
AllianceBernstein Corporate Bond            10/1/03
Class A                                                    0.02          (0.02)          0.18%
Class B                                                    0.02          (0.02)          0.16%
Class C                                                    0.02          (0.02)          0.16%
Advisor Class                                              0.02          (0.02)          0.18%
AllianceBernstein Emerging Market Debt      11/1/03
Class A                                                   (0.05)          0.05          (0.56)%
Class B                                                   (0.04)          0.04          (0.57)%
Class C                                                   (0.05)          0.05          (0.55)%
AllianceBernstein Global Strategic Income   11/1/03
Class A                                                  (0.001)         0.001          (0.20)%
Class B                                                  (0.001)         0.001          (0.20)%
Class C                                                  (0.001)         0.001          (0.20)%
Advisor Class                                            (0.001)         0.001          (0.20)%
AllianceBernstein Global Government Income  10/1/03
Class A                                                 (0.0002)        0.0002         (0.003)%
Class B                                                 (0.0002)        0.0002         (0.003)%
Class C                                                 (0.0002)        0.0002         (0.003)%

(h)Commencement of distribution.
(i)Annualized.
(j)Change in fiscal year end.
(k)Net of fees waived by Alliance. If the following Funds had borne all expenses for the respective year ends, the expense ratios would have been as follows:

                                                      2004
                                                      -----
                    AllianceBernstein U.S. Government
                    Class A                           1.39%
                    Class B                           2.13%
                    Class C                           2.11%
                    Advisor Class                     1.08%

                                                      2004
                                                      -----
                    AllianceBernstein Corporate Bond
                    Class A                           1.20%
                    Class B                           1.93%
                    Class C                           1.92%
                    Advisor Class                     0.92%

                                                           2004
                                                           -----
                AllianceBernstein High Yield
                Class A                                    1.32%
                Class B                                    2.05%
                Class C                                    2.04%
                Advisor Class                              1.02%

                                                           2004
                                                           -----
                AllianceBernstein Emerging Market Debt
                Class A                                    1.40%
                Class B                                    2.11%
                Class C                                    2.09%

                                                           2004
                                                           -----
                AllianceBernstein Multi-Market Strategy
                Class A                                    1.52%
                Class B                                    2.28%
                Class C                                    2.24%

                                                           2004
                                                           -----
                AllianceBernstein Global Strategic Income
                Class A                                    1.60%
                Class B                                    2.32%
                Class C                                    2.31%
                Advisor Class                              1.30%

                                                           2004
                                                           -----
                AllianceBernstein Global Government Income
                Class A                                    1.41%
                Class B                                    2.15%
                Class C                                    2.12%

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.


DOMINION BOND RATING SERVICE LIMITED
Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA--Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favourable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA--Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated

AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A--Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB--Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB--Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B--Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C--Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D--A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.

                     (This page intentionally left blank.)

APPENDIX B
--------------------------------------------------------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
The settlement agreement between Alliance and the NYAG requires the Funds to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Funds" in this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under "Fees and Expenses of the Funds." If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Mutual Fund Fees & Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

                   AllianceBernstein Short Duration Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           10,000.00       478.75     10,053.75       524.61     9,956.09
  2            9,956.09       497.80     10,453.89       103.57    10,352.34
  3           10,352.34       517.62     10,869.95       107.70    10,764.36
  4           10,764.36       538.22     11,302.58       111.98    11,192.78
  5           11,192.78       559.64     11,752.42       116.44    11,638.25
  6           11,638.25       581.91     12,220.17       121.07    12,101.46
  7           12,101.46       605.07     12,706.53       125.89    12,583.09
  8           12,583.09       629.15     13,212.25       130.90    13,083.90
  9           13,083.90       654.20     13,738.10       136.11    13,604.64
  10          13,604.64       680.23     14,284.87       141.53    14,146.11
  ----------------------------------------------------------------------------
  Cumulative                5,742.60                   1,619.80

                  AllianceBernstein U.S. Government Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           10,000.00       478.75     10,053.75       549.84     9,931.19
  2            9,931.19       496.56     10,427.75       129.48    10,300.63
  3           10,300.63       515.03     10,815.66       134.30    10,683.81
  4           10,683.81       534.19     11,218.00       139.30    11,081.25
  5           11,081.25       554.06     11,635.31       144.48    11,493.47
  6           11,493.47       574.67     12,068.15       149.85    11,921.03
  7           11,921.03       596.05     12,517.08       155.43    12,364.49
  8           12,364.49       618.22     12,982.72       161.21    12,824.45
  9           12,824.45       641.22     13,465.68       167.21    13,301.52
  10          13,301.52       665.08     13,966.60       173.43    13,796.34
  ----------------------------------------------------------------------------
  Cumulative                5,673.84                   1,904.52

                 AllianceBernstein Intermediate Bond Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           10,000.00       478.75     10,053.75       520.72     9,959.92
  2            9,959.92       498.00     10,457.91       129.86    10,330.42
  3           10,330.42       516.52     10,846.95       134.69    10,714.72
  4           10,714.72       535.74     11,250.45       139.70    11,113.30
  5           11,113.30       555.67     11,668.97       144.90    11,526.72
  6           11,526.72       576.34     12,103.05       150.29    11,955.51
  7           11,955.51       597.78     12,553.29       155.88    12,400.26
  8           12,400.26       620.01     13,020.27       161.68    12,861.55
  9           12,861.55       643.08     13,504.62       167.69    13,340.00
  10          13,340.00       667.00     14,007.00       173.93    13,836.24
  ----------------------------------------------------------------------------
  Cumulative                5,688.87                   1,879.32

                   AllianceBernstein Corporate Bond Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           10,000.00       478.75     10,053.75       528.49     9,952.26
  2            9,952.26       497.61     10,449.87       107.57    10,344.37
  3           10,344.37       517.22     10,861.59       111.81    10,751.94
  4           10,751.94       537.60     11,289.54       116.22    11,175.57
  5           11,175.57       558.78     11,734.35       120.79    11,615.89
  6           11,615.89       580.79     12,196.68       125.55    12,073.55
  7           12,073.55       603.68     12,677.23       130.50    12,549.25
  8           12,549.25       627.46     13,176.71       135.64    13,043.69
  9           13,043.69       652.18     13,695.87       140.99    13,557.61
  10          13,557.61       677.88     14,235.49       146.54    14,091.78
  ----------------------------------------------------------------------------
  Cumulative                5,731.96                   1,664.11

                       AllianceBernstein High Yield Fund
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           10,000.00       478.75     10,053.75       536.26     9,944.60
  2            9,944.60       497.23     10,441.82       115.56    10,328.46
  3           10,328.46       516.42     10,844.88       120.02    10,727.13
  4           10,727.13       536.36     11,263.49       124.65    11,141.20
  5           11,141.20       557.06     11,698.26       129.46    11,571.25
  6           11,571.25       578.56     12,149.82       134.46    12,017.90
  7           12,017.90       600.90     12,618.80       139.65    12,481.79
  8           12,481.79       624.09     13,105.88       145.04    12,963.59
  9           12,963.59       648.18     13,611.77       150.64    13,463.99
  10          13,463.99       673.20     14,137.19       156.45    13,983.70
  ----------------------------------------------------------------------------
  Cumulative                5,710.75                   1,752.18

                     AllianceBernstein Emerging Market Debt
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           10,000.00       478.75     10,053.75       540.14     9,940.77
  2            9,940.77       497.04     10,437.80       119.54    10,320.50
  3           10,320.50       516.03     10,836.53       124.11    10,714.75
  4           10,714.75       535.74     11,250.48       128.85    11,124.05
  5           11,124.05       556.20     11,680.25       133.77    11,548.99
  6           11,548.99       577.45     12,126.44       138.88    11,990.16
  7           11,990.16       599.51     12,589.67       144.19    12,448.18
  8           12,448.18       622.41     13,070.59       149.69    12,923.70
  9           12,923.70       646.19     13,569.89       155.41    13,417.39
  10          13,417.39       670.87     14,088.26       161.35    13,929.93
  ----------------------------------------------------------------------------
  Cumulative                5,700.17                   1,795.94

                 AllianceBernstein Multi-Market Strategy Trust
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           10,000.00       478.75     10,053.75       571.14     9,910.13
  2            9,910.13       495.51     10,405.63       151.25    10,256.98
  3           10,256.98       512.85     10,769.83       156.55    10,615.97
  4           10,615.97       530.80     11,146.77       162.03    10,987.53
  5           10,987.53       549.38     11,536.91       167.70    11,372.10
  6           11,372.10       568.60     11,940.70       173.57    11,770.12
  7           11,770.12       588.51     12,358.63       179.64    12,182.07
  8           12,182.07       609.10     12,791.18       185.93    12,608.45
  9           12,608.45       630.42     13,238.87       192.44    13,049.74
  10          13,049.74       652.49     13,702.23       199.17    13,506.48
  ----------------------------------------------------------------------------
  Cumulative                5,616.40                   2,139.41

                AllianceBernstein Global Strategic Income Trust
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           10,000.00       478.75     10,053.75       572.11     9,909.17
  2            9,909.17       495.46     10,404.63       152.24    10,255.00
  3           10,255.00       512.75     10,767.75       157.55    10,612.90
  4           10,612.90       530.64     11,143.54       163.05    10,983.29
  5           10,983.29       549.16     11,532.45       168.74    11,366.60
  6           11,366.60       568.33     11,934.93       174.63    11,763.30
  7           11,763.30       588.16     12,351.46       180.73    12,173.84
  8           12,173.84       608.69     12,782.53       187.03    12,598.70
  9           12,598.70       629.94     13,228.64       193.56    13,038.40
  10          13,038.40       651.92     13,690.32       200.32    13,493.44
  ----------------------------------------------------------------------------
  Cumulative                5,613.81                   2,149.95

                AllianceBernstein Global Government Income Trust
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           10,000.00       478.75     10,053.75       526.55     9,954.17
  2            9,954.17       497.71     10,451.88       105.57    10,348.36
  3           10,348.36       517.42     10,865.77       109.75    10,758.15
  4           10,758.15       537.91     11,296.06       114.10    11,184.17
  5           11,184.17       559.21     11,743.38       118.62    11,627.07
  6           11,627.07       581.35     12,208.42       123.32    12,087.50
  7           12,087.50       604.37     12,691.87       128.20    12,566.16
  8           12,566.16       628.31     13,194.47       133.28    13,063.78
  9           13,063.78       653.19     13,716.97       138.55    13,581.11
  10          13,581.11       679.06     14,260.16       144.04    14,118.92
  ----------------------------------------------------------------------------
  Cumulative                5,737.27                   1,641.98

* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Funds" before waiver.

For more information about the Funds, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Shareholders
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs and the auditors' reports and financial statements in the Funds' most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.


You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:  c/o Alliance Global Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information: (800) 221-5672
          For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:


.. Call the Commission at 1-202-551-5850 for information on the operation of the Public Reference Room.


..  Reports and other information about a Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102.


You also may find these documents and more information about Alliance and the Funds on the Internet at: www.AllianceBernstein.com.


                     Fund                     SEC File No.
                     ----                     ------------
                     U.S. Government           811-02383
                     Intermediate Bond         811-02383
                     Short Duration Plus       811-5555
                     Corporate Bond            811-02383
                     High Yield                811-9160
                     Global Strategic Income   811-07391
                     Global Government Income  811-06554
                     Emerging Market Debt      811-08188
                     Multi-Market Strategy     811-06251



  Privacy Notice
  (This information is not part of the Prospectus.)

  Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and
  (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

  It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

                                                                  PRO-0115-0206

                         RETIREMENT SHARES PROSPECTUS

[LOGO]
     ALLIANCEBERNSTEIN/R/
Investment Research and Management

    The AllianceBernstein Bond Funds


                                                               February 1, 2006


  Income and Stability Funds
                                         [GRAPHIC]

                                              AllianceBernstein U.S.
     Government Portfolio
                                         [GRAPHIC]

                                              AllianceBernstein
     Intermediate Bond Portfolio
  Total Return Funds
                                         [GRAPHIC]

                                              AllianceBernstein Corporate
     Bond Portfolio
                                         [GRAPHIC]

                                              AllianceBernstein High
     Yield Fund
  Income Funds
                                         [GRAPHIC]

                                              AllianceBernstein
     Multi-Market Strategy Trust
                                         [GRAPHIC]

                                              AllianceBernstein Global
     Strategic Income Trust

    The AllianceBernstein Bond Funds provide a broad selection of investment alternatives to investors seeking high current income.

    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
(right triangle) Are Not FDIC Insured
(right triangle) May Lose Value
(right triangle) Are Not Bank Guaranteed

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                     Page

SUMMARY INFORMATION.................................   4

INCOME AND STABILITY FUNDS..........................   6

ALLIANCEBERNSTEIN U.S. GOVERNMENT PORTFOLIO.........   6

ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO.......   8

TOTAL RETURN FUNDS..................................  10

ALLIANCEBERNSTEIN CORPORATE BOND PORTFOLIO..........  10

ALLIANCEBERNSTEIN HIGH YIELD FUND...................  12

INCOME FUNDS........................................  14

ALLIANCEBERNSTEIN MULTI-MARKET
  STRATEGY TRUST....................................  14

ALLIANCEBERNSTEIN GLOBAL STRATEGIC
  INCOME TRUST......................................  16

RISKS SUMMARY.......................................  18

FEES AND EXPENSES OF THE FUNDS......................  20

INVESTING IN THE FUNDS..............................  23
How to Buy Shares...................................  23
The Different Share Class Expenses..................  23
Distribution Arrangements for Group Retirement Plans  24

                                                Page
Payments to Financial Intermediaries...........  24
How to exchange shares.........................  25
How to sell or redeem shares...................  25
Frequent Purchases and Redemptions of the Fund
 Shares........................................  26
How the Funds Value their Shares...............  27

MORE INFORMATION ABOUT THE FUNDS AND THEIR
  INVESTMENTS..................................  28

MANAGEMENT OF THE FUNDS........................  36

DIVIDENDS, DISTRIBUTIONS AND TAXES.............  39

GENERAL INFORMATION............................  40

GLOSSARY OF INVESTMENT TERMS...................  41

FINANCIAL HIGHLIGHTS...........................  43

APPENDIX A..................................... A-1

BOND RATINGS................................... A-1

APPENDIX B..................................... B-1
Hypothetical Investment and Expense Information B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------


This Prospectus begins with a summary of key information about each of the AllianceBernstein Bond Funds. The Summary describes a Fund's objectives, investment strategies, principal risks, and fees. You will find additional information about the Funds and their investments beginning on page 6.


PERFORMANCE INFORMATION
This Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Fund by showing:

.. how the Fund's average annual returns for one, five, and ten years (or over the life of the Fund) compare to those of a broad-based securities market index; and

.. how the Fund's performance changed from year to year over ten years (or over the life of the Fund).

                                  PLEASE NOTE

  A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

  As with all investments, you may lose money by investing in the Funds.

RISK

                            WHY IS RISK IMPORTANT?

  You should consider risk carefully when investing in a Fund. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments would typically have a lower return than a riskier investment. In other words, you should get a higher return if your investments have more risk.

  We have included a graphic for each Fund that shows the Fund's risk profile as compared to our other bond funds. For your information, bond funds generally, but not always, are less risky than stock funds. The bar chart for each Fund also gives an indication of a Fund's overall risk. A Fund whose performance as reflected in the bars does not vary significantly from year-to-year is a lower-risk investment. Conversely, a Fund with a higher variability of returns is a riskier investment.

This summary lists the principal risks for each Fund followed by an explanation of these risks. Generally, each Fund has broad risks that apply to all funds, such as market risk, interest rate risk, and credit risk, as well as specific risks for a Fund that invests in a particular type of fixed-income securities, such as emerging market debt risk, high yield securities risk, prepayment risk or currency risk. The risks of a Fund may be increased by the use of borrowing techniques or derivatives, such as futures, options and swaps.

                             WHAT IS MARKET RISK?

  Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the fixed income securities owned by a Fund. The value of fixed income securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for consumer spending, home sales and mortgage rates, or corporate earnings. All of the Funds are subject to this risk.

                          WHAT IS INTEREST RATE RISK?

  Changes in interest rates affect the value of fixed-income securities. If interest rates rise, the prices of these securities fall because to earn the higher rate the fixed principal amount has to be lower. In other words, fixed-income securities' prices and interest rates move in opposite directions. Increases in interest rates will cause a Fund's net asset value to decline and, at least in the near term, this decrease in value will not be offset by higher interest income from new investments. This risk is higher for fixed-income securities with longer maturities. Shorter and intermediate-term securities are less sensitive to interest rate changes. The opposite side of the effect of changes in interest rates is that if interest rates fall, the prices of fixed-income securities will increase. You, as an investor, would benefit from decreases in interest rates because your Fund's net asset value would increase.

                             WHAT IS CREDIT RISK?

  The issuers of fixed income securities may default by failing to make interest payments or to repay principal in a timely manner. This is referred to as credit risk. To illustrate, credit risk is virtually non-existent for securities issued by the U.S. government as well as other major non-U.S. countries. Credit risk is higher for fixed-income securities issued by corporations. The degree of credit risk is reflected in credit ratings described below. Securities with higher credit risks (and lower ratings), often referred to as high yield securities, generally pay a higher interest rate to compensate investors for the additional risk.

CREDIT RATINGS
Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as Standard & Poor's, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by Alliance:

..  investment grade or

..  below investment grade ("high yield securities" or "junk bonds").


For a further description of credit ratings, see "Appendix A--Bond Ratings." As noted in Appendix A, the credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch, and with the addition of "high" or "low" for Dominion. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund's minimum rating category. For example, a Fund may purchase a security rated B1 by Moody's, or B- by S&P, provided the Fund may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other rating agencies.


OTHER INFORMATION
Maturity and Duration


The maturity of a fixed-income security is the date at which the principal amount of the security is payable. As discussed above, fixed-income securities with longer maturities will be more volatile because they are more sensitive to interest rates . To compensate for the increase in risk, however, these securities generally have a higher yield.


Duration measures a bond or portfolio's sensitivity to interest rate changes. It is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of four years, its value will change 4% if rates change by 1%; a duration of two years will result in a 2% change in value, and so on. Thus, shorter duration bonds result in lower expected volatility.

General

..  The Fund's investment adviser is Alliance Capital Management L.P., or
   Alliance, a global investment manager providing diversified services to institutions and individuals through a broad line of investments including 120 mutual funds.

.. References to "net assets" mean the assets of a Fund after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflects the value of a Fund's investments.

.. Funds that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as U.S. Government or Corporate Bond, will not change these policies without 60 days' prior written notice to shareholders.

INCOME AND STABILITY FUNDS
--------------------------------------------------------------------------------


The Income and Stability Funds offer a selection of alternatives to investors seeking high current income consistent with the preservation of capital through investments primarily in investment grade securities.

AllianceBernstein U.S. Government Portfolio
--------------------------------------------------------------------------------


                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is to generate income and price appreciation without assuming what Alliance considers undue risk.


The Fund invests, under normal circumstances, at least 80% of its net assets in U.S. Government securities and repurchase agreements and forward contracts relating to U.S. Government securities. U.S. Government securities in which the Fund invests may include a significant amount of mortgage-backed securities issued by government-sponsored entities, such as the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, that are neither issued nor guaranteed by the U.S. Treasury. The Fund may invest the remaining 20% of its net assets in non-U.S. Government debt securities, such as mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities and variable, floating and inverse floating rate instruments, preferred stock, and other corporate debt securities.


The Fund will not invest in any security rated below BBB-by S&P or Baa-by Moody's. The Fund may invest in debt securities with a range of maturities from short- to long-term.


The Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls. The Fund may also invest, without limit, in derivative instruments, such as options, futures, forwards, or swap agreements.


The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

PRINCIPAL RISKS:

                   .Market Risk          .Prepayment Risk
                   .Interest Rate Risk   .Derivatives Risk
                   .Credit Risk          .Leverage Risk
                   .Inflation Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                 1 Year**       5 Years**     10 Years**
     ----------------------------------------------------------------------
     Class A                           1.18%          4.19%          4.68%
     ---------- -------------  -------------  -------------  -------------
     Class R                           2.00%          3.99%          4.48%
     ---------- -------------  -------------  -------------  -------------
     Class K                           2.30%          4.26%          4.74%
     ---------- -------------  -------------  -------------  -------------
     Class I                           2.60%          4.53%          5.01%
     ---------- -------------  -------------  -------------  -------------
     Lehman     (reflects no
     Brothers   deduction for
     Government fees,
     Bond Index expenses, or
                taxes)                 2.65%          5.39%          5.94%
     ---------- -------------  -------------  -------------  -------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges
**Inception Dates for Class R shares: 11/3/03, and Class K and I shares:
  3/1/05. Performance information for periods prior to the inception of Class R, K and I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Class K and I shares, respectively.



BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                     [CHART]

                              Calendar Year End (%)

 96     97     98      99      00      01      02      03      04      05
----   ----   ----    ----    ----    ----    ----    ----    ----    ----
0.34   8.55   8.60   -3.21   12.42    5.72    9.21    0.72    3.35    2.16




You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 5.62% in the 3rd quarter, 2002; and Worst quarter was down -3.29% in the 1st quarter, 1996.

AllianceBernstein Intermediate Bond Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is to generate income and price appreciation without assuming what Alliance considers undue risk.


The Fund invests, under normal circumstances, at least 80% of its net assets in investment grade fixed-income securities. The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Fund expects that the average duration of the Fund's investments will be in the intermediate range of three to six years. The Fund may invest up to 20% of its net assets in below investment grade bonds.



The Fund may invest without limit in U.S. Dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. Dollar denominated foreign fixed-income securities, whose currency risk will be fully hedged at the time of investment. These investments may include, in each case, developed and emerging market debt securities.



The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements. For hedging purposes, the Fund may enter into forward currency exchange contracts and options on foreign currencies.


The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

PRINCIPAL RISKS:

                 .Market Risk          .Prepayment Risk
                 .Interest Rate Risk   .Foreign Risk
                 .Credit Risk          .Currency Risk
                 .Inflation Risk       .Emerging Markets Risk
                                       .Derivatives Risk
                                       .Leverage Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                         1 Year**             5 Years**        Since Inception**
------------------------------------------------------------------------------------------------------------------
Class A                                                           0.96%                4.81%                5.50%
------------------------  ------------------------  -------------------  -------------------  -------------------
Class R                                                           1.85%                4.60%                5.29%
------------------------  ------------------------  -------------------  -------------------  -------------------
Class K                                                           2.09%                4.88%                5.57%
------------------------  ------------------------  -------------------  -------------------  -------------------
Class I                                                           2.34%                5.14%                5.83%
------------------------  ------------------------  -------------------  -------------------  -------------------
Lehman Brothers           (reflects no deduction
Aggregate Bond Index      for fees, expenses, or
                          taxes)                                  2.43%                5.87%                6.52%
------------------------  ------------------------  -------------------  -------------------  -------------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges
**Inception Dates for Class A shares: 7/1/99, Class R shares: 11/03/03, and
  Class K and I shares: 3/1/05. Performance information for periods prior to the inception of Class R, K and I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Class K and I shares, respectively.



BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

                              Calendar Year End (%)

 96     97     98     99     00      01      02      03      04      05
----   ----   ----   ----   ----    ----    ----    ----    ----    ----
n/a     n/a    n/a    n/a   11.25   7.36    7.67    3.69    3.48    1.94




You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 4.56% in the 3rd quarter, 2001; and Worst quarter was down -2.50% in the 2nd quarter, 2004.

TOTAL RETURN FUNDS
--------------------------------------------------------------------------------

The Total Return Funds offer a selection of alternatives to investors seeking to maximize total returns.


AllianceBernstein Corporate Bond Portfolio
--------------------------------------------------------------------------------


                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is to maximize total returns from price appreciation and income.


The Fund invests, under normal circumstances, in at least 80% of its net assets in corporate bonds and other corporate debt securities. The Fund also invests in securities of non-corporate issuers. The Fund invests primarily in fixed-income securities considered investment grade but also invests in below investment grade securities. The Fund may invest up to 50% of its assets in foreign (non-U.S.) fixed-income securities and in sovereign debt obligations. All of the Fund's investments, whether foreign or domestic, are U.S. Dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term.


The Fund pursues a more aggressive investment strategy than other corporate bond funds because, among other things, it may invest more of its assets in below investment grade securities. As a result, the Fund may have higher risk because it tends to have greater net asset value volatility than most other corporate bond funds.


The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.


The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

PRINCIPAL RISKS:

                   .Market Risk          .Foreign Risk
                   .Interest Rate Risk   .Derivatives Risk
                   .Credit Risk
                   .Inflation Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                             1 Year** 5 Years** 10 Years**
----------------------------------------------------------
Class A                       0.67%     6.35%     6.31%
--------------- ------------ -------- --------- ----------
Class R                       1.39%     6.13%     6.10%
--------------- ------------ -------- --------- ----------
Class K                       1.70%     6.40%     6.36%
--------------- ------------ -------- --------- ----------
Class I                       2.00%     6.68%     6.63%
--------------- ------------ -------- --------- ----------
Lehman Brothers (reflects no
Baa U.S. Credit deduction
Index           for fees,
                expenses,
                or taxes)     0.81%     7.23%     6.40%
--------------- ------------ -------- --------- ----------
Lehman Brothers (reflects no
Long BAA U.S.   deduction
Credit Index    for fees,
                expenses,
                or taxes)     2.66%     9.90%     7.59%
--------------- ------------ -------- --------- ----------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.
**Inception Dates for Class R shares: 11/2/03, and Class K and I shares:
  3/1/05. Performance information for periods prior to the inception of Class R, K and I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Class K and I shares, respectively.



BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



                                    [CHART]

                              Calendar Year End (%)

 96     97     98     99     00      01      02      03      04      05
----   ----   ----   ----   ----    ----    ----    ----    ----    ----
10.02  11.81  -0.03  1.93   8.12    8.33   -1.85    16.46   8.09    1.63



You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 7.01% in the 2nd quarter, 1997; and Worst quarter was down -7.04% in the 3rd quarter, 1998.

AllianceBernstein High Yield Fund
--------------------------------------------------------------------------------



                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is to maximize total returns from price appreciation and income.


The Fund invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. The Fund invests in a diversified mix of high yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Fund is managed to maximize total return by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Fund uses various strategies in attempting to achieve its objective. The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Fund may invest in U.S. Dollar-denominated and non-U.S. Dollar-denominated foreign fixed-income securities. The Fund may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.



The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements. For hedging purposes, the Fund may enter into forward currency exchange contracts and options on foreign currencies.


PRINCIPAL RISKS:

                   .Market Risk          .Foreign Risk
                   .Interest Rate Risk   .Currency Risk
                   .Credit Risk          .Derivatives Risk
                   .Inflation Risk       .Liquidity Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------


Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                             1 Year** 5 Years** Since Inception**
-----------------------------------------------------------------
Class A                       0.97%     5.67%         3.88%
--------------- ------------ -------- --------- -----------------
Class R                       1.59%     5.43%         3.66%
--------------- ------------ -------- --------- -----------------
Class K                       1.86%     5.70%         3.92%
--------------- ------------ -------- --------- -----------------
Class I                       2.15%     5.97%         4.18%
--------------- ------------ -------- --------- -----------------
Lehman Brothers (reflects no
High Yield 2%   deduction
Constrained     for fees,
Index           expenses,
                or taxes)     2.76%    13.72%         6.16%
--------------- ------------ -------- --------- -----------------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.
**Inception Date for Class A shares: 4/22/97, and for Class R, K and I shares:
  3/1/05. Performance information for periods prior to the inception of Class R, K and I shares is the performance of the Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Class K and I shares, respectively.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

                              Calendar Year End (%)

96      97     98      99       00      01       02      03      04      05
----   ----   -----   ------  ------  ------   ------  ------   -----  -----
n/a     n/a   -1.68   -1.79   -11.90   -0.59    -3.26   24.26   8.17    1.91




You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 8.06% in the 2nd quarter, 2003; and Worst quarter was down -9.63% in the 3rd quarter, 1998.

INCOME FUNDS
--------------------------------------------------------------------------------

The Income Funds are choices for investors seeking current income.


AllianceBernstein Multi-Market Strategy Trust
--------------------------------------------------------------------------------


                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:

The Fund's current investment objective is the highest level of current income that is available, consistent with what Alliance considers to be prudent investment risk, from a portfolio of high-quality debt securities having remaining maturities of not more than five years. Effective April 1, 2006, the Fund's investment objective will be to generate current income consistent with preservation of capital.

The Fund invests, under normal circumstances, in high-quality debt securities having remaining maturities of not more than five years. The Fund offers investors a higher yield than a money market fund and less fluctuation in NAV than a longer-term global bond fund. The Fund invests in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund normally expects to maintain at least 70% of its assets in debt securities denominated in currencies of foreign countries whose currencies are considered stable by Alliance. The Fund limits its investments in a single currency other than the U.S. Dollar to 25% of its net assets, except for the Euro in which the Fund may invest up to 50% of its net assets.

The Fund seeks to minimize investment risk and fluctuations in NAV by limiting its investments to short-term fixed-income securities of high quality and invests in:

..  U.S. Government securities;

.. high-quality U.S. Dollar-denominated or non-U.S. Dollar-denominated foreign government securities;

.. obligations issued by supranational entities and corporate debt securities having a high-quality rating;

.. certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of foreign banks) having total assets of more than $500 million, and determined by Alliance to be of high quality; and

.. prime commercial paper, including indexed commercial paper, or unrated commercial paper of equivalent quality and issued by U.S. or foreign companies having outstanding investment grade debt securities.

The Fund invests primarily in debt securities with shorter- term maturities.

Alliance actively manages the Fund's portfolio in accordance with a multi-market investment strategy, allocating the Fund's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. Alliance adjusts the Fund's exposure to each currency so that the percentage of assets invested in securities of a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relative strength of a country's currency. Fundamental economic strength, credit quality, and interest rate trends are the principal factors considered by Alliance in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within a Fund's investment portfolio.

The returns available from short-term foreign currency-denominated debt instruments can be adversely affected by changes in exchange rates. Alliance expects the purchase or sales of forward currency exchange contracts and foreign currency hedging techniques, including "cross-hedges", to help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the NAV of the Fund's shares resulting from adverse changes in currency exchange rates. The Fund may purchase debt securities (sometimes referred to as "linked" securities) that are denominated in one currency while the principal amounts of, and value of interest payments on, such securities are determined with reference to another currency.

The Fund is non-diversified, meaning that it may invest more of its assets in a fewer number of issuers. The Fund may invest, without limit, in derivatives, such as options, futures, forwards and swaps. The Fund may invest in preferred stock.

PRINCIPAL RISKS:

                 .Market Risk          .Foreign Risk
                 .Interest Rate Risk   .Currency Risk
                 .Credit Risk          .Derivatives Risk
                 .Inflation Risk       .Diversification Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                              1 Year** 5 Years** 10 Years**
-----------------------------------------------------------
Class A                        -0.13%    3.26%     5.25%
------------- --------------- -------- --------- ----------
Class R                         0.91%    3.12%     5.07%
------------- --------------- -------- --------- ----------
Class K                         1.22%    3.39%     5.34%
------------- --------------- -------- --------- ----------
Class I                         1.53%    3.66%     5.61%
------------- --------------- -------- --------- ----------
Merrill Lynch (reflects no
1-5 Year      deduction for
Government    fees, expenses,
Bond Index    or taxes)         1.39%    4.07%     5.04%
------------- --------------- -------- --------- ----------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.
**Inception dates for Class R, K and I shares: 3/1/05. Performance information for periods prior to the inception of Class R, K and I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Class K and I shares, respectively.



BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


                                    [CHART]

                              Calendar Year End (%)

 96      97      98      99      00      01      02    03     04       05
------ ------   -----   -----   -----   -----  -----  -----  ------   -----
16.19   6.71    6.18    2.58    5.16    4.96   5.49   2.12   3.02     0.80




You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 2.87% in the 1st quarter, 1996; and Worst quarter was down -0.25% in the 4th quarter, 2005.

AllianceBernstein Global Strategic Income Trust
--------------------------------------------------------------------------------


                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:

The Fund's current investment objective is primarily a high level of current income and, secondarily, capital appreciation. Effective April 1, 2006, the Fund's investment objective will be to generate current income consistent with preservation of capital.

The Fund invests in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. Government and non-U.S. government securities and supranational entities, including lower-rated securities. Under normal circumstances, the Fund invests at least 65% of its net assets in fixed-income securities of issuers located in at least three countries, one of which may be the United States. The Fund limits its investments in the securities of any one foreign government to 25% of its total assets. The Fund may invest in debt securities with a range of maturities from short- to long-term.



The Fund's investments in U.S. Government securities and other fixed-income securities may include mortgage-related securities, other asset backed securities, inflation-protected securities, and zero coupon securities. The Fund may make use borrowings to purchase securities or make other investments.


The Fund will maintain at least 65% of its total assets in investment grade securities. Its other investments will include below investment grade securities such as corporate high yield fixed-income securities, sovereign debt obligations and fixed-income securities of issuers located in emerging markets.

The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

The Fund may invest, without limit, in derivatives, such as options, futures, forwards and swaps. The Fund also may:

..  invest in loan participations and assignments;

.. invest in foreign currencies and Eurodollar instruments, and purchase or sell forward currency exchange contracts;

..  invest in variable, floating, and inverse floating rate instruments;


..  invest in preferred stock;


..  invest in indexed commercial paper;

..  invest in structured securities;

.. purchase and sell securities on a forward commitment basis and enter into standby commitments;

..  make short sales of securities or maintain a short position; and

..  enter into reverse repurchase agreements and dollar rolls.

PRINCIPAL RISKS:


                 .Market Risk          .Foreign Risk
                 .Interest Rate Risk   .Emerging Market Risk
                 .Credit Risk          .Currency Risk
                 .Inflation Risk       .Derivatives Risk
                                       .Leverage Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.


PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2005)
--------------------------------------------------------------------------------

                                                 Since
                           1 Year** 5 Years** Inception**
---------------------------------------------------------
Class A                     3.84%     5.60%      7.77%
---------------- --------- -------- --------- -----------
Class R                     4.51%     5.37%      7.54%
---------------- --------- -------- --------- -----------
Class K                     4.81%     5.64%      7.81%
---------------- --------- -------- --------- -----------
Class I                     5.13%     5.91%      8.09%
---------------- --------- -------- --------- -----------
Lehman Brothers  (reflects
Global Aggregate no
Bond Index (U.S. deduction
hedged)          for fees,
                 expenses,
                 or taxes)  4.28%     5.58%      6.53%
---------------- --------- -------- --------- -----------

* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.
**Inception Dates for Class A shares: 1/9/96, and Class R, K and 1 shares:
  3/1/05. Performance information for periods prior to the inception of Class R, K and 1 shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Class K and I shares, respectively.



BAR CHART
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



                                    [CHART]

                              Calendar Year End (%)

 96      97     98     99     00      01      02    03      04     05
----   ------  -----  -----  -----  ------  -----  ------  -----  ----
 n/a   15.31   1.99   7.63   4.57   -2.81   5.04   15.61   6.13   4.82



You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best quarter was up 7.36% in the 4th quarter, 2002; and Worst quarter was down -5.70% in the 3rd quarter, 1998.

RISKS SUMMARY


In this Summary, we describe principal and other risks that may affect a Fund's portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Funds and Their Investments."


MARKET RISK
This is the risk that the value of a Fund's investments will fluctuate as the bond markets fluctuate and that prices overall will decline over shorter or longer-term periods.

INTEREST RATE RISK
Changes in interest rates will affect the value of a Fund's investments in fixed-income securities. When interest rates rise, the value of a Fund's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for Funds that invest in fixed-income securities with longer maturities or durations.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.


INFLATION RISK
This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater for those Funds that invest a significant portion of their assets in fixed-income securities with longer maturities.


FOREIGN (NON-U.S.) RISK
A Fund's investments in non-U.S. securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. Foreign companies usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Fund's investments in a foreign country. These risks are heightened for emerging market countries because there may be more economic political and social instability, and investments in companies in emerging markets may have more risk because these securities may be more volatile and less liquid. To the extent a Fund invests in a particular country or geographic region, the Fund may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.


CURRENCY RISK
This is the risk that fluctuations in the exchange rates in the currency markets between the U.S. Dollar and foreign (non-U.S.) currencies may negatively affect the value of a Fund's investments or reduce the returns of a Fund.


EMERGING MARKET RISK
Foreign investment risk may be particularly high to the extent a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

PREPAYMENT RISK
The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

DIVERSIFICATION RISK
Funds that are "non-diversified" may invest more of their assets in a relatively small number of issuers. Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

DERIVATIVES RISK
The Funds may use derivatives. These investment strategies may be riskier than other investment strategies and may result in greater volatility for a Fund, particularly during periods of market declines.

LEVERAGE RISK
When a Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's investments. A Fund may create leverage through the use of reverse repurchase arrangements, forward contracts or dollar rolls or by borrowing money.

LIQUIDITY RISK
Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous time or price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

MANAGEMENT RISK
Each Fund is subject to management risk because it is an actively managed investment fund. Alliance will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that its decisions will produce the desired results.


-------------------------------------------------------------------------------------------------------------------------------
                                                   Foreign
                  Interest                          (Non-  Emerging          Prepay Diversifica
                    Rate   Credit Market Inflation  U.S.)   Market  Currency  ment     tion     Derivatives Leverage Liquidity
Fund                Risk    Risk   Risk    Risk     Risk     Risk     Risk    Risk     Risk        Risk       Risk     Risk
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 U.S. Government     .       .      .        .                                 .                     .         .
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Intermediate
 Bond                .       .      .        .        .       .        .       .                     .         .
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Corporate Bond      .       .      .        .        .                                              .
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 High Yield          .       .      .        .        .                .                             .                   .
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Multi-Market
 Strategy            .       .      .        .        .                .                 .           .
-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Global Strategic
 Income              .       .      .        .        .       .        .                             .         .
-------------------------------------------------------------------------------------------------------------------------------

------------------------

                  Manage
                   ment
Fund               Risk
------------------------
AllianceBernstein
 U.S. Government    .
------------------------
AllianceBernstein
 Intermediate
 Bond               .
------------------------
AllianceBernstein
 Corporate Bond     .
------------------------
AllianceBernstein
 High Yield         .
------------------------
AllianceBernstein
 Multi-Market
 Strategy           .
------------------------
AllianceBernstein
 Global Strategic
 Income             .
------------------------

FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

                   WHY ARE FUND FEES AND EXPENSES IMPORTANT?

  Fees and expenses reduce the investment performance of a Fund. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other funds. Some of these fees are paid directly by you at the time of investment (for example, a front-end sales charge) or, under certain circumstances, at the time you redeem or sell your shares back to the Fund. You pay other fees and expenses indirectly because they are deducted from a Fund's assets and reduce the value of your shares. These fees include management fees, distribution (Rule 12b-1) fees, and operating expenses.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                     Class A  Class R Class K Class I
                                                     Shares   Shares  Shares  Shares
                                                     -------- ------- ------- -------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)                 None (a)  None    None    None

Maximum Deferred Sales Charge (Load) (as a
 percentage of original purchase price or redemption
 proceeds, whichever is lower)                       None (a)  None    None    None

Exchange Fee                                           None    None    None    None

(a)In some cases, a 1%, 1-year contingent deferred sales charge or CDSC may apply for Class A shares. CDSCs for Class A shares may also be subject to waiver in certain circumstances.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
  AND EXAMPLES

The Examples are to help you compare the cost of investing in a Fund with the cost of investing in other funds. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same, and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:


                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein            Class A Class R Class K Class I
          U.S. Government Portfolio    ------- ------- ------- -------
           Management Fees               .43%    .43%    .43%    .43%
           Distribution and/or Service
            (12b-1) fees                 .30%    .50%    .25%   None
           Interest Expense              .24%    .24%    .22%    .21%
           Other Expenses:
             Transfer Agent              .25%    .26%    .20%    .12%
             Other Expenses              .06%    .03%    .03%    .10%
                                        ----    ----    ----    ----
           Total Other Expenses          .31%    .29%    .23%    .22%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.28%   1.46%   1.13%    .86%
                                        ====    ====    ====    ====

                   Examples
----------------------------------------------

               Class A Class R Class K Class I
               ------- ------- ------- -------
After 1 Year   $  550  $  149  $  115  $   88
After 3 Years  $  814  $  462  $  359  $  274
After 5 Years  $1,097  $  797  $  622  $  477
After 10 Years $1,905  $1,746  $1,375  $1,061

          AllianceBernstein            Class A Class R Class K Class I
          Intermediate Bond Portfolio  ------- ------- ------- -------
           Management Fees               .45%    .45%    .45%    .45%
           Distribution and/or Service
            (12b-1) fees                 .30%    .50%    .25%   None
           Other Expenses:
             Transfer Agent              .35%    .26%    .20%    .12%
             Other Expenses              .18%    .16%    .19%    .25%
                                        ----    ----    ----    ----
           Total Other Expenses          .53%    .42%    .39%    .37%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses                    1.28%   1.37%   1.09%    .82%
                                        ====    ====    ====    ====
           Waiver and/or Expense
            Reimbursement (b)           (.30)%  (.19)%  (.16)%  (.14)%
                                        ----    ----    ----    ----
           Net Expenses                  .98%   1.18%    .93%    .68%
                                        ====    ====    ====    ====

                                   Examples

                  Class A Class R Class K Class I
                  ------- ------- ------- -------
After 1 Year      $  521  $  120  $   95  $   69
After 3 Years+    $  785  $  415  $  331  $  248
After 5 Years+    $1,070  $  732  $  585  $  441
After 10 Years+   $1,879  $1,630  $1,314  $1,001

          AllianceBernstein            Class A Class R Class K Class I
          Corporate Bond Portfolio     ------- ------- ------- -------
           Management Fees               .50%    .50%    .50%    .50%
           Distribution and/or Service
            (12b-1) fees                 .30%    .50%    .25%   None
           Interest Expense              .00%    .01%    .00%    .00%
           Other Expenses:
             Transfer Agent              .16%    .26%    .20%    .12%
             Other Expenses              .10%    .11%    .11%    .13%
                                        ----    ----    ----    ----
           Total Other Expenses          .26%    .37%    .31%    .25%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.06%   1.38%   1.06%    .75%
                                        ====    ====    ====    ====

                                   Examples

               Class A Class R Class K Class I
               ------- ------- ------- -------
After 1 Year   $  528  $  140  $  108   $ 77
After 3 Years  $  748  $  437  $  337   $240
After 5 Years  $  985  $  755  $  585   $417
After 10 Years $1,664  $1,657  $1,294   $930

          AllianceBernstein            Class A Class R Class K Class I
          High Yield Fund              ------- ------- ------- -------
           Management Fees               .50%    .50%    .50%    .50%
           Distribution and/or Service
            (12b-1) fees                 .30%    .50%    .25%   None
           Other Expenses:
             Transfer Agent              .21%    .26%    .20%    .12%
             Other Expenses              .13%    .16%    .18%.   .23%
                                        ----    ----    ----    ----
           Total Other Expenses          .34%    .42%    .38%    .35%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.14%   1.42%   1.13%    .85%
                                        ====    ====    ====    ====

                                   Examples

                  Class A Class R Class K Class I
                  ------- ------- ------- -------
After 1 Year      $  536  $  145  $  115  $   87
After 3 Years+    $  772  $  449  $  359  $  271
After 5 Years+    $1,026  $  776  $  622  $  471
After 10 Years+   $1,752  $1,702  $1,375  $1,049

--------------------------------------------------------------------------------
Please refer to the footnotes on page 22.

                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein
          Multi-Market Strategy        Class A Class R Class K Class I
          Trust                        ------- ------- ------- -------
           Management Fees               .50%    .50%    .50%    .50%
           Distribution and/or Service
            (12b-1) Fees                 .30%    .50%    .25%   None
           Other expenses:
             Transfer Agent              .35%    .26%    .20%    .12%
             Other Expenses              .35%    .36%    .36%    .35%
                                        ----    ----    ----    ----
           Total Other Expenses          .70%    .62%    .56%    .47%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.50%   1.62%   1.31%    .97%
                                        ====    ====    ====    ====

                   Examples
----------------------------------------------


               Class A Class R Class K Class I
               ------- ------- ------- -------
After 1 Year   $  571  $  165  $  133  $   99
After 3 Years  $  879  $  511  $  415  $  309
After 5 Years  $1,209  $  881  $  718  $  536
After 10 Years $2,139  $1,922  $1,579  $1,190

          AllianceBernstein
          Global Strategic Income      Class A Class R Class K Class I
          Trust                        ------- ------- ------- -------
           Management Fees               .50%    .50%    .50%    .50%
           Distribution and/or Service
            (12b-1) fees                 .30%    .50%    .25%   None
           Other Expenses:
             Transfer Agent              .15%    .26%    .20%    .12%
             Other Expenses              .56%    .64%    .64%    .64%
                                        ----    ----    ----    ----
           Total Other Expenses          .71%    .90%    .84%    .76%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.51%   1.90%   1.59%   1.26%
                                        ====    ====    ====    ====

                                   Examples


               Class A Class R Class K Class I
               ------- ------- ------- -------
After 1 Year   $  572  $  193  $  162  $  128
After 3 Years  $  882  $  597  $  502  $  400
After 5 Years  $1,214  $1,026  $  866  $  692
After 10 Years $2,150  $2,222  $1,889  $1,523

--------------------------------------------------------------------------------
+ These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial term.
(a)Restated to exclude expenses attributable to costs of proxy solicitation that have been incurred during 2005 or that are expected to be incurred in 2006. These amounts for each Fund are as follows

                      Fund                          Amount
                      ----                          ------
                      U.S. Government Portfolio      .07%
                      Intermediate Bond Portfolio    .08%
                      Corporate Bond Portfolio       .08%
                      High Yield Fund                .07%
                      Multi-Market Strategy Trust    .11%
                      Global Strategic Income Trust  .06%

(b)Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the end of the Fund's current fiscal year and may be extended by Alliance for additional one year terms.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------


This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. The Funds offer four classes of shares through this Prospectus.



Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, pension plan consultants or other "financial intermediaries" who distribute shares of the Funds and your individual financial advisor under "Payments to Financial Intermediaries."

HOW TO BUY SHARES
Class A, Class R, Class K and Class I shares are available at net asset value, or NAV, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund ("group retirement plans"), as follows:


Class A shares offered through this prospectus are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees.

Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.


Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and are available to certain institutional charts of Alliance who invest at least $2 million in a Fund.



Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans.


Required Information

A Fund is required by law to obtain, verify, and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potential criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.


General

ABIRM may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.


THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (12b-1 fees) or CDSCs. Please see below for a discussion of how CDSCs are calculated.

                           WHAT IS A RULE 12b-1 FEE?

  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in a Fund's fee table near the front of this Prospectus.

Asset-based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees
Each Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

        Distribution and/or Service
          (Rule 12b-1) Fee (As a
          Percentage of Aggregate
         Average Daily Net Assets)
        ---------------------------
Class A            .30%
Class R            .50%
Class K            .25%
Class I            None

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class R shares are subject to higher Rule 12b-1 fees than Class A shares. The higher fees mean a higher expense ratio, so Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Conversely,

Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A or Class R shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.


Class A Shares

Class A shares offered through this prospectus do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. When a non-AllianceBernstein-sponsored group retirement plan terminates a Fund as an investment option, all investments in Class A shares of that Fund through the plan are subject to a 1%, 1-year CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Fund's Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.


Class R, K and I Shares
Class R, K and I shares do not have an initial sales charge or CDSC.

DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
Each Fund offers distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the group retirement plans as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus and a Fund's SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class parameters as set forth in this Prospectus and a Fund's SAI. Group retirement plans also may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries market and sell shares of the Funds. These financial intermediaries may receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any CDSC, and/or Rule 12b-1 fee that you may pay.



                       What is a Financial Intermediary?

  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.


In the case of Class A shares, the Fund's principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM, may pay financial intermediaries a fee of up to 1%. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.


In the case of Class R shares, up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.


  Your financial advisor's firm receives compensation from the Funds, ABIRM, and/or Alliance in several ways from various sources, which include some or all of the following:

  -12b-1 fees
  -additional distribution support
  -defrayal of costs for educational seminars and training
  -payments related to providing shareholder record-keeping and/or transfer agency services.

  Please read the Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
In addition to the Rule 12b-1 fees described above, some or all of which may be paid to financial intermediaries, ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of
(a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year.

These sums include payments to reimburse directly or indirectly the costs incurred by these firms in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. ABIRM may pay a portion of "ticket" or other transactional charges.

For 2006, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17,500,000. In 2005, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.


A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to allow ABIRM to provide information for educational and marketing purposes. ABIRM's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the Funds.

The Funds and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses" in this Prospectus.


  If one mutual fund sponsor makes greater distribution assistance payments than another, a financial intermediary and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if a financial intermediary receives more distribution assistance for one share class versus another, then the financial intermediary may have an incentive to recommend that class.


As of the date of this Prospectus, ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


  Advest
  A.G. Edwards
  AIG Financial Advisors
  Ameriprise Financial Services
  AXA Advisors
  Banc of America
  Bank One Securities Corp.
  BNY Investment Center
  Charles Schwab
  Chase Investment Services
  Citicorp Investment Securities
  Citigroup Global Markets
  Commonwealth Financial Network
  Independent Financial Marketing Group
  ING Advisors Network
  Legg Mason
  Lincoln Financial Advisors
  Linsco/Private Ledger
  McDonald Investments
  Merrill Lynch
  Morgan Stanley
  Mutual Service Corporation
  National Financial
  National Planning Holdings
  New England Securities
  PFS Investments
  Piper Jaffray
  Raymond James
  RBC Dain Rauscher
  Securities America
  Signator Investors
  SunTrust Bank
  UBS AG
  UBS Financial Services
  Uvest Financial Services
  Wachovia Securities
  Walnut Street Securities
  Wells Fargo Investments

Although the Funds may use brokers and dealers or other financial intermediaries who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers and dealers to effect portfolio transactions.


HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange through your financial intermediary. In order to receive a day's NAV, your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict, or terminate the exchange privilege on 60 days' written notice.


HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Your financial intermediary must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.


Investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of foreign securities established some time before a Fund calculates its own share price (referred to as "time zone arbitrage"). Each of the Funds has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be fair value of those securities at the time the Fund calculates is NAV. While there is no assurance, each of the Funds expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders. This risk is generally not applicable to the Funds because they do not invest in foreign securities.


A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. If a Fund invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, it has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The Funds may be adversely affected by price arbitrage because they may significantly invest in fixed-income securities, such as high yield bonds, asset-backed securities or foreign fixed-income securities, that may be thinly traded or traded infrequently.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

.. Transaction Surveillance Procedures. The Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

.. Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Funds, the Funds will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a share-holder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of a Fund's Board of Directors. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


The Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, if one of the Funds believes that foreign security values may be affected by events that occur after the close of foreign securities markets, it may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

MORE INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Funds' investment practices and risks. Most of these investment practices are discretionary, which means that Alliance may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices and additional descriptions of each Fund's strategies, investments, and risks can be found in the Fund's SAI.

Derivatives Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indexes that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

The Funds may use the following types of derivatives.


.. Forward Contracts--A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed upon location at a future date, rolled forward into a new contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts include the following.

   Forward Currency Exchange Contracts. A Fund may purchase or sell currency exchange contracts to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract as transaction hedge (to "lock in" the U.S. dollar price of a non-U.S. dollar security), as position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).


..  Futures Contracts and Options on Futures Contracts--A futures contract is an agreement that obligates the
 buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise.

.. Options--An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments include the following:

   Options on Foreign Currencies. A Fund invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.

   Options on Securities. A Fund may purchase or write a put or call option on securities. The Fund will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Fund does not exercise an option, the premium it paid for the option will be lost. Normally, a Fund will write only "covered" options, which means writing an option for securities the Fund owns, but may write an uncovered call option for cross-hedging purposes.

   Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. Swap Transactions--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The Funds' investments in swap transactions include the following:

   Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. The value of the reference obligation received by a Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

   Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

   Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

   Interest Rate Swaps, Caps, and Floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Fund's portfolio or protecting against an increase in the price of securities a Fund anticipates purchasing at a later date. A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. These transactions do not involve the delivery of securities or other underlying assets or principal.

   Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

   Swaptions. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

..  Other Derivative Investments

   Eurodollar Instruments. Eurodollar instruments are essentially
   U.S. Dollar-denominated futures contracts or options that are linked to London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

   Hybrid Instruments. Hybrid instruments (a type of potentially high-risk derivative) have the characteristics of futures, options, currencies, and securities. These instruments may take a variety of forms. Hybrids can have volatile prices and limited liquidity.

Forward Commitments Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

The Funds may invest significantly in TBA-mortgage-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by GNMA, FNMA or FHLMC are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrues to the purchaser prior to the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

Illiquid Securities Under current SEC Guidelines, the Funds limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Indexed Commercial Paper Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in for-eign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation.

Inflation-Protected Securities Inflation-protected securities, or IPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Inflation-protected securities tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Investment in Other Investment Companies Subject to the restrictions and limitations of the 1940 Act, a Fund may invest in other investment companies whose investment objectives and policies are substantially similar to those of the Fund. If a Fund acquires shares in investment companies, shareholders would bear indirectly, the expenses of such investment companies (including management and advisory fees), which are in addition to the Fund's expenses. A Fund may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

Loans of Portfolio Securities For the purposes of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Loan Participations and Assignments The Funds may invest in loan participations and assignments of all or a portion of loans from third parties. When a Fund invests in loan participations, it typically will have a contractual relationship only with the lender and not with the borrower. This means that the Fund will assume the credit risk posed by the lender as well as the credit risk posed by the borrower. It will also only be able to enforce its rights through the lender. In addition to credit risks, loan participations, and assignments involve interest rate risk and liquidity risk. The lack of a liquid secondary market for participations and assignments also may make it more difficult for the Fund to assign a value to these investments for purposes of valuing the Fund's portfolio and calculating its net asset value.

Mortgage-Related and Other Asset-Backed Securities Each Fund may invest in mortgage-related or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property.

The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities.

Each Fund may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Funds may invest in other asset-backed securities that have been offered to investors.


Repurchase Agreements Each Fund may enter into repurchase agreements in which a Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.


Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings Each Fund may enter into reverse purchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Rights and Warrants Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales The Funds may make short sales a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Structured Securities The Funds may invest securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. The Funds' investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corpo-ration or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. Because these types of structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

Variable, Floating and Inverse Floating Rate Instruments Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Funds may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Zero Coupon and Principal-Only Securities Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Foreign (Non-U.S.) Securities Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign fixed-income securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlements may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that Alliance currently considers for investment are listed below. Countries may be added to or removed from this list at any time.


                Algeria            Hong Kong  Philippines
                Argentina          Hungary    Poland
                Belize             India      Qatar
                Brazil             Indonesia  Romania
                Bulgaria           Israel     Russia
                Chile              Jamaica    Singapore
                China              Jordan     Slovakia
                Colombia           Kazakhstan Slovenia
                Costa Rica         Korea      South Africa
                Cote D'Ivoire      Lebanon    Thailand
                Croatia            Malaysia   Trinidad & Tobago
                Czech Republic     Mexico     Tunisia
                Dominican Republic Morocco    Turkey
                Ecuador            Nigeria    Ukraine
                Egypt              Pakistan   Uruguay
                El Salvador        Panama     Venezuela
                Guatemala          Peru       Vietnam


Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Effects of Borrowing The Funds may use borrowings for investment purposes subject to the limits imposed by the 1940 Act, which is up to 33 1/3% of a Fund's assets. Borrowings by a Fund result in leveraging of the Fund's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund's shareholders. These include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. If the interest expense on borrowings approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments and reduce the net asset value of a Fund's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage could adversely affect a Funds' shareholders, as noted above, or in anticipation of such changes, each Fund may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Fund shareholders. A Fund may also reduce the degree to which it is leveraged by repaying amounts borrowed.

Investment in Below Investment Grade Fixed-Income Securities Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

Unrated Securities A Fund may invest in unrated securities when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's objective and policies.

Sovereign Debt Obligations No established secondary markets may exist for many of the sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Funds will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The Funds are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Funds' investment objectives. The Funds may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium, and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

Future Developments A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

Changes in Investment Objectives and Policies The Fund's Board of Directors may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any material change to the Fund's investment objective. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.

Portfolio Turnover The portfolio turnover rate for each Fund is included in the Financial Highlights section. Generally, the Funds are actively managed and a Fund's portfolio turnover may exceed 100%, in some cases in response to market conditions or as otherwise discussed with respect to a specific Fund. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, each Fund may invest in certain types of short-term, liquid, investment grade or high quality (depending on the Fund) debt securities. While a Fund is investing for temporary defensive purposes, it may not meet its investment objectives.


Portfolio Holdings Alliance may post information about the number of securities a Fund holds, a summary of a Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of a Fund's investments by country, sector and industry, as applicable, on its website at www.AllianceBernstein.com (click on the Pricing and Performance quick link, choose Mutual Funds, then select the Fund). A Fund's SAI includes a description of the policies and procedures that apply to disclosure of each Fund's portfolio holdings.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Each Fund's adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of September 30, 2005, totaling approximately $555 billion (of which approximately $74 billion represented assets of investment companies). As of September 30, 2005, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 33 of the nation's FORTUNE 100 companies), for public employee retirement funds in 47 states, for investment companies, and for foundations, endowments, banks and insurance companies world-wide. The 43 registered investment companies, managed by Alliance, comprising 120 separate investment portfolios, currently have approximately 4.0 million shareholder accounts.

Alliance Capital Management L.P. has announced that it will change its name to Alliance Bernstein L.P., effective on or about February 24, 2006. In addition, the Funds' distributor, ABIRM, will change its name to Alliance Bernstein Investments, Inc., effective on or about February 24, 2006.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:

                                                   Fee as a
                                                  percentage
                                                  of average
                                                  daily net  Fiscal Year
        Fund                                        assets      Ended
        ----                                      ---------- -----------
        AllianceBernstein U.S. Government            .43%      9/30/05
        AllianceBernstein Intermediate Bond          .25%*    10/31/05
        AllianceBernstein Corporate Bond             .50%      9/30/05
        AllianceBernstein High Yield                 .50%      9/30/05
        AllianceBernstein Multi-Market Strategy      .50%     10/31/05
        AllianceBernstein Global Strategic Income    .50%     10/31/05
        ----------------------------------------- ---------- -----------

*Fee stated net of any waivers and/or reimbursements. See the subsection
 "Annual Fund Operating Expenses and Examples" in "Fees and Expenses of the Funds" at the beginning of the Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board of Directors' approval of each Fund's (except those discussed below) investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ending shown in the table. For AllianceBernstein High Yield, the information is available in that Fund's semi-annual report to shareholders for the period ended March 31, 2005, and for AllianceBernstein Global Strategic Income, the information is available in that Fund's semi-annual report to shareholders for the period ended April 30, 2005.


Alliance may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. Alliance may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Fund. Certain other clients of Alliance may have investment objectives and policies similar to those of a Fund. Alliance may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of Alliance to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by Alliance to the accounts involved, including a Fund. When two or more of the clients of Alliance (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS

The management of and investment decisions for the Funds' portfolios are made by certain Investment Policy Teams. Each Investment Policy Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for coordinating each Fund's investments.

The following table lists the Investment Policy Teams, the person within each Investment Policy Team with the most significant responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

    Fund and
    Responsible          Employee;       Principal Occupation(s) During
    Team                Year; Title         the Past Five (5) Years
    -----------       --------------- -------------------------------------
    AllianceBernstein Kewjin Yuoh;    Vice President of ACMC, with
    U.S. Government   since           which he has been associated in a
    Portfolio         November        substantially similar capacity to his
    U.S. Investment   2003-Vice       current position since March 2003.
    Grade:            President of    Prior thereto, he was a Vice
    Structured Asset  ACMC            President of Credit Suisse Asset
    Investment Team                   Management since prior to 2001.
                      Sean Kelleher;  Vice President of ACMC, with
                      since October   which he has been associated in a
                      2005-Vice       substantially similar capacity to his
                      President of    current position since prior to
                      ACMC            2001.
                      Lipkee Lu;      Vice President of ACMC since
                      since October   June 2005. Previously, he was
                      2005-Vice       Senior Vice President and
                      President of    Structured Product portfolio
                      ACMC            manager within the corporate bond
                                      trading team at Deerfield Capital
                                      Management LLC since March
                                      2001. Prior thereto, he was a Vice
                                      President and structured product
                                      portfolio manager at Scudder
                                      Kemper Investments since prior to
                                      2001.
    AllianceBernstein Greg            Vice President of ACMC, with
    Intermediate      Wilensky;       which he has been associated in a
    Bond Portfolio    since October   substantially similar capacity to his
    U.S. Investment   2005-Vice       current position since prior to
    Grade: Core       President of    2001, and Director of Stable Value
    Fixed Income      ACMC and        Investments.
    Investment Team   Director of
                      Stable Value
                      Investments.
                      Alison Martier; Senior Vice President of ACMC,
                      since May       with which she has been
                      2005-Senior     associated in a substantially similar
                      Vice President  capacity to her current position
                      of ACMC and     since prior to 2001, and Director of
                      Director of     U.S. Core Fixed Income.
                      U.S. Core
                      Fixed Income.


    Fund and
    Responsible         Employee;        Principal Occupation(s) During
    Team               Year; Title          the Past Five (5) Years
    -----------       -------------- --------------------------------------

                      Shawn          (see above)
                      Keegan; since
                      October 2005
                      -(see above)

                      Joran Laird;   Vice President of ACMC, with
                      since October  which he has been associated in a
                      2005-Vice      substantially similar capacity to his
                      President of   current position since prior to
                      ACMC           2001.

                      Jeffrey        Executive Vice President of ACMC,
                      Phlegar; since with which he has been associated
                      October        in a substantially similar capacity to
                      2005-          his current position since prior to
                      Executive Vice 2001.
                      President of
                      ACMC

    AllianceBernstein Lawrence J.    Senior Vice President of ACMC,
    Corporate Bond    Shaw; since    with which he has been associated
    Portfolio         August 2002-   in a substantially similar capacity to
    U.S. Investment   Senior Vice    his current position since prior to
    Grade:            President of   2001.
    Corporate Bond    ACMC
    and U.S. High     Michael A.     Senior Vice President of ACMC,
    Yield Investment  Snyder; since  with which he has been associated
    Team              August 2002-   in a substantially similar capacity to
                      Senior Vice    his current position since May
                      President of   2001, and Director of High Yield.
                      ACMC and       Prior thereto, he was a Managing
                      Director of    Director in the high yield asset
                      High Yield     group at Donaldson, Lufkin and
                                     Jenrette since prior to 2001.

    AllianceBernstein Gershon        Vice President of ACMC, with
    High Yield Fund   Distenfeld;    which he has been associated in a
    U.S. High Yield   since May      substantially similar capacity to his
    Investment Team   2005-Vice      current position since prior to
                      President of   2001.
                      ACMC.
                      Michael A.     (see above)
                      Snyder; since
                      July 2001-
                      (see above).
                      Mark A.        Vice President of ACMC, with
                      Hamilton;      which he has been associated in a
                      since October  substantially similar capacity to his
                      2005-Vice      current position since prior to
                      President of   2001.
                      ACMC

    AllianceBernstein Michael L.     Vice President of ACMC, with
    Multi-Market      Mon; since     which he has been associated in a
    Strategy Trust    July 1999-     substantially similar capacity to his
    Global Fixed      Vice President current position since prior to
    Income            of ACMC        2001.
    Investment Team   Douglas J.     Executive Vice President of ACMC,
                      Peebles; since with which he has been associated
                      inception-     in a substantially similar capacity to
                      Executive Vice his current position since prior to
                      President of   2001, and Chief Investment Officer
                      ACMC, Chief    and Co-Head of Fixed Income.
                      Investment
                      Officer and
                      Co-Head of
                      Fixed Income.

    AllianceBernstein Douglas J.     (see above)
    Global Strategic  Peebles; since
    Income Trust      inception-
    Global Fixed      (see above)
    Income            Paul J.        Senior Vice President of ACMC,
    Investment Team   DeNoon,        with which he has been associated
    and U.S. High     since October  in a substantially similar capacity to
    Yield Investment  2005-Senior    his current position since prior to
    Team              Vice President 2001, and Director of Emerging
                      of ACMC and    Market Debt.
                      Director of
                      Emerging
                      Market Debt

            Fund and
            Responsible   Employee;   Principal Occupation(s) During
            Team         Year; Title     the Past Five (5) Years
            ----------- ------------- ------------------------------
                        Michael L.             (see above)
                        Mon; since
                        October
                        2005-(see
                        above)
                        Michael A.             (see above)
                        Snyder; since
                        October
                        2005-(see
                        above).


LEGAL PROCEEDINGS

As has been previously reported, the staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.


On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

.. Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

.. Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

.. Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that Alliance's registered investment company clients, including the Funds, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, Alliance began waiving a portion of the advisory fee it receives for managing the Funds. On September 7, 2004, each Fund's advisory agreement was amended to reflect the reduced advisory fee.

A special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of Alliance's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Directors of each of the Funds (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of Alliance ("Alliance defendants"); and certain other defendants not affiliated with Alliance, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.


Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed in various federal and state courts against Alliance and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws, and common law. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions, and removed all state court actions, to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). The Plaintiffs in the removed actions have since moved for a remand, and that motion is pending.


On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of Alliance. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between Alliance and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by Alliance. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, Alliance received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require Alliance to produce documents concerning, among other things, any market timing or late trading in Alliance's sponsored mutual funds. Alliance responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against Alliance, Alliance Holding, and various other defendants not affiliated with Alliance. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. That motion is pending.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to Alliance and Alliance Holding. The Summary Order claims that Alliance and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. The time for Alliance and Alliance Holding to respond to the Summary Order has been extended. Alliance intends to vigorously defend against the allegations in the WVAG Complaint.


On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against Alliance, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Compliant names certain of the AllianceBernstein Mutual Funds, including the Funds, as nominal defendants. The Aucoin Complaint was filed in the United States

District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and
(iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against Alliance and certain other defendants. The complaints have been consolidated in the Southern District of New York. On October 19, 2005, the District Court granted in part, and denied in part, defendant's motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiff's Section 36(b) claim. On January 11, 2006, the District Court dismissed the remaining claim.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of a Fund's shares or other adverse consequences to that Fund. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, Alliance believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Funds.


TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
AGIS acts as the transfer agent for the Funds. AGIS, an indirect wholly-owned subsidiary of Alliance, registers the transfer, issuance, and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Retirement plans may hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its share-holders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2008, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, would qualify for these reduced tax rates.


Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, such Fund may, provided certain requirements are satisfied, be eligible to "pass through" to the Fund's shareholders credits or deductions for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim all or a portion of a credit or deduction for the amount of such taxes.


Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send its share-holders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

If you are neither a citizen nor resident of the United States, a Fund will withhold U.S. federal income tax at the rate of 30% on income dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund. Under the American Jobs Creation Act of 2004, for taxable years of each Fund beginning after December 31, 2004 and before January 1, 2008, a Fund is not required to withhold with respect to distributions of net short-term capital gains in excess of net long-term capital losses nor with respect to distributions of interest income that would not be subject to U.S. federal income tax if earned directly by a non-resident foreign person. Each Fund is also required to apply backup withholding on distributions and redemption proceeds otherwise payable to any noncorporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or, in the case of distributions, who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be offset by the amount of tax withheld. If backup withholding results in an overpayment of United States federal income tax, a refund or credit may be obtained from the Internal Revenue Service, provided that required information is furnished. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010.

GENERAL INFORMATION
--------------------------------------------------------------------------------


Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $500 for 90 days.


During drastic economic or market developments, you might have difficulty reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are de-scribed in the Subscription Application.


Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

Bonds are interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

Duration As a technical matter, duration is a measure that relates the price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal payments. Duration is always less than or equal to full maturity. As a practical matter, duration may be used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates, and may have more risk, than a Fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Fixed-income securities are investments, such as bonds, that pay a fixed rate of return.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations.

Sovereign debt obligations are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.


Supranational entities are international organizations formed by two or more governments. Examples of supranational entities include the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the International Finance Corporation and the European Bank for Reconstruction and Development.


U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes, and bonds) and certificates issued by the Government National Mortgage Association, or GNMA. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by the Federal National Mortgage Association, or FNMA and the Federal Home Loan Mortgage Corporation, or FHLMC.

                     (This page intentionally left blank.)

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of a class of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for all Funds, whose reports, along with each Fund's financial statements, are included in each Fund's Annual Report, which is available upon request.

                                       Income from Investment Operations       Less: Dividends and Distributions
                                     -------------------------------------  ---------------------------------------
                                                               Net Increase
                           Net Asset             Net Realized   (Decrease)  Dividends  Distributions  Distributions
                            Value,      Net     and Unrealized in Net Asset  from Net   in Excess of     from Net
                           Beginning Investment Gain (Loss) on  Value from  Investment Net Investment Realized Gain
Fiscal Year or Period      of Period Income(a)   Investments    Operations    Income       Income     on Investments
---------------------      --------- ---------- -------------- ------------ ---------- -------------- --------------
U.S. Government
 Class A
 Year Ended 9/30/05.......  $ 7.11      $.28        $ (.12)       $ .16       $(.29)       $0.00          $0.00
 Year Ended 9/30/04.......    7.27       .30(c)       (.13)         .17        (.33)        0.00           0.00
 7/1/03 to 9/30/03(f).....    7.49       .06          (.20)        (.14)       (.08)        0.00           0.00
 Year Ended 6/30/03.......    7.21       .27           .35          .62        (.34)        0.00           0.00
 Year Ended 6/30/02(h)....    7.14       .37           .13          .50        (.37)        (.03)          0.00
 Year Ended 6/30/01.......    6.99       .47           .17          .64        (.47)        (.01)          0.00
 Class R
 Year Ended 9/30/05.......  $ 7.11      $.26        $ (.11)       $ .15       $(.28)       $0.00          $0.00
 11/3/03(i) to 9/30/04....    7.14       .26(c)       0.00          .26        (.29)        0.00           0.00
 Class K
 3/1/05(i) to 9/30/05.....  $ 7.02      $.16        $ (.03)       $ .13       $(.17)       $0.00          $0.00
 Class I
 3/1/05(i) to 9/30/05.....  $ 7.02      $.17        $ (.03)       $ .14       $(.18)       $0.00          $0.00
Intermediate Bond
 Class A
 Year Ended 10/31/05......  $10.43      $.37(c)     $ (.28)       $ .09       $(.37)       $0.00          $0.00
 Year Ended 10/31/04......   10.56       .33(c)        .15          .48        (.38)        0.00           (.23)
 7/1/03 to 10/31/03(f)....   10.82       .12(c)       (.25)        (.13)       (.13)        0.00           0.00
 Year Ended 6/30/03.......   10.25       .33(c)        .66          .99        (.42)        0.00           0.00
 Year Ended 6/30/02(h)....   10.22       .46(c)        .17          .63        (.46)        (.10)          (.01)
 Year Ended 6/30/01.......    9.85       .55(c)        .42          .97        (.55)        (.04)          (.01)
 Year Ended 6/30/00.......   10.00       .60(c)       (.21)         .39        (.54)        0.00           0.00
 Class R
 Year Ended 10/31/05......  $10.42      $.34(c)     $ (.26)       $ .08       $(.35)       $0.00          $0.00
 11/3/03(i) to 10/31/04...   10.53       .33(c)        .15          .48        (.36)        0.00           (.23)
 Class K
 3/1/05(i) to 10/31/05....  $10.34      $.26(c)     $ (.17)       $ .09       $(.27)       $0.00          $0.00
 Class I
 3/1/05(i) to 10/31/05....  $10.34      $.27(c)     $ (.17)       $ .10       $(.28)       $0.00          $0.00
Corporate Bond
 Class A
 Year Ended 9/30/05.......  $12.18      $.66        $ (.19)       $ .47       $(.64)       $0.00          $0.00
 Year Ended 9/30/04(k)....   11.97       .75(c)        .18          .93        (.72)        0.00           0.00
 7/1/03 to 9/30/03(f).....   12.03       .18          (.06)         .12        (.18)        0.00           0.00
 Year Ended 6/30/03.......   10.70       .77          1.35         2.12        (.76)        0.00           0.00
 Year Ended 6/30/02(h)....   12.29       .94         (1.55)        (.61)       (.94)        0.00           0.00
 Year Ended 6/30/01.......   11.91       .97           .42         1.39        (.97)        (.01)          0.00
 Class R
 Year Ended 9/30/05.......  $12.18      $.60        $ (.15)       $ .45       $(.61)       $0.00          $0.00
 11/3/03(i) to 9/30/04(k).   11.88       .66(c)        .27          .93        (.63)        0.00           0.00
 Class K
 3/1/05(i) to 9/30/05.....  $12.48      $.37        $ (.48)       $(.11)      $(.36)       $0.00          $0.00
 Class I
 3/1/05(i) to 9/30/05.....  $12.48      $.40        $ (.49)       $(.09)      $(.38)       $0.00          $0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 48 through 49.

        Less Distributions                                                      Ratios/Supplemental Data
----------------------------------                                          -------------------------
Distributions                                     Total                                      Ratio of Net
in Excess of    Tax       Total                 Investment                      Ratio         Investment
Net Realized  Return    Dividends   Net Asset  Return Based   Net Assets,    of Expenses        Income
   Gain on      of         and      Value, End on Net Asset  End of Period   to Average       to Average       Portfolio
 Investments  Capital Distributions of Period    Value(b)   (000's Omitted)  Net Assets       Net Assets     Turnover Rate
------------- ------- ------------- ---------- ------------ --------------- -----------      ------------    -------------
    $0.00      $0.00     $ (.29)      $ 6.98       2.31%       $543,547        1.30%(d)          3.90%            166%
     0.00       0.00       (.33)        7.11       2.49         626,183        1.34(d)(e)        4.23(c)          150
     0.00       0.00       (.08)        7.27      (1.80)        811,376        1.18(d)(g)        3.43(g)          241
     0.00       0.00       (.34)        7.49       8.82         889,115        1.10(d)           3.64             976
     0.00       (.03)      (.43)        7.21       7.11         865,739        1.23(d)           5.15            1009
     0.00       (.01)      (.49)        7.14       9.30         884,574        2.11(d)           6.57             712

    $0.00      $0.00     $ (.28)      $ 6.98       2.14%       $     25        1.49%(d)          3.68%            166%
     0.00       0.00       (.29)        7.11       3.72              16        1.48(d)(g)        4.08(c)(g)       150

    $0.00      $0.00     $ (.17)      $ 6.98       1.79%       $     10        1.17%(d)(g)       3.79%(g)         166%

    $0.00      $0.00     $ (.18)      $ 6.98       1.97%       $     10         .89%(d)(g)       4.10%(g)         166%

    $0.00      $0.00     $ (.37)      $10.15        .90%       $ 52,430         .98%(j)          3.53%(c)         935%
     0.00       0.00       (.61)       10.43       4.66          56,778         .98(j)           3.21(c)          658
     0.00       0.00       (.13)       10.56      (1.20)         68,213         .98(g)(j)        2.60(c)(g)       199
     0.00       0.00       (.42)       10.82       9.87          76,565         .98(j)           3.08(c)          867
     (.03)      0.00       (.60)       10.25       6.23          44,852         .98(j)           4.39(c)          573
     0.00       0.00       (.60)       10.22      10.09          20,068         .98(j)           5.49(c)          385

    $0.00      $0.00     $ (.35)      $10.15        .81%       $     13        1.18%(j)          3.31%(c)         935%
     0.00       0.00       (.59)       10.42       4.63              16        1.18(g)(j)        2.98(c)(g)       658

    $0.00      $0.00     $ (.27)      $10.16        .82%       $     10         .93%(g)(j)       3.76%(c)(g)      935%

    $0.00      $0.00     $ (.28)      $10.16        .97%       $     10         .68%(g)(j)       3.98%(c)(g)      935%

    $0.00      $0.00     $ (.64)      $12.01       3.86%       $483,169        1.08%(d)          5.38%            127%
     0.00       0.00       (.72)       12.18       8.01         512,458        1.16(d)(e)        6.25(c)          230
     0.00       0.00       (.18)       11.97       1.06         535,318        1.20(d)(g)        6.18(g)           65
     0.00       (.03)      (.79)       12.03      20.75         555,979        1.16(d)           6.96             171
     0.00       (.04)      (.98)       10.70      (5.51)        520,984        1.12(d)           7.79             276
     0.00       (.03)     (1.01)       12.29      12.03         530,446        1.31(d)           7.95             340

    $0.00      $0.00     $ (.61)      $12.02       3.71%       $     33        1.39%(d)          5.02%            127%
     0.00       0.00       (.63)       12.18       8.04              10        1.34(d)(e)(g)     6.04(c)(g)       230

    $0.00      $0.00     $ (.36)      $12.01       (.89)%      $     10        1.10%(d)(g)       5.25%(g)         127%

    $0.00      $0.00     $ (.38)      $12.01       (.70)%      $     10         .79%(d)(g)       5.59%(g)         127%

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 48 through 49.

                                     Income from Investment Operations       Less: Dividends and Distributions
                                   -------------------------------------  ----------------------------------------
                                                             Net Increase
                         Net Asset             Net Realized   (Decrease)  Dividends  Distributions  Distributions
                          Value,      Net     and Unrealized in Net Asset  from Net   in Excess of     from Net
                         Beginning Investment Gain (Loss) on  Value From  Investment Net Investment Realized Gain
Fiscal Year or Period    of Period Income(a)   Investments    Operations    Income       Income     on Investments
---------------------    --------- ---------- -------------- ------------ ---------- -------------- --------------
High Yield
 Class A
 Year Ended 9/30/05.....   $6.02      $.45(c)     $ (.10)       $ .35       $(.43)       $0.00          $0.00
 Year Ended 9/30/04.....    5.98       .43(c)        .11          .54        (.50)        0.00           0.00
 9/1/03 to 9/30/03(f)...    5.90       .04           .08          .12        (.04)        0.00           0.00
 Year Ended 8/31/03.....    5.33       .48           .61         1.09        (.49)        0.00           0.00
 Year Ended 8/31/02(h)..    6.49       .60         (1.16)        (.56)       (.58)        0.00           0.00
 Year Ended 8/31/01.....    8.10       .76         (1.50)        (.74)       (.72)        0.00           0.00
 Class R
 3/1/05(i) to 9/30/05...   $6.20      $.25(c)     $ (.28)       $(.03)      $(.24)       $0.00          $0.00
 Class K
 3/1/05(i) to 9/30/05...   $6.20      $.26(c)     $ (.28)       $(.02)      $(.25)       $0.00          $0.00
 Class I
 3/1/05(i) to 9/30/05...   $6.20      $.27(c)     $ (.28)       $(.01)      $(.26)       $0.00          $0.00
Multi-Market Strategy
 Class A
 Year Ended 10/31/05....   $5.68      $.11        $ (.02)       $ .09       $(.11)       $0.00          $0.00
 Year Ended 10/31/04....    5.70       .14(c)        .03          .17        (.09)        0.00           0.00
 Year Ended 10/31/03....    5.89       .17          (.06)         .11        (.03)        0.00           0.00
 Year Ended 10/31/02(h).    5.99       .19           .02          .21        0.00         0.00           0.00
 Year Ended 10/31/01....    6.08       .35           .13          .48        (.32)        0.00           0.00
 Class R
 3/1/05(i) to 10/31/05..   $5.70      $.07        $ (.03)       $ .04       $(.07)       $0.00          $0.00
 Class K
 3/1/05(i) to 10/31/05..   $5.70      $.08        $ (.03)       $ .05       $(.08)       $0.00          $0.00
 Class I
 3/1/05(i) to 10/31/05..   $5.70      $.09        $ (.03)       $ .06       $(.09)       $0.00          $0.00
Global Strategic Income
 Class A
 Year Ended 10/31/05....   $8.63      $.39        $  .09        $ .48       $(.41)       $0.00          $0.00
 Year Ended 10/31/04(k).    8.65       .48(c)        .02          .50        (.52)        0.00           0.00
 Year Ended 10/31/03....    7.75       .55           .93         1.48        (.29)        0.00           0.00
 Year Ended 10/31/02(h).    8.43       .63          (.67)        (.04)       (.52)        0.00           0.00
 Year Ended 10/31/01....    9.53       .78          (.90)        (.12)       (.71)        0.00           0.00
 Class R
 3/1/05(i) to 10/31/05..   $8.85      $.25        $ (.15)       $ .10       $(.26)       $0.00          $0.00
 Class K
 3/1/05(i) to 10/31/05..   $8.85      $.27        $ (.15)       $ .12       $(.28)       $0.00          $0.00
 Class I
 3/1/05(i) to 10/31/05..   $8.85      $.29        $ (.15)       $ .14       $(.30)       $0.00          $0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 48 through 49.

        Less Distributions                                                   Ratios/Supplemental Data
----------------------------------                                          --------------------
Distributions                                     Total                                 Ratio of Net
in Excess of    Tax       Total                 Investment                     Ratio     Investment
Net Realized  Return    Dividends   Net Asset  Return Based   Net Assets,   of Expenses    Income
   Gain on      of         and      Value, End on Net Asset  End of Period  to Average   to Average       Portfolio
 Investments  Capital Distributions of Period    Value(b)   (000's Omitted) Net Assets   Net Assets     Turnover Rate
------------- ------- ------------- ---------- ------------ --------------- ----------- ------------    -------------
    $0.00      $(.02)     $(.45)      $5.92        5.84%       $ 92,770        1.16%        7.31%(c)          68%
     0.00       0.00       (.50)       6.02        9.23         117,602        1.15(e)      7.09(c)           83
     0.00       0.00       (.04)       5.98        2.03          90,466        1.63(g)      7.60(g)           10
     0.00       (.03)      (.52)       5.90       21.38         134,674        1.38         8.33             123
     0.00       (.02)      (.60)       5.33       (9.14)         72,455        1.43        10.06              57
     0.00       (.15)      (.87)       6.49       (9.39)         78,053        1.34        10.62              98

    $0.00      $(.01)     $(.25)      $5.92        (.44)%      $     10        1.45%        7.17%(c)(g)       68%

    $0.00      $(.01)     $(.26)      $5.92        (.28)%      $     10        1.16%        7.47%(c)(g)       68%

    $0.00      $(.01)     $(.27)      $5.92        (.11)%      $     10         .88%        7.75%(c)(g)       68%

    $0.00      $0.00      $(.11)      $5.66        1.53%       $151,845        1.55%        1.90%             46%
     0.00       (.10)      (.19)       5.68        3.11         188,312        1.46(e)      2.39(c)           62
     0.00       (.27)      (.30)       5.70        1.88         224,504        1.49         2.87             113
     0.00       (.31)      (.31)       5.89        3.74         264,978        1.49         3.22             115
     0.00       (.25)      (.57)       5.99        8.27         289,265        1.48         5.87              79

    $0.00      $0.00      $(.07)      $5.67         .69%       $     10        1.70%(g)     1.79%(g)          46%

    $0.00      $0.00      $(.08)      $5.67         .90%       $     10        1.39%(g)     2.11%(g)          46%

    $0.00      $0.00      $(.09)      $5.67        1.12%       $     10        1.05%(g)     2.43%(g)          46%

    $0.00      $0.00      $(.41)      $8.70        5.67%       $ 24,250        1.54%        4.65%             98%
     0.00       0.00       (.52)       8.63        5.89          29,465        1.43(e)      5.83(c)          106
     0.00       (.29)      (.58)       8.65       19.57          37,043        1.60         6.50             155
     0.00       (.12)      (.64)       7.75        (.50)         38,631        1.53         7.71             268
     0.00       (.27)      (.98)       8.43       (1.50)         57,667        1.45         8.60             304

    $0.00      $0.00      $0.00       $8.69        1.17%       $     10        1.94%(g)     4.25%(g)          98%

    $0.00      $0.00      $0.00       $8.69        1.36%       $     10        1.63%(g)     4.55%(g)          98%

    $0.00      $0.00      $0.00       $8.69        1.58%       $     10        1.30%(g)     4.88%(g)          98%

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 48 through 49.

(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment is made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges, if applicable, are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.
(c)Net of fees waived and expenses reimbursed by the Adviser.
(d)Includes interest expense. If the following Funds had borne all expenses excluding interest expense, the ratio of expenses to average net assets would have been as follows:

                                                             September
                                    2005     2004     2003     2003    2002  2001
                                  ----     ----     ----     --------- ----  ----
AllianceBernstein U.S. Government
Class A                           1.06%    1.10%    1.11%(g)   1.09%   1.09% 1.13%
Class R                           1.25%    1.27%(g)
Class K                           0.95%(g)
Class I                           0.68%(g)
AllianceBernstein Corporate Bond
Class A                           1.08%    1.12%    1.15%(g)   1.13%   1.09% 1.09%
Class R                           1.38%    1.31%(g)
Class K                           1.10%(g)
Class I                           0.79%(g)

(e)Net of fees waived by Alliance. If the following Funds had borne all expenses for the respective year ends, the expense ratios would have been as follows:

                                                           2004
                                                         ----
               AllianceBernstein U.S. Government
               Class A                                   1.39%
               Class R                                   1.54%(g)

                                                           2004
                                                         ----
               AllianceBernstein Corporate Bond
               Class A                                   1.20%
               Class R                                   1.39%(g)

                                                           2004
                                                         ----
               AllianceBernstein High Yield
               Class A                                   1.32%

                                                           2004
                                                         ----
               AllianceBernstein Multi-Market Strategy
               Class A                                   1.52%

                                                           2004
                                                         ----
               AllianceBernstein Global Strategic Income
               Class A                                   1.60%

(f)Change in fiscal year end from June 30 to September 30.
(g)Annualized.
(h)As required, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For each Fund, the effective date and impact of this change to each class of shares is as follows:

                                              Increase    Decrease in Ratio
                                           (Decrease) in  of Net Investment
                                            Net Realized    Income to
                             Decrease in   and Unrealized  Average Net
                            Net Investment Gain (Loss) on    Assets:
                  Effective   Income per    Investments   -----------------
                    Date        Share        per Share    From:     To :
                  --------- -------------- --------------  ------   ------
AllianceBernstein
 U.S. Government
Class A             7/1/01      (0.03)          0.03       5.56%    5.15%
AllianceBernstein
 Intermediate Bond
Class A             7/1/01      (0.05)          0.05       4.93%    4.39%
AllianceBernstein
 Corporate Bond
Class A             7/1/01      (0.01)         (0.01)      7.82%    7.79%
AllianceBernstein
 High Yield
Class A             9/1/01      (0.01)         (0.01)     10.19%   10.06%
AllianceBernstein
 Multi-Market Strategy
Class A            11/1/01      (0.14)         (0.14)      5.56%    3.22%
AllianceBernstein
 Global Strategic Income
Class A            11/1/01      (0.03)         (0.03)      8.03%    7.71%

  Per share, ratios and supplemental data for periods prior to the effective dates have not been restated to reflect these changes in presentation.

(i)Commencement of distribution.
(j)Net of expenses assumed and/or waived/reimbursed. If the following Fund had borne all expenses for the respective years ended, the expense ratios would have been as follows:

                                                         September
                          2005        2004        2003     2003    2002  2001
                        ----        ----        ----     --------- ----  ----
            AllianceBernstein Intermediate Bond
            Class A     1.31%       1.26%       1.33%(g)   1.32%   1.48% 2.85%
            Class R     1.40%       1.45%(g)
            Class K     1.15%(g)
            Class I     0.89%(g)

(k)The Funds have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to the effective date noted below, these interim payments were reflected within interest income/expense on the statement of operations. For each Fund, the effective date and impact of this change to each class of shares is as follows:

                                                                  Increase         Increase
                                                   Increase    (Decrease) in    (Decrease) to
                                                (Decrease) in   Net Realized      Ratios of
                                                Net Investment and Unrealized   Net Investment
                               Effective          Income per    Gain (Loss)       Income to
                                 Date               Share        per Share    Average Net Assets
                               ---------        -------------- -------------- ------------------
       AllianceBernstein Corporate Bond
       Class A                  10/1/03               0.02         (0.02)            0.18%
       Class R                                        0.02         (0.02)            0.17%
       AllianceBernstein Global Strategic Income
       Class A                  11/1/03             (0.001)        0.001            (0.20)%

                     (This page intentionally left blank.)

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.


DOMINION BOND RATING SERVICE LIMITED
Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA--Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favourable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA--Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated

AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A--Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB--Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB--Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B--Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C--Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D--A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.

                     (This page intentionally left blank.)

APPENDIX B
--------------------------------------------------------------------------------


HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
The settlement agreement between Alliance and the NYAG requires the Funds to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Funds" in this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under "Fees and Expenses of the Funds." If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to the "Mutual Fund Fees & Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

                  AllianceBernstein U.S. Government Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           10,000.00       478.75     10,053.75       549.84     9,931.19
  2            9,931.19       496.56     10,427.75       129.48    10,300.63
  3           10,300.63       515.03     10,815.66       134.30    10,683.81
  4           10,683.81       534.19     11,218.00       139.30    11,081.25
  5           11,081.25       554.06     11,635.31       144.48    11,493.47
  6           11,493.47       574.67     12,068.15       149.85    11,921.03
  7           11,921.03       596.05     12,517.08       155.43    12,364.49
  8           12,364.49       618.22     12,982.72       161.21    12,824.45
  9           12,824.45       641.22     13,465.68       167.21    13,301.52
  10          13,301.52       665.08     13,966.60       173.43    13,796.34
  ----------------------------------------------------------------------------
  Cumulative                5,673.84                   1,904.52

                 AllianceBernstein Intermediate Bond Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns  Expenses*    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           10,000.00       478.75     10,053.75       520.72     9,959.92
  2            9,959.92       498.00     10,457.91       129.86    10,330.42
  3           10,330.42       516.52     10,846.95       134.69    10,714.72
  4           10,714.72       535.74     11,250.45       139.70    11,113.30
  5           11,113.30       555.67     11,668.97       144.90    11,526.72
  6           11,526.72       576.34     12,103.05       150.29    11,955.51
  7           11,955.51       597.78     12,553.29       155.88    12,400.26
  8           12,400.26       620.01     13,020.27       161.68    12,861.55
  9           12,861.55       643.08     13,504.62       167.69    13,340.00
  10          13,340.00       667.00     14,007.00       173.93    13,836.24
  ----------------------------------------------------------------------------
  Cumulative                5,688.87                   1,879.32

                   AllianceBernstein Corporate Bond Portfolio
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           10,000.00       478.75     10,053.75       528.49     9,952.26
  2            9,952.26       497.61     10,449.87       107.57    10,344.37
  3           10,344.37       517.22     10,861.59       111.81    10,751.94
  4           10,751.94       537.60     11,289.54       116.22    11,175.57
  5           11,175.57       558.78     11,734.35       120.79    11,615.89
  6           11,615.89       580.79     12,196.68       125.55    12,073.55
  7           12,073.55       603.68     12,677.23       130.50    12,549.25
  8           12,549.25       627.46     13,176.71       135.64    13,043.69
  9           13,043.69       652.18     13,695.87       140.99    13,557.61
  10          13,557.61       677.88     14,235.49       146.54    14,091.78
  ----------------------------------------------------------------------------
  Cumulative                5,731.96                   1,664.11

                       AllianceBernstein High Yield Fund
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           10,000.00       478.75     10,053.75       536.26     9,944.60
  2            9,944.60       497.23     10,441.82       115.56    10,328.46
  3           10,328.46       516.42     10,844.88       120.02    10,727.13
  4           10,727.13       536.36     11,263.49       124.65    11,141.20
  5           11,141.20       557.06     11,698.26       129.46    11,571.25
  6           11,571.25       578.56     12,149.82       134.46    12,017.90
  7           12,017.90       600.90     12,618.80       139.65    12,481.79
  8           12,481.79       624.09     13,105.88       145.04    12,963.59
  9           12,963.59       648.18     13,611.77       150.64    13,463.99
  10          13,463.99       673.20     14,137.19       156.45    13,983.70
  ----------------------------------------------------------------------------
  Cumulative                5,710.75                   1,752.18

                 AllianceBernstein Multi-Market Strategy Trust
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           10,000.00       478.75     10,053.75       571.14     9,910.13
  2            9,910.13       495.51     10,405.63       151.25    10,256.98
  3           10,256.98       512.85     10,769.83       156.55    10,615.97
  4           10,615.97       530.80     11,146.77       162.03    10,987.53
  5           10,987.53       549.38     11,536.91       167.70    11,372.10
  6           11,372.10       568.60     11,940.70       173.57    11,770.12
  7           11,770.12       588.51     12,358.63       179.64    12,182.07
  8           12,182.07       609.10     12,791.18       185.93    12,608.45
  9           12,608.45       630.42     13,238.87       192.44    13,049.74
  10          13,049.74       652.49     13,702.23       199.17    13,506.48
  ----------------------------------------------------------------------------
  Cumulative                5,616.40                   2,139.41

                AllianceBernstein Global Strategic Income Trust
  ----------------------------------------------------------------------------
                          Hypothetical                            Hypothetical
             Hypothetical Performance   Investment   Hypothetical    Ending
  Year        Investment    Earnings   After Returns   Expenses    Investment
  ----       ------------ ------------ ------------- ------------ ------------
  1           10,000.00       478.75     10,053.75       572.11     9,909.17
  2            9,909.17       495.46     10,404.63       152.24    10,255.00
  3           10,255.00       512.75     10,767.75       157.55    10,612.90
  4           10,612.90       530.64     11,143.54       163.05    10,983.29
  5           10,983.29       549.16     11,532.45       168.74    11,366.60
  6           11,366.60       568.33     11,934.93       174.63    11,763.30
  7           11,763.30       588.16     12,351.46       180.73    12,173.84
  8           12,173.84       608.69     12,782.53       187.03    12,598.70
  9           12,598.70       629.94     13,228.64       193.56    13,038.40
  10          13,038.40       651.92     13,690.32       200.32    13,493.44
  ----------------------------------------------------------------------------
  Cumulative                5,613.81                   2,149.95

     * Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Funds" before waiver.

For more information about the Funds, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Shareholders
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs and the auditors' reports and financial statements in the Funds' most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.


You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:  c/o Alliance Global Investor Services, Inc.
          P.O. Box 786003 San Antonio,
          TX 78278-6003

By Phone: For Information: (800) 221-5672
          For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:


.. Call the Commission at 1-202-551-5850 for information on the operation of the Public Reference Room.


..  Reports and other information about a Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102.


You also may find these documents and more information about Alliance and the Funds on the Internet at: www.AllianceBernstein.com.


 Fund                                               SEC File No.
 ----                                               ------------
 U.S. Government                                      811-02383
 Intermediate Bond                                    811-02383
 Corporate Bond                                       811-02383
 High Yield                                           811-9160
 Multi-Market Strategy                                811-06251
 Global Strategic Income                              811-07391


  Privacy Notice
  (This information is not part of the Prospectus.)

  Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and
  (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

  It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

                                                             PRO-RTMT-0115-0206

[LOGO]                               ALLIANCEBERNSTEIN BOND FUND, INC.
                                     ALLIANCEBERNSTEIN U.S. GOVERNMENT PORTFOLIO

--------------------------------------------------------------------------------

c/o Alliance Global Investor Services, Inc.
P. O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
For Literature: Toll Free (800) 227-4618

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 2006

--------------------------------------------------------------------------------

          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated February 1, 2006 for the AllianceBernstein U.S. Government Portfolio (the "Portfolio") of AllianceBernstein Bond Fund, Inc. (the "Fund") that offers Class A, Class B, Class C, Class R and Advisor Class shares of the Portfolio and the prospectus dated February 1, 2006 for the Fund that offers Class A, Class R, Class K and Class I shares of the Portfolio (each a "Prospectus" and together, the "Prospectuses"). Financial statements for the Portfolio for the year ended September 30, 2005 are included in the Portfolio's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses and the Portfolio's annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS"), at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----

Description of the Portfolio ................................................
Management of the Fund ......................................................
Expenses of the Fund ........................................................
Purchase of Shares ..........................................................
Redemption and Repurchase of Shares .........................................
Shareholder Services ........................................................
Net Asset Value .............................................................
Portfolio Transactions ......................................................
Dividends, Distributions and Taxes ..........................................
General Information .........................................................
Financial Statements and Report of Independent Registered
     Public Accounting Firm .................................................
Appendix A: Statement of Policies and Procedures
     for Voting Proxies .....................................................A-1

----------
(R): This mark is used under license from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------

                          DESCRIPTION OF THE PORTFOLIO

--------------------------------------------------------------------------------

Introduction to the Fund
------------------------

          The Fund's shares are offered in separate series referred to as portfolios. Each portfolio is a separate pool of assets constituting, in effect, a separate open-end management investment company with its own investment objective policies. A shareholder in a portfolio will be entitled to his or her pro-rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares of that portfolio, the shareholder will receive the then current net asset ("NAV") value of that portfolio represented by the redeemed shares.


          The Fund currently has three portfolios: the Portfolio, which is described in this SAI, the AllianceBernstein Corporate Bond Portfolio, and the AllianceBernstein Intermediate Bond Portfolio, each of which is described in a separate SAI.

The Portfolio
-------------

          Except as otherwise indicated, the Portfolio's investment policies and objectives are not designated "fundamental policies" and, therefore, may be changed by the Board of Directors without a shareholder vote. However, the Portfolio will not change its investment objectives without 60 days' prior written notice to its shareholders. The value of the Portfolio's shares will be influenced by the factors that generally affect securities, such as the economic and political outlook, earnings, dividends and the supply and demand for various classes of securities. There can be, of course, no assurance that the Portfolio's investment objective will be achieved.

          The term "net assets," as used in this SAI, means net assets plus any borrowings.

Investment Objective
--------------------

          The Portfolio's investment objective is to generate income and price appreciation without assuming what Alliance considers undue risk.

How the Portfolio Pursues its Objective
---------------------------------------

          Under normal circumstances, the Portfolio invests at least 80% of its net assets in U.S. Government securities and repurchase agreements and forward contracts relating to U.S. Government securities. This policy may not be changed without 60 day's prior written notice to shareholders. U.S. Government securities in which the Fund invests may include a significant amount of mortgage-backed securities issued by government-sponsored entities, such as the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Association, or FHLMC, that are neither issued nor guaranteed by the U.S. Treasury. The Portfolio may invest the remaining 20% of the value of its net assets in non-U.S. Government debt securities, such as mortgage-related and asset-backed securities and in investment grade debt securities secured by mortgages in commercial real estate or residential rental properties.

          The Portfolio will not invest in any security rated below BBB- or Baa3 by a nationally recognized statistical rating organization. The Portfolio may invest in unrated securities of equivalent quality to the rated securities in which it may invest, as determined by Alliance Capital Management L.P. (the "Adviser" or "Alliance"). The Portfolio expects, but is not required, to dispose of securities that are downgraded below BBB- and Baa3 or, if unrated, are determined by the Adviser to have undergone similar credit quality deterioration subsequent to their purchase. For additional information about securities ratings, please see "Additional Investment Policies and Practices--Securities Ratings" below.


          The Portfolio may use leverage for investment purposes by entering into reverse repurchase agreements, forward contracts, and dollar rolls. The Portfolio may also invest, without limit, in derivatives, such as options, futures, forwards and swap agreements relating to fixed-income securities for hedging or other purposes. The Portfolio may invest in preferred stock.

          The following information provides a description of the types of securities in which the Portfolio would be able to invest and the various investment techniques that the Portfolio would be able to use in pursuit of its investment objectives.

Borrowing
---------

          The Portfolio may borrow for temporary purposes to repurchase its shares to meet redemption requests in an amount not exceeding 5% of the value of the total assets of the Portfolio.

Derivatives
-----------

          The Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

          The four principal types of derivatives, which include options, futures, forwards and swaps, as well as the methods in which they may be used by the Portfolio are described below.

          Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. The Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

          Futures. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

          Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract.

          Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notational amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

          Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of the Portfolio's investment policies.

               -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

               -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

               -- Credit Risk. This is the risk that a loss may be sustained by the Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

               -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

               -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

               -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

          Use of Options, Futures, Forwards and Swaps by the Portfolio.
          -------------------------------------------------------------

          Options on Securities. The Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

          The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. The Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than of the put option it has written.

          The Portfolio may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          By writing a call option, the Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

          The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

          The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

          Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

          The Portfolio may write (sell) call and put options and purchase call and put options on securities indexes.


          If the Portfolio purchases put options on securities indexes to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.

          The purchase of call options on securities indexes may be used by the Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.


          Futures Contracts. Futures contracts that the Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates or financial indices, including any index of U.S. Government securities.

          Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

          The Portfolio may also engage in currency "cross hedging" when, in the opinion Alliance, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

          Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          Options on Futures Contracts. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. exchanges and, will be used only for hedging purposes.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.

          Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

          The Portfolio has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

          Forward Commitments and When-Issued and Delayed Delivery Securities. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, the Portfolio does not pay for the securities until they are received, and the Portfolio is required to create a segregated account with its custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments and "when-issued" or "delayed delivery" commitments.

          Forward commitments include "To be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by GNMA, FNMA or FHLMC (including fixed rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

          The use of forward commitments enables the Portfolio to protect against anticipated changes in interest rates and/or prices. When-issued securities and forward commitments may be sold prior to the settlement date, but the Portfolio enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's net asset value.

          At the time the Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

          The Portfolio will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, the Portfolio may sell these securities before the settlement date if, in the opinion of Alliance, it is deemed advisable as a matter of investment strategy.

          Although the Portfolio does not intend to enter into forward commitments for speculative purposes and the Portfolio intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation). In addition, no interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment.

          Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio it will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Portfolio is a buyer and no credit event occurs, it will lose its periodic stream of payments over the term of the contract. In addition, the value of the reference obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

          The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing (i) in securities rated below BBB- or Baa3 or (ii) less than 80% of its net assets in U.S. Government securities.


          Interest Rate Transactions. The Portfolio may enter into interest rate swap, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Alliance does not intend to use these transactions in a speculative manner. The Portfolio also may invest in interest rate transaction futures.

          Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

          The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to the Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. The Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.

Illiquid Securities and Non-Publicly Traded Securities
------------------------------------------------------

          The Portfolio will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Portfolio's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

          Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

          Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

          Alliance, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, Alliance will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

Investments in Investment Companies
-----------------------------------

          The Portfolio may invest in securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

Mortgage-Related Securities and Other Asset-Backed Securities
-------------------------------------------------------------

          The mortgage-related securities in which the Portfolio may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Portfolio) by governmental, government-related or private organizations. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, "to be announced" ("TBA") mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

          Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

          The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestment of monthly payments received by the Portfolio will increase the yield to shareholders compared with bonds that pay interest semi-annually.

          The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

          Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). "FNMA" is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation and oversight by the Office of Federal Housing Enterprise Oversight ("OFHEO"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government whose stock is owned by private stockholders. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States Government.

          Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

          Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

          Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

          Stripped Mortgage-Related Securities. Stripped mortgage-related securities (SMRS) are mortgage related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

          Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

          Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

          "To Be Announced" Mortgaged-Backed Securities. TBA mortgage-backed securities are described in "Derivatives--Forward Commitments and When-Issued and Delayed Delivery Securities" above.

          Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

          Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

          Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Portfolio's ability to buy or sell those securities at any particular time. In addition, the rating agencies have not had experience in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

          As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

          Other Asset-Backed Securities. The Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

          Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.


Preferred Stock
---------------


          The Portfolio may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements
---------------------

          A repurchase agreement is an agreement by which the Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Portfolio monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits the Portfolio to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Portfolio to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by the Portfolio.

          The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Portfolio would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Portfolio may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolio's rights. The Portfolio's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which Alliance 'monitors the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions.

          The Portfolio may enter into repurchase agreements pertaining to the types of securities in which it invests with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New
York) in such securities. There is no percentage restriction on the Portfolio's ability to enter into repurchase agreements. Currently, the Portfolio intends to enter into repurchase agreements only with its custodian and such primary dealers.

Reverse Repurchase Agreements and Dollar Rolls
----------------------------------------------

          Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, the Portfolio sells portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the "interest cost" to the Portfolio of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash.

          Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

          Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Portfolio's common stocks because the Portfolio uses the proceeds to make investments in other fixed-income securities. Use of leverage is considered speculative and has, among other things, the risk that the Portfolio's NAV may be more volatile.

Securities Ratings
------------------

          The ratings of fixed-income securities by nationally recognized statistical rating organizations including Standard & Poor's Rating Services, Moody's Investors Services, Inc., Fitch Ratings ("Fitch"), Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.


          The Investment Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Portfolio Fund, if a security is rated by two or more rating agencies, the Investment Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Investment Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba, S&P as BBB and Fitch as BB, the Investment Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).


          Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

U.S. Government Securities
--------------------------

          U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association ("GNMA"), the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs
(i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

          U.S. Government securities also include zero coupon securities and principal-only securities and certain stripped mortgage-related securities. Zero coupon securities are described in more detail in "Zero Coupon Securities" below, and stripped mortgage-related securities and principal-only securities are described in more detail in "Mortgage-Related Securities and Other Asset-Backed Securities -Stripped Mortgage-Related Securities" above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

          Inflation-indexed bonds, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          Inflation-indexed bonds tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

          TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

          Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Portfolio that holds the securities.

          U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Zero Coupon Securities
----------------------

          A zero coupon security pays no interest to its holder during its life. An investor acquires a zero coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero coupon security, the investor receives the face value of the security.

          The Portfolio may invest in zero coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. The Portfolio may also invest in zero coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

          Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero coupon securities purchased by the Portfolio may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Securities and Exchange Commission (the "Commission") has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, unlike those obligations issued under the U.S. Treasury's STRIPS program, should not be included in the Portfolio's categorization of U.S. Government Securities. The Portfolio disagrees with the staff's interpretation but has undertaken that it will not invest in such securities until final resolution of the issue. If such securities are deemed to be U.S. Government Securities, the Portfolio will not be subject to any limitations on their purchase.

          Because zero coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

          Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as "original issue discount" or "OID"). As a result, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, the Portfolio may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Portfolio believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

          Risks of Leverage. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that the Portfolio uses the cash proceeds made available during the term of these transactions to make investments in other fixed-income securities. The use of leverage is considered speculative and involves certain risks to the Portfolio's shareholders. These include a higher volatility of the Portfolio's NAV and the relatively greater effect on the NAV caused by favorable or adverse changes in market conditions or interest rates. So long as the Portfolio is able to realize a net return on its investment portfolio that is higher than the carrying costs of these transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize higher current net income than if the Portfolio were not leveraged. To the extent that the carrying costs of these transactions approaches the net return on the Portfolio's investment portfolio, or exceed it, the benefit to the Portfolio's shareholders will be reduced or result in a lower rate of return than if the Portfolio were not leveraged.

Fundamental Investment Policies
-------------------------------

          The following restrictions supplement those set forth in your Prospectus for the Portfolio. These restrictions may not be changed without shareholder approval which means the vote of (1) 67% or more of the shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares of the Portfolio, whichever is less.

          The Portfolio may not:

          1. issue any senior security (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;(1)

----------

(1) For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to premitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps, are not deemed to be the issuance of a senior security.

          2. make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rule or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

          3. act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended;

          4. purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts;

          5. concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities; or

          6. purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

          The foregoing percentage limitations will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of such security.

          As a fundamental policy, the Fund is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund's assets consist of:


          o    Cash or cash items;
          o    Government securities;
          o    Securities of other investment companies; and
          o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

Board of Directors Information
------------------------------

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                           PORTFOLIOS
                                                           IN FUND       OTHER
NAME, ADDRESS,                                             COMPLEX       DIRECTORSHIPS
DATE OF BIRTH                    PRINCIPAL OCCUPATION(S)   OVERSEEN      HELD
AND (YEAR ELECTED*)              DURING PAST 5 YEARS       BY DIRECTOR   BY DIRECTOR
------------------------------   -----------------------   -----------   -------------
INTERESTED DIRECTOR

Marc O. Mayer, +                 Executive Vice            106           SCB Partners Inc.;
1345 Avenue of the Americas,     President of Alliance                   SCB, Inc.
New York, NY 10105               Capital Management
10/2/1957                        Corporation ("ACMC")
(2003)                           since 2001 and Chairman
                                 of the Board of
                                 AllianceBernstein
                                 Investment Research and
                                 Management, Inc.
                                 ("ABIRM") since prior
                                 to 2001; prior thereto,
                                 Chief Executive Officer
                                 of Sanford C. Bernstein
                                 & Co., LLC
                                 (institutional research
                                 and brokerage arm of
                                 Bernstein & Co. Inc.)
                                 ("SCB & Co") and its
                                 predecessor since prior
                                 to 2001.

DISINTERESTED DIRECTORS

Chairman of the Board

William H. Foulk, Jr., #, ##     Investment Adviser and    108           None
2 Sound View Drive, Suite 100,   an Independent
Greenwich, CT 06830              Consultant. He was
9/7/1932                         formerly Senior Manager
(1998)                           of Barrett Associates,
                                 Inc., a registered
                                 investment adviser,
                                 with which he had been
                                 associated since prior
                                 to 2001. He was
                                 formerly Deputy
                                 Comptroller and Chief
                                 Investment Officer of
                                 the State of New York
                                 and, prior thereto,
                                 Chief Investment
                                 Officer of the New York
                                 Bank for Savings.

Ruth Block,**, #                 Formerly Executive Vice   106           None
500 S.E. Mizner Blvd.,           President and Chief
Boca Raton, FL 33432             Insurance Officer of
11/7/1930                        The Equitable Life
(1995)                           Assurance Society of
                                 the United States;
                                 Chairman and Chief
                                 Executive Officer of
                                 Evlico (insurance);
                                 Director of Avon, BP
                                 (oil and gas), Ecolab
                                 Incorporated (specialty
                                 chemicals), Tandem
                                 Financial Group and
                                 Donaldson, Lufkin &
                                 Jenrette Securities
                                 Corporation; Governor
                                 at Large, National
                                 Association of
                                 Securities Dealers,
                                 Inc.

David H. Dievler, #              Independent Consultant.   107           None
P.O. Box 167,                    Until December 1994 he
Spring Lake, NJ 07762            was Senior Vice
10/23/1929                       President of ACMC
(1987)                           responsible for mutual
                                 fund administration.
                                 Prior to joining ACMC
                                 in 1984, he was Chief
                                 Financial Officer of
                                 Eberstadt Asset
                                 Management since 1968.
                                 Prior to that, he was
                                 Senior Manager at Price
                                 Waterhouse & Co. Member
                                 of American Institute
                                 of Certified Public
                                 Accountants since 1953.

John H. Dobkin, #                Consultant. Formerly      106           None
P.O. Box 12,                     President of Save
Annandale, NY 12504              Venice, Inc.
2/19/1942                        (preservation
(1998)                           organization) from
                                 2001-2002, Senior
                                 Advisor from June 1999
                                 - June 2000 and
                                 President of Historic
                                 Hudson Valley (historic
                                 preservation) from
                                 December 1989 - May
                                 1999. Previously,
                                 Director of the
                                 National Academy of
                                 Design and during
                                 1988-1992, Director and
                                 Chairman of the Audit
                                 Committee of ACMC.

Michael J. Downey, #             Consultant since          106           Asia Pacific Fund,
c/o Alliance Capital             January 2004. Formerly                  Inc., and The Merger
Management L.P.                  managing partner of                     Fund
Attn:  Philip L. Kirstein        Lexington Capital, LLC
1345 Avenue of the Americas      (investment advisory
New York, NY 10105               firm) from December
1/26/1944                        1997 until December
(2005)                           2003. Prior thereto,
                                 Chairman and CEO of
                                 Prudential Mutual Fund
                                 Management from 1987 to
                                 1993.

D. James Guzy, #                 Chairman of the Board     106           Intel Corporation;
P.O. Box 128                     of PLX Technology                       Cirrus Logic
Glenbrook, NV 89413              (semi-conductors) and                   Corporation
3/7/1936                         of SRC Computers Inc.,                  (semi-conductors);
(2005)                           with which he has been                  Novellus Corporation
                                 associated since prior                  (semi-conductor
                                 to 2001. He is also                     equipment); Micro
                                 President of the Arbor                  Component Technology
                                 Company (private family                 (semi-conductor
                                 investments).                           equipment); the
                                                                         Davis Selected
                                                                         Advisers Group of
                                                                         Mutual Funds; and
                                                                         LogicVision


Marshall C. Turner, Jr., #       Principal of Turner       106           Toppan Photomasks,
220 Montgomery Street            Venture Associates                      Inc.; the George
Penthouse 10                     (venture capital and                    Lucas Educational
San Francisco, CA 94104-3402     consulting) since prior                 Foundation;
10/10/1941                       to 2001. Chairman and                   Chairman of the
(2005)                           CEO, DuPont Photomasks,                 Board of the
                                 Inc., Austin, Texas,                    Smithsonian's
                                 2003-2005, and                          National Museum of
                                 President and CEO since                 Natural History
                                 company acquired, and
                                 name changed to Toppan
                                 Photomasks, Inc. in
                                 2005 (semi-conductor
                                 manufacturing
                                 services).


----------
*    There is no stated term of office for the Fund's Directors.

** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

+ Mr. Mayer is an "interested person," as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.
##   Member of the Fair Value Pricing Committee.

          The Fund's Board of Directors has four standing committees of the Board -- an Audit Committee, a Governance and Nominating Committee, a Fair Value and Pricing Committee and an Independent Directors Committee. The members of the Audit and Governance, Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

          The function of the Audit Committee is to assist the Board of Directors in its oversight of the Portfolio's financial reporting process. The Audit Committee met four times during the Portfolio's most recently completed fiscal year.


          The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board of Directors. The Governance and Nominating Committee met six times during the Portfolio's most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Portfolio's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Portfolio begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background;
(ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected;
(iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of each portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of Alliance's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee met 0 times during the Fund's most recently completed fiscal year.


          The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met six times during the Fund's most recently completed fiscal year.


          The dollar range of the Portfolio's securities owned by each Director and the aggregate dollar range of securities owned in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                           AGGREGATE DOLLAR
                            DOLLAR RANGE                   RANGE OF EQUITY
                            OF EQUITY                      SECURITIES IN THE
                            SECURITIES IN                  ALLIANCEBERNSTEIN
                            THE PORTFOLIO                  FUND COMPLEX AS OF
                            AS OF DECEMBER 31, 2005        DECEMBER 31, 2005
                            -----------------------        -----------------

Marc O. Mayer               None                           Over $100,000
Ruth Block                  $10,001 - $50,000              Over $100,000
David H. Dievler            Over $100,000                  Over $100,000
John H. Dobkin              None                           Over $100,000
Michael J. Downey           None                           Over $100,000
William H. Foulk, Jr.       None                           Over $100,000
D. James Guzy               None                                $50,001-$100,000
Marshall C. Turner, Jr.     None                           Over $100,000

Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.

                     POSITION(S)
NAME AND ADDRESS,*   HELD                    PRINCIPAL OCCUPATION
AND (AGE)            WITH FUND               DURING PAST 5 YEARS
------------------   ---------               -------------------

Marc O. Mayer        President and Chief     See biography above.
10/2/1957            Executive Officer

Philip L. Kirstein   Senior Vice President   Senior Vice President and
5/29/1945            and Independent         Independent Compliance Officer -
                     Compliance Officer      Mutual Funds of ACMC,** with which
                                             he has been associated since
                                             October 2004. Prior thereto, he was
                                             Of Counsel to Kirkpatrick &
                                             Lockhart, LLP from October 2003 to
                                             October 2004, and General Counsel
                                             and First Vice President of Merrill
                                             Lynch Investment Managers, L.P.
                                             since prior to 2001 until March
                                             2003.

Jeffrey S. Phlegar   Vice President          Executive Vice President of ACMC,**
6/28/1966                                    with which he has been associated
                                             since prior to 2001.

Kewjin Yuoh          Vice President          Senior Vice President of ACMC**
3/11/1971                                    since March 2003. Previously, he
                                             was a Vice President of Credit
                                             Suisse Asset Management from 2000
                                             to 2002 and a Vice President of
                                             Brundage, Story & Rose since prior
                                             to 2001.

Emilie D. Wrapp      Secretary               Senior Vice President and Assistant
11/13/1955                                   General Counsel of
                                             AllianceBernstein Investment
                                             Research and Management , Inc.
                                             ("ABIRM"),** with which she has
                                             been associated since prior to
                                             2001.

Andrew L. Gangolf    Assistant Secretary     Senior Vice President and Assistant
8/15/1954                                    General Counsel of ABIRM,** with
                                             which he has been associated since
                                             prior to 2001.

Mark D. Gersten      Treasurer and Chief     Senior Vice President of AGIS** and
10/4/1950            Financial Officer       Vice President of ABIRM,** with
                                             which he has been associated since
                                             prior to 2001.

Vincent S. Noto      Controller              Vice President of AGIS,** with
12/14/1964                                   which he has been associated since
                                             prior to 2001.

----------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

          The Portfolio does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Portfolio. The aggregate compensation paid by the Portfolio to each of the Directors during its fiscal year ended September 30, 2005, the aggregate compensation paid to each of the Directors during calendar year 2005 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Portfolio nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                      Total
                                                      Number of     Total
                                                      Investment    Number of
                                                      Companies     Investment
                                                      in the        Portfolios
                                                      Alliance-     within the
                                                      Bernstein     Alliance-
                                          Total       Fund          Bernstein
                                          Compen-     Complex,      Fund Complex
                                          sation      Including     Including
                           Aggregate      from the    the           the
                           Compensation   Alliance-   Portfolio,    Portfolio,
                           for the Port-  Bernstein   as to         as to
                           folio for the  Fund        which the     which the
                           fiscal year    Complex,    Director is   Director is
                           ended          Including   a Director    a Director
Name of Director           9/30/05        the Trust   or Trustee    or Trustee
---------------            ------------   ---------   -----------   -----------

Marc O. Mayer              $0             $0             37            106
Ruth Block                 $4,964         $240,916       40            106
David H. Dievler           $5,001         $268,371       41            107
John H. Dobkin             $5,260         $261,286       40            106
Michael J. Downey          $3,194         $239,916       40            106
William H. Foulk, Jr.      $8,728         $486,995       42            108
D. James Guzy              $0             $32,000        40            106
Marshall C. Turner, Jr.    $0             $28,500        40            106


          As of January 6, 2006, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Portfolio.

Adviser
-------

          Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Portfolio under the supervision of the Fund's Board of Directors (see "Management of the Funds" in the Prospectus).

          Alliance is a leading global investment management firm supervising client accounts with assets as of September 30, 2005, totaling approximately $555 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.


          Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2005, Alliance Capital Management Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 32.1% of the issued and outstanding units of limited partnership interest in Alliance ("Alliance Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange ("Exchange") under the ticker symbol "AC." Alliance Units do not trade publicly and are subject to significant restrictions on transfer. Alliance Capital Management Corporation ("ACMC") is the general partner of both Alliance and Holding. ACMC owns 100,000 general partnership units in Holding and a 1% general partnership interest in Alliance. ACMC is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.


          As of September 30, 2005, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 60% of the issued and outstanding Alliance Units and approximately 1.8% of the issued and outstanding Holding Units that, including the general partnership interests in Alliance and Holding, represent an economic interest of approximately 61.0% in Alliance. As of September 30, 2005, SCB Partners Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 6.4% of the issued and outstanding Alliance Units.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          Based on information provided by AXA, as of January 31, 2005, approximately 17.62% of the issued ordinary shares (representing 27.99% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of January 31, 2005, 65.72% of the shares (representing 75.42% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 20.90% of the shares of Finaxa (representing 12.89% of the voting power) were owned by BNP Paribas, a French bank. As of January 31, 2005, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.35% of the issued ordinary shares (representing 32.36% of the voting power) of AXA.

          Under the Investment Advisory Contract, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

          The Adviser is, under the Investment Advisory Contract, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

          The Fund has, under the Investment Advisory Contract, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services it may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments will be specifically approved by the Fund's Board of Directors. For the fiscal year ended September 30, 2005, the Portfolio paid to the Adviser a total of $91,771 with respect to such services.

          Under the terms of the Investment Advisory Contract, the Portfolio paid the Adviser a quarterly fee on the first business day of January, April, July and October equal to .15 of 1% (approximately .60 of 1% on an annual basis) of the first $500 million and .125 of 1% (approximately .50 of 1% on an annual basis) of the excess over $500 million of the Portfolio's aggregate net assets valued on the last business day of the previous quarter. Effective as of January 1, 2004, the Adviser voluntarily waived a portion of its advisory fee. The advisory fee waiver reduced the advisory fees to 0.45% on an annual basis of the first $2.5 billion, 0.40% on an annual basis of the excess over $2.5 billion up to $5 billion and 0.35% on an annual basis of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. Effective September 7, 2004, the Board of Directors approved an amendment to the Investment Advisory Contract to reduce the contractual advisory fee to these amounts.

          For the fiscal year ended June 30, 2003, the fiscal period ended September 30, 2003, and the fiscal years ended September 30, 2004 and 2005, the Adviser received under the Investment Advisory Contract, $9,698,623, $2,104,878, $6,173,441 (net of $774,933, which was waived by the Adviser under the agreement with the New York Attorney General), and $4,928,939 (net of $0, which was waived by the Adviser due to the expense limitation agreement and $0, which was waived by the Adviser under the agreement with the New York Attorney General) respectively, as advisory fees from the Portfolio.

          The Investment Advisory Contract became effective on July 22, 1992. The Investment Advisory Contract was approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Investment Advisory Contract or "interested persons" as defined in the 1940 Act of any such party, at a meeting called for such purpose and held on September 11, 1991.

          The Investment Advisory Contract continues in effect provided that such continuance is specifically approved at least annually by a vote of a majority of the Portfolio's outstanding voting securities or by the Fund's Board of Directors, and in either case, by a majority of the Directors who are not parties to the Investment Advisory Contract or interested persons of any such party. Most recently, continuance of the Investment Advisory Contract for an additional annual term was approved by vote, cast in person, by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meeting held on June 15, 2005.

          The Investment Advisory Contract is terminable without penalty on 60 days' written notice, by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Investment Advisory Contract provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AllianceBernstein Global Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China `97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information About the Fund's Portfolio Manager
---------------------------------------------------------

          The management of and investment decisions for the Fund's portfolio are made by the US Investment Grade: Structured Asset Investment Team. Mr. Kewjin Yuoh, Mr. Sean Kellener and Mr. Lipkee Lu are the investment professionals(2) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

----------
(2) Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers are set forth below:

          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(3)

----------
(3) The ranges presented above include any vested shares awarded under Alliance's Partners Compensation Plan and/or the Profit Sharing/401(k) Plan (the "Plans").

          As of September 30, 2005

               Mr. Kewjin Yuoh          None
               Mr. Sean Kelleher        $10,001 - $50,000
               Mr. Lipkee Lu            None


          As of September 30, 2005, Alliance Capital employees had approximately $3,010,647 invested in shares of the Fund and approximately $510,689,000 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan and/or the Partners Compensation Plan, including both vested and unvested amounts.


          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which Mr. Yuoh, Mr. Sean Kelleher and Mr. Lipkee LU also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2005.



----------------------------------------------------------------------------------------------------
                                   REGISTERED INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------
                                         (excluding the Fund)
----------------------------------------------------------------------------------------------------
                                                            Number of            Total Assets
                                                            Registered           of Registered
                    Total Assets of     Total Assets of     Investment           Investment
                    Registered          Registered          Companies Managed    Companies Managed
                    Investment          Investment          with Performance-    with Performance-
Portfolio Manager   Companies Managed   Companies Managed   based Fees           based Fees
----------------------------------------------------------------------------------------------------
Mr. Kewjin Yuoh             3             $1,798,384,000          None                 None
----------------------------------------------------------------------------------------------------
Mr. Sean Kelleher         None                 None               None                 None
----------------------------------------------------------------------------------------------------
Mr. Lipkee Lu             None                 None               None                 None
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------

                                   OTHER POOLED INVESTMENT VEHICLES
----------------------------------------------------------------------------------------------------
                                                            Number of            Total Assets
                                                            Pooled               of Pooled
                    Total Number of     Total Assets of     Investment           Investment
                    Pooled              Pooled              Vehicles Managed     Vehicles Managed
                    Investment          Investment          with Performance-    with Performance-
Portfolio Manager   Vehicles Managed    Vehicles Managed    based Fees           based Fees
----------------------------------------------------------------------------------------------------
Mr. Kewjin Yuoh             1             $223,103,435            None                 None
----------------------------------------------------------------------------------------------------
Mr. Sean Kelleher           4             $759,982,428              2             $546,497,308
----------------------------------------------------------------------------------------------------
Mr. Lipkee Lu             None                None                None                 None
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------

                                            OTHER ACCOUNTS
----------------------------------------------------------------------------------------------------
                                                            Number of Other      Total Assets of
                    Total Number of     Total Assets of     Accounts Managed     Other Accounts
                    Other Accounts      Other Accounts      with Performance-    with Performance-
Portfolio Manager   Managed             Managed             based Fees           based Fees
----------------------------------------------------------------------------------------------------
Mr. Kewjin Yuoh             12          $1,251,556,347              1            $513,155,234
----------------------------------------------------------------------------------------------------
Mr. Sean Kelleher            4             $93,102,831              2             $52,271,502
----------------------------------------------------------------------------------------------------
Mr. Lipkee Lu              None               None                 None                None
----------------------------------------------------------------------------------------------------

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

          As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

          Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

          Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

          Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

          To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

          Alliance's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.

          (iii) Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.(4)

----------
(4) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.

          (iv) Contributions under Alliance's Profit Sharing/401(k) Plan: The contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

--------------------------------------------------------------------------------

                              EXPENSES OF THE FUND

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABIRM the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Portfolio's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares, Class C shares, Class R shares and Class K shares in accordance with a plan of distribution that is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

          During the Portfolio's fiscal year ended September 30, 2005, with respect to Class A shares, the distribution services fees for expenditures payable to the Principal Underwriter amounted to $1,750,717, which constituted ..30%, annualized, of the Portfolio's aggregate average daily net assets attributable to Class A shares during the fiscal year, and the Adviser made payments from its own resources aggregating $321,459. Of the $2,072,176 paid by the Portfolio and the Adviser under the Rule 12b-1 Plan with respect to Class A shares, $220 was spent on advertising, $3,791 on the printing and mailing of prospectuses for persons other than current shareholders, $1,763,206 for compensation to broker-dealers and other financial intermediaries (including $225,421 to the Fund's Principal Underwriter), $74,686 for compensation to sales personnel, and $230,273 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During the Portfolio's fiscal year ended September 30, 2005, with respect to Class B shares, the distribution services fees for expenditures payable to the Principal Underwriter amounted to $1,839,967, which constituted 1%, annualized, of the Portfolio's aggregate average daily net assets attributable to Class B shares during the fiscal year, and the Adviser made payments from its own resources aggregating $0. Of the $1,839,967 paid by the Portfolio and the Adviser under the Rule 12b-1 Plan with respect to Class B shares, $73 was spent on advertising, $1,997 on the printing and mailing of prospectuses for persons other than current shareholders, $482,822 for compensation to broker-dealers and other financial intermediaries (including $66,153 to the Fund's Principal Underwriter), $21,272 for compensation paid to sales personnel, $67,157 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $104,732 was spent on the financing of interest relating to Class B shares, and 1,161,914 was used to offset the distribution service fees paid in prior years.


          During the Portfolio's fiscal year ended September 30, 2005, respectively, with respect to Class C shares, distribution services fees for expenditures payable to the Principal Underwriter amounted to $950,875, which constituted .1%, annualized, of the Portfolio's aggregate average daily net assets attributable to Class C shares during the fiscal year, and the Adviser made payments from its own resources aggregating $67,098. Of the $1,017,973 paid by the Portfolio and the Adviser under the Rule 12b-1 Plan with respect to Class C shares, $0 was spent on advertising, $685 on the printing and mailing of prospectuses for persons other than current shareholders, $977,829 for compensation to broker-dealers and other financial intermediaries (including $30,156 to the Fund's Principal Underwriter), $8,658 for compensation paid to sales personnel, $30,323 was spent on printing of sales literature, travel, entertainment, due diligence, other promotional expenses, and $478 was spent on the financing of interest relating to Class C shares.


          During the Portfolio's fiscal year ended September 30, 2005, with respect to Class R shares, distribution services fees for expenditures payable to the Principal Underwriter amounted to $97, which constituted .50%, annually, of the Portfolio's aggregate average daily net assets attributable to Class R shares during such fiscal year, and the Adviser made payments from its own resources aggregating $250. Of the $347 paid by the Portfolio and the Adviser under the Rule 12b-1 Plan with respect to Class R shares, $0 was spent on advertising, $1 on the printing and mailing of prospectuses for persons other than current shareholders and $180 for compensation to broker-dealers and other financial intermediaries (including $103 to the Fund's Principal Underwriter), $41 for compensation paid to sales personnel, $125 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on financing of interest relating to Class R shares.


          During the Portfolio's fiscal year ended September 30, 2005, the Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $15, which constituted ..25%, annualized, of the Portfolio's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $15 paid by the Portfolio and the Adviser under the Rule 12b-1 Plan with respect to the Class K shares, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $0 for compensation to broker-dealers and other financial intermediaries (including, $0 to the Portfolio's Principal Underwriters), $0 for compensation to sales personnel, $5 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class K shares financing; and $10 may be use to offset the distribution service fees paid in future years.

          Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fee on the Class B shares and Class C shares and distribution services fees on the Class R shares and the Class K shares are the same as those of the initial sales charge and/or distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

          With respect to Class A shares of the Portfolio, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from the Portfolio in subsequent fiscal years. ABIRM's compensation with respect to Class B, Class C, Class R and Class K shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABIRM. Actual distribution expenses for Class B, Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

          Unreimbursed distribution expenses incurred as of the end of the Portfolio's most recently completed fiscal year ended September 30, 2005, and carried over of reimbursement in future years in respect of the Class B, Class C, Class R and Class K shares of the Portfolio were, respectively, $2,777,937 (2.00% of the net assets of Class B), $6,056,243 (7.18% of the net assets of Class C), $410 (1.63% of the net assets of Class R) and $0 (0% of the net assets of Class K).

          The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. ("NASD"), which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          The Agreement will continue in effect provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this Agreement or "interested persons," as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement for an additional annual term at their meeting held on June 15, 2005.

          All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph; and the 12b-1 Plan may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Directors or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

          In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares, Class C shares, Class R shares or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

          AGIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 500 Plaza Drive, Secaucus, NJ 07094 and with operations at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, acts as the Portfolio's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of account holders for each of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the Portfolio. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares, Class R shares, Class K shares, Class I shares and Advisor Class shares. For the fiscal year ended September 30, 2005, the Fund paid AGIS $1,554,400 for transfer agency services.

          AGIS acts as the transfer agent for the Fund. AGIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

          Many Portfolio shares are owned by selected dealers or selected agents (as defined below), financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Portfolio, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolio, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Portfolio, they are included in your Prospectus in the Portfolio expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

          The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

          The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

          Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2005 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under "Investing in the Funds."

General
-------

          Shares of the Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, Alliance and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio. All of the classes of shares of the Portfolio, except the Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and
(iii) the Principal Underwriter.

          Investors may purchase shares of the Portfolio through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolio, including requirements as to the classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Portfolio is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund's Portfolio shares may receive differing compensation for selling different classes of shares.

          In order to open your account, the Portfolio or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Portfolio or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

          Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

          Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

          Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.

          Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolio should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     o Transaction Surveillance Procedures. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

     o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectuses. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

     o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolio, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

          Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

          The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Portfolio suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

          The public offering price of shares of the Portfolio is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

          The respective NAVs of the various classes of shares of the Portfolio are expected to be substantially the same. Under certain circumstances, however, the per share NAVs of the Class B, Class C, and Class R shares will generally be slightly lower than the NAVs of the Class A, Class K, Class I shares and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          The Portfolio will accept unconditional orders for shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Portfolio, stock certificates representing shares of the Portfolio are not issued except upon written request to the Portfolio by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

          Each class of shares of the Portfolio represent an interest in the same portfolio of investments of the Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares, Class C and Class R shares each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I shares and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A, Class R, Class K, Class I and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Portfolio submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances and the Class A, the Class B and the Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of the Portfolio. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for Group Retirement Plans. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Portfolio, the accumulated distribution services fee and CDSCs on Class B shares prior to conversion, or the accumulated distribution services fee and CDSCs on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the Fund's fiscal years ended September 30, 2005 and 2004, the fiscal period ended September 30, 2003, and the fiscal year ended June 30, 2003, the aggregate amount of underwriting commission payable with respect to shares of the Portfolio in each year was $214,718, $524,182, $112,000 and $1,408,916, respectively. Of that amount, the Principal Underwriter received amounts of $9,606, $11,758, $3,507 and $48,272, respectively, representing that portion of the sales charges paid on shares of the Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended September 30, 2005 and 2004, the fiscal period ended September 30, 2003 and the fiscal year ended June 30, 2003, the Principal Underwriter received CDSCs of $7,728, $15,805, $3,972 and $108,249, respectively, on Class A shares, $169,513, $657,982,
$329,394 and $1,116,604, respectively, on Class B shares, and $6,312, $11,394,
$9,534 and $64,753, respectively, on Class C shares.

Class A Shares
--------------

          The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                  Sales Charge
                                  ------------

                                                                 Discount or
                                                                 Commission
                                                   As % of       to Dealers
                                     As % of       the           or Agents of
                                     Net           Public        up to % of
                                     Amount        Offering      Offering
     Amount of Purchase              Invested      Price         Price
     ------------------              --------      -----         -----

     Up to $100,000                  4.44%         4.25%         4.00%
     $100,000 up to $250,000         3.36          3.25          3.00
     $250,000 up to $500,000         2.30          2.25          2.00
     $500,000 up to $1,000,000*      1.78          1.75          1.50

----------
*    There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of your initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge."

          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under Combined Purchase Privilege below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "--Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Portfolio receives the entire NAV of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A shares - Sales at NAV. The Portfolio may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the AllianceBernstein Institutional Management division;

          (ii) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

         (iii) the Adviser, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates;

          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements - Group Retirement Plans."

Class B Shares
--------------

          Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Portfolio will receive the full amount of the investor's purchase payment.

          Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of the shares.

          For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

          Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

          Contingent Deferred Sales Charge. Class B shares that are redeemed within three years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

          For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                               Contingent Deferred Sales Charge
                                              for the Portfolio as a % of Dollar
     Year Since Purchase                           Amount Subject to Charge
     -------------------                           ------------------------

     First                                                 3.0%
     Second                                                2.0%
     Third                                                 1.0%
     Thereafter                                            None

          In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

          Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Portfolio in connection with the sale of Portfolio shares, such as the payment of compensation to selected dealers and agents for selling Portfolio shares. The combination of the CDSC and the distribution services fee enables the Portfolio to sell the Class B shares without a sales charge being deducted at the time of purchase.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Portfolio or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

Class R Shares
--------------

          Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

Class K Shares
--------------

          Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------

          Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain investment advisory clients of, and certain other persons associated with, Alliance and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Advisor Class Shares
--------------------

          Advisor Class shares of the Portfolio may be purchased and held solely
(i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, (iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares -- Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares) or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Portfolio in order to be approved by the Principal Underwriter for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R, or Class K shares.

Conversion of Advisor Class Shares to Class A Shares
----------------------------------------------------

          Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans, qualified state tuition programs and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--Advisor Class Shares," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in a fee-based program or plan that satisfies the requirements to purchase shares set forth under "Purchase of Shares--Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Prospectuses and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Portfolio during the calendar month following the month in which the Portfolio is informed of the occurrence of the Conversion Event. The Portfolio will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fees. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.

          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

          The Portfolio offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Portfolio. In order to enable participants investing through group retirement plans to purchase shares of the Portfolio, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSCs may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Portfolio is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A Shares
--------------

          Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABIRM measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABIRM may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates the Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

          Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A sales at NAV) other than the service fee paid pursuant to the Portfolio's distribution service plan.

Class B Shares
--------------

          Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

Class C Shares
--------------

          Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABIRM in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

Class R Shares
--------------

          Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to a front-end sales charge or CDSC, but are subject to a .50% distribution fee.

Class K Shares
--------------

          Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

Class I Shares
--------------

          Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of Alliance who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

Choosing a Class of Shares for Group Retirement Plans
-----------------------------------------------------

          Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Portfolio's share class eligibility criteria before determining whether to invest.

          It is expected that the Portfolio will eventually offer only Class R, Class K and Class I shares to group retirement plans. Currently, the Portfolio also makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees, and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

          In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

     o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

     o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

     o the lower Rule 12b-1 distribution fees (.25%) and the absence of a CDSC with respect to Class K shares.

          Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

          As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Portfolio must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Portfolio into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of the Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

     Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Global Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
  -AllianceBernstein 2000 Retirement Strategy
  -AllianceBernstein 2005 Retirement Strategy
  -AllianceBernstein 2010 Retirement Strategy
  -AllianceBernstein 2015 Retirement Strategy
  -AllianceBernstein 2020 Retirement Strategy
  -AllianceBernstein 2025 Retirement Strategy
  -AllianceBernstein 2030 Retirement Strategy
  -AllianceBernstein 2035 Retirement Strategy
  -AllianceBernstein 2040 Retirement Strategy
  -AllianceBernstein 2045 Retirement Strategy
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small/Mid Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
    -AllianceBernstein Balanced Wealth Strategy
    -AllianceBernstein Growth Fund
    -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Managed International Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Portfolio may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

               (i)  the investor's current purchase;

               (ii) the NAV (at the close of business on the previous day) of
                    (a) all shares of the Portfolio held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or child under the age of 21 is the participant; and

              (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of the Portfolio worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3.25% rate.

          Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements-Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Portfolio or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Portfolio or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Portfolio, the investor and the investor's spouse each purchase shares of the Portfolio worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Portfolio or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of the Portfolio can obtain a form of Letter of Intent by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Portfolio at the address shown on the cover of this SAI.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Portfolio pursuant to the Portfolio's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan
-----------------------

          A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of the Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Portfolio automatically reinvested in additional shares of the Portfolio.

          Shares of the Portfolio owned by a participant in the Portfolio's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Portfolio's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Portfolio should complete the appropriate portion of the Subscription Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class A, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

          Financial intermediaries market and sell shares of the Portfolio. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolio. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolio may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

          In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

          In the case of Class B shares, ABIRM will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

          In the case of Class C shares, ABIRM will pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

          In the case of Class R shares, up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

          In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.

          In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABIRM may pay a portion of "ticket" or other transactional charges.

          Your financial advisor's firm receives compensation from the Portfolio, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

     o    upfront sales commissions

     o    12b-1 fees

     o    additional distribution support

     o    defrayal of costs for educational seminars and training

     o payments related to providing shareholder record-keeping and/or transfer agency services

          Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

          In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging entertainment and meals.

          For 2006, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17.5 million. In 2005,
ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

          The Portfolio and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Portfolio are included in "Other Expenses" under "Fees and Expenses of the Fund - Annual Fund Operating Expenses" in your Prospectus.

          If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolio, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

          ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

     Advest
     A.G. Edwards
     AIG Financial Advisors
     Ameriprise Financial Services
     AXA Advisors
     Banc of America
     Bank One Securities Corp.
     BNY Investment Center
     Charles Schwab
     Chase Investment Services
     Citicorp Investment Services
     Citigroup Global Markets
     Commonwealth Financial Network
     Independent Financial Marketing Group
     ING Advisors Network
     Legg Mason
     Lincoln Financial Advisors
     Linsco/Private Ledger
     McDonald Investments
     Merrill Lynch
     Morgan Stanley
     Mutual Service Corporation
     National Financial
     National Planning Holdings
     New England Securities
     PFS Investments
     Piper Jaffray
     Raymond James
     RBC Dain Rauscher
     Securities America
     Signator Investors
     SunTrust Bank
     UBS AG
     UBS Financial
     Uvest Financial Services
     Wachovia Securities
     Walnut Street Securities
     Wells Fargo Investments

          Although the Fund may use brokers and dealers who sell shares of the Portfolio to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                       REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under "Investing in the Funds."

          If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Portfolio that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Portfolio has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Portfolio's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Portfolio.

Redemption
----------

          Subject only to the limitations described below, the Fund's Charter requires that the Fund redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Portfolio.

          Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of the Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Portfolio containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact AGIS to confirm whether a Medallion Signature Guarantee is needed.

          To redeem shares of the Portfolio represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Portfolio with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Portfolio for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption by Electronic Funds Transfer. Each Portfolio shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder who has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS (except for certain omnibus accounts). A telephone redemption by electronic funds transfer may not exceed $100,000, and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption by Check. Each Portfolio shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application.

          Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, the Principal Underwriter nor AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Portfolio may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Portfolio to the Principal Underwriter either directly or through a financial intermediary. Neither the Portfolio nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Portfolio as described above is a voluntary service of the Fund, and the Fund may suspend or terminate this practice at any time.

General
-------

          The Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under "Investing in the Funds." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Portfolio that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of the Portfolio through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

          Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $200 monthly minimum.

Exchange Privilege
------------------

          You may exchange your investment in the Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Portfolio for Advisor Class shares of the Portfolio. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, AGIS must receive and confirm a telephone exchange request by 4:00 p.m. Eastern time, on that day.

          Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call AGIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Portfolio for Advisor Class shares of the Portfolio, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

          None of the AllianceBernstein Mutual Funds, the Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of the Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm Ernst & Young, LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her financial intermediary or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Checkwriting
------------

          A new Class A or Class C investor may fill out the Signature Card to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Portfolio by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Portfolio and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

          When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares of the Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

          The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Portfolio's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

          (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealer in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

          The Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

          Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Portfolio's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

          The Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining the Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

          The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

          Subject to the general oversight of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Portfolio. The Adviser makes the decisions for the Portfolio and determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Portfolio or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations. The Portfolio's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis, which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Portfolio, and brokerage commissions are payable with respect to transactions in exchange-traded interest rate futures contracts.

          Most transactions for the Portfolio, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen
(15) principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Portfolio will be principal transactions at net prices and the Portfolio will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in the Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

          The Portfolio has no obligation to enter into transactions in securities with any broker, dealer, issuer, underwriter or other entity. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Portfolio. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relationship to the value of the brokerage and research and statistical services provided by the executing broker. During the fiscal year ended June 30, 2003, the fiscal period ended September 30, 2003, and the fiscal years ended September 30, 2004 and 2005, the Portfolio incurred $0 in brokerage commissions.

          The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. or Advest Inc. ("Advest"), each an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. or Advest is an affiliate of the Adviser. With respect to orders placed with SCB & Co. or Advest for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

Disclosure of Portfolio Holdings
--------------------------------

          The Fund believes that the ideas of Alliance's investment staff should benefit the Portfolio and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of the Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

          Alliance has adopted, on behalf of the Portfolio, policies and procedures relating to disclosure of the Portfolio's portfolio securities. The policies and procedures relating to disclosure of the Portfolio's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Portfolio's operation or useful to the Portfolio's shareholders without compromising the integrity or performance of the Portfolio. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio and its shareholders) are met, the Fund does not provide or permit others to provide information about the Portfolio's portfolio holdings on a selective basis.

          The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Alliance posts portfolio holdings information on Alliance's website (www.AllianceBernstein.com). Alliance posts on the website a complete schedule of the Portfolio's portfolio securities, as of the last day of each fiscal calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the portfolio security. In addition to the schedule of portfolio holdings, Alliance posts information about the number of securities the Portfolio holds, a summary of the Portfolio's top ten holdings (including name and the percentage of the Portfolio's assets invested in each holding), and a percentage breakdown of the Portfolio's investments by credit rating or security type, as applicable approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

          Alliance may distribute or authorize the distribution of information about the Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to Alliance's employees and affiliates that provide services to the Fund. In addition, Alliance may distribute or authorize distribution of information about the Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolio (including, without limitation, pricing services and proxy voting services), and to facilitate the review of the Portfolio by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. Alliance does not expect to disclose information about the Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

          Before any non-public disclosure of information about the Portfolio's portfolio holdings is permitted, however, Alliance's Mutual Fund Compliance Director must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may Alliance or its affiliates receive any consideration or compensation for disclosing the information.

          Alliance has established procedures to ensure that the Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only Alliance's Mutual Fund Compliance Director (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in Alliance's product management group determines that the disclosure serves a legitimate business purpose of the Portfolio and is in the best interest of the Portfolio's shareholders. Alliance's Mutual Fund Compliance Director (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of Alliance or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by Alliance's Mutual Fund Compliance Director (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. Alliance reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with Alliance's policy and any applicable confidentiality agreement. Alliance's Mutual Fund Compliance Director or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, Alliance will promptly terminate the disclosure arrangement.

          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolio's holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Portfolio's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolio's holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

United States Federal Income Taxation of
Dividends and Distributions
----------------------------------------

          General. The Portfolio intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Portfolio must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward currency exchange contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Portfolio's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Portfolio's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Portfolio's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

          If the Portfolio qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

          It is the present policy of the Portfolio to distribute to shareholders all net investment income quarterly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

          The Portfolio will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by the Portfolio during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Portfolio on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

          The information set forth in your Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Portfolio and assumes that the Portfolio qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Portfolio, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

          Dividends and Distributions. The Portfolio intends to make timely distributions of the Portfolio's taxable income (including any net capital gain) so that the Portfolio will not be subject to federal income and excise taxes. Dividends of the Portfolio's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

          Some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals, trusts and estates at the reduced maximum rate of 15% if paid on or before December 31, 2008 (5% for individuals, trusts and estates in lower tax brackets), provided that both the fund and the shareholder satisfy certain holding period and other requirements. Based upon the investment policies of the Portfolio, it is expected that only a small portion, if any, of the Portfolio's distributions would be treated as "qualified dividend income."

          Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Portfolio. Any dividend or distribution received by a shareholder on shares of the Portfolio will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Portfolio. The investment objective of the Portfolio is such that only a small portion, if any, of the Portfolio's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

          After the end of the calendar year, the Portfolio will notify shareholders of the federal income tax status of any distributions made by the Portfolio to shareholders during such year.

          Sales and Redemptions. Any gain or loss arising from a sale or redemption of Portfolio shares generally will be capital gain or loss if the Portfolio shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise, it will be short-term capital gain or loss. If a shareholder has held shares in the Portfolio for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

          Any loss realized by a shareholder on a sale or exchange of shares of the Portfolio will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is so disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

          Qualified Plans. A dividend or capital gains distribution with respect to shares of the Portfolio held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

          Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Portfolio with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          Foreign Taxes. Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Portfolio to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested within various countries is not known.

United States Federal Income Taxation of the Portfolio
------------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to the Portfolio with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Portfolio will be taxed as a regulated investment company for each of its taxable years.

          Zero Coupon Treasury Securities. Under current federal tax law, the Portfolio will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize interest attributable to it under the original issue discount rules of the Code from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payment in cash on the security during the year. Accordingly, the Portfolio may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Portfolio actually received. Such distributions will be made from the cash assets of the Portfolio or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Portfolio may realize a gain or loss from such sales. In the event the Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

          Stripped-Mortgage Related Securities. Certain classes of SMRS which are issued at a discount, the payments of which are subject to acceleration by reason of prepayments of the underlying Mortgage Assets securing such classes, are subject to special rules for determining the portion of the discount at which the class was issued which must be accrued as income each year. Under Code section 1272(a)(6), a principal-only class or a class which receives a portion of the interest and a portion of the principal from the underlying Mortgage Assets is subject to rules which require accrual of interest to be calculated and included in the income of a holder (such as the Portfolio) based on the increase in the present value of the payments remaining on the class, taking into account payments includable in the class's stated redemption price at maturity which are received during the accrual period. For this purpose, the present value calculation is made at the beginning of each accrual period (i) using the yield to maturity determined for the class at the time of its issuance (determined on the basis of compounding at the close of each accrual period and properly adjusted for the length of the accrual period), calculated on the assumption that certain prepayments will occur, and (ii) taking into account any prepayments that have occurred before the close of the accrual period. Since interest included in the Portfolio's income as a result of these rules will have been accrued and not actually paid, the Portfolio may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest it actually received, with possible results as described above.

Other Taxation
--------------

          The Portfolio may be subject to other state and local taxes.

Taxation of Foreign Shareholders
--------------------------------

          The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on a shareholder that is a non-resident alien individual or foreign corporation may be substantially different. A foreign investor should therefore consult his or her own tax adviser for further information as to the United States federal income tax consequences of being a shareholder in the Portfolio.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

          The Fund is a Maryland Corporation organized in 1973 under the name "Alliance Bond Fund, Inc." The name of the Fund became "AllianceBernstein Bond Fund, Inc." on March 31, 2003.

Capitalization
--------------

          The authorized capital stock of the Fund consists of 63,000,000,000 shares of Common Stock having a par value of $.001 per share. All shares of each Portfolio participate equally in dividends and distributions from that Portfolio, including any distributions in the event of a liquidation, and upon redeeming shares, will receive the then current NAV of the Portfolio represented by the redeemed shares less any applicable CDSC. Each share of the Portfolio is entitled to one vote for all purposes. Shares of the Portfolios vote for the election of Directors and on any other matter that affects the Portfolios in substantially the same manner as a single class, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each Portfolio would vote as a separate class. There are no conversion or preemptive rights in connection with any shares of the Portfolio. All shares of the Portfolio when duly issued will be fully paid and non-assessable.

          The authorized capital stock of the Portfolio currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock, 3,000,000,000 shares of Class R Common Stock, 3,000,000,000 shares of Class K Common Stock, 3,000,000,000 shares of Class I Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.001 per share. Each class of shares of the Portfolio represents an interest in the same portfolio of investments, and has the same rights and is identical in all respects, except that expenses related to the distribution of each class are borne solely by each class and each class of shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan which pertain to a particular class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class.

          The Fund's Board of Directors may, without shareholder approval, increase or decrease the number of authorized but unissued shares of the Portfolio's Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class Common Stock.

          The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional portfolios and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional portfolios of shares. Any issuance of shares of another portfolio would be governed by the 1940 Act and the laws of the State of Maryland. If shares of another portfolio were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single portfolio for the election of Directors and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each portfolio would vote as separate portfolios. It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law.

          As of the close of business on January 6, 2006, there were 104,517,810 shares of common stock of the Portfolio outstanding. Of this amount, 74,567,674 shares were Class A shares, 17,497,231 shares were Class B shares, 11,381,588 shares were Class C shares, 3,774 shares were Class R shares, 1,064,681 shares were Advisor Class shares, 1,439 shares were K Class shares and 1,424 shares were Class I shares. To the knowledge of the Portfolio, the following persons owned of record, or beneficially, 5% or more of the outstanding shares of the Portfolio as of January 6, 2006:

Name and Address                     No. of Shares                   % of Class
----------------                     -------------                   ----------

Class A
-------

MLPF&S
For the Sole Benefit
of its Customers
Attn: Fund Admin.
4800 Deer Lake
Drive East - 2nd Floor
Jacksonville, FL 32246-6484              5,978,272                          8.2%

Class B
-------

Citigroup Global Markets
House Account
Attn: Cindy Tempesta
333 W. 34th St. - Fl. 3
New York, NY 10001-2483                    889,623                         5.09%

MLPF&S
For the Sole Benefit
of its Customers
Attn: Fund Admin.
4800 Deer Lake
Drive East - 2nd Floor
Jacksonville, FL 32246-6484              1,822,828                        10.43%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052               1,931,386                        11.05%

First Clearing LLC
Special Custody Acct for the
exclusive benefit of
Customer
10750 Wheat First Dr
Glen Allen, Va 23060-9245                  995,937                         5.70%

Class C
-------

MLPF&S
For the Sole Benefit
of its Customers
Attn: Fund Admin.
4800 Deer Lake
Drive East - 2nd Floor
Jacksonville, FL 32246-6484              2,729,040                        23.99%

Ho Chunk Nation
Attn: Sharon Taylor
P.O. Box 640
Black River Falls, WI 54615-0640         1,259,610                        11.07%

Class I
-------

Alliance Capital Management LP
Attn: Raymond Cardosi
1 N. Lexington Ave
White Plains, NY 10601-1712                  1,425                          100%

Class K
-------

Alliance Capital Management LP
Attn: Raymond Cardosi
1 N. Lexington Ave
White Plains, NY 10601-1712                  1,425                        98.99%

Class R
-------

Alliance Capital Management LP
Attn: Raymond Cardosi
1 N. Lexington Ave
White Plains, NY 10601-1712                  1,401                        37.09%

Reliance Trust Co Cust
FBO Chemic Laboratories Inc. 401k
P.O. Box 48529
Atlanta, GA 30362-1529                       1,374                        36.39%

MG Trust Trustee
Shumate Tri-City LL
700 17th St Ste 300
Denver, CO  80202-3531                         955                        25.29%

Advisor Class
-------------

Frontier Trust Company
FBO Maurice S Mandel Rollover IRA
14 Hillside Avenue
Prt Washington, NY  11050-2747
                                           143,321                        13.41%

Trust for Profit Sharing Plan
Capital Mgmt L.P. Plan K
Attn:  Diana Marotta FL 31
1345 Ave of Americas
New York, NY  10105                        669,018                        62.61%

Custodian
---------

          State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, acts as the Fund's custodian for the assets of the Fund but plays no part in deciding on the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street may enter into subcustodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

          ABIRM, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Portfolio, and as such may solicit orders from the public to purchase shares of the Portfolio. Under the Distribution Services Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the shares of the Fund offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          Ernst & Young LLP, 5 Times Square, New York, New York, 10036, has been appointed as the independent registered public accounting firm for the Fund.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's financial intermediary or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

                        FINANCIAL STATEMENTS AND REPORT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

          The financial statements of AllianceBernstein Bond Fund, Inc. - AllianceBernstein U.S. Government Portfolio for the fiscal year ended September 30, 2005 and the report of Ernst & Young LLP, the independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the Commission on December 8, 2005. It is available without charge upon request by calling AGIS at
(800) 227-4618.

--------------------------------------------------------------------------------

                                   APPENDIX A:
                            STATEMENT OF POLICIES AND
                          PROCEDURES FOR VOTING PROXIES

--------------------------------------------------------------------------------


Introduction
------------

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies
--------------

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures
-----------------------

Proxy Voting Committees
-----------------------

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest
---------------------

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
(iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers
---------------------------------

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, Alliance Capital believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Loaned Securities
-----------------

Many clients of Alliance Capital have entered into securities lending arrangements with agent lenders to generate additional revenue. Alliance Capital will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

Proxy Voting Records
--------------------

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

00250.0157 #629956

[LOGO]                            ALLIANCEBERNSTEIN BOND FUND, INC.
                                  -ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO

--------------------------------------------------------------------------------

c/o Alliance Global Investor Services, Inc.
P. O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
For Literature: Toll Free (800) 227-4618

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 2006

--------------------------------------------------------------------------------

          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated February 1, 2006, for the AllianceBernstein Intermediate Bond Portfolio (the "Portfolio") of AllianceBernstein Bond Fund, Inc. (the "Fund") that offers Class A, Class B, Class C, Class R and Advisor Class shares of the Portfolio and the prospectus dated February 1, 2006 of the Portfolio that offers Class A, Class R, Class K and Class I shares of the Portfolio (each a "Prospectus" and together, the "Prospectuses"). Financial statements for the Portfolio for the year ended October 31, 2005 are included in the Portfolio's annual report to shareholders and are incorporated into the SAI by reference. Copies of the Prospectuses and the Portfolio's annual report may be obtained by contacting Alliance Global Investor Services, Inc., ("AGIS") at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----

Description of the Portfolio.................................................
Management of the Fund.......................................................
Expenses of the Fund.........................................................
Purchase of Shares...........................................................
Redemption and Repurchase of Shares..........................................
Shareholder Services.........................................................
Net Asset Value..............................................................
Portfolio Transactions.......................................................
Dividends, Distributions and Taxes
General Information..........................................................
Financial Statements and Report of
     Independent Registered Public Accounting Firm...........................
Appendix A: Statement of Policies and Procedures
     for Voting Proxies......................................................A-1

----------
(R): This mark is used under license from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------

                          DESCRIPTION OF THE PORTFOLIO

--------------------------------------------------------------------------------

Introduction to the Fund
------------------------

          The Fund's shares are offered in separate series referred to as portfolios. Each portfolio is a separate pool of assets constituting, in effect, a separate open-end management investment company with its own investment objective policies. A shareholder in the portfolio will be entitled to his or her pro-rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares of that portfolio, the shareholder will receive the then current net asset value ("NAV") of that portfolio represented by the redeemed shares.


          The Fund currently has three portfolios: the Portfolio, which is described in this SAI, the AllianceBernstein U.S. Government Portfolio and the AllianceBernstein Corporate Bond Portfolio, each of which is described in a separate statement of additional information.

The Portfolio
-------------

          Except as otherwise indicated, the Portfolio's investment objectives and policies are not designated "fundamental policies" and, therefore, may be changed by the Board of Directors without a shareholder vote. However, the Portfolio will not change its investment objectives without 60 day'prior written notice to its shareholders. There can be, of course, no assurance that the Portfolio will achieve its investment objective.

          The term "net assets," as used in this SAI, means net assets plus any borrowings.

Investment Objective
--------------------

          The Portfolio's investment objective is to generate income and price appreciation without assuming what Alliance considers undue risk.

How the Portfolio Pursues Its Objective
---------------------------------------

          Under normal circumstances, the Portfolio invests at least 80% of its net assets in investment grade fixed-income securities. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio may invest up to 20% of its net assets in below-investment grade securities. The Portfolio may invest without limit in U.S. Dollar-denominated foreign securities and may invest up to 25% of its net assets in securities denominated in currencies other than the U.S. Dollar, whose currency risks will be fully hedged at the time of investment. The Portfolio has the flexibility to invest in long- and short-term fixed-income securities (including debt securities, convertible debt securities and U.S. Government obligations) based on the assessment of Alliance Capital Management L.P. ("Alliance") of prospective cyclical interest rate changes.

          The Portfolio may invest in mortgage-related and other asset-backed securities; loan participations; inflation-protected securities or IPS; restructured securities; variable, floating and inverse floating rate securities; preferred stock; and use other investment techniques.

          The Portfolio may use leverage for investment purposes by entering into reverse repurchase agreements and dollar rolls. The Portfolio may invest without limit in derivatives, such as options, futures, forwards and swaps.

          In the event that the credit rating of a security held by the Portfolio falls below investment grade (or, if in the case of unrated securities, Alliance determines that the quality of a security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of that security and may continue to hold the security if, in the opinion of the Alliance, such investment is appropriate in the circumstances. For additional information about securities ratings, please see "Additional Investment Policies and Practices--Securities Ratings" below.

          The Portfolio will not trade in foreign exchange. However, the Portfolio may trade in foreign exchange in connection with the settlement of purchases and sales of non-U.S. Dollar-denominated securities for the Portfolio. All foreign exchange exposure resulting from these transactions will be hedged back to U.S. Dollars such that the currency exposure of the Portfolio is neutral to its broad-based securities benchmark (the "Benchmark") at all times. However, to facilitate operational efficiency in hedging the Portfolio's currency exposure, deviations of the Portfolio's exposure to each currency versus that of the Benchmark are permitted provided that the deviations shall not exceed, in aggregate, 1% of the Portfolio's total assets at any time.

Additional Investment Policies and Practices
--------------------------------------------

          The following additional investment policies supplement those set forth in the Prospectuses.

Borrowing
---------

          The Portfolio may borrow for temporary purposes (including the purposes mentioned in the preceding sentence) in an amount not exceeding 5% of the value of the total assets of the Portfolio.

Derivatives
-----------

          The Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

          The four principal types of derivatives, which include options, futures, forwards and swaps, as well as the methods in which they may be used by the Portfolio are described below.

          Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. The Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

          Futures. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

          Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forward ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notational amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

          Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of the Portfolio's investment policies.

               -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

               -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

               -- Credit Risk. This is the risk that a loss may be sustained by the Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

               -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

               -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

               -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

          Use of Options, Futures, Forwards and Swaps by the Portfolio.
          -------------------------------------------------------------

          Options on Securities. The Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

          The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. The Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than of the put option it has written.

          The Portfolio may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          By writing a call option, the Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

          The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

          The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities.

          Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

          The Portfolio may write (sell) call and put options and purchase call and put options on securities indexes. If the Portfolio purchases put options on securities indexes to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.

          The purchase of call options on securities indexes may be used by the Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

          Options on Foreign Currencies. The Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          The Portfolio may write options on foreign currencies for hedging purposes or to increase return. For example, where the Portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          Futures Contracts. Futures contracts that the Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities.

          Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

          The Portfolio may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

          Conversely, the Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          The Portfolio may also engage in currency "cross hedging" when, in the opinion Alliance, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

          Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          Options on Futures Contracts. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. exchanges and, will be used only for hedging purposes.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.

          Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

          The Portfolio has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

          Forward Commitments and When-Issued and Delayed Delivery Securities. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, the Portfolio does not pay for the securities until they are received, and the Portfolio is required to create a segregated account with its custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments and "when-issued" or "delayed delivery" commitments.

          Forward commitments include "To be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by GNMA, FNMA or FHLMC (including fixed rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

          The use of forward commitments enables the Portfolio to protect against anticipated changes in exchange rates, interest rates and/or prices. When-issued securities and forward commitments may be sold prior to the settlement date, but the Portfolio enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's net asset value.

          At the time the Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

          The Portfolio will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, the Portfolio may sell these securities before the settlement date if, in the opinion of Alliance, it is deemed advisable as a matter of investment strategy.

          Although the Portfolio does not intend to enter into forward commitments for speculative purposes and the Portfolio intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation). In addition, no interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment.

          Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.


          The Portfolio will enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies. The Portfolio intends to enter into forward currency exchange contracts for hedging purposes similar to those described above in connection with its transactions in foreign currency futures contracts.

          If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, the Portfolio may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

          The Portfolio has established procedures consistent with SEC policies concerning purchases of foreign currency through forward currency exchange contracts. Accordingly, the Portfolio will segregate and mark to market liquid assets in an amount at least equal to the Portfolio's obligations under any forward currency exchange contracts.

          Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio it will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Portfolio is a buyer and no credit event occurs, it will lose its periodic stream of payments over the term of the contract. In addition, the value of the reference obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

          The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing in securities rated below BBB- or Baa3 or not maintaining an average aggregate credit rating of at least A-.


          Interest Rate Transactions. The Portfolio may enter into interest rate swap, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Alliance does not intend to use these transactions in a speculative manner. The Portfolio also may invest in interest rate transaction futures. The Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating.

          Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

          The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to the Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. The Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.

Illiquid Securities and Non-Publicly Traded Securities
------------------------------------------------------

          The Portfolio will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Portfolio's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

          Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

          Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

          Alliance, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, Alliance will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

Investments in Investment Companies
-----------------------------------

          The Portfolio may invest in securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

Lending of Portfolio Securities
-------------------------------

          The Portfolio may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by Alliance to be of good standing, and when, in the judgment of Alliance, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Portfolio may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

          Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay the Portfolio any income from the securities. The Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks.

          The Portfolio will not, however, have the right to vote any securities having voting rights during the existence of the loan. The Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

          The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Loan Participations and Assignments
-----------------------------------

          The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between borrowers and one or more financial institutions ("Lenders"). Such Loans are often referred to as bank loan debt. The Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by Moody's or BBB- or higher by S&P) or higher.

          When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its asset value.

Mortgage-Related Securities and Other Asset-Backed Securities
-------------------------------------------------------------

          The mortgage-related securities in which the Portfolio may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Portfolio) by governmental, government-related or private organizations. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, "to be announced" ("TBA") mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

          Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

          The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestment of monthly payments received by the Portfolio will increase the yield to shareholders compared with bonds that pay interest semi-annually.

          The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

          Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). "FNMA" is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation and oversight by the Office of Federal Housing Enterprise Oversight ("OFHEO"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government whose stock is owned by private stockholders. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States Government.

          Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

          Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

          Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

          Stripped Mortgage-Related Securities. Stripped mortgage-related securities (SMRS) are mortgage related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

          The Portfolio will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

          Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

          "To Be Announced" Mortgaged-Backed Securities. TBA mortgage-backed securities are described in "Derivatives--Forward Commitments and When-Issued and Delayed Delivery Securities" above.

          Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

          Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

          Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Portfolio's ability to buy or sell those securities at any particular time. In addition, the rating agencies have not had experience in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

          As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

          Other Asset-Backed Securities. The Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

          Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.


Preferred Stock
---------------


          The Portfolio may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements
---------------------

          A repurchase agreement is an agreement by which the Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Portfolio monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits the Portfolio to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Portfolio to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by the Portfolio.

          The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Portfolio would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Portfolio may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Portfolio's rights. The Portfolio's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which Alliance 'monitors the creditworthiness of the dealers with which the Portfolio enters into repurchase agreement transactions.

          The Portfolio may enter into repurchase agreements pertaining to the types of securities in which it invests with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New
York) in such securities. There is no percentage restriction on the Portfolio's ability to enter into repurchase agreements. Currently, the Portfolio intends to enter into repurchase agreements only with its custodian and such primary dealers.

Reverse Repurchase Agreements and Dollar Rolls
----------------------------------------------

          Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, the Portfolio sells portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the "interest cost" to the Portfolio of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash.

          Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

          Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Portfolio's common stocks because the Portfolio uses the proceeds to make investments in other fixed-income securities. Use of leverage is considered speculative and has, among other things, the risk that the Portfolio's NAV may be more volatile.

Securities Ratings
------------------

          Securities rated Baa are considered by Moody's to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

          The ratings of fixed-income securities by Moody's, S&P, and Fitch Ratings ("Fitch"), Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

          Alliance will try to reduce the risk inherent in the Portfolio's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. In considering investments for the Portfolio, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

          Non-rated securities will also be considered for investment by the Portfolio when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objectives and policies.

          The Investment Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Portfolio, if a security is rated by two or more rating agencies, the Investment Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Investment Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba, S&P as BBB and Fitch as BB, the Investment Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).


          Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Structured Securities
---------------------

          The Portfolio may invest securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related and other asset-backed securities. The Portfolio's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

          The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

          Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Portfolio's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act.

U.S. Government Securities
--------------------------

          U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association ("GNMA"), the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs
(i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

          U.S. Government securities also include zero coupon securities and principal-only securities and certain stripped mortgage-related securities. Zero coupon securities are described in more detail in "Zero Coupon Securities" below, and stripped mortgage-related securities and principal-only securities are described in more detail in "Mortgage-Related Securities and Other Asset-Backed Securities -Stripped Mortgage-Related Securities" above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

          Inflation-indexed bonds, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          Inflation-indexed bonds tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

          TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

          Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Portfolio that holds the securities.

          U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Variable, Floating and Inverse Floating Rate Securities
-------------------------------------------------------

          These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero Coupon Securities
----------------------

          A zero coupon security pays no interest to its holder during its life. An investor acquires a zero coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero coupon security, the investor receives the face value of the security.

          The Portfolio may invest in zero coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. The Portfolio may also invest in zero coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

          Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero coupon securities purchased by the Portfolio may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Securities and Exchange Commission (the "Commission") has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, unlike those obligations issued under the U.S. Treasury's STRIPS program, should not be included in the Portfolio's categorization of U.S. Government Securities. The Portfolio disagrees with the staff's interpretation but has undertaken that it will not invest in such securities until final resolution of the issue. If such securities are deemed to be U.S. Government Securities, the Portfolio will not be subject to any limitations on their purchase.

          Because zero coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

          Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as "original issue discount" or "OID"). As a result, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, the Portfolio may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Portfolio believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

Certain Risk Considerations
---------------------------

          The value of the Portfolio's shares will be influenced by the factors that generally affect securities, such as the economic and political outlook, earnings, dividends and the supply and demand for various classes of securities. There can be, of course, no assurance that the Portfolio's investment objective will be achieved.

          Risks of Leverage. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that the Portfolio uses the cash proceeds made available during the term of these transactions to make investments in other fixed-income securities. The use of leverage is considered speculative and involves certain risks to the Portfolio's shareholders. These include a higher volatility of the Portfolio's NAV and the relatively greater effect on the NAV caused by favorable or adverse changes in market conditions or interest rates. So long as the Portfolio is able to realize a net return on its investment portfolio that is higher than the carrying costs of these transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize higher current net income than if the Portfolio were not leveraged. To the extent that the carrying costs of these transactions approaches the net return on the Portfolio's investment portfolio, or exceed it, the benefit to the Portfolio's shareholders will be reduced or result in a lower rate of return than if the Portfolio were not leveraged.

          Risks of Investments in Foreign Securities. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

          Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolio will invest and could adversely affect the Portfolio's assets should these conditions or events recur.

          Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Portfolio. Certain countries in which the Portfolio will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

          Certain countries other than those on which the Portfolio will focus its investments may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

          Income from certain investments held by the Portfolio could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. The Portfolio's NAV may also be affected by changes in the rates or methods of taxation applicable to the Portfolio or to entities in which the Fund has invested. Alliance generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Portfolio will not be subject to change.

          For many foreign securities, there are U.S. dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks or trust companies and which market quotations are readily available. ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers. However, by investing in ADRS rather than directly in stock of foreign issuers, the Portfolio can avoid currency risks which might occur during the settlement period for either purchases or sales. The Portfolio may purchase foreign securities directly, as well as through ADRs.

Fundamental Investment Policies
-------------------------------

          The following restrictions supplement those set forth in the Prospectuses for the Portfolio. These restrictions may not be changed without shareholder approval which means the vote of (1) 67% or more of the shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares of the Portfolio, whichever is less.

          The following restrictions provide that the Portfolio may not:

          1. issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;(1)

----------

(1) For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to premitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps, are not deemed to be the issuance of a senior security.

          2. act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended;

          3. purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

          4. purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

          5. make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rule or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act.

          6. concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

     As a fundamental policy, the Fund is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund's assets consist of:


     o    Cash or cash items;
     o    Government securities;
     o    Securities of other investment companies; and
     o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.


--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

Board of Directors Information
------------------------------

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                           PORTFOLIOS
                                                           IN FUND       OTHER
NAME, ADDRESS,                                             COMPLEX       DIRECTORSHIPS
DATE OF BIRTH                    PRINCIPAL OCCUPATION(S)   OVERSEEN      HELD
AND (YEAR ELECTED*)              DURING PAST 5 YEARS       BY DIRECTOR   BY DIRECTOR
------------------------------   -----------------------   -----------   -------------
INTERESTED DIRECTOR

Marc O. Mayer,**                 Executive Vice            106           SCB Partners Inc.;
1345 Avenue of the Americas,     President of Alliance                   SCB, Inc.
New York, NY 10105               Capital Management
10/2/1957                        Corporation ("ACMC")
(2003)                           since 2001 and Chairman
                                 of the Board of
                                 AllianceBernstein
                                 Investment Research and
                                 Management, Inc.
                                 ("ABIRM") since prior
                                 to 2001; prior thereto,
                                 Chief Executive Officer
                                 of Sanford C. Bernstein
                                 & Co., LLC
                                 (institutional research
                                 and brokerage arm of
                                 Bernstein & Co. Inc.)
                                 ("SCB & Co") and its
                                 predecessor since prior
                                 to 2001.

DISINTERESTED DIRECTORS

Chairman of the Board

William H. Foulk, Jr., +,#       Investment Adviser and    108           None
2 Sound View Drive,              an Independent
Suite 100,                       Consultant. He was
Greenwich, CT 06830              formerly Senior Manager
9/7/1932                         of Barrett Associates,
(1998)                           Inc., a registered
                                 investment adviser,
                                 with which he had been
                                 associated since prior
                                 to 2001. He was
                                 formerly Deputy
                                 Comptroller and Chief
                                 Investment Officer of
                                 the State of New York
                                 and, prior thereto,
                                 Chief Investment
                                 Officer of the New York
                                 Bank for Savings.

Ruth Block, ***#                 Formerly Executive Vice   106           None
500 SE Mizner Blvd.,             President and Chief
Boca Raton, FL 33432             Insurance Officer of
11/7/1930                        the Equitable Life
(1987)                           Assurance Society of
                                 the United States;
                                 Chairman and Chief
                                 Executive Officer of
                                 Evlico (insurance);
                                 Director of Avon, BP
                                 (oil and gas), Ecolab
                                 Incorporated (specialty
                                 chemicals), Tandem
                                 Financial Group and
                                 Donaldson, Lufkin &
                                 Jenrette Securities
                                 Corporation; Governor
                                 at Large, National
                                 Association of
                                 Securities Dealers,
                                 Inc.

David H. Dievler,                Independent Consultant.   107           None
P.O. Box 167,                    Until December 1994, he
Spring Lake, NJ 07762            was Senior Vice
10/23/1929                       President of ACMC
(1987)                           responsible for mutual
                                 fund administration.
                                 Prior to joining ACMC
                                 in 1984, he was Chief
                                 Financial Officer of
                                 Eberstadt Asset
                                 Management since 1968.
                                 Prior to that, he was a
                                 Senior Manager at Price
                                 Waterhouse & Co. Member
                                 of American Institute
                                 of Certified Public
                                 Accountants since 1953.

John H. Dobkin, #                Consultant. Formerly      106           None
P.O. Box 12,                     President of Save
Annandale, NY 12504              Venice, Inc.
2/19/1942                        (preservation
(1998)                           organization) from
                                 2001-2002, Senior
                                 Advisor from June 1999
                                 - June 2000 and
                                 President of Historic
                                 Hudson Valley (historic
                                 preservation) from
                                 December 1989 - May
                                 1999. Previously,
                                 Director of the
                                 National Academy of
                                 Design and during
                                 1988-1992, Director and
                                 Chairman of the Audit
                                 Committee of ACMC.

Michael J. Downey, #             Consultant since          106           Asia Pacific Fund,
c/o Alliance Capital             January 2004. Formerly                  Inc., and The Merger
Management L.P.                  managing partner of                     Fund
Attn: Philip L. Kirstein         Lexington Capital, LLC
1345 Avenue of the Americas      (investment advisory
New York, NY 10105               firm) from December
1/26/1944                        1997 until December
(2005)                           2003. Prior thereto,
                                 Chairman and CEO of
                                 Prudential Mutual Fund
                                 Management from 1987 to
                                 1993.

D. James Guzy, #                 Chairman of the Board     106           Intel Corporation
P.O. Box 128                     of PLX Technology                       (semi-conductors);
Glenbrook, NV 89413              (semi-conductors) and                   Cirrus Logic
3/7/1936                         of SRC Computers Inc.,                  Corporation
(2005)                           with which he has been                  (semi-conductors);,
                                 associated since prior                  Novellus Corporation
                                 to 2001. He is also                     (semi-conductor
                                 President of the Arbor                  equipment); Micro
                                 Company (private family                 Component Technology
                                 investments).                           (semi-conductor
                                                                         equipment); the
                                                                         Davis Selected
                                                                         Advisers Group of
                                                                         Mutual Funds; and
                                                                         LogicVision

Marshall C. Turner, Jr., #       Principal of Turner       106           Toppan Photomasks,
220 Montgomery Street            Venture Associates                      Inc.; the George
Penthouse 10                     (venture capital and                    Lucas Educational
San Francisco, CA 94104-3402     consulting) since prior                 Foundation;
10/10/41                         to 2001. Chairman and                   Chairman of the
(2005)                           CEO, DuPont Photomasks,                 Board of the
                                 Inc., Austin, Texas,                    Smithsonian's
                                 2003-2005, and                          National Museum of
                                 President and CEO since                 Natural History
                                 company acquired, and
                                 name changed to Toppan
                                 Photomasks, Inc. in
                                 2005 (semi-conductor
                                 manufacturing
                                 services).


----------
*    There is no stated term of office for the Fund's Directors.
** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.

*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

+    Member of the Fair Value Pricing Committee.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

          The Fund's Board of Directors has four standing committees of the Board -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit and Governance, Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

          The function of the Audit Committee is to assist the Board of Directors in its oversight of the Portfolio's financial reporting process. The Audit Committee met five times during the Portfolio's most recently completed fiscal year.


          The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board of Directors. The Governance and Nominating Committee met six times during the Portfolio's most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Portfolio's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Portfolio begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background;
(ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected;
(iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of each portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of Alliance's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee met 0 times during the Fund's most recently completed fiscal year.

          The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met seven times during the Fund's most recently completed fiscal year.


          The dollar range of the Portfolio's securities owned by each Director and the aggregate dollar range of securities of all the registered investment companies to which Alliance provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                          AGGREGATE DOLLAR
                                                          RANGE OF EQUITY
                                   DOLLAR RANGE OF        SECURITIES IN THE
                                   EQUITY SECURITIES IN   ALLIANCEBERNSTEIN
                                   THE PORTFOLIO AS OF    FUND COMPLEX AS OF
                                   DECEMBER 31, 2005      DECEMBER 31, 2005
                                   -----------------      -----------------

Marc O. Mayer                      None                   Over $100,000
Ruth Block                         None                   Over $100,000
David H. Dievler                   None                   Over $100,000
John H. Dobkin                     None                   Over $100,000
Michael J. Downey                  None                   Over $100,000
William H. Foulk, Jr.              None                   Over $100,000
D. James Guzy                      None                   $50,001-$100,000
Marshall C. Turner, Jr.            None                   Over $100,000

Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS,*      POSITION(S)             PRINCIPAL OCCUPATION
AND DATE OF BIRTH    HELD WITH FUND          DURING PAST 5 YEARS
-----------------    --------------          -------------------

Marc O. Mayer        President and Chief     See biography above.
10/2/1957            Executive Officer

Philip L. Kirstein   Senior Vice President   Senior Vice President and
5/29/1945            and Independent         Independent Compliance Officer of
                     Compliance Officer      the AllianceBernstein Funds, with
                                             which he has been associated since
                                             October 2004. Prior thereto, he was
                                             Of Counsel to Kirkpatrick &
                                             Lockhart, LLP from October 2003 to
                                             October 2004, and General Counsel
                                             of Merrill Lynch Investment
                                             Managers L.P. since prior to 2001
                                             until March 2003.

Jeffrey S. Phlegar   Vice President          Executive Vice President of ACMC**,
6/28/1966                                    with which he has been associated
                                             since prior to 2000.

Alison M. Martier    Vice President          Senior Vice President of ACMC,**
1/29/1957                                    with which she has been associated
                                             since prior to 2001.

Greg Wilensky        Vice President          Vice President of ACMC** and
4/27/1967                                    Director of Stable Value
                                             Investments, with which he has been
                                             associated since prior to 2001.

Emilie D. Wrapp      Secretary               Senior Vice President and Assistant
1/13/1955                                    General Counsel of ABIRM,** with
                                             which she has been associated since
                                             prior to 2001.

Andrew L. Gangolf    Assistant Secretary     Senior Vice President and Assistant
8/15/1954                                    General Counsel of ABIRM,** with
                                             which he has been associated since
                                             prior to 2001.

Mark D. Gersten      Treasurer and Chief     Senior Vice President of AGIS** and
10/4/1950            Financial Officer       Vice President of ABIRM,** with
                                             which he has been associated since
                                             prior to 2001.

Vincent S. Noto      Controller              Vice President of AGIS,** with
12/14/1964                                   which he has been associated since
                                             prior to 2001.

----------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

          The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended October 31, 2005, the aggregate compensation paid to each of the Directors during calendar year 2005 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                      Total
                                                      Number of     Total
                                                      Investment    Number of
                                                      Companies     Investment
                                                      in the        Portfolios
                                                      Alliance-     within the
                                                      Bernstein     Alliance-
                                          Total       Fund          Bernstein
                                          Compen-     Complex,      Fund Complex
                                          sation      Including     Including
                           Aggregate      from the    the           the
                           Compensation   Alliance-   Fund,         Fund,
                           from the Fund  Bernstein   as to         as to
                           for the        Fund        which the     which the
                           Fiscal Year    Complex,    Director is   Director is
                           Ended          Including   a Director    a Director
Name of Director           10/31/05       the Fund    or Trustee    or Trustee
---------------            ------------   ---------   -----------   -----------

Marc O. Mayer             $0                    $0            40          106
Ruth Block                $4,329          $240,916            40          106
David H. Dievler          $4,363          $268,371            41          107
John H. Dobkin            $4,626          $261,286            40          106
Michael J. Downey         $3,329          $239,916            40          106
William H. Foulk, Jr.     $7,801          $486,995            42          108
D. James Guzy             $0               $32,000            40          106
Marshall C. Turner        $0               $28,500            40          106


          As of January 6, 2006, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Portfolio.

Investment Adviser
------------------

          Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Portfolio under the supervision of the Fund's Board of Directors (see "Management of the Funds" in the Prospectuses).

          Alliance is a leading global investment management firm supervising client accounts with assets as of September 30, 2005, totaling approximately $555 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.


          Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2005, Alliance Capital Management Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 32.1% of the issued and outstanding units of limited partnership interest in Alliance ("Alliance Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange ("Exchange") under the ticker symbol "AC." Alliance Units do not trade publicly and are subject to significant restrictions on transfer. Alliance Capital Management Corporation ("ACMC") is the general partner of both Alliance and Holding. ACMC owns 100,000 general partnership units in Holding and a 1% general partnership interest in Alliance. ACMC is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.


          As of September 30, 2005, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 60.0% of the issued and outstanding Alliance Units and approximately 1.8% of the issued and outstanding Holding Units that, including the general partnership interests in Alliance and Holding, represent an economic interest of approximately 61.0% in Alliance. As of September 30, 2005, SCB Partners Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 6.4% of the issued and outstanding Alliance Units.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          Based on information provided by AXA, as of January 31, 2005, approximately 17.62% of the issued ordinary shares (representing 27.99% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of January 31, 2005, 65.72% of the shares (representing 75.42% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 20.90% of the shares of Finaxa (representing 12.89% of the voting power) were owned by BNP Paribas, a French bank. As of January 31, 2005, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.35% of the issued ordinary shares (representing 32.36% of the voting power) of AXA.

          Under the Investment Advisory Contract, Alliance provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Investment Adviser. Alliance or an affiliate also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

          Alliance is, under the Investment Advisory Contract, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

          The Fund has, under the Investment Advisory Contract, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by Alliance, the Fund may employ its own personnel. For such services it may also utilize personnel employed by Alliance or its affiliates and, in such event, the services will be provided to the Fund at cost with the payments specifically approved by the Fund's Board of Directors. For the fiscal year ended October 31, 2005, the cost of certain legal and accounting services amounting to $89,000 provided to the Portfolio by Alliance was waived.

          Under the terms of the Investment Advisory Contract, the Portfolio paid Alliance a monthly fee of 1/12 of .55 of 1% of the Portfolio's average net assets. Effective as of January 1, 2004, Alliance voluntarily waived a portion of its advisory fee. The advisory fee waiver reduced the advisory fee to 0.45% on an annual basis of the first $2.5 billion, 0.40% on an annual basis of the excess over $2.5 billion up to $5 billion and 0.35% on an annual basis of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. Effective September 7, 2004, the Board of Directors approved an amendment to the Investment Advisory Contract to reduce the contractual advisory fee to these amounts. Alliance has contractually agreed to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis .98%, 1.68%, 1.68%, 1.18%, .93%, .68% and .68% of aggregate average net assets, respectively, for Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares. This contractual agreement automatically extends each year unless Alliance provides the Fund written notice 60 days prior to the Fund's fiscal year end.

          For the fiscal year ended June 30, 2003, the fiscal period ended October 31, 2003, and the fiscal years ended October 31, 2004 and 2005, Alliance received under the Investment Advisory Contract the amount of $2,163,652, $831,665, $2,379,224 and $2,045,411, respectively, as advisory fees from the Portfolio. Under the expense limitation undertaking, $1,256,256 was waived and/or reimbursed by Alliance for the fiscal year ended June 30, 2003, $503,850 was waived and/or reimbursed by Alliance for the fiscal period ended October 31, 2003 and $891,919 and $864,770 were waived and/or reimbursed by Alliance for the fiscal years ended October 31, 2004 and 2005, respectively. In addition, for the fiscal years ended October 31, 2004 and 2005, Alliance waived $303,056 and $0, respectively, in accordance with the agreement with the New York Attorney General.

          The Investment Advisory Contract became effective with respect to the Portfolio on July 1, 1999. The Investment Advisory Contract was approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Investment Advisory Contract or "interested persons" as defined in the 1940 Act of any such party, at a meeting called for such purpose and held on September 11, 1991.

          The Investment Advisory Contract continues in effect provided that such continuance is specifically approved at least annually by a vote of a majority of the Portfolio's outstanding voting securities or by the Fund's Board of Directors, and in either case, by a majority of the Directors who are not parties to the Investment Advisory Contract or interested persons of any such party. Most recently, continuance of the Investment Advisory Contract for an additional annual term was approved by vote, cast in person, by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meeting held on June 15, 2005.

          The Investment Advisory Contract is terminable without penalty on 60 days' written notice, by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors or by Alliance on 60 days' written notice, and will automatically terminate in the event of its assignment. The Investment Advisory Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Alliance, or of reckless disregard of its obligations thereunder, Alliance shall not be liable for any action or failure to act in accordance with its duties thereunder.

          Alliance may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AllianceBernstein Global Government Income Trust Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information About the Fund's Portfolio Managers
----------------------------------------------------------

          The management of and investment decisions for the Fund's portfolio are made by the US Investment Grade: Core Fixed Income Investment Team. Mr. Greg Wilensky, Ms. Alison Martier, Mr. Shawn Keegan, Mr. Joran Laird and Mr. Jeffery Phlegar are the investment professionals(2) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

----------
(2) Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of October 31, 2005 are set forth below:

                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(3)
                 ------------------------------------------------

                   Mr. Greg Wilensky           None
                   Ms. Alison Martier          None
                   Mr. Shawn Keegan            None
                   Mr. Joran Laird             None
                   Mr. Jeffery Phlegar         None

----------
(3) The ranges presented above include any vested shares awarded under Alliance's Partners Compensation Plan and/or the Profit Sharing/401(k) Plan (the "Plans").

          As of October 31, 2005, Alliance Capital employees had approximately $494,887,179 invested in shares of all AllianceBernstein Mutual Funds
(excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan and/or the Partners Compensation Plan, including both vested and unvested amounts.

          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of October 31, 2005.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
--------------------------------------------------------------------------------
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                     Number of     Total Assets
                                                     Registered    of Registered
                     Total Number    Total Assets    Investment    Investment
                     of Registered   of Registered   Companies     Companies
                     Investment      Investment      Managed with  Managed with
                     Companies       Companies       Performance-  Performance-
Portfolio Manager    Managed         Managed         based Fees    based Fees
--------------------------------------------------------------------------------

Mr. Greg Wilensky     2              $669,666,297    None          None
--------------------------------------------------------------------------------
Ms. Alison Martier    5            $5,862,254,000    None          None
--------------------------------------------------------------------------------
Mr. Shawn Keegan      4              $627,255,319    None          None
--------------------------------------------------------------------------------
Mr. Joran Laird      None              None          None          None
--------------------------------------------------------------------------------
Mr. Jeffery Phlegar  None              None          None          None

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                     Number of     Total Assets
                                                     Pooled        of Pooled
                     Total Number    Total Assets    Investment    Investment
                     of Pooled       of Pooled       Vehicles      Vehicles
                     Investment      Investment      Managed with  Managed with
                     Vehicles        Vehicles        Performance-  Performance-
Portfolio Manager    Managed         Managed         based Fees    based Fees
--------------------------------------------------------------------------------

Mr. Greg Wilensky    21            $276,066,026      None           None
--------------------------------------------------------------------------------
Ms. Alison Martier    6            $163,309,282      None           None
--------------------------------------------------------------------------------
Mr. Shawn Keegan     27            $413,988,025      None           None
--------------------------------------------------------------------------------
Mr. Joran Laird      None             None           None           None
--------------------------------------------------------------------------------
Mr. Jeffery Phlegar  None             None           None           None


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                 Number
                                                 of Other      Total
                     Total          Total        Accounts      Assets of
                     Number         Assets       Managed       Other Accounts
                     of Other       of Other     with          Managed with
                     Accounts       Managed      Performance-  Performance-
Portfolio Manager    Managed        Accounts     based Fees    based Fees
--------------------------------------------------------------------------------

Mr. Greg Wilensky    32         $2,273,016,245   2             $461,619,715
--------------------------------------------------------------------------------
Ms. Alison Martier   67         $4,882,990,784   None           None
--------------------------------------------------------------------------------
Mr. Shawn Keegan     96         $1,843,028,223   2              $48,077,551
--------------------------------------------------------------------------------
Mr. Joran Laird      11           $150,829,520   None           None
--------------------------------------------------------------------------------
Mr. Jeffery Phlegar   2           $368,022,500   None           None

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

          As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

          Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

          Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

          Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

          To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

          Alliance's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.

          (iii) Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.(4)

----------
(4) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.

          (iv) Contributions under Alliance's Profit Sharing/401(k) Plan: The contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

--------------------------------------------------------------------------------

                              EXPENSES OF THE FUND

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABIRM, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Portfolio's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares, Class C shares, Class R shares and Class K shares in accordance with a plan of distribution that is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

          During the Portfolio's fiscal year ended October 31, 2005, with respect to Class A shares, the distribution services fees for expenditures payable to the Principal Underwriter amounted to $169,888 which constituted ..30%, annually, of the Portfolio's aggregate average daily net assets attributable to Class A shares during the fiscal year, and Alliance made payments from its own resources aggregating $172,742. Of the $342,630 paid by the Portfolio and Alliance under the Rule 12b-1 Plan with respect to Class A shares, $21 was spent on advertising, $484 on the printing and mailing of prospectuses for persons other than current shareholders, $245,718 for compensation to broker-dealers and other financial intermediaries (including $61,755 to the Fund's Principal Underwriter), $39,478 for compensation to sales personnel, and $56,929 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During the Portfolio's fiscal year ended October 31, 2005, with respect to Class B shares, the distribution services fees for expenditures payable to the Principal Underwriter amounted to $557,049, which constituted 1%, annually, of the Portfolio's aggregate average daily net assets attributable to Class B shares during the fiscal year, and Alliance made payments from its own resources aggregating $0. Of the $557,049 paid by the Portfolio and Alliance under the Rule 12b-1 Plan with respect to Class B shares, $0 was spent on advertising, $737 on the printing and mailing of prospectuses for persons other than current shareholders, $157,042 for compensation to broker-dealers and other financial intermediaries (including $23,504 to the Fund's Principal Underwriter), $8,527 for compensation to sales personnel, $23,853 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $26,016 was spent on financing of interest relating to Class B shares and $340,874 was used to offset the distribution service fees paid in prior years.


          During the Portfolio's fiscal year ended October 31, 2005, with respect to Class C shares, the distribution services fees for expenditures payable to the Principal Underwriter amounted to $176,232, which constituted 1%, annually, of the Portfolio's aggregate average daily net assets attributable to Class A shares during the fiscal year, and Alliance made payments from its own resources aggregating $22,089. Of the $198,321 paid by the Portfolio and Alliance under the Rule 12b-1 Plan with respect to Class C shares, $0 was spent on advertising, $161 on the printing and mailing of prospectuses for persons other than current shareholders, $185,083 for compensation to broker-dealers and other financial intermediaries (including $8,465 to the Fund's Principal Underwriter), $4,322 for compensation to sales personnel, $8,596 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $159 was spent on financing of interest relating to Class C shares.


          During the Portfolio's fiscal year ended October 31, 2005, with respect to Class R shares, distribution services fees for expenditures payable to the Principal Underwriter amounted to $72, which constituted .50%, annually, of the Portfolio's aggregate average daily net assets attributable to Class R shares during such fiscal year, and Alliance made payments from its own resources aggregating $66. Of the $138 paid by the Portfolio and Alliance under the Rule 12b-1 Plan with respect to Class R shares, $0 was spent on advertising, $1 on the printing and mailing of prospectuses for persons other than current shareholders and $95 for compensation to broker-dealers and other financial intermediaries (including $62 to the Fund's Principal Underwriter), $0 for compensation paid to sales personnel, $42 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $0 was spent on financing of interest relating to Class R shares.


          During the Fund's fiscal year ended October 31, 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $17, which constituted .25%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and Alliance made payments from its own resources as described above aggregating $0. Of the $17 paid by the Fund and Alliance under the Rule 12b-1 Plan with respect to the Class K shares, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $0 for compensation to broker-dealers and other financial intermediaries (including, $0 to the Fund's Principal Underwriters), $0 for compensation to sales personnel, $5 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class K shares financing and $12 may be used to offset the distribution service fees paid in future years.

          Distribution services fees are accrued daily and paid monthly and charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and respective distribution services fee on the Class B shares and Class C shares and distribution services fees on the Class R shares and the Class K shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

          With respect to Class A shares of the Portfolio, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from the Portfolio in subsequent fiscal years. ABIRM's compensation with respect to Class B, Class C, Class R and Class K shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABIRM. Actual distribution expenses for Class B, Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

          Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal year ended October 31, 2005, and carried over of reimbursement in future years in respect of the Class B, Class C, Class R and Class K shares of the Fund were, respectively, $105,435 (.23% of the net assets of Class B), $396,868 (2.53% of the net assets of Class C), and $328 (2.56% of the net assets of Class R) and $12 (.12% of the net assets of Class
K).

          The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. ("NASD"), which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          Alliance may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          The Agreement will continue in effect provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement for an additional annual term at their meeting held on June 15, 2005.

          All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph, and the 12b-1 Plan may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Directors or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

          In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A, Class B, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

          AGIS, an indirect wholly-owned subsidiary of Alliance, located principally at 500 Plaza Drive, Secaucus, N.J. 07094 with operations at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, acts as the Portfolio's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of account holders for each of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the Portfolio. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A, Class R, Class K, Class I and Advisor Class shares. For the fiscal year ended October 31, 2005, the Fund paid AGIS $908,572 for transfer agency services.

          AGIS acts as the transfer agent for the Fund. AGIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

          Many Portfolio shares are owned by selected dealers or selected agents (as defined below), financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Portfolio, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolio, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Portfolio, they are included in your Prospectus in the Portfolio expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting and Procedures
----------------------------------------------

          The Fund, Alliance and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

          The Fund has adopted Alliance's proxy voting policies and procedures. Alliance's proxy voting policies and procedures are attached as Appendix A.

          Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2005 is available (1) without charge, upon request, by calling (800) 277-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under "Investing in the Funds."

General
-------

          Shares of the Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), or without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, Alliance and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio. All of the classes of shares of the Portfolio, except the Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and
(iii) the Principal Underwriter.

          Investors may purchase shares of the Portfolio either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolio, including requirements as to the classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Portfolio is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund's Portfolio shares may receive differing compensation for selling different classes of shares.

          In order to open your account, the Portfolio or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Portfolio or your financial intermediary is unable to verify the information provided, your account may be closed, and other appropriate action may be taken as permitted by law.

          The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

          Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

          Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

          Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.

          Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolio should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     o Transaction Surveillance Procedures. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

     o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectuses. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

     o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolio, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

          Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

          The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Portfolio suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

          The public offering price of shares of the Portfolio is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Portfolio and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

          The respective NAVs of the various classes of shares of the Portfolio are expected to be substantially the same. However, the NAVs of the Class B, Class C and Class R shares will generally be slightly lower than the NAVs of the Class A, Class K, Class I and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          The Portfolio will accept unconditional orders for shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Portfolio or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payments by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Portfolio are not issued except upon written request to the Portfolio by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Portfolio.

          Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares, Class C and Class R shares each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I shares and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A, Class R, Class K, Class I and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Portfolio submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances, and the Class A, the Class B and the Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of the Portfolio. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for Group Retirement Plans. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Portfolio, the accumulated distribution services fee and CDSCs on Class B shares prior to conversion, or the accumulated distribution services fee and CDSCs on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the Fund's fiscal year ended June 30, 2003, the fiscal period ended October 31, 2003, and the fiscal years ended October 31, 2004 and 2005, the aggregate amount of underwriting commission payable with respect to shares of the Portfolio was $347,433, $111,571, $120,934 and $107,860, respectively. Of that amount the Principal Underwriter received amounts of $16,996, $3,585, $4,297 and $3,906, respectively, representing that portion of the sales charges paid on shares of the Portfolio sold during the year which was not re-allowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal year ended June 30, 2003, the fiscal period ended October 31, 2003, and the fiscal years ended October 31, 2004 and 2005, the Principal Underwriter received CDSCs of $3,950, $16,048, $3,565 and $1,370, respectively, on Class A shares, $262,207, $89,224, $171,225 and $67,205, respectively, on Class B shares, and $16,470, $3,040, $3,406 and $2,002, respectively, on Class C shares.

Class A Shares
--------------

          The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                  Sales Charge
                                  ------------

                                                                 Discount or
                                                                 Commission
                                                   As % of       to Dealers
                                     As % of       the           or Agents
                                     Net           Public        up to % of
                                     Amount        Offering      Offering
     Amount of Purchase              Invested      Price         Price
     ------------------              --------      -----         -----

     Up to $100,000                  4.44%         4.25%         4.00%
     $100,000 up to $250,000         3.36          3.25          3.00
     $250,000 up to $500,000         2.30          2.25          2.00
     $500,000 up to $1,000,000*      1.78          1.75          1.50

----------
* There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge."

          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other AllianceBernstein Mutual Funds (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B or Advisor Class shares as described below under "--Class B Shares--Conversion Feature" and "-- Conversion of Advisor Class Shares to Class A Shares." The Portfolio receives the entire NAV of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. The Principal Underwriter will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A Shares - Sales at NAV. The Portfolio may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of Alliance or its affiliates, including clients and prospective clients of Alliance's AllianceBernstein Institutional Investment Management division;

          (ii) officers and present or former Directors of the Fund or other investment companies managed by Alliance, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of Alliance, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

         (iii) Alliance, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of Alliance, the Principal Underwriter, AGIS and their affiliates;

          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements - Group Retirement Plans."

Class B Shares
--------------

          Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Portfolio will receive the full amount of the investor's purchase payment.

          Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of the shares.

          For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

          Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

          Contingent Deferred Sales Charge. Class B shares that are redeemed within three years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, as are Class A share purchases by certain group retirement plans (see "alternative Purchase Arrangements--Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

          For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                            Contingent Deferred Sales Charge
                                           for the Portfolio as a % of Dollar
          Year Since Purchase                   Amount Subject to Charge
          -------------------                   ------------------------

          First                                           3.0%
          Second                                          2.0%
          Third                                           1.0%
          Thereafter                                      None

          In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

          Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Portfolio in connection with the sale of Portfolio shares, such as the payment of compensation to selected dealers and agents for selling Portfolio shares. The combination of the CDSC and the distribution services fee enables the Portfolio to sell shares without a sales charge being deducted at the time of purchase.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Portfolio or, in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

Class R Shares
--------------

          Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

Class K Shares
--------------

          Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and (i) thus have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------

          Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain investment advisory clients of, and certain other persons associated with, Alliance and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Advisor Class Shares
--------------------

          Advisor Class shares of the Portfolio may be purchased and held solely
(i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, (iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares -- Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Portfolio in order to be approved by the Principal Underwriter for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R, or Class K shares.

Conversion of Advisor Class Shares to Class A Shares
----------------------------------------------------

          Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans, qualified state tuition programs and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--Advisor Class Shares," and by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the program or plan, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--Advisor Class Shares" or
(ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Prospectuses and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Portfolio during the calendar month following the month in which the Portfolio is informed of the occurrence of the Conversion Event. The Portfolio will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.

          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

          The Portfolio offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Portfolio. In order to enable participants investing through group retirement plans to purchase shares of the Portfolio, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSCs may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Portfolio is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A Shares
--------------

          Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABIRM measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABIRM may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates the Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

          Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A sales at NAV) other than the service fee paid pursuant to the Portfolio's distribution service plan.

Class B Shares
--------------

          Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

Class C Shares
--------------

          Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABIRM in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

Class R Shares
--------------

          Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to a front-end sales charge or CDSC, but are subject to a .50% distribution fee.

Class K Shares
--------------

          Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

Class I Shares
--------------

          Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of Alliance who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

Choosing a Class of Shares for Group Retirement Plans
-----------------------------------------------------

          Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Portfolio's share class eligibility criteria before determining whether to invest.

          It is expected that the Portfolio will eventually offer only Class R, Class K and Class I shares to group retirement plans. Currently, the Portfolio also makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares. In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

          o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

          o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

          o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

          Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

          As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Portfolio must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Portfolio into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of the Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

          Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Global Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
  -AllianceBernstein 2000 Retirement Strategy
  -AllianceBernstein 2005 Retirement Strategy
  -AllianceBernstein 2010 Retirement Strategy
  -AllianceBernstein 2015 Retirement Strategy
  -AllianceBernstein 2020 Retirement Strategy
  -AllianceBernstein 2025 Retirement Strategy
  -AllianceBernstein 2030 Retirement Strategy
  -AllianceBernstein 2035 Retirement Strategy
  -AllianceBernstein 2040 Retirement Strategy
  -AllianceBernstein 2045 Retirement Strategy
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small/Mid Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Managed International Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Portfolio may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)  the investor's current purchase;

          (ii) the NAV (at the close of business on the previous day) of (a) all shares of the Portfolio held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBerstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse, or child under the age of 21 is the participant; and

         (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of the Portfolio worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3.25% rate.

          Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in class A shares of the Portfolio or any AllianceBerstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Portfolio or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales changes will not be reduced for purchases made prior to the date the Letter of Intent is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Portfolio, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Portfolio or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of the Portfolio can obtain a form of Letter of Intent by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Portfolio at the address shown on the cover of this SAI.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Portfolio pursuant to the Portfolio's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan
-----------------------

          A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of the Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Portfolio automatically reinvested in additional shares of the Portfolio.

          Shares of the Portfolio owned by a participant in the Portfolio's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Portfolio's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Portfolio should complete the appropriate portion of the Subscription Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class A, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

          Financial intermediaries market and sell shares of the Portfolio. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolio. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolio may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

          In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

          In the case of Class B shares, ABIRM will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

          In the case of Class C shares, ABIRM will pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

          In the case of Class R shares up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

          In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.

          In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABIRM may pay a portion of "ticket" or other transactional charges.

          Your financial advisor's firm receives compensation from the Portfolio, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

          o    upfront sales commissions

          o    12b-1 fees

          o    additional distribution support

          o    defrayal of costs for educational seminars and training

          o payments related to providing shareholder record-keeping and/or transfer agency services

          Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

          In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging entertainment and meals.

          For 2006, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17.5 million. In 2005, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

          The Portfolio and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Portfolio are included in "Other Expenses" under "Fees and Expenses of the Fund - Annual Fund Operating Expenses" in your Prospectus.

          If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolio, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

          ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

          Advest
          A.G. Edwards
          AIG Financial Advisors
          Ameriprise Financial Services
          AXA Advisors
          Banc of America
          Bank One Securities Corp.
          BNY Investment Center
          Charles Schwab
          Chase Investment Services
          Citicorp Investment Services
          Citigroup Global Markets
          Commonwealth Financial Network
          Independent Financial Marketing Group
          ING Advisors Network
          Legg Mason
          Lincoln Financial Advisors
          Linsco/Private Ledger
          McDonald Investments
          Merrill Lynch
          Morgan Stanley
          Mutual Service Corporation
          National Financial
          National Planning Holdings
          New England Securities
          PFS Investments
          Piper Jaffray
          Raymond James
          RBC Dain Rauscher
          Securities America
          Signator Investors
          SunTrust Bank
          UBS AG
          UBS Financial
          Uvest Financial Services
          Wachovia Securities
          Walnut Street Securities
          Wells Fargo Investments

          Although the Fund may use brokers and dealers who sell shares of the Portfolio to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                       REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under "Investing in the Funds." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Portfolio that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Portfolio has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Portfolio's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Portfolio.

Redemption
----------

          Subject only to the limitations described below, the Fund's Charter requires that the Fund redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings), or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Portfolio.

          Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of the Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Portfolio containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact AGIS to confirm whether a Medallion Signature Guarantee is needed.

          To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Portfolio with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Portfolio for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption by Electronic Funds Transfer. Each Portfolio shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS (except for certain omnibus accounts). A telephone redemption by electronic funds transfer may not exceed $100,000, and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption by Check. Each Portfolio shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application.

          Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, Alliance, the Principal Underwriter nor AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Portfolio may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m., Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Portfolio to the Principal Underwriter either directly or through a financial intermediary. Neither the Portfolio nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund, and the Fund may suspend or terminate this practice at any time.

General
-------

          The Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under "Investing in the Funds." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement program, your fee-based program or retirement program may impose requirements with respect to the purchase, sale or exchange of shares of the Portfolio that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of the Portfolio through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

          Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $200 monthly minimum.

Exchange Privilege
------------------

          You may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of Alliance, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of Alliance, the Principal Underwriter, AGIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Portfolio for Advisor Class shares of the Portfolio. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, AGIS must receive and confirm a telephone exchange request by 4:00 p.m. Eastern time, on that day.

          Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call AGIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Portfolio for Advisor Class shares of the Portfolio, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

          None of the AllianceBernstein Mutual Funds, Alliance, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of the Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, Ernst & Young LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her financial intermediary or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Checkwriting
------------

          A new Class A or Class C investor may fill out the Signature Card to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Portfolio by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Portfolio and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

          When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares of the Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

          The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. As noted above, a Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

          (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where Alliance has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, Alliance may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

          The Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

          Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Portfolio's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

          The Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining the Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

          The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

          Subject to the general oversight of the Board of Directors of the Fund, Alliance is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Portfolio. Alliance determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Portfolio or other investment companies managed by Alliance as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

          The Portfolio's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Portfolio, and brokerage commissions are payable with respect to transactions in exchange-traded interest rate futures contracts.

          Most transactions for the Portfolio, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen
(15) principal market maker dealers with whom Alliance maintains regular contact. Most transactions made by the Portfolio will be principal transactions at net prices and the Portfolio will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless Alliance believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in the Portfolio usually will include a concession paid to the underwriter by the issuer, and purchases from dealers serving as market makers will include the spread between the bid and asked price.

          The Portfolio has no obligation to enter into transactions in securities with any broker, dealer, issuer, underwriter or other entity. Where best price and execution may be obtained from more than one broker or dealer, Alliance may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to Alliance. Such services may be used by Alliance for all of its investment advisory accounts and, accordingly, not all such services may be used by Alliance in connection with the Portfolio. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relationship to the value of the brokerage and research and statistical services provided by the executing broker. During the fiscal year ended June 30, 2003, the fiscal period ended October 31, 2003, and the fiscal years ended October 31, 2004 and 2005, the Portfolio incurred [no brokerage commissions].

          The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. or Advest Inc. ("Advest"), each an affiliate of Alliance. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. or Advest is an affiliate of Alliance. With respect to orders placed with SCB & Co. or Advest for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

Disclosure of Portfolio Holdings
--------------------------------

          The Fund believes that the ideas of Alliance's investment staff should benefit the Portfolio and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of the Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

          Alliance has adopted, on behalf of the Portfolio, policies and procedures relating to disclosure of the Portfolio's portfolio securities. The policies and procedures relating to disclosure of the Portfolio's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Portfolio's operation or useful to the Portfolio's shareholders without compromising the integrity or performance of the Portfolio. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio and its shareholders) are met, the Fund does not provide or permit others to provide information about the Portfolio's portfolio holdings on a selective basis.

          The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Alliance posts portfolio holdings information on Alliance's website (www.AllianceBernstein.com). Alliance posts on the website a complete schedule of the Portfolio's portfolio securities, as of the last day of each fiscal calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the portfolio security. In addition to the schedule of portfolio holdings, Alliance posts information about the number of securities the Portfolio holds, a summary of the Portfolio's top ten holdings (including name and the percentage of the Portfolio's assets invested in each holding), and a percentage breakdown of the Portfolio's investments by credit risk or securities type, as applicable, approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

          Alliance may distribute or authorize the distribution of information about the Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to Alliance's employees and affiliates that provide services to the Fund. In addition, Alliance may distribute or authorize distribution of information about the Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolio (including, without limitation, pricing services and proxy voting services), and to facilitate the review of the Portfolio by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. Alliance does not expect to disclose information about the Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

          Before any non-public disclosure of information about the Portfolio's portfolio holdings is permitted, however, Alliance's Mutual Fund Compliance Director must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may Alliance or its affiliates receive any consideration or compensation for disclosing the information.

          Alliance has established procedures to ensure that the Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only Alliance's Mutual Fund Compliance Director (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in Alliance's product management group determines that the disclosure serves a legitimate business purpose of the Portfolio and is in the best interest of the Portfolio's shareholders. Alliance's Mutual Fund Compliance Director (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of Alliance or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by Alliance's Mutual Fund Compliance Director (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. Alliance reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with Alliance's policy and any applicable confidentiality agreement. Alliance's Mutual Fund Compliance Director or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, Alliance will promptly terminate the disclosure arrangement.

          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolio's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Portfolio's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolio's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

          General. The Portfolio intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Portfolio must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward currency exchange contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Portfolio's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Portfolio's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Portfolio's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

          If the Portfolio qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

          It is the present policy of the Fund to distribute to shareholders all net investment income quarterly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

          The Portfolio will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by the Portfolio during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Portfolio on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

          The information set forth in your Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Portfolio and assumes that the Portfolio qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Portfolio, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

          Dividends and Distributions. The Portfolio intends to make timely distributions of the Portfolio's taxable income (including any net capital gain) so that the Portfolio will not be subject to federal income and excise taxes. Dividends of the Portfolio's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

          Some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals, trusts and estates at the reduced maximum rate of 15% if paid on or before December 31, 2008 (5% for individuals, trusts and estates in lower tax brackets), provided that both the fund and the shareholder satisfy certain holding period and other requirements. Based upon the investment policies of the Portfolio, it is expected that only a small portion, if any, of the Portfolio's distributions would be treated as "qualified dividend income."

          Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Portfolio. Any dividend or distribution received by a shareholder on shares of the Portfolio will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Portfolio. The investment objective of the Portfolio is such that only a small portion, if any, of the Portfolio's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

          After the end of the calendar year, the Portfolio will notify shareholders of the federal income tax status of any distributions made by the Portfolio to shareholders during such year.

          Sales and Redemptions. Any gain or loss arising from a sale or redemption of Portfolio shares generally will be capital gain or loss if the Portfolio shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Portfolio for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

          Any loss realized by a shareholder on a sale or exchange of shares of the Portfolio will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is so disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

          Qualified Plans. A dividend or capital gains distribution with respect to shares of the Portfolio held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

          Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Portfolio with his or her correct taxpayer identification number, fails to make certain required certifications or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          Foreign Taxes. Income received by the Portfolio also may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Portfolio to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested within various countries is not known. If more than 50% of the value of the Portfolio's assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), the Portfolio will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by the Portfolio. However, there can be no assurance that the Portfolio will be able to do so. If the Portfolio makes this election, a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign taxes paid by the Portfolio, (ii) treat his or her pro rata share of such foreign taxes as having been paid by him and (iii) either deduct such pro rata share of foreign taxes in computing his or her taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass-through of taxes by the Portfolio. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Portfolio. A shareholder's foreign tax credit with respect to a dividend received from the Portfolio will be disallowed unless the shareholder holds shares in the Portfolio on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Portfolio's taxable year whether the foreign taxes paid by the Portfolio will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

          The federal income tax status of each year's distributions by the Portfolio will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Portfolio
------------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to the Portfolio with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Portfolio will be taxed as a regulated investment company for each of its taxable years.

          Zero Coupon Treasury Securities. Under current federal tax law, the Portfolio will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize interest attributable to it under the original issue discount rules of the Code from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payment in cash on the security during the year. Accordingly, the Portfolio may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Portfolio actually received. Such distributions will be made from the cash assets of the Portfolio or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, Alliance will select which securities to sell. The Portfolio may realize a gain or loss from such sales. In the event the Portfolio realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

          Options, Futures Contracts, and Forward Currency Exchange Contracts. Certain listed options, regulated futures contracts and forward currency exchange contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Portfolio at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Portfolio on section 1256 contracts other than forward currency exchange contracts will be considered 60% long-term and 40% short-term capital gain or loss, although the Portfolio may elect to have the gain or loss it realizes on certain contracts taxed as "section 988" gain or loss. Gain or loss realized by the Portfolio on forward currency exchange contracts generally will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Portfolio's net investment income available to be distributed to shareholders as ordinary income, as described above. The Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

          With respect to over-the-counter put and call options, gain or loss realized by the Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Portfolio will be treated as short-term capital gain or loss. In general, if the Portfolio exercises an option, or if an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

          Gain or loss realized by the Portfolio on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Portfolio's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Portfolio upon termination of an option written by the Portfolio) from the amount received, if any, for or with respect to the option (including any amount received by the Portfolio upon termination of an option held by the Portfolio). In general, if the Portfolio exercises such an option on a foreign currency, or if such an option that the Portfolio has written is exercised, gain or loss on the option will be recognized in the same manner as if the Portfolio had sold the option (or paid another person to assume the Portfolio's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

          Stripped-Mortgage Related Securities. Certain classes of SMRS which are issued at a discount, the payments of which are subject to acceleration by reason of prepayments of the underlying Mortgage Assets securing such classes, are subject to special rules for determining the portion of the discount at which the class was issued which must be accrued as income each year. Under Code section 1272(a)(6), a principal-only class or a class which receives a portion of the interest and a portion of the principal from the underlying Mortgage Assets is subject to rules which require accrual of interest to be calculated and included in the income of a holder (such as the Portfolio) based on the increase in the present value of the payments remaining on the class, taking into account payments includable in the class's stated redemption price at maturity which are received during the accrual period. For this purpose, the present value calculation is made at the beginning of each accrual period (i) using the yield to maturity determined for the class at the time of its issuance (determined on the basis of compounding at the close of each accrual period and properly adjusted for the length of the accrual period), calculated on the assumption that certain prepayments will occur, and (ii) taking into account any prepayments that have occurred before the close of the accrual period. Since interest included in the Portfolio's income as a result of these rules will have been accrued and not actually paid, the Portfolio may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest it actually received, with possible results as described above.

          Currency Fluctuations -- Section 988 Gains and Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward currency exchange contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Portfolio will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Portfolio shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxation
--------------

          The Portfolio may be subject to other state and local taxes.

Taxation of Foreign Shareholders
--------------------------------

          The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on a shareholder which is a non-resident alien individual or foreign corporation may be substantially different. A foreign investor should therefore consult his or her own tax adviser for further information as to the United States federal income tax consequences of being a shareholder in the Portfolio.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

          The Fund is a Maryland Corporation organized in 1973 under the name "Alliance Bond Fund, Inc." The Fund's name became "AllianceBernstein Bond Fund, Inc." on March 31, 2003.

Capitalization
--------------

          The authorized capital stock of the Fund consists of 63,000,000,000 shares of Common Stock having a par value of $.001 per share. All shares of each portfolio participate equally in dividends and distributions from that portfolio, including any distributions in the event of a liquidation and upon redeeming shares, will receive the then current NAV of the Portfolio represented by the redeemed shares less any applicable CDSC. Each share of the portfolio is entitled to one vote for all purposes. Shares of the portfolios vote for the election of Directors and on any other matter that affects the portfolios in substantially the same manner as a single class, except as otherwise required by law. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each portfolio would vote as a separate class. There are no conversion or preemptive rights in connection with any shares of the portfolio. All shares of the Portfolio when duly issued will be fully paid and non-assessable.

          The authorized capital stock of the Portfolio currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock, 3,000,000,000 shares of Class R Common Stock, 3,000,000,000 shares of Class K Common Stock, 3,000,000,000 shares of Class I Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.001 per share. Each class of shares of the Portfolio represents an interest in the same portfolio of investments, and has the same rights and is identical in all respects, except that expenses related to the distribution of each class are borne solely by each class and each class of shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan which pertain to a particular class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders, and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class.

          The Fund's Board of Directors may, without shareholder approval, increase or decrease the number of authorized but unissued shares of the Portfolio's Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class Common Stock.

          The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional portfolios and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional portfolios of shares. Any issuance of shares of another portfolio would be governed by the 1940 Act and the laws of the State of Maryland. If shares of another portfolio were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single portfolio for the election of Directors and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each Portfolio would vote as separate portfolios.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law.

          As of the close of business on January 6, 2006, there were 13,648,323 shares of common stock outstanding, including 5,065,917 Class A shares, 4,174,163 Class B shares, 1,526,792 Class C shares 1,266 Class R shares, 2,878,241 Advisor Class shares, 977 Class K shares and 967 Class I shares outstanding. To the knowledge of the Portfolio, the following persons owned of record or beneficially, 5% or more of the outstanding shares of the Portfolio as of January 6, 2006:

Name and Address                            No. of Shares           % of Class
----------------                            -------------           ----------

Class A Shares
--------------

MLPF&S for the Sole Benefit
  of its Customers
Attn. Fund Administrator
4800 Deer Lake Dr. E FL 2
Jacksonville, FL 32246-6484                    323,272                 6.38%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                     452,304                 8.93%

Union Bank of CA Trust Nominee
Englewood Surgical Associates PA
PSP
P.O. Box 85484
San Diego, CA  92186-5484                      291,612                 5.76%

Union Bank of CA Trust Nominee
Associated Radiologist PA 401K PSP
P.O. Box 85484
San Diego, CA  92186-5484                      258,976                 5.11%

Class B Shares
--------------

MLPF&S for the Sole Benefit
  of its Customers
Attn. Fund Administrator
4800 Deer Lake Dr. E FL 2
Jacksonville, FL 32246-6484                    383,322                 9.19%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                     628,938                15.08%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr
Glen Allen, VA  23060-9245                     277,919                 6.66%

Class C Shares
--------------

MLPF&S for the Sole Benefit
  of its Customers
Attn. Fund Administrator
4800 Deer Lake Dr. E FL 2
Jacksonville, FL 32246-6484                    785,174                51.43%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                     128,816                 8.44%

Class R Shares
--------------

Alliance Capital Management LP
Attn: Raymond Cardosi
1 N. Lexington Ave
White Plains, NY 10601-1712                        949                75.01%

Reliance Trust Co. Cust
FBO Chemic Laboratories Inc 401K
P.O. Box 48529
Atlanta, GA  30362-2529                            299                23.65%

Advisor Class Shares
--------------------

CollegeBoundfund
CBF-Quality Bond Fund
Customized Allocation 529 Plan
500 Plaza Dr.
Secaucus, NJ 07094-3619                      2,867,069                99.73%

Class K Shares
--------------

Alliance Capital Management L.P.
Attn:  Raymond Cardosi
1 N. Lexington Avenue
White Plains, NY  10601-1712                       967                99.01%

Class I Shares
--------------

Alliance Capital Management L.P.
Attn:  Raymond Cardosi
1 N. Lexington Avenue
White Plains, NY  10601-1712                       967               100.00%

Custodian
---------

          State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, acts as the Fund's custodian for the assets of the Fund but plays no part in deciding on the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street may enter into subcustodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

          ABIRM, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Portfolio, and as such may solicit orders from the public to purchase shares of the Portfolio. Under the Distribution Services Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the shares of the Fund offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          Ernst & Young LLP, 5 Times Square, New York, New York, 10036, has been appointed as the independent registered public accounting firm for the Fund.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's financial intermediary or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

        FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC
                                ACCOUNTING FIRM

--------------------------------------------------------------------------------

          The financial statements of AllianceBernstein Bond Fund, Inc. - Intermediate Bond Portfolio for the fiscal year ended October 31, 2005 and the report of Ernst & Young LLP, the independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the Commission on January 9, 2006. It is available without charge upon request by calling AGIS at (800) 227-4618.

--------------------------------------------------------------------------------

                                   APPENDIX A:
                            STATEMENT OF POLICIES AND
                          PROCEDURES FOR VOTING PROXIES

--------------------------------------------------------------------------------


Introduction
------------


As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.


This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.


Proxy Policies
--------------


This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:


Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.


Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.


Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company's auditors.


Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.


Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.


Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.


Anti-Takeover Measures: Alliance Capital believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.


Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.


Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.


Proxy Voting Procedures
-----------------------


Proxy Voting Committees
-----------------------


Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.


Conflicts of Interest
---------------------


Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
(iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.


Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.


Proxies of Certain Non-US Issuers
---------------------------------


Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, Alliance Capital believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.


In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.


Loaned Securities
-----------------


Many clients of Alliance Capital have entered into securities lending arrangements with agent lenders to generate additional revenue. Alliance Capital will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.


Proxy Voting Records
--------------------


You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.


00250.0157 #630168

(LOGO)                           ALLIANCEBERNSTEIN BOND FUND, INC.
                                 -ALLIANCEBERNSTEIN CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------

c/o Alliance Global Investor Services, Inc.
P. O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
For Literature: Toll Free (800) 227-4681

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 2006

--------------------------------------------------------------------------------

          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated February 1, 2006, for the AllianceBernstein Corporate Bond Portfolio (the "Portfolio") of AllianceBernstein Bond Fund, Inc. (the "Fund") that offers Class A, Class B, Class C, Class R and Advisor Class shares of the Portfolio and the prospectus dated February 1, 2006 of the Portfolio that offers the Class A, Class R, Class K and Class I shares of the Portfolio (each a "Prospectus" and together, the "Prospectuses"). Financial statements for the Portfolio for the year ended September 30, 2005 are included in the Portfolio's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses and the Portfolio's annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS
                                -----------------

                                                                         Page

Description of the Portfolio..............................................
Management of the Fund....................................................
Purchase of Shares........................................................
Redemption and Repurchase of Shares.......................................
Shareholder Services......................................................
Net Asset Value...........................................................
Portfolio Transactions....................................................
Dividends, Distributions and Taxes........................................
General Information.......................................................
Financial Statements and Report of
  Independent Registered Public Accounting Firm...........................
Appendix A: Statement of Policies and Procedures
  For Voting Proxies......................................................A-1

----------
(R): This mark is used under license from the owner, Alliance Capital Management L.P.

--------------------------------------------------------------------------------

                          DESCRIPTION OF THE PORTFOLIO

--------------------------------------------------------------------------------

Introduction to the Fund
------------------------

          The Fund's shares are offered in separate series referred to as portfolios. Each portfolio is a separate pool of assets constituting, in effect, a separate open-end management investment company fund with its own investment objectives and policies. A shareholder in a portfolio will be entitled to his or her pro-rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares of that portfolio, the shareholder will receive the then current net asset value ("NAV") of that portfolio represented by the redeemed shares.


          The Fund currently has three portfolios: the Portfolio, which is described in this SAI, the AllianceBernstein U.S. Government Portfolio, and the AllianceBernstein Intermediate Bond Portfolio, each of which is described in a separate statement of additional information.

The Portfolio
-------------

          Except as otherwise indicated, the Portfolio's investment objectives policies are not designated "fundamental policies" and, therefore, may be changed by the Board of Directors without a shareholder vote. However, the Portfolio will not change its investment objectives without 60 day's prior written notice to its shareholders. There can be, of course, no assurance that the Portfolio will achieve its investment objectives.

          The term "net assets," as used in this SAI, means net assets plus any borrowings.

Investment Objective

          General. The Fund's investment objective is to maximize total returns from price appreciation and income.

How the Portfolio Pursues its Objectives
----------------------------------------

          In pursuing its objectives, the Portfolio's policy is to invest in readily marketable securities which give promise of relatively attractive yields, but which do not involve substantial risk of loss of capital. Under normal circumstances, the Portfolio invests at least 80% of its net assets in corporate bonds or other corporate debt securities. This policy may not be changed without 60 days' prior written notice to shareholders. The Portfolio also invests in securities of non-corporate issuers. The Portfolio invests primarily in fixed-income securities considered investment grade, but also invests in below-investment grade securities.

          The Portfolio expects that it will not retain a security that is downgraded below B- (or an equivalent rating), or if unrated, determined by the Investment Adviser to have undergone similar credit quality deterioration subsequent to purchase. For additional information about securities ratings, please see "Additional Investment Policies and Practices - Securities Ratings" below.

          The Fund pursues a more aggressive investment strategy than other corporate bond funds because, among other things, it may invest more of its assets in below investment grade securities. As a result, the Fund may have higher risk because it tends to have greater net asset value volatility than most other corporate bond funds. The Portfolio has complete flexibility as to the types of securities in which it will invest and the relative proportions thereof, and the Portfolio plans to vary the proportions of its holdings of long- and short-term fixed-income securities (including debt securities, convertible debt securities, and U.S. Government (full faith and credit) obligations) in order to reflect its assessment of prospective cyclical changes even if such action may adversely affect current income.

          The Portfolio may invest up to 50% of its total assets in foreign (non-U.S.) fixed-income securities which will consist primarily of corporate fixed-income securities and instruments issued or guaranteed by foreign governments ("Sovereign Debt Obligations"). All of the Portfolio's investments, whether foreign or domestic, are U.S. Dollar denominated. Sovereign Debt Obligations may include, as described below, securities issued in connection with foreign government debt restructurings as well as foreign government loan participations and assignments. The Portfolio's assets may be invested in Sovereign Debt Obligations in the form of foreign government loan participations and assignments, substantially all of which may be high-yield, high-risk debt securities that are rated below investment grade or of comparable quality and unrated, and that are considered to be predominantly speculative as regards the issuer's capacity to pay interest and repay principal. Investors should be aware that there are risks associated with investment by the Portfolio in foreign securities. See "Special Risk Considerations."


          The Portfolio may invest in mortgage-related and other asset-backed securities; loan participation; inflation protected securities, or IPS, structured securities; variable, floating and inverse floating rate instruments; preferred stock; and may use other investment techniques. The Portfolio may use leverage for investment purposes by entering into reverse repurchase agreements and dollar rolls. The Portfolio may invest without limit in derivatives, such as options, futures, forwards and swaps.

Additional Investment Policies and Practices
--------------------------------------------

          The following additional investment policies supplement those set forth in the Prospectus.

          The Portfolio may borrow for temporary purposes to repurchase its securities to meet redemptions in an amount not exceeding 5% of the value of the total assets of the Portfolio.

Derivatives
-----------

          The Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

          The four principal types of derivatives, which include options, futures, forwards and swaps, as well as the methods in which they may be used by the Portfolio are described below.

          Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. The Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

          Futures. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

          Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract.

          Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notational amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

          Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of the Portfolio's investment policies.

               -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

               -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

               -- Credit Risk. This is the risk that a loss may be sustained by the Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolio considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

               -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

               -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

               -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio's investment objective.

               Use of Options, Futures, Forwards and Swaps by the Portfolio.
               ------------------------------------------------------------

          Options on Securities. The Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, the Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

          The Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. The Portfolio will not write uncovered call or put options on securities. A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than of the call option it has written. A put option written by the Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than of the put option it has written.

          The Portfolio may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          By writing a call option, the Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

          The Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

          The Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

          Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.


          The Portfolio may write (sell) call and put options and purchase call and put options on securities indexes.



          If the Portfolio purchases put options on securities indexes to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.



          The purchase of call options on securities indexes may be used by the Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.



          Futures Contracts. Futures contracts that the Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates or financial indices, including any index of U.S. Government securities.

          Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

          Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          Options on Futures Contracts. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Portfolio will be traded on U.S. exchanges and, will be used only for hedging purposes.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities which the Portfolio intends to purchase may be less expensive.

          Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

          The Portfolio has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

          Forward Commitments and When-Issued and Delayed Delivery Securities. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, the Portfolio does not pay for the securities until they are received, and the Portfolio is required to create a segregated account with its custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Portfolio's forward commitments and "when-issued" or "delayed delivery" commitments.

          Forward commitments include "To be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by GNMA, FNMA or FHLMC (including fixed rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

          The use of forward commitments enables the Portfolio to protect against anticipated changes in interest rates and/or prices. When-issued securities and forward commitments may be sold prior to the settlement date, but the Portfolio enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's net asset value.

          At the time the Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

          The Portfolio will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, the Portfolio may sell these securities before the settlement date if, in the opinion of Alliance, it is deemed advisable as a matter of investment strategy.

          Although the Portfolio does not intend to enter into forward commitments for speculative purposes and the Portfolio intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Portfolio's payment obligation). In addition, no interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment.

          Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Portfolio may be either the buyer or seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Portfolio is a buyer and no credit event occurs, the Portfolio it will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Portfolio is a buyer and no credit event occurs, it will lose its periodic stream of payments over the term of the contract. In addition, the value of the reference obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

          The Portfolio will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Portfolio investing (i) less than 80% of its net assets in corporate bonds and other corporate debt securities.

          Interest Rate Transactions. The Portfolio may enter into interest rate swap, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Alliance does not intend to use these transactions in a speculative manner. The Portfolio also may invest in interest rate transaction futures.

          Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

          The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to the Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. The Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.

Illiquid Securities and Non-Publicly Traded Securities
------------------------------------------------------

          The Portfolio will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Portfolio's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Portfolio over-the-counter and the cover for options written by the Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

          Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

          Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

          Alliance, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, Alliance will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

Investments in Investment Companies
-----------------------------------

          The Portfolio may invest in securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

Lending of Portfolio Securities
-------------------------------

          The Portfolio may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by Alliance to be of good standing, and when, in the judgment of Alliance, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Portfolio may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

          Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay the Portfolio any income from the securities. The Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks.

          The Portfolio will not, however, have the right to vote any securities having voting rights during the existence of the loan. The Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

          The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Loan Participations and Assignments
-----------------------------------

          The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between borrowers and one or more financial institutions ("Lenders"). Such Loans are often referred to as bank loan debt. The Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e., Baa3 or higher by Moody's or BBB- or higher by S&P).

          When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its NAV. Further, the assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment.

Mortgage-Related Securities and Other Asset-Backed Securities
-------------------------------------------------------------

          The mortgage-related securities in which the Portfolio may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Portfolio) by governmental, government-related or private organizations. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, "to be announced" ("TBA") mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

          Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

          The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio. The compounding effect from reinvestment of monthly payments received by the Portfolio will increase the yield to shareholders compared with bonds that pay interest semi-annually.

          The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

          Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). "FNMA" is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation and oversight by the Office of Federal Housing Enterprise Oversight ("OFHEO"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC is a corporate instrumentality of the United States Government whose stock is owned by private stockholders. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States Government.

          Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

          Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

          Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

          Stripped Mortgage-Related Securities. Stripped mortgage-related securities (SMRS) are mortgage related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

          Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

          Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating-rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

          "To Be Announced" Mortgaged-Backed Securities. TBA mortgage-backed securities are described in "Derivatives--Forward Commitments and When-Issued and Delayed Delivery Securities" above.

          Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

          Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

          Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Portfolio's ability to buy or sell those securities at any particular time. In addition, the rating agencies have not had experience in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

          As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

          Other Asset-Backed Securities. The Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

          Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Preferred Stock
---------------


          The Portfolio may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Reverse Repurchase Agreements and Dollar Rolls
----------------------------------------------

          Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, the Portfolio sells portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the "interest cost" to the Portfolio of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash.

          Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

          Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Portfolio's common stocks because the Portfolio uses the proceeds to make investments in other fixed-income securities. Use of leverage is considered speculative and has, among other things, the risk that the Portfolio's NAV may be more volatile.

Securities Ratings
------------------

          The ratings of fixed-income securities by nationally recognized statistical rating organizations including Standard & Poor's Rating Services, Moody's Investors Services, Inc., and Fitch Ratings ("Fitch"), Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.


          The Investment Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Portfolio, if a security is rated by two or more rating agencies, the Investment Adviser will deem the security to be rated at the highest rating. For example, if a security is is rated by two or more rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Investment Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba, S&P as BBB and Fitch as BB, the Investment Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).


          Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Structured Securities
---------------------

          The Portfolio may invest securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this SAI, such as mortgage-related and other asset-backed securities. The Portfolio's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

          The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

          Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Portfolio's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act described under "Investment in Other Investment Companies."

U.S. Government Securities
--------------------------

          U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association ("GNMA"), the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs
(i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

          U.S. Government securities also include zero coupon securities and principal-only securities and certain stripped mortgage-related securities. Zero coupon securities are described in more detail in "Zero Coupon Securities" below, and stripped mortgage-related securities and principal-only securities are described in more detail in "Mortgage-Related Securities and Other Asset-Backed Securities -Stripped Mortgage-Related Securities" above. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

          Inflation-indexed bonds, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          Inflation-indexed bonds tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

          TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

          Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Portfolio that holds the securities.

          U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Variable, Floating and Inverse Floating Rate Securities
-------------------------------------------------------

          These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero Coupon Securities
----------------------

          A zero coupon security pays no interest to its holder during its life. An investor acquires a zero coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero coupon security, the investor receives the face value of the security.

          The Portfolio may invest in zero coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. The Portfolio may also invest in zero coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

          Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero coupon securities purchased by the Portfolio may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Securities and Exchange Commission (the "Commission") has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, unlike those obligations issued under the U.S. Treasury's STRIPS program, should not be included in the Portfolio's categorization of U.S. Government Securities. The Portfolio disagrees with the staff's interpretation but has undertaken that it will not invest in such securities until final resolution of the issue. If such securities are deemed to be U.S. Government Securities, the Portfolio will not be subject to any limitations on their purchase.

          Because zero coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

          Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as "original issue discount" or "OID"). As a result, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, the Portfolio may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year. The Portfolio believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

          Special Risk Considerations. Securities rated Baa1-Baa3 are considered by Moody's to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba1 or BB+ and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

          The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

          The Investment Adviser will try to reduce the risk inherent in the Portfolio's investment approach through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Investment Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolio, the Investment Adviser will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Investment Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

          Non-rated securities will also be considered for investment by the Portfolio when the Investment Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objectives and policies.

          In seeking to achieve the Portfolio's primary objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

          Extent of Trading. No established secondary markets may exist for many of the Sovereign Debt Obligations in which the Portfolio will invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain Sovereign Debt Obligations may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many Sovereign Debt Obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

          Economic and Political Factors. By investing in Sovereign Debt Obligations, the Portfolio will be exposed to the direct or indirect consequences of political, social and economic change in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

          Many countries providing investment opportunities for the Portfolio have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

          Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Portfolio will invest in most cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and restructuring of certain indebtedness. Restructuring arrangements have included, among other things, obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

          Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested in the restructuring and rescheduling of these obligations to extend further loans to the issuers. The interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

          The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners could also adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that a country receives payments for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

          To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to those forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

          Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt Obligations.

          Expropriation, confiscatory taxation, nationalization, political or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Portfolio may invest and could adversely affect the Portfolio's assets should these conditions or events recur.

          Investment Controls and Repatriation. Foreign investment in certain Sovereign Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain Sovereign Debt Obligations and increase the costs and expenses of the Portfolio. Certain countries in which the Portfolio may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

          Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of the sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. Investing in local markets may require the Portfolio to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Portfolio.

          Other Characteristics of Investment in Foreign Issues. Foreign securities investments are affected by changes in currency rates or exchange control regulations as well as by changes in governmental administration, economic or monetary policy (in the United States or abroad) and changed circumstances in dealings between nations. Currency exchange rate movements will increase or reduce the U.S. dollar value of the Portfolio's net assets and income attributable to foreign securities. Costs are incurred in connection with conversion of currencies held by the Portfolio.

          There may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers, and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations.

          Foreign issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Portfolio may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

          Risks of Leverage. The Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that the Portfolio uses the cash proceeds made available during the term of these transactions to make investments in other fixed-income securities. The use of leverage is considered speculative and involves certain risks to the Portfolio's shareholders. These include a higher volatility of the Portfolio's NAV and the relatively greater effect on the NAV caused by favorable or adverse changes in market conditions or interest rates. So long as the Portfolio is able to realize a net return on its investment portfolio that is higher than the carrying costs of these transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize higher current net income than if the Portfolio were not leveraged. To the extent that the carrying costs of these transactions approaches the net return on the Portfolio's investment portfolio, or exceed it, the benefit to the Portfolio's shareholders will be reduced or result in a lower rate of return than if the Portfolio were not leveraged.

          Fundamental Investment Policies. The following restrictions supplement those already discussed. These restrictions may not be changed without shareholder approval which means the vote of (1) 67% or more of the shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares of the Portfolio, whichever is less.

          The following restrictions provide that the Portfolio may not:

          1. make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rule or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

          2. concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

          3. act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended;

          4. purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts;

          5. purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business; or

          6. issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.(1)

----------

(1) For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to premitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps, are not deemed to be the issuance of a senior security.


          As a fundamental policy, the Portfolio is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund's assets consist of:


     o    Cash or cash items;
     o    Government securities;
     o    Securities of other investment companies; and
     o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Portfolio.


          The foregoing percentage limitations will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of such security.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

Board of Directors Information
------------------------------

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                         PORTFOLIOS              OTHER
NAME, ADDRESS,                                                           IN FUND                 DIRECTORSHIPS
DATE OF BIRTH                        PRINCIPAL OCCUPATION(S) DURING      COMPLEX OVERSEEN        HELD
AND (YEAR ELECTED*)                  PAST 5 YEARS                        BY DIRECTOR             BY DIRECTOR
-------------------                  ------------                        -----------             -----------

INTERESTED DIRECTOR

Marc O. Mayer, **                    Executive Vice President of         106                     SCB Partners Inc.;
1345 Avenue of the Americas,         Alliance Capital Management                                 SCB, Inc.
New York, NY 10105                   Corporation ("ACMC") since 2001
10/2/1957                            and Chairman of the Board of
(2003)                               AllianceBernstein Investment
                                     Research and Management, Inc.
                                     ("ABIRM") since prior to 2001;
                                     prior thereto, Chief Executive
                                     Officer of Sanford C. Bernstein &
                                     Co., LLC (institutional research
                                     and brokerage arm of Bernstein &
                                     Co. Inc.) ("SCB & Co") and its
                                     predecessor since prior to 2001.

DISINTERESTED DIRECTORS

Chairman of the Board

William H. Foulk, Jr., #+            Investment Adviser and an           108                     None
2 Sound View Drive,                  Independent Consultant.  He was
Suite 100,                           formerly Senior Manager of
Greenwich, CT 06830                  Barrett Associates, Inc., a
9/7/1932                             registered investment adviser,
(1998)                               with which he had been associated
                                     since prior to 2001.  He was
                                     formerly Deputy Comptroller and
                                     Chief Executive Officer of the
                                     State of New York and, prior
                                     thereto, Chief Investment Officer
                                     of the New York Bank for Savings.

Ruth Block, ***#                     Formerly Executive Vice President   106                     None
500 SE Mizner Blvd.,                 and Chief Insurance Officer of
Boca Raton, FL 33432                 The Equitable Life Assurance
11/7/1930                            Society of the United States;
(1987)                               Chairman and Chief Executive
                                     Officer of Evlico (insurance);
                                     Director of Avon, BP (oil and
                                     gas), Ecolab Incorporated
                                     (specialty chemicals), Tandem
                                     Financial Group and Donaldson,
                                     Lufkin & Jenrette Securities
                                     Corporation; Governor at Large,
                                     National Association of
                                     Securities Dealers, Inc.

David H. Dievler, #                  Independent Consultant.  Until      107                     None
P.O. Box 167,                        December 1994 he was Senior Vice
Spring Lake, NJ 07762                President of ACMC responsible for
10/23/1929                           mutual fund administration.
(1987)                               Prior to joining ACMC in 1984, he
                                     was Chief Financial Officer of
                                     Eberstadt Asset Management since
                                     1968.  Prior to that, he was a
                                     Senior Manager at Price
                                     Waterhouse & Co. Member of
                                     American Institute of Certified
                                     Public Accountants since 1953.

John H. Dobkin, #                    Consultant.  Formerly President     106                     None
P.O. Box 12,                         of Save Venice, Inc.
Annandale, NY 12504                  (preservation organization) from
2/19/1942                            2001-2002, Senior Advisor from
(1998)                               June 1999 - June 2000 and
                                     President of Historic Hudson
                                     Valley (historic preservation)
                                     from December 1989 - May 1999.
                                     Previously, Director of the
                                     National Academy of Design and
                                     during 1988-1992, Director and
                                     Chairman of the Audit Committee
                                     of ACMC.

Michael J. Downey, #                 Consultant since January 2004.      106                     Asia Pacific Fund,
c/o Alliance Capital Management      Formerly managing partner of                                Inc., and The Merger
L.P.                                 Lexington Capital, LLC                                      Fund
Attn: Philip L. Kirstein             (investment advisory firm) from
1345 Avenue of the Americas,         1997 until December 2003.  Prior
New York, NY 10105                   thereto, Chairman and CEO of
1/26/1944                            Prudential Mutual Fund Management
(2005)                               from 1987 to 1993.

D. James Guzy, #                     Chairman of the Board of PLX        106                     Intel Corporation
P.O. Box 128                         Technology (semi-conductors) and                            (semi-conductors);
Glenbrook, NV 89413                  of SRC Computers Inc., with which                           Cirrus Logic
3/7/1936                             he has been associated since                                Corporation
(2005)                               prior to 2001.  He is also                                  (semi-conductors);
                                     President of the Arbor Company                              Novellus Corporation
                                     (private family investments).                               (semi-conductor
                                                                                                 equipment); Micro
                                                                                                 Component Technology
                                                                                                 (semi-conductor
                                                                                                 equipment); the
                                                                                                 Davis Selected
                                                                                                 Advisers Group of
                                                                                                 Mutual Funds; and
                                                                                                 LogicVision

Marshall C. Turner, Jr., #           Principal of Turner Venture         106                     Toppan Photomasks,
220 Montgomery Street                Associates (venture capital and                             Inc.; the George
Penthouse 10                         consulting) since prior to 2001.                            Lucas Educational
San Francisco, CA 94104-3402         Chairman and CEO, DuPont                                    Foundation;
10/10/1941                           Photomasks, Inc., Austin, Texas,                            Chairman of the
(2005)                               2003-2005, and President and CEO                            Board of the
                                     since company acquired, and name                            Smithsonian's
                                     changed to Toppan Photomasks,                               National Museum of
                                     Inc. in 2005 (semi-conductor                                Natural History
                                     manufacturing services).


----------
*    There is no stated term of office for the Fund's Directors.
** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.

*** Ms. Block was an "interested person", as defined in the 1940 Act, from July 22, 1992 until October 21, 2004 by reason of her ownership of securities of a control person of the Adviser. Ms. Block received shares of The Equitable Companies Incorporated ("Equitable") as part of the demutualization of The Equitable Life Assurance Society of the United States in 1992. Ms. Block's Equitable shares were subsequently converted through a corporate action into American Depositary Shares of AXA, which were sold for approximately $2,400 on October 21, 2004. Equitable and AXA are control persons of the Adviser.

+    Member of the Fair Value Pricing Committee.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

          The Fund's Board of Directors has four standing committees of the Board -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit and Governance, Nominating, Fair Value Pricing and Independent Directors Committees are identified above.


          The function of the Audit Committee is to assist the Board of Directors in its oversight of the Portfolio's financial reporting process. The Audit Committee met four times during the Portfolio's most recently completed fiscal year.

          The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board of Directors. The Governance and Nominating Committee met six times during the Portfolio's most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Portfolio's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Portfolio begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background;
(ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected;
(iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of each portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of Alliance's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee met 0 times during the Fund's most recently completed fiscal year.

          The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met six times during the Fund's most recently completed fiscal year.


          The dollar range of the Portfolio's securities owned by each Director and the aggregate dollar range of securities of all the registered investment companies to which the Investment Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                 AGGREGATE DOLLAR
                          DOLLAR RANGE OF        RANGE OF EQUITY
                          EQUITY SECURITIES      SECURITIES IN THE
                          IN THE PORTFOLIO AS    ALLIANCEBERNSTEIN FUND
                          OF DECEMBER 31, 2005   COMPLEX AS OF DECEMBER 31, 2005
                          --------------------   -------------------------------

Marc O. Mayer             $10,000-$50,000        Over $100,000
Ruth Block                $50,001 - $100,000     Over $100,000
David H. Dievler          None                   Over $100,000
John H. Dobkin            None                   Over $100,000
Michael J. Downey         None                   Over $100,000
William H. Foulk, Jr.     None                   Over $100,000
D. James Guzy             None                        $50,001-$100,000
Marshall C. Turner, Jr.   None                   Over $100,000

Officer Information
-------------------

          Certain information concerning the Fund's officers is set forth below.


NAME ,ADDRESS,*                     POSITION(S) HELD                    PRINCIPAL OCCUPATION
AND DATE OF BIRTH                   WITH FUND                           DURING PAST 5 YEARS
-----------------                   ---------                           -------------------

Marc O. Mayer,                      President and Chief Executive       See biography above.
10/2/1957                           Officer

Philip L. Kirstein,                 Senior Vice President and           Senior Vice President and Independent
5/29/1945                           Independent Compliance Officer      Compliance Officer of ACMC,** with which
                                                                        he has been associated since October
                                                                        2004.  Prior thereto, he was Of Counsel to
                                                                        Kirkpatrick & Lockhart, LLP from October
                                                                        2003 to October 2004, and General Counsel
                                                                        of Merrill Lynch Investment Managers L.P.
                                                                        since prior to 2001 until March 2003.


Jeffrey S. Phlegar                  Vice President                      Executive Vice President of ACMC,** with
                                                                        which he has been associated since prior
                                                                        to 2001.

Lawrence J. Shaw,                   Vice President                      Senior Vice President of ACMC,** with
2/9/1951                                                                which he has been associated since prior
                                                                        to 2001.

Michael A. Snyder,                  Vice President                      Senior Vice President of ACMC** since May
4/18/1962                                                               2001. Previously he was a Managing
                                                                        Director in the high yield asset
                                                                        management group at Donaldson, Lufkin &
                                                                        Jenrette Corporation since prior to 2001.

Emilie D. Wrapp                     Secretary                           Senior Vice President and Assistant General
11/13/1955                                                              Counsel of AllianceBernstein Investment
                                                                        Research & Management, Inc. ("ABIRM"),** with
                                                                        which she has been associated since prior to
                                                                        2001.

Andrew L. Gangolf,                  Assistant Secretary                 Senior Vice President and Assistant
8/15/1954                                                               General Counsel of AllianceBernstein
                                                                        Investment Research & Management, Inc.
                                                                        ("ABIRM"),** with which he has been
                                                                        associated since prior to 2001.

Mark D. Gersten,                    Treasurer and Chief Financial       Senior Vice President of AGIS** and Vice
10/4/1950                           Officer                             President of ABIRM,** with which he has
                                                                        been associated since prior to 2001.

Vincent S. Noto,                    Controller                          Vice President of AGIS,** with which he
12/14/1964                                                              has been associated since prior to 2001.


----------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
**   ACMC, ABIRM, AGIS and SCB & Co. are affiliates of the Fund.

          The Portfolio does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Portfolio. The aggregate compensation paid by the Portfolio to each of the Directors during its fiscal year ended September 30, 2005, the aggregate compensation paid to each of the Directors during calendar year 2005 by AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Portfolio nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                     Total
                                                                     Number of
                                                                     Investment
                                                                     Portfolios
                                                      Total          within
                                                      Number of      the
                                                      Investment     Alliance-
                                                      Companies      Bernstein
                                                      in the         Fund
                                                      Alliance-      Complex,
                                       Total          Bernstein      Including
                       Aggregate       Compensation   Fund Complex,  the
                       Compensation    from the       Including the  Portfolio,
                       from the        Alliance-      Portfolio,     as to
                       Portfolio       Bernstein      as to which    which the
                       for the Fiscal  Fund Complex,  the Director   Director is
                       Year Ended      Including      is a Director  a Director
Name of Director       9/30/04         the Portfolio  or Trustee     or Trustee
----------------       -------------   -------------  ----------     ----------

Marc O. Mayer            $    0         $      0          40          106
Ruth Block               $4,964         $240,916          40          106
David H. Dievler         $5,001         $268,371          41          107
John H. Dobkin           $5,260         $261,286          40          106
Michael J. Downey        $3,194         $239,916          40          106
William H. Foulk, Jr.    $8,728         $486,995          42          108
D. James Guzy            $    0         $ 32,000          40          106
Marshall C. Turner       $    0         $ 28,500          40          106


          As of January 6, 2006, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Portfolio.

Investment Adviser
------------------

          Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Portfolio under the supervision of the Fund's Board of Directors (see "Management of the Funds" in the Prospectus).

          Alliance is a leading global investment management firm supervising client accounts with assets as of September 30, 2005, totaling approximately $555 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.


          Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2005, Alliance Capital Management Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 32.1% of the issued and outstanding units of limited partnership interest in Alliance ("Alliance Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange ("Exchange") under the ticker symbol "AC." Alliance Units do not trade publicly and are subject to significant restrictions on transfer. Alliance Capital Management Corporation ("ACMC") is the general partner of both Alliance and Holding. ACMC owns 100,000 general partnership units in Holding and a 1% general partnership interest in Alliance. ACMC is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.


          As of September 30, 2005, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 60.0% of the issued and outstanding Alliance Units and approximately 1.8% of the issued and outstanding Holding Units that, including the general partnership interests in Alliance and Holding, represent an economic interest of approximately 61.0% in Alliance. As of September 30, 2005, SCB Partners, Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 6.4% of the issued and outstanding Alliance Units.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          Based on information provided by AXA, as of January 31, 2005, approximately 17.62% of the issued ordinary shares (representing 27.99% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. As of January 31, 2005, 65.72% of the shares (representing 75.42% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 20.90% of the shares of Finaxa (representing 12.89% of the voting power) were owned by BNP Paribas, a French bank. As of January 31, 2005, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.35% of the issued ordinary shares (representing 32.36% of the voting power) of AXA.

          Under the Investment Advisory Contract, the Investment Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Investment Adviser. The Investment Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

          The Investment Adviser is, under the Investment Advisory Contract, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

          The Fund has, under the Investment Advisory Contract, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Investment Adviser, the Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Investment Adviser or its affiliates, and, in such event, the services will be provided to the Fund at cost with the payments specifically approved by the Fund's Board of Directors. For the fiscal year ended September 30, 2005, the Portfolio paid to the Investment Adviser a total of $92,000 with respect to such services.

          Under the terms of the Investment Advisory Contract, the Portfolio paid the Investment Adviser a monthly fee of 1/12 of .625 of 1% of the first $500 million of the Portfolio's average net assets and 1/12 of .50 of 1% of the excess over $500 million of such average net assets. Effective as of January 1, 2004, the Investment Adviser voluntarily waived a portion of its advisory fee. The advisory fee waiver reduced the advisory fees to 0.50% on an annual basis of the first $2.5 billion, 0.45% on an annual basis of the excess over $2.5 billion up to $5 billion and 0.40% on an annual basis of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. Effective September 7, 2004 the Board of Directors approved an amendment to the Investment Advisory Contract to reduce the contractual advisory fees to these amounts.

          For the fiscal year ended June 30, 2003, the fiscal period ended September 30, 2003 and the fiscal years ended September 30, 2004 and 2005, the Investment Adviser received under the Investment Advisory Contract the amounts of $6,127,526, $1,524,079, $5,041,843 (net of $426,912, which was waived by the
Investment Adviser under the agreement with the New York Attorney General), and $4,195,799 (net of $0, which was waived by the Adviser due to the expense limitation agreement and $0, which was waived by the Adviser under the agreement with the New York Attorney General), respectively.

          The Investment Advisory Contract became effective on July 22, 1992. The Investment Advisory Contract was approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Investment Advisory Contract or "interested persons" as defined in the 1940 Act of any such party, at a meeting called for such purpose and held on September 11, 1991.

          The Investment Advisory Contract continues in effect provided that such continuance is specifically approved at least annually by a vote of a majority of the Portfolio's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Investment Advisory Contract or interested persons of any such party. Most recently, continuance of the Investment Advisory Contract for an additional annual term was approved by vote, cast in person, by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meeting held on June 15, 2005.

          The Investment Advisory Contract is terminable without penalty on 60 days' written notice, by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors or by the Investment Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Investment Advisory Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or of reckless disregard of its obligations thereunder, the Investment Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          The Investment Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies:
AllianceBernstein Global Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information About the Fund's Portfolio Managers
----------------------------------------------------------

          The management of and investment decisions for the Fund's portfolio are made by the US Investment Grade: Corporate Bond and US High Yield Investment Team. Mr. Lawrence Shaw and Mr. Michael Snyder are the investment professionals(2) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

----------
(2) Investment professionals at Alliance include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

                  The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of September 30, 2005 are set forth below:

                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(3)
                ------------------------------------------------

                    Mr. Lawrence Shaw                  None
                    Mr. Michael Snyder                 None

----------
(3) The ranges presented above include any vested shares awarded under Alliance's Partners Compensation Plan and/or the Profit Sharing/401(k) Plan (the "Plans").


          As of September 30, 2005, Alliance Capital employees had approximately $2,771,000 invested in shares of the Fund and approximately $510,689,000 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan and/or the Partners Compensation Plan, including both vested and unvested amounts.

          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2005.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
--------------------------------------------------------------------------------
                              (excluding the Fund)
--------------------------------------------------------------------------------
                                                     Number of     Total Assets
                                                     Registered    of Registered
                     Total Number    Total Assets    Investment    Investment
                     of Registered   of Registered   Companies     Companies
                     Investment      Investment      Managed with  Managed with
                     Companies       Companies       Performance-  Performance-
Portfolio Manager    Managed         Managed         based Fees    based Fees
--------------------------------------------------------------------------------

Mr. Lawrence Shaw    None            None            None          None
--------------------------------------------------------------------------------
Mr. Michael Synder   4               $397,002,000    None          None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                     Number of     Total Assets
                                                     Pooled        of Pooled
                     Total Number    Total Assets    Investment    Investment
                     of Pooled       of Pooled       Vehicles      Vehicles
                     Investment      Investment      Managed with  Managed with
                     Vehicles        Vehicles        Performance-  Performance-
Portfolio Manager    Managed         Managed         based Fees    based Fees
--------------------------------------------------------------------------------

Mr. Lawrence Shaw    None            None            None          None
--------------------------------------------------------------------------------
Mr. Michael Synder   19              $184,648,572    None          None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                     Number
                                                     of Other     Total
                     Total          Total            Accounts     Assets of
                     Number         Assets           Managed      Other Accounts
                     of Other       of Other         with         Managed with
                     Accounts       Managed          Performance- Performance-
Portfolio Manager    Managed        Accounts         based Fees   based Fees
-----------------------------------------------------------------------------

Mr. Lawrence Shaw    8               $3,216,347,455  None          None
--------------------------------------------------------------------------------
Mr. Michael Synder   1               $72,718,522     None          None
--------------------------------------------------------------------------------

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

          As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

          Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

          Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

          Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

          To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

          Alliance's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.

          (iii) Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.(4)

----------
(4) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.

          (iv) Contributions under Alliance's Profit Sharing/401(k) Plan: The contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

Distribution Services Agreement
-------------------------------

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABIRM, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Portfolio's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares, Class C shares, Class R shares and Class K shares in accordance with a plan of distribution that is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

          During the Portfolio's fiscal year ended September 30, 2005, with respect to Class A shares, the distribution services fees for expenditures payable to the Principal Underwriter amounted to $1,518,380, which constituted 0.30%, annually, of the Portfolio's aggregate average daily net assets attributable to Class A shares during the fiscal year, and the Investment Adviser made payments from its own resources aggregating $953,541. Of the $2,471,921 paid by the Portfolio and the Investment Adviser under the Rule 12b-1 Plan with respect to Class A shares, $0 was spent on advertising, $4,139 on the printing and mailing of prospectuses for persons other than current shareholders, $1,859,201 for compensation to broker-dealers and other financial intermediaries (including $418,160 to the Fund's Principal Underwriter), $186,977 for compensation to sales personnel, and $421,604 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During the Portfolio's fiscal year ended September 30, 2005, with respect to Class B shares, distribution services fees for expenditures payable to the Principal Underwriter amounted to $2,092,750, which constituted 1.00%, annually, of the Portfolio's aggregate average daily net assets attributable to Class B shares during such fiscal year, and the Investment Adviser made payments from its own resources aggregating $0. Of the $2,092,750 paid by the Portfolio and the Investment Adviser under the Rule 12b-1 Plan with respect to Class B shares, $120 was spent on advertising, $1,947 on the printing and mailing of prospectuses for persons other than current shareholders, $745,285 for compensation to broker-dealers and other financial intermediaries (including $96,880 to the Fund's Principal Underwriter), $39,979 for compensation paid to sales personnel, $96,875 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $138,155 was spent on financing of interest relating to Class B shares, and $1,070,389 was used to offset the distribution service fees paid in prior years.


          During the Portfolio's fiscal year ended September 30, 2005, with respect to Class C shares, distribution services fees for expenditures payable to the Principal Underwriter amounted to $1,202,567, which constituted 1.00%, annually, of the Portfolio's aggregate average daily net assets attributable to Class C shares during such fiscal year, and the Investment Adviser made payments from its own resources aggregating $207,692. Of the $1,410,259 paid by the Portfolio and the Investment Adviser under the Rule 12b-1 Plan with respect to Class C shares, $98 was spent on advertising, $1,023 on the printing and mailing of prospectuses for persons other than current shareholders, $1,278,528 for compensation to broker-dealers and other financial intermediaries (including $93,638 to the Fund's Principal Underwriter), $35,801 for compensation paid to sales personnel, $ 92,509 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $2,300 was spent on financing of interest relating to Class C shares.


          During the Portfolio's fiscal year ended September 30, 2005, with respect to Class R shares, distribution services fees for expenditures payable to the Principal Underwriter amounted to $113, which constituted 0.50%, annually, of the Portfolio's aggregate average daily net assets attributable to Class R shares during such fiscal year, and the Investment Adviser made payments from its own resources aggregating $868. Of the $981 paid by the Portfolio and the Investment Adviser under the Rule 12b-1 Plan with respect to Class R shares, $0 was spent on advertising, $1 on the printing and mailing of prospectuses for persons other than current shareholders and $601 for compensation to broker-dealers and other financial intermediaries (including $402 to the Fund's Principal Underwriter), $0 for compensation paid to sales personnel, $379 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on financing of interest relating to Class R shares.


          During the Fund's fiscal year ended September 30 2005, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class K shares, in amounts aggregating $15, which constituted .25%, annualized, of the Fund's aggregate average daily net assets attributable to Class K shares during the period, and the Adviser made payments from its own resources as described above aggregating $0. Of the $15 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class K shares, $0 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $0 for compensation to broker-dealers and other financial intermediaries (including, $0 to the Fund's Principal Underwriters), $0 for compensation to sales personnel, $0 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class K shares financing and $15 may be used to offset the distribution service fee paid in future years.

          Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fee on the Class B shares and Class C shares and the distribution services fees on Class R shares and Class K shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

          With respect to Class A shares of the Portfolio, distribution expenses accrued by ABIRM in one fiscal year may not be paid from distribution services fees received from the Portfolio in subsequent fiscal years. ABIRM's compensation with respect to Class B, Class C, Class R and Class K shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABIRM. Actual distribution expenses for Class B, Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABIRM and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

          Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal year ended September 30, 2005, and carried over of reimbursement in future years in respect of the Class B, Class C, Class R and Class K shares of the Fund were, respectively, $10,981,689 (6.74% of the net assets of Class B), $5,575,481 (5.04% of the net assets of Class C), and $1,744 (5.30% of the net assets of Class R) and $0 (0% of the net assets of Class K).

          The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. ("NASD") which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          The Investment Adviser may, from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          The Agreement will continue in effect provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement for an additional annual term at their meeting held on June 15, 2005.

          All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph; and the Agreement may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Directors or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

          In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares, Class C shares, Class R shares or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

          AGIS, an indirect wholly-owned subsidiary of the Investment Adviser, located principally at 500 Plaza Drive, Secaucus, NJ 07094 and with operations at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, acts as the Portfolio's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of account holders for each of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the Portfolio. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares. For the fiscal year ended September 30, 2005, the Portfolio paid AGIS $651,716 for transfer agency services.

          AGIS acts as the transfer agent for the Fund. AGIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

          Many Portfolio shares are owned by selected brokers or selected agents (as defined below), financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Portfolio, ABIRM and/or Alliance pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolio, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Portfolio, they are included in your Prospectus in the Portfolio expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from Alliance or ABIRM for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

          The Fund, the Investment Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

          The Fund has adopted the Investment Adviser's proxy voting policies and procedures. The Investment Adviser's proxy voting policies and procedures are attached as Appendix A.

          Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2005, is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds."

General
-------

          Shares of the Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, Alliance and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio. All of the classes of shares of the Portfolio, except the Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), or
(iii) the Principal Underwriter.

          Investors may purchase shares of the Fund either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Portfolio is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling different classes of shares.

          In order to open your account, the Portfolio or your financial intermediary, is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Portfolio or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

          Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

          Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

          Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.

          Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolio should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     o Transaction Surveillance Procedures. The Fund, through its agents, ABIRM and AGIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

     o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectuses. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

     o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolio, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

          Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

          The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Portfolio suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

          The public offering price of shares of the Portfolio is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Portfolio and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

          The respective NAVs of the various classes of shares of the Portfolio are expected to be substantially the same. However, the NAVs of the Class B, Class C and Class R, shares will generally be slightly lower than the NAVs of the Class A, Class K, Class I and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          The Portfolio will accept unconditional orders for shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Portfolio or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Portfolio are not issued except upon written request to the Portfolio by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Portfolio.

          Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I shares and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than that borne by Class A, Class R, Class K, Class I and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Portfolio submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances and the Class A, the Class B and the Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of the Portfolio. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for Group Retirement Plans. See "Alternative Purchase Arrangements-Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Portfolio, the accumulated distribution services fee and CDSCs on Class B shares prior to conversion, or the accumulated distribution services fee and CDSCs on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the Fund's fiscal year ended September 30, 2005 and 2004, the fiscal period ended September 30, 2003, and the fiscal year ended June 30, 2003, the aggregate amount of underwriting commission payable with respect to shares of the Portfolio in each year was $422,679, $426,533, $140,094 and $579,184, respectively. Of that amount, the Principal Underwriter received amounts of $21,699, $21,917, $8,003 and $29,192, respectively, representing that portion of the sales charges paid on shares of the Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal year ended September 30, 2005 and 2004, the fiscal period ended September 30, 2003, and the fiscal year ended June 30, 2003, the Principal Underwriter received CDSCs of $9,210, $13,383, $3,000 and $9,048, respectively, on Class A shares, $151,258, $26,815, $148,768 and $598,146, respectively, on Class B shares, and $13,877, $13,910, $5,678 and $46,997, respectively, on Class C shares.

Class A Shares
--------------

          The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                  Sales Charge
                                  ------------

                                                                 Discount or
                                                                 Commission
                                                   As % of       to Dealers
                                     As % of       the           or Agents
                                     Net           Public        up to % of
                                     Amount        Offering      Offering
     Amount of Purchase              Invested      Price         Price
     ------------------              --------      -----         -----

     Up to $100,000                  4.44%         4.25%         4.00%
     $100,000 up to $250,000         3.36          3.25          3.00
     $250,000 up to $500,000         2.30          2.25          2.00
     $500,000 up to $1,000,000*      1.78          1.75          1.50

----------
* There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "-- Contingent Deferred Sales Charge."

          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other AllianceBernstein Mutual Funds (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "--Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Portfolio receives the entire NAV of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A Shares - Sales at NAV. The Portfolio may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of the Investment Adviser or its affiliates, including clients and prospective clients of the Investment Adviser's AllianceBernstein Institutional Management division;

          (ii) officers and present or former Directors of the Fund or other investment companies managed by the Investment Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Investment Adviser, the Principal Underwriter, AGIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

         (iii) the Investment Adviser, Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of the Investment Adviser, the Principal Underwriter, AGIS and their affiliates;

          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements - Group Retirement Plans."

Class B Shares
--------------

          Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Portfolio will receive the full amount of the investor's purchase payment.

          Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of the shares.

          For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

          Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

          Contingent Deferred Sales Charge. Class B shares that are redeemed within three years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain retirement plans (see "Alternative Purchase Agreements - Group Retirement plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

          For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                           Contingent Deferred Sales Charge
                                          for the Portfolio as a % of Dollar
          Year Since Purchase                  Amount Subject to Charge
          -------------------                  ------------------------

          First                                     3.0%
          Second                                    2.0%
          Third                                     1.0%
          Thereafter                                None

          In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

          Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Portfolio in connection with the sale of shares, such as the payment of compensation to selected dealers and agents for selling Portfolio shares. The combination of the CDSC and the distribution services fee enables the Portfolio to sell the shares without a sales charge being deducted at the time of purchase.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs -- Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Portfolio or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

Class R Shares
--------------

          Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

Class K Shares
--------------

                  Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------

          Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain investment advisory clients of, and certain other persons associated with, Alliance and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Advisor Class Shares
--------------------

          Advisor Class shares of the Portfolio may be purchased and held solely
(i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, (iii) by the categories of investors described in clauses (i) through (iv) under "Class A shares -- Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Portfolio in order to be approved by the Principal Underwriter for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R, or Class K shares.

Conversion of Advisor Class Shares to Class A Shares
----------------------------------------------------

          Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans, qualified state tuition programs and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--Advisor Class Shares," and by investment advisory clients of, and certain other persons associated with, the Investment Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, that satisfies the requirements to purchase shares set forth under "Purchase of Shares -- Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in your Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Portfolio during the calendar month following the month in which the Portfolio is informed of the occurrence of the Conversion Event. The Portfolio will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.

          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

          The Portfolio offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Portfolio. In order to enable participants investing through group retirement plans to purchase shares of the Portfolio, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSCs may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Portfolio is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A Shares
--------------

          Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for the purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABIRM measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABIRM may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates the Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

          Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A sales at NAV) other than the service fee paid pursuant to the Portfolio's distribution service plan.

Class B Shares
--------------

          Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

Class C Shares
--------------

          Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABIRM in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

Class R Shares
--------------

          Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to a front-end sales charge or CDSC, but are subject to a .50% distribution fee.

Class K Shares
--------------

          Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

Class I Shares
--------------

          Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of Alliance who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

Choosing a Class of Shares for Group Retirement Plans
-----------------------------------------------------

          Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Portfolio's share class eligibility criteria before determining whether to invest.

          It is expected that the Portfolio will eventually offer only Class R, Class K and Class I shares to group retirement plans. Currently, the Portfolio also makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

          In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

          o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

          o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

          o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

          Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

          As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Portfolio must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Portfolio into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of the Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

          Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Global Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
  -AllianceBernstein 2000 Retirement Strategy
  -AllianceBernstein 2005 Retirement Strategy
  -AllianceBernstein 2010 Retirement Strategy
  -AllianceBernstein 2015 Retirement Strategy
  -AllianceBernstein 2020 Retirement Strategy
  -AllianceBernstein 2025 Retirement Strategy
  -AllianceBernstein 2030 Retirement Strategy
  -AllianceBernstein 2035 Retirement Strategy
  -AllianceBernstein 2040 Retirement Strategy
  -AllianceBernstein 2045 Retirement Strategy
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small/Mid Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Managed International Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Portfolio may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)  the investor's current purchase;

          (ii) the NAV (at the close of business on the previous day) of (a) all shares of the Portfolio held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse, or child under the age of 21 is the participant; and

         (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of the Portfolio worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3.25% rate.

          Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Portfolio or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Portfolio or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Portfolio, the investor and the investor's spouse each purchase shares of the Portfolio worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Portfolio or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of the Portfolio can obtain a form of Letter of Intent by contacting AGIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Portfolio at the address shown on the cover of this SAI.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Portfolio pursuant to the Portfolio's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan
-----------------------

          A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of the Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Portfolio automatically reinvested in additional shares of the Portfolio.

          Shares of the Portfolio owned by a participant in the Portfolio's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Portfolio's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Portfolio should complete the appropriate portion of the Subscription Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class A, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

          Financial intermediaries market and sell shares of the Portfolio. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolio. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolio may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

          In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABIRM to financial intermediaries selling Class A shares. ABIRM may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

          In the case of Class B shares, ABIRM will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

          In the case of Class C shares, ABIRM will pay, at the time of your purchase, a commission to firms selling Class C Shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

          In the case of Class R shares up to 100% of the Rule 12b-1 fee applicable to Class R shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R shares.

          In the case of Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class K shares.

          In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABIRM may pay a portion of "ticket" or other transactional charges.

          Your financial advisor's firm receives compensation from the Portfolio, ABIRM and/or Alliance in several ways from various sources, which include some or all of the following:

          o    upfront sales commissions

          o    12b-1 fees

          o    additional distribution support

          o    defrayal of costs for educational seminars and training

          o payments related to providing shareholder record-keeping and/or transfer agency services

          Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

          In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABIRM, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging entertainment and meals.

          For 2006, ABIRM's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $17.5 million. In 2005, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABIRM access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABIRM's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

          The Portfolio and ABIRM also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Portfolio are included in "Other Expenses" under "Fees and Expenses of the Fund - Annual Fund Operating Expenses" in your Prospectus.

          If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolio, Alliance, ABIRM and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

          ABIRM anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

          Advest
          A.G. Edwards
          AIG Financial Advisor
          Ameriprise Financial Services
          AXA Advisors
          Banc of America
          Bank One Securities Corp.
          BNY Investment Center
          Charles Schwab
          Chase Investment Services
          Citicorp Investment Securities
          Citigroup Global Markets
          Commonwealth Financial Network
          Independent Financial Marketing Group
          ING Advisors Network
          Legg Mason
          Lincoln Financial Advisors
          Linsco/Private Ledger
          McDonald Investments
          Merrill Lynch
          Morgan Stanley
          Mutual Service Corporation
          National Financial
          National Planning Holdings
          New England Securities
          PFS Investments
          Piper Jaffray
          Raymond James
          RBC Dain Rauscher
          Securities America
          Signator Investors
          SunTrust Bank
          UBS AG
          UBS Financial Services
          Uvest Financial Services
          Wachovia Securities
          Walnut Street Securities
          Wells Fargo Investments

          Although the Fund may use brokers and dealers who sell shares of the Portfolio to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                       REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under "Investing in the Funds." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Portfolio that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Portfolio has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Portfolio's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Portfolio.

Redemption
----------

          Subject only to the limitations described below, the Fund's Charter requires that the Fund redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A shares, Class B shares and Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Portfolio.

          Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of the Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Portfolio containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact AGIS to confirm whether a Medallion Signature Guarantee is needed.

          To redeem shares of the Portfolio represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Portfolio with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Portfolio for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption by Electronic Funds Transfer. Each Portfolio shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from AGIS (except for certain omnibus accounts). A telephone redemption by electronic funds transfer may not exceed $100,000, and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption by Check. Each Portfolio shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificate have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the Subscription Application.

          Telephone Redemptions - General. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Investment Adviser, the Principal Underwriter nor AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Portfolio may repurchase shares through the Principal Underwriter or selected financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Portfolio to the Principal Underwriter either directly or through a financial intermediary. Neither the Portfolio nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Portfolio as described above is a voluntary service of the Fund, and the Fund may suspend or terminate this practice at any time.

General
-------

          The Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under "Investing in the Funds." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Portfolio that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of the Portfolio through an automatic investment program utilizing electronic fund transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

          Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $200 monthly minimum.

Exchange Privilege
------------------

          You may exchange your investment in the Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Investment Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Investment Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Investment Adviser, the Principal Underwriter, AGIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Portfolio for Advisor Class shares of the Portfolio. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, AGIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time, on that day. Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call AGIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Portfolio for Advisor Class shares of the Portfolio, exchanges of shares as described above in this section are taxable transactions for federal tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

          None of the AllianceBernstein Mutual Funds, the Investment Adviser, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of the Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

          The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. As noted above, a Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Portfolio's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Investment Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

          (b) securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in accordance with paragraph (a) above, and securities traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Investment Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Investment Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

          The Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

          Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Portfolio's assets to Alliance. Alliance has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

          The Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining the Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

          The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

          Subject to the general oversight of the Board of Directors of the Fund, the Investment Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Portfolio. The Investment Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Portfolio or other investment companies managed by the Investment Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations. The Portfolio's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Portfolio and brokerage commissions are payable with respect to transactions in exchange-traded interest rate futures contracts.

          Most transactions for the Portfolio, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen
(15) principal market maker dealers with whom the Investment Adviser maintains regular contact. Most transactions made by the Portfolio will be principal transactions at net prices and the Portfolio will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Investment Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in the Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

          The Portfolio has no obligation to enter into transactions in securities with any broker, dealer, issuer, underwriter or other entity. Where best price and execution may be obtained from more than one broker or dealer, the Investment Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Investment Adviser. Such services may be used by the Investment Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Investment Adviser in connection with the Portfolio. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relationship to the value of the brokerage and research and statistical services provided by the executing broker. During the fiscal year ended June 30, 2003, the fiscal period ended September 30, 2003 and the fiscal years ended September 30, 2004 and 2005, the Portfolio did not incur brokerage commissions.

          The Fund may from time to time place orders for the purchase or any sale of securities (including listed call options) with SCB & Co. or Advest Inc. ("Advest"), each an affiliate of the Investment Adviser. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. or Advest is an affiliate of the Investment Adviser. With respect to orders placed with SCB & Co. or Advest for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

Disclosure of Portfolio Holdings
--------------------------------

          The Fund believes that the ideas of Alliance's investment staff should benefit the Portfolio and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of the Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

          Alliance has adopted, on behalf of the Portfolio, policies and procedures relating to disclosure of the Portfolio's portfolio securities. The policies and procedures relating to disclosure of the Portfolio's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Portfolio's operation or useful to the Portfolio's shareholders without compromising the integrity or performance of the Portfolio. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio and its shareholders) are met, the Fund does not provide or permit others to provide information about the Portfolio's portfolio holdings on a selective basis.

          The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, Alliance posts portfolio holdings information on Alliance's website (www.AllianceBernstein.com). Alliance posts on the website a complete schedule of the Portfolio's portfolio securities, as of the last day of each fiscal calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the portfolio security. In addition to the schedule of portfolio holdings, Alliance posts information about the number of securities the Portfolio holds, a summary of the Portfolio's top ten holdings (including name and the percentage of the Portfolio's assets invested in each holding), and a percentage breakdown of the Portfolio's investments by credit rating or security type, as applicable, approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

          Alliance may distribute or authorize the distribution of information about the Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to Alliance's employees and affiliates that provide services to the Fund. In addition, Alliance may distribute or authorize distribution of information about the Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolio (including, without limitation, pricing services and proxy voting services), and to facilitate the review of the Portfolio by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. Alliance does not expect to disclose information about the Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

          Before any non-public disclosure of information about the Portfolio's portfolio holdings is permitted, however, Alliance's Mutual Fund Compliance Director must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may Alliance or its affiliates receive any consideration or compensation for disclosing the information.

          Alliance has established procedures to ensure that the Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only Alliance's Mutual Fund Compliance Director (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in Alliance's product management group determines that the disclosure serves a legitimate business purpose of the Portfolio and is in the best interest of the Portfolio's shareholders. Alliance's Mutual Fund Compliance Director (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of Alliance or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by Alliance's Mutual Fund Compliance Director (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. Alliance reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with Alliance's policy and any applicable confidentiality agreement. Alliance's Mutual Fund Compliance Director or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, Alliance will promptly terminate the disclosure arrangement.

          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolio's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Portfolio's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolio's holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

          General. The Portfolio intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Portfolio must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward currency exchange contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Portfolio's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Portfolio's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Portfolio's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

          If the Portfolio qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

          It is the present policy of the Portfolio to distribute to shareholders all net investment income quarterly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

          The Portfolio will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by the Portfolio during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Portfolio on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

          The information set forth in your Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Portfolio and assumes that the Portfolio qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Portfolio, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

          Dividends and Distributions. The Portfolio intends to make timely distributions of the Portfolio's taxable income (including any net capital gain) so that the Portfolio will not be subject to federal income and excise taxes. Dividends of the Portfolio's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

          Some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals, trusts and estates at the reduced maximum rate of 15% if paid on or before December 31, 2008 (5% for individuals, trusts and estates in lower tax brackets), provided that both the fund and the shareholder satisfy certain holding period and other requirements. Based upon the investment policies of the Portfolio, it is expected that only a small portion, if any, of the Portfolio's distributions would be treated as "qualified dividend income."

          Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Portfolio. Any dividend or distribution received by a shareholder on shares of the Portfolio will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Portfolio. The investment objective of the Portfolio is such that only a small portion, if any, of the Portfolio's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

          After the end of the calendar year, the Portfolio will notify shareholders of the federal income tax status of any distributions made by the Portfolio to shareholders during such year.

          Sales and Redemptions. Any gain or loss arising from a sale or redemption of Portfolio shares generally will be capital gain or loss if the Portfolio shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Portfolio for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

          Any loss realized by a shareholder on a sale or exchange of shares of the Portfolio will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is so disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

          Qualified Plans. A dividend or capital gains distribution with respect to shares of the Portfolio held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

          Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Portfolio with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          Foreign Taxes. Income received by the Portfolio also may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Portfolio to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Portfolio's assets to be invested within various countries is not known. If more than 50% of the value of the Portfolio's assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), the Portfolio will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by the Portfolio. However, there can be no assurance that the Portfolio will be able to do so. If the Portfolio makes this election, a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign taxes paid by the Portfolio, (ii) treat his or her pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his or her taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass-through of taxes by the Portfolio. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Portfolio. A shareholder's foreign tax credit with respect to a dividend received from the Portfolio will be disallowed unless the shareholder holds shares in the Portfolio on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Portfolio's taxable year whether the foreign taxes paid by the Portfolio will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

          The federal income tax status of each year's distributions by the Portfolio will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Portfolio
------------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to the Portfolio with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Portfolio will be taxed as a regulated investment company for each of its taxable years.

          Passive Foreign Investment Companies. If the Portfolio owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Portfolio does not elect or is unable to elect to treat such foreign corporation as a "qualified electing fund" within the meaning of the Code, the Portfolio may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. The Portfolio may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Portfolio as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Portfolio or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." In some cases, the Portfolio may be able to elect to "mark-to-market" stock in a PFIC. If the Portfolio makes such an election, the Portfolio would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Portfolio's adjusted basis in the PFIC stock. The Portfolio would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Portfolio's taxable income for prior taxable years. The Portfolio's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Portfolio, would be treated as ordinary loss. The Portfolio generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Portfolio purchases shares in a PFIC and the Portfolio elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Portfolio may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Portfolio. Any such income would be subject to the 90% and calendar year distribution requirements described above.

          Discount Obligations. Under current federal tax law, the Portfolio will include in income as interest each year, in addition to stated interest received on obligations held by the Portfolio, amounts attributable to the Portfolio from holding securities purchased by the Portfolio at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." Current federal tax law requires a holder (such as the Portfolio) of a discount obligation to accrue and include in income each year a portion of the discount at which the obligation was purchased even though the Portfolio does not receive interest payments in cash during the year which reflect such accrued discount. The Portfolio will elect to likewise accrue and include in income each year a portion of the market discount with respect to a discount obligation or other obligation even though the Portfolio does not receive interest payments in cash which reflect such accrued discount.

          As a result of the applicable rules, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, the Portfolio may be required to pay out as an income distribution each year an amount significantly greater than the total amount of cash which the Portfolio has actually received as interest during the year. Such distributions will be made from the cash assets of the Portfolio, from borrowings or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Adviser will select which securities to sell. The Portfolio may realize a gain or loss from such sales. In the event the Portfolio realizes net capital gains from such sales, shareholders may receive a larger capital gain distribution than they would have in the absence of such sales.

          Options. Certain listed options are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Portfolio at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Portfolio on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. The Portfolio can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

          With respect to equity options or options traded on certain foreign exchanges, gain or loss realized by the Portfolio upon the lapse or sale of such options held by the Portfolio will be either long-term or short-term capital gain or loss depending upon the Portfolio's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Portfolio will be treated as short-term capital gain or loss. In general, if the Portfolio exercises an option, or an option that the Portfolio has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

          Tax Straddles. Any option, futures contract, currency swap, forward currency exchange contract, or other position entered into or held by the Portfolio in conjunction with any other position held by the Portfolio may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Portfolio's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Portfolio has unrealized gains with respect to the other position in such straddle; (ii) the Portfolio's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Portfolio, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Portfolio all of the offsetting positions of which consist of section 1256 contracts.

          Currency Fluctuations -- Section 988 Gains and Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward currency exchange contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Portfolio will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Portfolio shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxation
--------------

          The Portfolio may be subject to other state and local taxes.

Taxation of Foreign Shareholders
--------------------------------

          The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on a shareholder which is a non-resident alien individual or foreign corporation may be substantially different. A foreign investor should therefore consult his or her own tax adviser for further information as to the United States federal income tax consequences of being a shareholder in the Portfolio.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

          The Fund is a Maryland corporation organized in 1973 under the name "Alliance Bond Fund, Inc." The Fund's name became "AllianceBernstein Bond Fund, Inc." on March 31, 2003.

Capitalization
--------------

          All shares of each portfolio participate equally in dividends and distributions from that portfolio, including any distributions in the event of a liquidation and upon redeeming shares will receive the then current NAV of the Portfolio represented by the redeemed shares less any applicable CDSC. Each share of the Portfolio is entitled to one vote for all purposes. Shares of the Portfolios vote for the election of Directors and on any other matter that affects the Portfolios in substantially the same manner as a single class, except as otherwise required by law. As to matters affecting each Portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each Portfolio would vote as a separate class. There are no conversion or preemptive rights in connection with any shares of the Portfolio. All shares of the Portfolio when duly issued will be fully paid and non-assessable.

          The authorized capital stock of the Fund consists of 63,000,000,000 shares of Common Stock having a par value of $.001 per share. The authorized capital stock of the Portfolio currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock, 3,000,000,000 shares of Class R Common Stock, 3,000,000,000 shares of Class K Common Stock, 3,000,000,000 shares of Class I Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.001 per share. Each class of shares of the Portfolio represents an interest in the same portfolio of investments, and has the same rights and is identical in all respects, except that expenses related to the distribution of each class are borne solely by each class and each class of shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan which pertain to a particular class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class.

          The Fund's Board of Directors may, without shareholder approval, increase or decrease the number of authorized but unissued shares of the Portfolio's Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class Common Stock.

          The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional portfolios and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional portfolios of shares. Any issuance of shares of another portfolio would be governed by the 1940 Act and the laws of the State of Maryland. If shares of another portfolio were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single portfolio for the election of Directors and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Contract and changes in investment policy, shares of each Portfolio would vote as separate portfolios.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law.

                  As of the close of business on January 6, 2006, there were 60,366,131 shares of common stock of the Portfolio outstanding. Of this amount, 39,007,609 shares were Class A shares, 12,162,707 shares were Class B shares, 8,743,137 shares were Class C shares, 3,338 shares were Class R shares, 447,706 shares were Advisor Class shares, 816 shares were Class K shares and 817 shares were Class I shares. To the knowledge of the Portfolio, the following persons owned of record or beneficially, 5% or more of the outstanding shares of the Portfolio as of January 6, 2006:

                                             NO. OF                 % OF
NAME AND ADDRESS                             SHARES                 CLASS
----------------                             ------                 -----

Class A Shares
--------------

MLPF&S
For the Sole Benefit
of its Customers
Attn: Fund Admin.
4800 Deer Lake
Drive East - 2nd Floor
Jacksonville, FL 32246-6484                     2,357,172           6.05%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                      3,468,862           8.90%

Class B Shares
--------------

MLPF&S
For the Sole Benefit
of its Customers
Attn: Fund Admin.
4800 Deer Lake
Drive East - 2nd Floor
Jacksonville, FL 32246-6484                     1,150,500           9.46%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                      1,619,764          13.32%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9245                      1,505,585          12.38%

Class C Shares
--------------

MLPF&S
For the Sole Benefit
of its Customers
Attn: Fund Admin.
4800 Deer Lake
Drive East - 2nd Floor
Jacksonville, FL 32246-6484                     1,944,633          22.24%

First Clearing LLC
Special Custody Acct. for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA  23060-9245                        586,148          6.70%

Citigroup Global Markets
House Account
Attn: Cindy Tempesta
333 W. 34th St. - FL. 3
New York, NY 10001-2483                           744,193          8.51%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                      1,384,207          15.83%

Class R Shares
--------------

MG Trust Trustee
Swingvote 401k Ret. Plan
700 17th Street Suite 300
Denver, CO 80202-3531                                 315          9.44%

MG Trust Trustee
Apt. Management Associates LL
700 17th Street Suite 300
Denver, CO 80202-3531                                 287          8.34%

MG Trust Trustee
Cammeby S International Ltd.
700 17th Street Suite 300
Denver, CO 80202-3531                                 946          28.35%

MG Trust Trustee
Lawrence Semiconductor Research Lab
700 17th Street Suite 300
Denver, CO 80202-3531                                 586          17.54%

MG Trust Co. Cust FBO
SI National
700 17th Street Suite 300
Denver, CO 80202-3531                                 492          14.74%

MG Trust Co. Cust FBO
Ambulatory Anesthesia Assocs.
700 17th Street Suite 300
Denver, CO 80202-3531                                 431          12.91%

Advisor Class Shares
--------------------

Trust for Profit Sharing Plan
for Employees of Alliance
Capital Mgmt. L.P. Plan K
Attn:  Deana Marotta, Fl. 31
1245 Ave. of the Americas
New York, NY 10105                                410,710          91.74%

K Class Shares
--------------

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 N. Lexington Ave
White Plains, NY 10601-1712                           801          98.17%

I Class Shares
--------------

Alliance Capital Management LP
Attn:  Raymond Cardosi
1 N. Lexington Ave
White Plains, NY 10601-1712                           801          98.03%

Custodian
---------

          State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, acts as the Fund's custodian for the assets of the Fund but plays no part in deciding on the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, State Street may enter into subcustodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

          ABIRM, an indirect wholly-owned subsidiary of the Investment Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Portfolio, and as such may solicit orders from the public to purchase shares of the Portfolio. Under the Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the shares of the Fund offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          Ernst & Young LLP, 5 Times Square, New York, New York, 10036, has been appointed as the independent registered public accounting firm for the Fund.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's financial intermediary or to AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

                            FINANCIAL STATEMENTS AND
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

          The financial statements of AllianceBernstein Bond Fund, Inc. - AllianceBernstein Corporate Bond Portfolio for the fiscal year ended September 30, 2005 and the report of Ernst & Young LLP, the independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the Commission on December 8, 2005. It is available without charge upon request by calling AGIS at
(800) 227-4618.

--------------------------------------------------------------------------------

                                   APPENDIX A:
                            STATEMENT OF POLICIES AND
                          PROCEDURES FOR VOTING PROXIES

--------------------------------------------------------------------------------


Introduction
------------


As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.


This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.


Proxy Policies
--------------


This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:


Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.


Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.


Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company's auditors.


Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.


Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.


Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.


Anti-Takeover Measures: Alliance Capital believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.


Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.


Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.


Proxy Voting Procedures
-----------------------


Proxy Voting Committees
-----------------------


Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.


Conflicts of Interest
---------------------


Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
(iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.


Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.


Proxies of Certain Non-US Issuers
---------------------------------


Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, Alliance Capital believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.


In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.


Loaned Securities
-----------------


Many clients of Alliance Capital have entered into securities lending arrangements with agent lenders to generate additional revenue. Alliance Capital will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.


Proxy Voting Records
--------------------


You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.


00250.0157 #631376

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS:

     (a) (1) Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 65 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 31, 1997.

          (2) Articles of Amendment of the Articles of Incorporation of the Registrant dated December 15, 1989 and filed December 19, 1989 - Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 66 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 30, 1998.

          (3) Articles Supplementary to the Articles of Incorporation of the Registrant dated and filed August 28, 1991 - Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 65 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 31, 1997.

          (4) Articles Supplementary to the Articles of Incorporation of the Registrant dated March 25, 1992 and filed March 26, 1992 - Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 65 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 31, 1997.

          (5) Articles of Amendment to the Articles of Incorporation of the Registrant dated October 27, 1992 and filed November 2, 1992 - Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 66 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 30, 1998.

          (6) Articles Supplementary to the Articles of Incorporation of the Registrant dated December 30, 1992 and filed December 31, 1992 - Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 66 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 30, 1998.

          (7) Articles of Amendment to the Articles of Incorporation of the Registrant dated January 7, 1993 and filed January 8, 1993 - Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 65 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 31, 1997.

          (8) Articles Supplementary to the Articles of Incorporation of the Registrant dated April 29, 1993 and filed April 30, 1993 - Incorporated by reference to Exhibit 1(h) to Post-Effective Amendment No. 66 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 30, 1998.

          (9) Articles Supplementary to the Articles of Incorporation of the Registrant dated September 30, 1996 and filed October 2, 1996 - Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 64 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 31, 1996.

          (10) Articles Supplementary to the Articles of Incorporation of the Registrant dated March 31, 1998 and filed April 6, 1998 - Incorporated by reference to Exhibit (a) to Post-Effective Amendment No. 69 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on April 9, 1999.

          (11) Articles Supplementary to the Articles of Incorporation of the Registrant dated June 29, 1999 and filed July 1, 1999 - Incorporated by reference to Exhibit (a)(11) to Post-Effective Amendment No. 72 (erroneously numbered 69) of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 29, 1999.

          (12) Articles Supplementary to the Articles of Incorporation of the Registrant dated October 11, 2000 - Incorporated by reference to Exhibit (a)(12) to Post-Effective Amendment No. 75 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 30, 2001.

          (13) Articles of Amendment to the Articles of Incorporation of the Registrant dated April 9, 2001 - Incorporated by reference to Exhibit (a)(13) to Post-Effective Amendment No. 77 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 30, 2001.

          (14) Articles Supplementary to the Articles of Incorporation of the Registrant dated April 12, 2001 - Incorporated by reference to Exhibit (a)(14) to Post-Effective Amendment No. 77 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 30, 2001.

          (15) Articles of Amendment to the Articles of Incorporation of the Registrant dated March 19, 2003 and filed March 20, 2003 - Incorporated by reference to Exhibit (a)(15) to Post-Effective Amendment No. 80 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on August 7, 2003.

          (16) Articles of Amendment to the Articles of Incorporation of the Registrant dated March 19, 2003 and filed March 26, 2003 - Incorporated by reference to Exhibit (a)(16) to the Post-Effective Amendment No. 80 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on August 7, 2003.

          (17) Articles Supplementary to the Articles of Incorporation of the Registrant dated July 31, 2003 and filed August 1, 2003 - Incorporated by reference to Exhibit (a)(17) to the Post-Effective Amendment No. 80 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on August 7, 2003.

          (18) Articles Supplementary to the Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit (a)(18) to the Post-Effective Amendment No. 84 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on January 31, 2005.

          (19) Articles of Amendment to the Articles of Incorporation of the Registrant dated January 24, 2006 - Filed herewith.

     (b) Amended and Restated By-Laws of the Registrant - Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 83 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on November 30, 2004.

     (c)  Not applicable.

     (d) Amended Investment Advisory Contract between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 83 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on November 30, 2004.

     (e) (1) Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference as Exhibit 6(a) to Post-Effective Amendment No. 65 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 31, 1997.

          (2) Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference as Exhibit 6(e) to Post-Effective Amendment No. 64 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 31, 1996.

          (3) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 81 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 29, 2003.

          (4) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (e)(4) to the Post-Effective Amendment No. 84 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on January 31, 2005.

          (5) Form of Selected Dealer Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit
               (e)(5) to the Post-Effective Amendment No. 84 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on January 31, 2005.

          (6) Form of Selected Agent Agreement between AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected agents making available shares of Registrant - Incorporated by reference to Exhibit (e)(6) to the Post-Effective Amendment No. 84 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on January 31, 2005.

     (f)  Not applicable.

     (g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 65 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission with the Securities and Exchange Commission on October 31, 1997.

          (2) Amendment to the Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit 8(a) to Post-Effective Amendment No. 64 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 31, 1996.

     (h) (1) Transfer Agency Agreement between Registrant and Alliance Global Investor Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 65 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 31, 1997.

          (2) Form of Expense Limitation Undertaking by Alliance Capital Management L.P. with respect to Quality Bond Portfolio - Incorporated by reference to Exhibit (h)(2) to the Post-Effective Amendment No. 84 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on January 31, 2005.

     (i)  Opinion and Consent of Seward & Kissel LLP - Filed herewith.


     (j) Consent of Independent Registered Public Accounting Firm -- Filed herewith.

     (k)  Not applicable.

     (l)  Not applicable.

     (m)  Rule 12b-1 Plan - See Exhibit (e)(1) above.

     (n) (1) Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit 18(a) to Post-Effective Amendment No. 64 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 31, 1996.

          (2) Form of Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n)(2) to Post-Effective Amendment No. 81 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on October 29, 2003.

          (3) Form of Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n)(3) to the Post-Effective Amendment No. 84 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on January 31, 2005.

     (p) (1) Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of the Registrant (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000.

          (2) Code of Ethics for Alliance Capital Management L.P. and AllianceBernstein Investment Research and Management, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 34 of the Registration Statement on Form N-1A of AllianceBernstein Municipal Income Fund, Inc. (File Nos. 33-7812 and 811-04791), filed with the Securities and Exchange Commission on January 28, 2005.

     Other Exhibits:

          Powers of Attorney for: Marc O. Mayer, Ruth S. Block, David H. Dievler, John H. Dobkin and William H. Foulk, Jr. - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 82 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on January 30, 2004.

          Power of Attorney for: Michael J. Downey - Incorporated by reference to Other Exhibits to the Post-Effective Amendment No. 84 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-48227 and 811-2383) filed with the Securities and Exchange Commission on January 31, 2005.

ITEM 24.  Persons Controlled by or under Common Control with the Fund.

          None.

ITEM 25.  Indemnification.

          It is the Registrants policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrants Articles of Incorporation as set forth below and Section 10(a) of the Distribution Services Agreement filed as Exhibit (e)(1) as set forth below.

          The liability of the Registrants directors and officers is dealt with in Article SEVENTH, Section (f) of Registrants Articles of Incorporation, as set forth below. The Investment Advisers liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Investment Advisory Contract filed as Exhibit (d) as set forth below.

          SECTION 2-418 OF THE MARYLAND GENERAL CORPORATION LAW READS AS
          FOLLOWS:

                    2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND
               AGENTS.--(a) In this section the following words have the meaning indicated.

                    (1) "Directors" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

                    (2) "Corporation" includes any domestic or foreign
               predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessors existence ceased upon consummation of the transaction.

                    (3) "Expenses" include attorneys fees.

                    (4) "Official capacity" means the following

                              (i) When used with respect to a director, the
                    office of director in the corporation; and

                              (ii) When used with respect to a person other than
                    a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                              (iii) "Official capacity" does not include service
                    for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

                    (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

                    (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

                    (b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

                    (i) The act or omission of the director was material to the cause of action adjudicated in the proceeding; and

                    1. Was committed in bad faith; or

                    2. Was the result of active and deliberate dishonesty; or

                    (ii) The director actually received an improper personal
               benefit in money, property, or services; or

                    (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

                    (2)(i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                    (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

                    (3)(i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                    (4) A corporation may not indemnify a director of advance
               expenses under this section for a proceeding brought by that director against the corporation, except:

                              (i) For a proceeding brought to enforce
                    indemnification under this section; or

                              (ii) If the charter or bylaws of the corporation,
                    a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

                              (iii) The termination of any proceeding by
                    conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

                    (c) A director may not be indemnified under subsection (b)
               of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the directors official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

                    (d) Unless limited by the charter:

                    (1) A director who has been successful, on the merits or
               otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

                    (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                              (i) If it determines a director is entitled to
                    reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                              (ii) If it determines that the director is fairly
                    and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

                    (3) A court of appropriate jurisdiction may be the same
               court in which the proceeding involving the directors liability took place.

                    (e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                    (2) Such determination shall be made:

                              (i) By the board of directors by a majority vote
                    of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                              (ii) By special legal counsel selected by the
                    board or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

                              (iii) By the stockholders.

                    (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                    (4) Shares held by directors who are parties to the
               proceeding may not be voted on the subject matter under this subsection.

                    (f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                              (i) A written affirmation by the director of the
                    directors good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                              (ii) A written undertaking by or on behalf of the
                    director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                    (2) The undertaking required by subparagraph (ii) of
               paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

                    (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection
               (e) of this section.

                    (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                    (h) This section does not limit the corporations power to
               pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

                    (i) For purposes of this section:

                    (1) The corporation shall be deemed to have requested a
               director to serve an employee benefit plan where the performance of the directors duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

                    (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

                    (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the directors duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                    (j) Unless limited by the charter:

                    (1) An officer of the corporation shall be indemnified as
               and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

                    (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

                    (3) A corporation, in addition, may indemnify and advance
               expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

                    (k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such persons position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

                    (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

                    (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

                    (l) Any indemnification of, or advance of expenses to, a
               director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders meeting or prior to the meeting.

ARTICLE EIGHTH OF THE REGISTRANTS ARTICLES OF INCORPORATION READS AS FOLLOWS:

          EIGHTH: To the maximum extent permitted by the General Corporation Law of the State of Maryland as from time to time amended, the Corporation shall indemnify its currently acting and its former directors and officers and those persons who, at the request of the Corporation, serve or have served another corporation, partnership, joint venture, trust or other enterprise in one or more of such capacities.

Section 10(a) of the Distribution Services Agreement reads as follows:

          Section 10. Indemnification.

               (a) The Fund agrees to indemnify, defend and hold the Underwriter, and any person who controls the Underwriter within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless form and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Underwriter or any such controlling person may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon any alleged untrue statements of a material fact contained in the Fund's Registration Statement or Prospectus or Statement of Additional Information in effect from time to time under the Securities Act or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading; provided, however, that in no event shall anything therein contained by so construed as to protect the Underwriter against any liability to the Fund or its security holders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the Underwriter's reckless disregard of its obligations and duties under this agreement. The Fund's agreement to indemnify the Underwriter or any such controlling person, such notification to be given by letter or by telegram addressed to the Fund at its principal office in New York, New York, and sent to the Fund by the person against whom such action is brought within ten days after the summons or other first legal process shall have been served. The failure so to notify the Fund of the commencement of any such action shall not relieve the Fund from any liability which it may have to the person against whom such action is brought by reason of any such alleged untrue statement or omission otherwise than on account of the indemnity agreement contained in this
          Section 10. The Fund will be entitled to assume the defense of any such suit brought to enforce any such claim, and to retain counsel of good standing chosen by the Fund and approved by the Underwriter. In the event the Fund does elect to assume the defense of any such suit and retain counsel of good standing approved by the Underwriter, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case the Fund does not elect to assume the defense of any such suit, or in case the Underwriter does not approve of counsel chosen by the Fund, the Fund will reimburse the Underwriter or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by the Underwriter or such persons. The indemnification agreement contained in this Section 10 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter or any controlling person and shall survive the sale of any of the Fund's shares made pursuant to subscriptions obtained by the Underwriter. This agreement of indemnity will inure exclusively to the benefit of the Underwriter, to the benefit of its successors and assigns, and to the benefit of any controlling persons and their successors and assigns. The Fund agrees promptly to notify the Underwriter of the commencement of any litigation or proceeding against the Fund in connection with the issue and sale of any of its shares.

Article SEVENTH, Section (f) of the Registrant's Articles of Incorporation reads as follows:

               (f) Specifically and without limitation of subsection (e) of this Article Seventh but subject to the exception therein prescribed, the Corporation may enter into management or advisory, underwriting, distribution and administration contracts, and may otherwise do business, with Alliance Capital Management Corporation, and any parent, subsidiary or affiliate of such firm or any affiliate of any such affiliate, or the stockholders, directors, officers and employees thereof, and may deal freely with one another notwithstanding that the Board of Directors of the Corporation may be composed in part of directors, officers or employees of such firm and/or its parents, subsidiaries or affiliates shall be invalidated or in any way affected thereby, nor shall any director or officer of the Corporation be liable to the Corporation or to any stockholder or creditor thereof or to any person for any loss incurred by it or him under or by reason of such contract or transaction; provided that nothing herein shall protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; and provided always that such contract or transaction shall have been on terms that were not unfair to the Corporation at the time at which it was entered into.

Section 4 of the Investment Advisory Contract reads as follows:

               4. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

               Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

               In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

               The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Investment Adviser.

ITEM 26.  Business and Other Connections of Investment Adviser.

          The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectuses and in the Statements of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

          The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27.  Principal Underwriters

          (a) AllianceBernstein Investment Research and Management, Inc. is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. AllianceBernstein Investment Research and Management, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:


               AllianceBernstein Balanced Shares, Inc.
               AllianceBernstein Blended Style Series, Inc.
               AllianceBernstein Cap Fund, Inc.
               AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
               AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Government Income Trust, Inc. AllianceBernstein Global Health Care Fund, Inc. AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
               AllianceBernstein Greater China `97 Fund, Inc.
               AllianceBernstein Growth and Income Fund, Inc.
               AllianceBernstein High Yield Fund, Inc.
               AllianceBernstein Institutional Funds, Inc.
               AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified MunicipalPortfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
               AllianceBernstein International Growth Fund, Inc. AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large-Cap Growth Fund, Inc.
               AllianceBernstein Mid-Cap Growth Fund, Inc.
               AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
               AllianceBernstein Municipal Income Fund II
               AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Short Duration Portfolio
               AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
               AllianceBernstein Utility Income Fund, Inc.
               AllianceBernstein Variable Products Series Fund, Inc.
               Sanford C. Bernstein Fund II, Inc.
               The AllianceBernstein Pooling Portfolios
               The AllianceBernstein Portfolios

----------
(1)  This is a retail Portfolio of Sanford C. Bernstein Fund, Inc.

          (b) The following are the Directors and Officers of AllianceBernstein Investment Research and Management, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.


                              POSITIONS AND                POSITIONS AND
                              OFFICES WITH                 OFFICES WITH
NAME                          UNDERWRITER                  REGISTRANT
----                          -----------                  ----------

Directors
---------

Marc O. Mayer                 Chairman of the Board
                              and Director

Mark R. Manley                Director

Ranjani Nagaswami             Vice Chairman and Director

Officers
--------

Marc O. Mayer                 Chairman of the Board        President and
                                                           Chief Executive
                                                           Officer

Ranjani Nagaswami             Vice Chairman

Frederic L. Bloch             Executive Vice President
                              and President, U.S. Sales

Richard A. Davies             Executive Vice President &
                              Managing Director

Gerald M. Lieberman           Executive Vice President
                              and Chief Operating Officer

Kurt H. Schoknecht            Executive Vice President

Frank Speno                   Executive Vice President


Andrew L. Gangolf             Senior Vice President and    Assistant Secretary
                              Assistant General
                              Counsel

Emilie D. Wrapp               Senior Vice President,       Secretary
                              Assistant General Counsel
                              and Assistant Secretary

Daniel A. Notto               Senior Vice President,
                              Counsel and Assistant
                              Secretary

Christopher S. Alpaugh        Senior Vice President

Audie G. Apple                Senior Vice President

Colin C. Aymond               Senior Vice President

Steven R. Barr                Senior Vice President and
                              Assistant Secretary

Adam J. Beaudry               Senior Vice President

Matthew F. Beaudry            Senior Vice President

Amy I. Belew                  Senior Vice President

Susan H. Burton               Senior Vice President

Peter G. Callahan             Senior Vice President

Russell R. Corby              Senior Vice President

John W. Cronin                Senior Vice President

Robert J. Cruz                Senior Vice President

Jennifer M. DeLong            Senior Vice President

John C. Endahl                Senior Vice President

Adam E. Engelhardt            Senior Vice President

John Edward English           Senior Vice President

Edward J. Farrell             Senior Vice President and
                              Controller

Eric W. Frasier               Senior Vice President

Donald N. Fritts              Senior Vice President

Kenneth L. Haman              Senior Vice President


Joseph P. Healy               Senior Vice President

Mary V. Kralis Hoppe          Senior Vice President

Scott Hutton                  Senior Vice President

Geoffrey L. Hyde              Senior Vice President

Robert H. Joseph,             Senior Vice President and
Jr.                           Assistant Treasurer

Victor Kopelakis              Senior Vice President

Henry Michael Lesmeister      Senior Vice President


Eric L. Levinson              Senior Vice President

James F. Lyons                Senior Vice President and
                              Regional/Regent

Matthew P. Mintzer            Senior Vice President

Thomas F. Monnerat            Senior Vice President

Joanna D. Murray              Senior Vice President

Jeffrey A. Nye                Senior Vice President

Peter J. O'Brien              Senior Vice President

John J. O'Connor              Senior Vice President

Danielle Pagano               Senior Vice President

Catherine N.                  Senior Vice President
Peterson

Mark A. Pletts                Senior Vice President

James J. Posch                Senior Vice President and
                              Assistant Secretary

Robert E. Powers              Senior Vice President

Stephen C. Scanlon            Senior Vice President

John P. Schmidt               Senior Vice President

Raymond S. Sclafani           Senior Vice President

Eileen B. Sebold              Senior Vice President

Gregory K. Shannahan          Senior Vice President

Richard J. Sidell             Senior Vice President

Andrew D. Strauss             Senior Vice President

Peter J. Szabo                Senior Vice President

Joseph T. Tocyloski           Senior Vice President

David R. Turnbough            Senior Vice President

Craig E. Welch                Senior Vice President

Scott Whitehouse              Senior Vice President

Mark D. Gersten               Vice President and           Treasurer and
                              Treasurer                    Chief Financial
                                                           Officer

Patrick E. Ryan               Vice President and Chief
                              Financial Officer

Jane E. Ackerman              Vice President

Margaret M. Bagley            Vice President

Mark H.W. Baltimore           Vice President

Kenneth F. Barkoff            Vice President

David A. Bedrick              Vice President

Laura J. Beedy                Vice President

Andrew Berger                 Vice President

Gregory P. Best               Vice President

Robert G. Bjorge              Vice President

Michael J. Bodnar             Vice President

Richard A. Brink              Vice President

Brian Buehring                Vice President

Thomas E. Callahan            Vice President

Kevin T. Cannon               Vice President

Alice L. Chan                 Vice President

Kyle E. Clapp                 Vice President

Michael F. Connell            Vice President

Joseph D. Connell, Jr.        Vice President

Kenneth J. Connors            Vice President

Dwight P. Cornell             Vice President

Michael R. Crimmins           Vice President

Brett E. Dearing              Vice President

Raymond A. Decker             Vice President

Stephen J. Dedyo              Vice President

Darren K. DeSimone            Vice President

Janet B. DiBrita              Vice President

Ronald G. Dietrich            Vice President

Carmela Di Meo                Vice President

Joseph T. Dominguez           Vice President

Paul D. Eck                   Vice President

Bernard J. Eng                Vice President

Michael J. Eustic             Vice President

Joao P. Flor                  Vice President

Kevin T. Gang                 Vice President

Daniel P. Gangemi             Vice President

Christine E. Gaze             Vice President

Mark A. Gessner               Vice President

Thomas R. Graffeo             Vice President

Matthew M. Green              Vice President

John G. Hansen                Vice President

Michael S. Hart               Vice President

George R. Hrabovsky           Vice President

David A. Hunt                 Vice President

Dinah J. Huntoon              Vice President

Anthony D. Ialeggio           Vice President

Theresa Iosca                 Vice President

Oscar J. Isoba                Vice President

Kumar Jagdeo II               Vice President

Joseph B. Kolman              Vice President

Gary M. Lang                  Vice President

Christopher J. Larkin         Vice President

Laurel E. Lindner             Vice President

James M. Liptrot              Vice President and
                              Assistant Controller

Armando C. Llanes             Vice President

Jason N. Longo                Vice President

James P. Luisi                Vice President

Todd M. Mann                  Vice President

Silvia Manz                   Vice President

Osama Mari                    Vice President

Kathryn Austin Masters        Vice President

Craig S. McKenna              Vice President

Steven M. Miller              Vice President

Paul S. Moyer                 Vice President

John F. Multhauf              Vice President

Andrew C. Murphy              Vice President, Chief
                              Compliance Officer and
                              Assistant Secretary

Jamie A. Nieradka             Vice President

Nicole Nolan-Koester          Vice President

Timothy J. O'Connell          Vice President

Joseph D. Ochoa               Vice President

John J. Onofrio               Vice President and
                              Assistant  Treasurer

David D. Paich                Vice President

Todd P. Patton                Vice President

Leo J. Peters IV              Vice President

John D. Prosperi              Vice President

Carol H. Rappa                Vice President

Juhi Rathee                   Vice President

Michelle T. Rawlick           Vice President

Heidi A. Richardson           Vice President

James A. Rie                  Vice President

Joseph P. Rodriguez           Vice President

Miguel A. Rozensztroch        Vice President

Thomas E. Sawyer              Vice President

Gordon R. Schonfeld           Vice President

Stuart L. Shaw                Vice President

Daniel S. Shikes              Vice President

Karen Sirett                  Vice President

Rayandra E. Slonina           Vice President

Elizabeth M. Smith            Vice President

Ben H. Stairs                 Vice President

Eileen Stauber                Vice President

Michael B. Thayer             Vice President

Elizabeth K. Tramo            Vice President

Benjamin H. Travers           Vice President

James R. Van                  Vice President
Deventer

Elsia M. Vasquez              Vice President

Marie R. Vogel                Vice President

Wayne W. Wagner               Vice President

Mark E. Westmoreland          Vice President

Paul C. Wharf                 Vice President

Kevin M. Winters              Vice President

Jennifer M. Yi                Vice President

Moshe Aronov                  Assistant Vice President

Jire J. Baran                 Assistant Vice President

Gian D. Bernardi              Assistant Vice President

Susan J. Bieber               Assistant Vice President

Mark S. Burns                 Assistant Vice President

Daniel W. Carey               Assistant Vice President

Maria Carreras                Assistant Vice President

Judith A. Chin                Assistant Vice President

Robyn L. Cohen                Assistant Vice President

Michael C. Conrath            Assistant Vice President

Robert A. Craft               Assistant Vice President

Raymond L. DeGrazia           Assistant Vice President

Marc DiFilippo                Assistant Vice President

Ralph A. DiMeglio             Assistant Vice President

Daniel Ennis                  Assistant Vice President

Robert A. Fiorentino          Assistant Vice President

Lydia A. Fisher               Assistant Vice President

Stephanie Y. Giaramita        Assistant Vice President

Michael F. Greco              Assistant Vice President

Kelly P. Guter                Assistant Vice President

Terry L. Harris               Assistant Vice President

Junko Hisamatsu               Assistant Vice President

Melanie M. Hoppe              Assistant Vice President

Luis Martin Hoyos             Assistant Vice President

Arthur F. Hoyt, Jr.           Assistant Vice President

Dwayne A. Javier              Assistant Vice President

Joseph D. Kearney             Assistant Vice President

Elizabeth E. Keefe            Assistant Vice President

Edward W. Kelly               Assistant Vice President

Jung M. Kim                   Assistant Vice President

Junko Kimura                  Assistant Vice President

Ted R. Kosinski               Assistant Vice President

Stephen J. Laffey             Assistant Vice President     Assistant Secretary
                              and Counsel

Gina L. Lemon                 Assistant Vice President

Evamarie C. Lombardo          Assistant Vice President

Andrew J. Magnus              Assistant Vice President

Matthew J. Malvey             Assistant Vice President

Daniel K. McGouran            Assistant Vice President

Christine M. McQuinlan        Assistant Vice President

Assimina Morales              Assistant Vice President

Christina A. Morse            Assistant Vice President     Assistant Secretary
                              and Counsel

Troy E. Mosconi               Assistant Vice President

Jennifer A. Mulhall           Assistant Vice President

Alex E. Pady                  Assistant Vice President

Brian W. Paulson              Assistant Vice President

Wandra M. Perry-Hartsfield    Assistant Vice President

Mark A. Quarno                Assistant Vice President

Peter V. Romeo                Assistant Vice President

Randi E. Rothstein            Assistant Vice President

Jessica M. Rozman             Assistant Vice President

Daniel A. Rudnitsky           Assistant Vice President

Shane M. Sanders              Assistant Vice President

Jennifer E. Scherz            Assistant Vice President

Praveen Singh                 Assistant Vice President

Orlando Soler                 Assistant Vice President

Nancy D. Testa                Assistant Vice President

Jay D. Tini                   Assistant Vice President

Kari-Anna Towle               Assistant Vice President

Kayoko Umino                  Assistant Vice President

Thomas M. Vitale              Assistant Vice President


Joanna Wong                   Assistant Vice President

Eric J. Wright                Assistant Vice President

Thomas M. Zottner             Assistant Vice President

Mark R. Manley                Secretary

Colin T. Burke                Assistant Secretary

Adam R. Spilka                Assistant Secretary

     (c)  Not applicable.

ITEM 28.  Location of Accounts and Records.

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003, and at the offices of State Street Bank and Trust Company, the Registrants Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29.  Management Services.

          Not applicable.

ITEM 30.  Undertakings.

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness to this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 86 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 31st day of January, 2006.

                                              ALLIANCEBERNSTEIN BOND FUND, INC.


                                                  By:     Marc O. Mayer*
                                                      --------------------
                                                          Marc O. Mayer
                                                          President


     Pursuant to the requirements of the Securities Act of 1933, as amended this Post-Effective Amendment No. 86 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

   Signature                    Title                      Date
   ---------                    -----                      ----

1) Principal
   Executive Officer


   Marc O. Mayer*               President and              January 31, 2006
   -----------------            Chief Executive
   Marc O. Mayer                Officer

2) Principal Financial
   and Accounting Officer

   /s/ Mark D. Gersten          Treasurer and              January 31, 2006
   -------------------          Chief Financial
   Mark D. Gersten              Officer


3) Directors

   Ruth Block*
   David H. Dievler*
   John H. Dobkin*
   Michael J. Downey*
   William H. Foulk, Jr.*
   Marc O. Mayer*


   *By: /s/ Andrew L. Gangolf                              January 31, 2006
        ---------------------
            Andrew L. Gangolf
           (Attorney-in-fact)

                                Index to Exhibits

Exhibit No.     Description of Exhibits

(a)(19)         Articles of Amendment to the Articles Of Incorporation

(i)             Opinion and Consent of Seward & Kissel LLP

(j)             Consent of Independent Registered Public Accounting Firm





00250.0157 #633157